UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2007

                  Date of reporting period: April 30, 2007


ITEM 1. REPORTS TO STOCKHOLDERS.

             G U I D A N C E |  V I S I O N |  E X P E R I E N C E

                       (AMERICAN BEACON FUNDS (SM) LOGO)

      Semi-Annual Report

April 30, 2007

INTERNATIONAL EQUITY FUND

ABOUT AMERICAN BEACON

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message .........................................      1

Market and Performance Overview .............................      2

Schedule of Investments .....................................      6

Additional Information ......................................  Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                             April 30, 2007

FELLOW SHAREHOLDERS,

[PHOTO OF DOUGLAS G. HERRING]

      I am pleased to present to you the American Beacon International Equity Fund Semi-Annual Report for the six months ended April 30, 2007.

      Developed foreign markets had a positive six months. Strong world economies, and a weaker U.S. Dollar when compared to the Euro, helped the developed foreign markets exceed the returns of U.S. equity markets during this fiscal period. The MSCI EAFE Index reported a return of 15.46% for the last six months, beating the S&P 500 and Dow Jones Industrial Average indices returns of 8.60% and 9.40%, respectively.

      The American Beacon International Equity Fund-Institutional Class reported a total return of 13.66% for this six-month period.

      Please review the enclosed market overview, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                         Sincerely,


                                         /s/ Douglas G. Herring
                                         ----------------------------
                                         Douglas G. Herring
                                         President
                                         American Beacon Funds

INTERNATIONAL EQUITY MARKET OVERVIEW
April 30, 2007 (Unaudited)

      Surplus savings in the large and rapidly growing emerging countries has added to the global surge in liquidity. The ongoing huge U.S. current account deficit plays a major role in supporting the growth in investable funds. Asian central banks have spent the past several years attempting to keep their domestic currencies highly competitive through accumulating enormous U.S. dollar reserves, often held in U.S. Treasuries. This intervention by non-U.S. central banks protracts the liquidity boom, increasing the money base of the intervening countries, reducing global borrowing costs, and suppressing domestic interest rates. In this six-month period, in response to a shift in economic growth, the U.S. dollar and Japanese yen depreciated versus the Euro, the Australian dollar, and the British pound.

      The world economy remains in a low-inflation expansion phase. This benign inflation environment appears more structural than cyclical, reflecting the massive supply-side benefits of globalization, and technological and financial innovation, as well as market deregulation. Crude oil prices remained high but volatile, declining to around $50 per barrel in January and recovering to end the period in the mid-to-high $60s. Base metals were up approximately 10% over the period, having significantly rebounded from a large sell-off in December and January. Other non-traded commodities also did well, with iron ore and thermal coal demonstrating significant price appreciation in 2007 annual contracts.

      U.S. real gross domestic product growth continued to decelerate while Europe, Asia, and emerging countries steamed ahead. The Global Purchasing Managers Index reached a seven-month high in April. Two important developments drove European economic re-acceleration. First was the emergence of improved domestic demand. Ongoing improvement in the Euro zone labor market boosted consumer spending. Second, and related, was the transformation of Germany -- which represents a third of Euro area economic activity -- from regional laggard to leader. German industrial production turned up markedly in the six-month period. In March 2007, the country's trade surplus widened by 30.5% from March 2006. Unemployment rates in the Euro area fell, led by jobless rate declines in France and Germany. In April, Germany's unemployment rate fell to 9.2%, the lowest since August 2001. In March, France's employment rate fell to 8.3%, its lowest rate since 1983. In Britain, money supply growth and inflation likely will lead to further rate increases. Inflation reached 2.8% in February, well above the Bank of England's target. Minutes from the Bank of England's most recent meeting revealed the Bank may adopt a more hawkish policy, potentially hiking rates to 6% by the end of 2007. In the United States, housing activity continued to wane, but consumers remained remarkably resilient. U.S. productivity continued to improve while wage compensation growth remained modest, promoting profit growth in a low inflation environment. Nonetheless, construction deceleration may push the U.S. unemployment rate higher.

      Japan revisited deflation in February (core consumer prices fell 0.1% year-over-year), a setback in the wake of the Bank of Japan's interest rate hike to 0.50%. Despite the Consumer Price Index slippage, the Japanese economy remained on track for continued above-trend growth. The current post-war economic expansion is the longest on record for Japan. The Japanese economy has maintained annual growth of between 1.9% and 2.4% for the past four fiscal years. Currently, the nation's gross domestic product (GDP) is growing at an annual rate of 2%. At period-end, emerging countries represented 15% of the international equity markets. That percentage is growing rapidly. According to ISI Group, total developing countries' GDP equals approximately 29% of World GDP, approximately the same as the U.S. (28%). Most developing economies are thriving due to 1) free trade, 2) the shifting of their economies towards capitalism, 3) plentiful cash available for investment, and 4) booming commodity prices. This boost to global GDP adds upward pressure on commodity prices and downward pressure on labor costs and finished goods and service prices. It is difficult to predict precisely when or what will ultimately curtail this extraordinary period of economic growth, but it will likely stem from higher short-term rates draining excess liquidity from the system.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
April 30, 2007 (Unaudited)

      The Institutional Class of the International Equity Fund returned 13.66% for the six months ended April 30, 2007. The Fund underperformed the MSCI EAFE Index ("Index") return of 15.46% and the Lipper International Funds Index return of 15.14% for the period.

                                              ANNUALIZED TOTAL RETURNS
                                                PERIODS ENDED 4/30/07
                                              ------------------------
                               6 MONTHS*       1 YEAR       5 YEARS        10 YEARS
                               ---------      --------      -------        --------
Institutional
Class(1,4) .................     13.66%        18.01%        16.52%         10.81%
PlanAhead
Class(1,4) .................     13.54%        17.74%        16.34%         10.57%
Service Class(1,2,4) .......     13.37%        17.43%        16.07%         10.45%

AMR Class(1) ...............     13.85%        18.32%        16.81%         11.10%
Lipper Int'l. Funds
Index(3) ...................     15.14%        18.06%        16.19%         9.29%
MSCI EAFE Index (3) ........     15.46%        19.81%        16.64%         8.72%

*     Not annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/97 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/97. A portion of the fees changed to the Service Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

4. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.72%, 0.97%, 1.20% and 0.46%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

      The Fund underperformed the Index by 1.80% over the six-month period due to stock selection, somewhat offset by value added from country allocation.

      Country allocation benefited the Fund, primarily through an underweight position in Japan, the worst-performing market in the Index for the period, with a gain of approximately 5%. Relative to the Index, value was also added by overweighting Germany and the Netherlands (each returning over 25%), and France (up nearly 20%).

      Although stock selection had a significantly positive impact in the United Kingdom and Denmark, it was more than offset by negative stock selections in Japan, Singapore, and Norway. Financial stocks in Japan and Singapore detracted from performance, specifically Sumitomo Mitsui Financial Group (down 19.1%), Mitsubishi Tokyo Financial Group (down 16.3%), and Mitsui Trust Holdings (down 22.1%) in Japan, and Development Bank of Singapore Group Holdings (up 9.1%) in Singapore. Investment in the Telecommunications stock, Telenor ASA (up 18.5%), hurt performance in Norway. In the U.K., five stocks in the Consumer Discretionary and Consumer Staples sectors each returned over 30%, while Vestas Wind Systems (up 133.4%) added value in Denmark.

      Although economic and market conditions vary from period to period, the Fund's primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
April 30, 2007 (Unaudited)

TOP TEN HOLDINGS

                                           % OF
                                        NET ASSETS
                                        ----------
Sanofi-Aventis                             2.5%
Deutsche Post AG                           2.2%
Siemens AG                                 2.0%
GlaxoSmithKline plc                        1.9%
BP plc                                     1.8%
Vodafone Group plc                         1.8%
BAE Systems plc                            1.8%
France Telecom S.A.                        1.7%
Novartis AG                                1.7%
BNP Paribas                                1.6%

SECTOR ALLOCATION

                                             % OF
                                           EQUITIES
                                           --------
Financials                                  27.4%
Consumer Discretionary                      14.5%
Industrials                                 12.0%
Health Care                                  8.3%
Energy                                       8.1%
Telecommunications Services                  8.1%
Consumer Staples                             6.3%
Information Technology                       5.8%
Materials                                    5.3%
Utilities                                    4.2%

REGIONAL ALLOCATION*

                                   [PIE CHART]

FUND EXPENSE EXAMPLE

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2006 through April 30, 2007.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

FUND EXPENSES
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
April 30, 2007 (Unaudited)

ACTUAL EXPENSES

      The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

      You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                              EXPENSES
                                BEGINNING         ENDING     PAID DURING
                                 ACCOUNT         ACCOUNT       PERIOD*
                                  VALUE           VALUE       11/1/06-
                                 11/1/06         4/30/07       4/30/07
                                ---------       ---------    -----------
INSTITUTIONAL CLASS
Actual                          $1,000.00       $1,136.63       $3.57
Hypothetical                    $1,000.00       $1,021.45       $3.38
(5% return before expenses)
PLANAHEAD CLASS
Actual                          $1,000.00       $1,135.40       $4.90
Hypothetical                    $1,000.00       $1,020.21       $4.64
(5% return before expenses)
SERVICE CLASS
Actual                          $1,000.00       $1,133.71       $5.74
Hypothetical                    $1,000.00       $1,019.42       $5.43
(5% return before expenses)
AMR CLASS
Actual                          $1,000.00       $1,138.49       $2.20
Hypothetical                    $1,000.00       $1,022.74       $2.08
(5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.67%, 0.93%, 1.08%, 0.41%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                   SHARES             VALUE
                                                 -----------        ---------
                                                    (DOLLARS IN THOUSANDS)
AUSTRALIA - 1.36%
COMMON STOCKS - 1.36%
     Alumina Ltd. + ...........................      732,248        $   4,315
     Commonwealth Bank of Australia ...........      208,440            9,096
     Macquarie Airports Management Ltd. .......      576,734            1,897
     National Australia Bank Ltd. .............      342,730           12,185
     News Corp. ...............................      182,280            4,081
     Suncorp-Metway Ltd. ......................      744,730           13,198
                                                                    ---------
   TOTAL AUSTRALIA ............................                        44,772
                                                                    ---------

AUSTRIA - 0.12%
COMMON STOCKS - 0.12%
     Telekom Austria AG ## ....................      135,600            3,824
                                                                    ---------

BERMUDA - 0.01%
COMMON STOCKS - 0.01%
     Ship Finance International Ltd. ..........       14,774              439
                                                                    ---------

CANADA - 1.09%
COMMON STOCKS - 1.09%
     Alcan, Inc. ##  ..........................       78,471            4,620
     BCE, Inc. ................................       40,544            1,366
     Celestica, Inc. ## .......................      556,300            3,724
     Husky Energy, Inc. .......................       69,080            5,269
     Jean Coutu Group, Inc. ...................      371,200            5,017
     Manulife Financial Corp. .................      436,196           15,763
                                                                    ---------
   TOTAL CANADA ...............................                        35,759
                                                                    ---------

DENMARK - 0.28%
COMMON STOCKS - 0.28%
     Vestas Wind Systems ## ...................      141,526            9,140
                                                                    ---------

FINLAND - 2.23%
COMMON STOCKS - 2.23%
     Fortum Espoo Oyj ## + ....................      440,800           13,616
     Nokia Oyj ## + ...........................    1,287,640           32,551
     Stora Enso Oyj ## + ......................      213,542            3,898
     Stora Enso Oyj, A Shares ## ..............       68,102            1,247
     Stora Enso Oyj, R Shares .................      650,269           11,894
     UPM-Kymmene Oyj ..........................      410,300           10,106
                                                                    ---------
   TOTAL FINLAND ..............................                        73,312
                                                                    ---------

FRANCE - 12.63%
COMMON STOCKS - 12.63%
     Accor S.A. ...............................      202,552           19,031
     AXA S.A. .................................      924,118           42,240
     BNP Paribas ..............................      446,825           51,713
     Compagnie Generale des Etablissements
        Michelin ..............................      116,670        $  14,808
     Electricite de France ....................      117,492           10,183
     France Telecom S.A. ......................    1,912,744           55,759
     Lafarge S.A. .............................       55,862            9,034
     L'Air Liquide S.A. ## ....................       25,030            6,204
     Publicis Groupe S.A. ## ..................      313,589           14,918
     Sanofi-Aventis ...........................      902,365           82,862
     Suez S.A. + ..............................      177,280           10,057
     Technip + ................................      257,536           19,006
     Thomson S.A. ## ..........................      283,700            5,479
     Total S.A. ...............................      661,086           48,809
     Vinci S.A. ...............................      157,311           25,236
                                                                    ---------
TOTAL FRANCE ..................................                       415,339
                                                                    ---------

GERMANY - 10.99%
COMMON STOCKS - 10.99%
     adidas AG ## .............................      402,800           24,047
     Allianz AG ## + ..........................       39,202            8,893
     BASF AG + ................................       39,970            4,743
     Bayer AG + ...............................      216,425           14,831
     Bayerische Motoren Werke AG + ............      355,081           21,927
     Celesio AG ## + ..........................      260,090           18,650
     Commerzbank AG ## ........................      138,175            6,914
     Continental AG ## + ......................       79,000           11,019
     DaimlerChrysler AG ## ....................      322,800           26,293
     Deutsche Post AG .........................    2,136,626           73,752
     Deutsche Telekom ## + ....................      616,040           11,227
     E.ON AG + ................................      313,340           47,165
     Infineon Technologies AG ## ..............      527,250            8,222
     Karstadt Quelle AG ## + ..................      230,102            8,891
     Muenchener
        Rueckversicherung-Gesellschaft AG + ...       47,997            8,528
     Siemens AG ...............................      547,932           66,170
                                                                    ---------
TOTAL GERMANY .................................                       361,272
                                                                    ---------

GREECE - 0.74%
COMMON STOCKS - 0.74%
     National Bank of Greece S.A. ## ..........      232,600           12,974
     Public Power Corp. S.A. ..................      439,810           11,502
                                                                    ---------
TOTAL GREECE ..................................                        24,476
                                                                    ---------

HONG KONG/CHINA - 2.23%
COMMON STOCKS - 2.23%
     Cheung Kong Holdings Ltd. ................      835,500           10,848
     CNOOC Ltd. ...............................   14,077,000           12,106
     Hang Lung Group Ltd. .....................    2,451,000            9,408
     Henderson Land Development Co. Ltd. ......    2,078,200           12,445
     Hutchison Whampoa Ltd. ...................      199,000            1,916

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                     SHARES      VALUE
                                                   ---------   ---------
                                                   (DOLLARS IN THOUSANDS)
    PetroChina Co. Ltd. .....................      7,863,905   $   8,828
    Swire Pacific Ltd. ......................        957,100      10,942
    Yue Yuen Industrial (Holdings) Ltd. .....      1,937,667       6,706
                                                                --------
    TOTAL HONG KONG/CHINA ...................                     73,199
                                                                --------
IRELAND - 2.29%
COMMON STOCKS - 2.29%
    Allied Irish Banks ......................        445,132      13,433
    Bank of Ireland .........................        844,910      18,215
    CRH plc .................................        669,148      29,268
    Depfa Bank plc ..........................        607,152      11,295
    Smurfit Kappa Group plc ## ..............        110,100       3,005
                                                                --------
    TOTAL IRELAND ...........................                     75,216
                                                                --------
ITALY - 2.96%
COMMON STOCKS - 2.96%
    Banco Popolare di Verona e Novara Scrl ..        314,308      10,476
    Eni S.p.A ...............................        677,591      22,484
    Mediaset S.p.A. ## ......................      1,543,214      17,436
    Telecom Italia S.p.A. ...................      1,392,689       4,182
    UniCredito Italiano S.p.A. ..............      4,171,263      42,756
                                                                --------
    TOTAL ITALY .............................                     97,334
                                                                --------
JAPAN - 12.12%
COMMON STOCKS - 12.12%
    Aeon Co. Ltd. ...........................        618,100      11,317
    Astellas Pharma, Inc. ...................        334,900      14,615
    Daito Trust Construction Co., Ltd. ......        202,500       9,306
    East Japan Railway Co. ..................            934       7,569
    FUJIFILM Holdings Corp. .................        114,400       4,691
    Hitachi Ltd. ............................        685,500       5,207
    Honda Motor Co. Ltd. ....................        560,900      19,305
    Hoya Corp. ..............................        231,700       7,112
    JS Group Corp. ..........................        337,900       7,631
    Kao Corp. ...............................        111,600       3,064
    Keyence Corp. ...........................         49,500      11,017
    Konica Minolta Holdings, Inc. ...........        499,500       6,848
    LAWSON, Inc. ............................        171,000       6,303
    Mitsubishi Tokyo Financial Group, Inc. ..          1,833      19,163
    Mitsui Trust Holdings, Inc. .............      1,138,400      10,309
    NEC Corp. ...............................        417,300       2,212
    Nidec Corp. .............................        148,800       9,414
    Nintendo Co. Ltd. .......................         20,500       6,378
    Nippon Express Co. Ltd. .................      1,933,700      11,982
    Nippon Paper Group, Inc. ................          3,240      10,969
    Nissan Motor Co. Ltd. ...................      1,766,700      17,825
    NOK Corp. ...............................        626,600      11,647
    Nomura Holdings, Inc. ...................        537,400      10,350
    Ricoh Co. Ltd. ..........................        355,500       7,796
    ROHM Co. Ltd. ...........................        149,000   $  13,412
    Sankyo Co. Ltd. .........................        184,300       8,077
    Sega Sammy Holdings, Inc. + .............        306,800       6,930
    Sekisui House Ltd. ......................        860,600      12,721
    SFCG Co. Ltd. + .........................         25,465       4,478
    Sompo Japan Insurance, Inc. .............        376,900       4,610
    Sony Corp. ..............................        108,402       5,774
    Sumitomo Mitsui Financial Group, Inc. ...          3,397      29,723
    Sumitomo Trust and Banking Co. Ltd. .....      1,280,700      12,505
    Takeda Pharmaceutical Co. Ltd. ..........        409,400      26,538
    THK Co. Ltd. ............................        336,000       8,210
    Tokyo Gas Co. Ltd. ......................      2,315,200      11,595
    Yamada Denki Co. Ltd. ...................         98,400       9,067
    Yamaha Motor Co. Ltd. ...................        487,400      12,875
                                                                --------
TOTAL JAPAN .................................                    398,545
                                                                --------
MEXICO - 0.22%
COMMON STOCKS - 0.22%
    Telefonos de Mexico, S.A. de C.V., ADR...        214,800       7,333
                                                                --------
NETHERLANDS - 4.78%
COMMON STOCKS - 4.78%
    ABN AMRO Holding N.V. + .................        244,897      11,942
    ING Groep N.V. ..........................        816,512      37,065
    Koninklijke (Royal) Philips Electronics
    N.V. ## .................................        831,116      33,989
    Reed Elsevier N.V. ......................        274,156       5,144
    SBM Offshore N.V. ## ....................        273,650       9,766
    TNT N.V. ................................        718,625      32,373
    Unilever N.V. ## ........................        702,250      21,369
    Vedior N.V. ## ..........................        209,690       5,558
                                                                --------
TOTAL NETHERLANDS ...........................                    157,206
                                                                --------
NEW ZEALAND - 0.28%
COMMON STOCKS - 0.28%
    Telecom Corporation of New Zealand Ltd. +      2,577,400       9,165
                                                                --------
NORWAY - 1.18%
COMMON STOCKS - 1.18%
    Aker Kvaener ASA ## + ...................        178,450       4,211
    Frontline Ltd. + ........................         98,877       3,723
    Stolt-Nielsen S.A. ## ...................        277,484       8,429
    Telenor ASA + ...........................      1,202,289      22,510
                                                                --------
TOTAL NORWAY ................................                     38,873
                                                                --------
PORTUGAL - 0.34%
COMMON STOCKS - 0.34%
    Portugal Telecom, SGPS, S.A. ............        792,250      11,297
                                                                --------

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                        SHARES      VALUE
                                                      ---------   ----------
                                                      (DOLLARS IN THOUSANDS)
SINGAPORE - 1.72%
COMMON STOCKS - 1.72%
    Development Bank of Singapore Group
       Holdings Ltd. ...........................      1,859,455   $  25,774
    Flextronics International Ltd. ## ..........        899,000      10,024
    Singapore Telecommunications Ltd. ..........      9,510,000      20,585
                                                                  ---------
TOTAL SINGAPORE ................................                     56,383
                                                                  ---------
SOUTH KOREA - 2.37%
COMMON STOCKS - 2.37%
    Kookmin Bank, ADR ..........................        213,510      19,178
    Korea Electric Power Corp. .................         86,860       3,516
    LG Electronics, Inc. .......................         76,760       5,127
    LG Telecom Ltd. ## .........................        868,507       9,076
    Samsung Electronics Co. Ltd. ...............         38,723      23,712
    Samsung Electronics Co. Ltd., GDR ++ .......         21,600       6,631
    Shinhan Financial Group Co. Ltd. ...........        186,970      10,523
                                                                  ---------
TOTAL SOUTH KOREA ..............................                     77,763
                                                                  ---------
SPAIN - 2.78%
COMMON STOCKS - 2.78%
    Banco Bilbao Vizcaya Argentaria, S.A. ## ...        691,815      16,478
    Banco Popular Espanol S.A ..................        506,100      10,007
    Banco Santander Central Hispano S.A ........         34,750         620
    Banco Santander Central Hispano S.A., GDR ..        560,544       9,983
    Enagas S.A .................................        293,628       7,091
    Repsol YPF S.A .............................        273,340       8,970
    Telefonica S.A .............................      1,721,528      38,401
                                                                  ---------
TOTAL SPAIN ....................................                     91,550
                                                                  ---------
SWEDEN - 2.15%
COMMON STOCKS - 2.15%
    Atlas Copco AB + ...........................        341,820      12,975
    Nordea AB ## ...............................        617,020      10,593
    Securitas AB ...............................        381,930       5,807
    Securitas Direct AB ## + ...................        381,930       1,193
    Securitas Systems AB ## ....................        381,930       1,407
    Swedbank AB + ..............................        139,000       5,340
    Telefonaktiebolaget LM Ericsson ## .........      8,764,000      33,411
                                                                  ---------
TOTAL SWEDEN ...................................                     70,726
                                                                  ---------
SWITZERLAND - 7.37%
COMMON STOCKS - 7.37%
    Adecco S.A. ................................        138,320       9,487
    Ciba Specialty Chemicals Holding, Inc. .....        218,330      14,355
    Credit Suisse Group ........................        517,289      40,650
    Lonza Group AG + ...........................         53,670       5,222
    Nestle S.A. + ..............................         89,704      35,539
    Novartis AG ................................        947,539   $  55,160
    Swiss Reinsurance + ........................        301,328      28,409
    Syngenta AG + ..............................         78,961      15,706
    UBS AG + ...................................        144,340       9,355
    Zurich Financial Services AG + .............         98,462      28,509
                                                                  ---------
TOTAL SWITZERLAND ..............................                    242,392
                                                                  ---------
UNITED KINGDOM - 22.57%
COMMON STOCKS - 22.57%
    AMVESCAP plc ...............................        339,930       3,984
    Aviva plc ..................................      1,004,212      15,755
    BAE Systems plc ............................      6,409,757      58,174
    BP plc .....................................      5,366,421      60,296
    British American Tobacco Industries plc ....      1,301,664      40,169
    British Sky Broadcasting Group plc .........        914,390      10,472
    Cadbury Schweppes plc ......................        827,350      10,915
    Centrica plc ...............................      1,556,990      11,996
    Compass Group plc ..........................      3,307,635      23,932
    Debenhams plc ## ...........................      5,038,636      14,445
    Diageo plc .................................        817,743      17,246
    Friends Provident plc ## ...................      1,855,200       6,991
    GlaxoSmithKline plc ........................      2,147,447      62,134
    HBOS plc ...................................        787,224      16,897
    HSBC Holdings plc ..........................      2,454,741      45,170
    Imperial Tobacco Group plc .................        285,740      12,379
    Kingfisher plc .............................      3,605,755      19,487
    Lloyds TSB Group plc ## ....................      1,085,400      12,516
    Marks and Spencer Group plc ................        571,079       8,428
    National Grid plc ..........................      1,019,178      15,946
    Northern Rock plc ## .......................        518,600      11,096
    Old Mutual .................................      3,488,299      12,385
    Pearson plc ## .............................        512,020       8,754
    Reckitt Benckiser plc ## ...................        275,700      15,108
    Rio Tinto plc ## ...........................        264,493      16,124
    Rolls-Royce Group plc ......................     65,289,910      10,492
    Royal Bank of Scotland Group plc ...........      1,225,942      46,914
    Royal Dutch Shell plc, ADR + ...............         31,660       2,196
    Royal Dutch Shell plc, A Shares + ..........        512,094      17,911
    Royal Dutch Shell plc, B Shares ............        655,174      23,216
    Smiths Group plc ...........................        438,030       9,466
    Standard Chartered plc .....................        177,350       5,498
    TI Automotive Ltd. ## # ....................        655,200          --
    Unilever plc ...............................        934,080      29,235
    Vodafone Group plc ## ......................     20,565,970      58,543
    Yell Group plc .............................        811,330       7,856
                                                                  ---------
TOTAL UNITED KINGDOM ...........................                    742,126
                                                                  ---------

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                    SHARES          VALUE
                                                 ------------    -----------
                                                    (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 4.24%
   American Beacon Money Market Select
   Fund ###     .............................     139,532,346    $   139,532
                                                                 -----------
SECURITIES LENDING
COLLATERAL - 12.53%
   American Beacon Cash Plus Trust ###     ..     117,900,000        117,900
   American Beacon Money Market Select
   Fund ###    ..............................     294,137,929        294,138
                                                                 -----------
TOTAL SECURITIES LENDING COLLATERAL .........                        412,038
                                                                 -----------
TOTAL INVESTMENTS 111.58% - (COST $2,784,018)                      3,669,011
LIABILITIES, NET OF OTHER ASSETS - (11.58%)                         (380,668)
                                                                 -----------
TOTAL NET ASSETS - 100.00% ..................                    $ 3,288,343
                                                                 ===========

         Percentages are stated as a percent of net assets.

##       Non-income producing security.

+        All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,631 or 0.20% of net assets. The Fund has no right to demand registration of these securities.

# Valued at fair value pursuant to procedures approved by the Board of Trustees.

###      The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                           UNREALIZED
                                 NUMBER OF    EXPIRATION      MARKET     APPRECIATION/
                                 CONTRACTS       DATE          VALUE     (DEPRECIATION)
                                 ---------    ----------    ----------   --------------
Australia SPI Index ..........        81       Jun 2007     $   10,406     $      303

Canada S&PCDA 60 Index .......        91       Jun 2007         12,641            140

France CAC 40 Index ..........       224       Jun 2007         17,916          1,040

Germany DAX Index ............        55       Jun 2007         13,983            965

Hang Seng Index ..............        23       May 2007          2,955            (47)

Italy MIB 30 Index ...........        23       Jun 2007          6,766            419

Netherlands 200 AEX Index ....        44       May 2007          6,369             40

Spain IBEX 35 Index ..........        36       May 2007          7,019           (275)

Sweden OMX Index .............       250       May 2007          4,750             56

Tokyo FE TOPIX Index .........       240       Jun 2007         34,141             65

UK FTSE 100 Index ............       307       Jun 2007         39,707          1,316
                                                            ----------     ----------
                                                            $  156,653     $    4,022
                                                            ==========     ==========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                             SETTLEMENT      MARKET        UNREALIZED
                                                DATE          VALUE        GAIN/(LOSS)
                                             ----------     --------       ----------
CONTRACTS TO DELIVER
     5,032   Australian Dollar ...........    6/15/2007     $    4,174     $      (94)
     5,873   Canadian Dollar .............    6/15/2007          5,299           (212)
    14,649   Euro Currency ...............    6/15/2007         20,027           (341)
 1,836,800   Japanese Yen ................    6/15/2007         15,467            255
     8,306   Pound Sterling ..............    6/15/2007         16,605           (313)
    12,833   Swedish Krona ...............    6/15/2007          1,920            (57)
     6,279   Swiss Franc .................    6/15/2007          5,220              1
TOTAL CONTRACTS TO DELIVER
                                                            ----------     ----------
(RECEIVABLE AMOUNT $ 67,951) .............                  $   68,712     $     (761)
                                                            ----------     ----------
CONTRACTS TO RECEIVE
    13,206   Australian Dollar ...........    6/15/2007     $   10,955     $      493
    16,370   Canadian Dollar .............    6/15/2007         14,734            639
    12,943   Euro Currency ...............    6/15/2007         55,346          1,589
 5,433,987   Japanese Yen ................    6/15/2007         45,756          (754)
    23,944   Pound Sterling ..............    6/15/2007         47,868          1,276
    33,346   Swedish Krona ...............    6/15/2007          4,990            216
    18,561   Swiss Franc .................    6/15/2007         15,429            179
TOTAL CONTRACTS TO RECEIVE
                                                            ----------     ----------
 (PAYABLE AMOUNT $191,440) ...............                  $  195,078     $    3,638
                                                            ----------     ----------
NET CURRENCY FLUCTUATION .................                                 $    2,877
                                                                           ==========

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

SECTOR DIVERSIFICATION

                                               Percent of
                                               Net Assets
                                               ----------
Consumer Discretionary ...................       13.72%
Consumer Staples .........................        5.97%
Energy ...................................        7.68%
Financials ...............................       25.97%
Health Care ..............................        7.91%
Industrials ..............................       11.39%
Information Technology ...................        5.50%
Materials ................................        5.04%
Telecommunication Services ...............        7.70%
Utilities ................................        3.93%
Short Term Investments ...................       16.77%
Liabilities, Net of Other Assets .........      (11.58)%
                                                ------
                                                100.00%
                                                ======

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited) (in thousands, except share and per share amounts)

ASSETS:
   Investments in unaffiliated securities, at value A C ..............................................   $   3,117,441
   Investments in affiliated securities, at value B ..................................................         551,570
   Foreign currency, at value D ......................................................................           3,649
   Deposit with brokers for futures contracts ........................................................          17,647
   Receivable for investments sold ...................................................................          14,131
   Dividends and interest receivable .................................................................          19,032
   Receivable for fund shares sold ...................................................................           3,420
   Receivable for tax reclaims .......................................................................           1,478
   Receivable for variation margin on open futures contracts .........................................             189
   Net unrealized appreciation on foreign currency contracts .........................................           2,877
   Prepaid expenses ..................................................................................              77
                                                                                                         -------------
     TOTAL ASSETS ....................................................................................       3,731,511
                                                                                                         -------------
LIABILITIES:
   Payable for investments purchased .................................................................          18,704
   Payable upon return of securities loaned ..........................................................         412,038
   Payable for fund shares redeemed ..................................................................           8,523
   Payable under excess expense reimbursement plan ...................................................               2
   Management and investment advisory fees payable (Note 2) ..........................................           2,793
   Administrative service and service fees payable ...................................................             701
   Other liabilities .................................................................................             407
                                                                                                         -------------
     TOTAL LIABILITIES ...............................................................................         443,168
                                                                                                         -------------
NET ASSETS ...........................................................................................   $   3,288,343
                                                                                                         =============

ANALYSIS OF NET ASSETS:
   Paid-in-capital ...................................................................................       2,208,278
   Undistributed net investment income ...............................................................          17,403
   Accumulated net realized gain .....................................................................         169,909
   Unrealized appreciation of investments, futures contracts, and foreign currency ...................         892,753
                                                                                                         -------------
NET ASSETS ...........................................................................................   $   3,288,343
                                                                                                         =============

SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ...............................................................................      65,057,424
                                                                                                         =============
   PlanAhead Class ...................................................................................      37,066,730
                                                                                                         =============
   Service Class .....................................................................................         195,363
                                                                                                         =============
   AMR Class .........................................................................................      26,587,540
                                                                                                         =============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ...............................................................................   $       25.55
                                                                                                         =============
   PlanAhead Class ...................................................................................   $       25.28
                                                                                                         =============
   Service Class .....................................................................................   $       25.16
                                                                                                         =============
   AMR Class .........................................................................................   $       25.73
                                                                                                         =============

----------
A Cost of investments in unaffiliated securities .....................................................   $   2,232,448
B Cost of investments in affiliated securities .......................................................   $     551,570
C Market value of securities on loan .................................................................   $     392,240
D Cost of foreign currency ...........................................................................   $       3,633

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)(in thousands)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign taxes)* ..............................   $  37,254
   Dividend income from affiliated securities ........................................................       3,122
   Interest income ...................................................................................         211
   Income derived from securities lending, net .......................................................         553
   Other income ......................................................................................           5
                                                                                                         ---------
        TOTAL INVESTMENT INCOME ......................................................................      41,145
                                                                                                         ---------
EXPENSES:
   Management and investment advisory fees (Note 2) ..................................................       5,268
   Administrative service fees (Note 2):
     Institutional Class .............................................................................       2,001
     PlanAhead Class .................................................................................       1,064
     Service Class ...................................................................................           6
   Transfer agent fees:
     Institutional Class .............................................................................          82
     PlanAhead Class .................................................................................          52
     AMR Class .......................................................................................           6
   Custody and fund accounting fees ..................................................................         768
   Professional fees .................................................................................          33
   Registration fees and expenses ....................................................................          38
   Service fees:
     PlanAhead Class (Note 2) ........................................................................       1,063
     Service Class (Note 2) ..........................................................................           6
   Distribution fees - Service Class (Note 2) ........................................................           6
   Prospectus and shareholder reports ................................................................          89
   Other expenses ....................................................................................         146
                                                                                                         ---------
        TOTAL EXPENSES ...............................................................................      10,628
                                                                                                         ---------
   Net fees waived and expenses reimbursed by Manager (Note 2) .......................................         (2)
                                                                                                         ---------
        NET EXPENSES .................................................................................      10,626
                                                                                                         ---------
NET INVESTMENT INCOME ................................................................................      30,519
                                                                                                         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
     Investments .....................................................................................     151,312
     Commission recapture (Note 1) ...................................................................          52
     Foreign currency transactions ...................................................................      21,683
     Futures contracts ...............................................................................       8,475
   Change in net unrealized appreciation or depreciation of:
     Investments                                                                                           103,585
     Foreign currency translations ...................................................................      77,966
     Futures contracts ...............................................................................       2,009
                                                                                                         ---------
        NET GAIN ON INVESTMENTS ......................................................................     365,082
                                                                                                         ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................................   $ 395,601
                                                                                                         =========
   * Foreign taxes ...................................................................................   $   2,750

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                                               Six Months              Year Ended
                                                                                                Ended                 October 31,
                                                                                             April 30, 2007              2006
                                                                                            ---------------         ---------------
                                                                                              (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ................................................................   $        30,519         $      66,358
   Net realized gain on investments, futures contracts, and foreign currency
        transactions ....................................................................           181,522               206,379
   Change in net unrealized appreciation or depreciation of investments, futures
        contracts, and foreign currency translations ....................................           183,560               358,875
                                                                                            ---------------         -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................           395,601               631,612
                                                                                            ---------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional Class ................................................................           (35,921)              (25,841)
     PlanAhead Class ....................................................................           (17,074)              (10,419)
     Service Class ......................................................................               (77)                  (39)
     AMR Class ..........................................................................           (14,335)              (10,085)
   Net realized gain on investments:
     Institutional Class ................................................................          (109,593)              (80,744)
     PlanAhead Class ....................................................................           (56,999)              (36,241)
     Service Class ......................................................................              (313)                 (195)
     AMR Class ..........................................................................           (39,453)              (28,011)
                                                                                            ---------------         -------------
        NET DISTRIBUTIONS TO SHAREHOLDERS                                                          (273,765)             (191,575)
                                                                                            ---------------         -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ........................................................           355,219               548,466
   Reinvestment of dividends and distributions ..........................................           259,288               176,178
   Cost of shares redeemed ..............................................................          (337,001)             (574,493)
   Redemption fees ......................................................................               211                   308
                                                                                            ---------------         -------------
        NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ......................           277,717               150,459
                                                                                            ---------------         -------------
NET INCREASE IN NET ASSETS ..............................................................           399,553               590,496
                                                                                            ---------------         -------------
NET ASSETS:
   Beginning of period ..................................................................         2,888,790             2,298,294
                                                                                            ---------------         -------------
   END OF PERIOD * ......................................................................   $     3,288,343         $   2,888,790
                                                                                            ===============         =============
*Includes undistributed net investment income of ........................................   $        17,403         $      49,187
                                                                                            ===============         =============

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund (the "Fund"), a series of the Trust.

      American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

   Reorganization

      Prior to March 1, 2006, the Fund invested all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust.

      At the close of business on February 28, 2006, the Portfolio redeemed (in thousands) $9,583 for cash and $94,585 for securities the investment of the American Independence International Multi-Manager Stock Fund. Upon completion of this transaction, the Fund was the sole shareholder in the Portfolio. Accordingly, on February 28, 2006 the Fund withdrew its interest in the Portfolio. The Fund received a distribution of cash and securities from the Portfolio with a market value equal to the Fund's investment in the Portfolio in the amount of $2,598,672,000 at the close of business. The Portfolio then ceased operations.

   Class Disclosure

      The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                     OFFERED TO:                                         SERVICE AND DISTRIBUTION FEES:
-------------------       -------------------------------------------------           -------------------------------------------
INSTITUTIONAL CLASS       Investors making an initial investment of                   Administrative Service Fee - 0.25%
                          $2 million

PLANAHEAD CLASS           General public and investors investing                      Administrative Service Fee - 0.25%
                          through an intermediary                                     Service Fee - 0.25%

SERVICE CLASS             Investors investing through an intermediary                 Administrative Service Fee - 0.25%
                                                                                      Service Fee - 0.25%
                                                                                      Distribution Fee - 0.25%

AMR CLASS                 Investors in the tax-exempt retirement and
                          benefit plans of AMR Corporation and its affiliates         N/A

      Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

   Security Valuation

      Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

      Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

      Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

      Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

   Security Transactions and Investment Income

      Security transactions are recorded on the trade date of the security purchase or sale.

      The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

      Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   Currency Translation

      All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

   Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

   Futures Contracts

      Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable . The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

   Dividends to Shareholders

      Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

   Commission Recapture

      The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

   Allocation of Income, Expenses, Gains and Losses

      Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

   Use of Estimates

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

   Redemption Fees

      The Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

   Recently Issued Accounting Pronouncements

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements has not yet been determined.

      In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Fund's net assets or results of operations.

   Other

      Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

   Management Agreement

      The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the six months ended April 30, 2007 were as follows (dollars in thousands):

                                                 AMOUNTS PAID TO        NET AMOUNTS
MANAGEMENT                    MANAGEMENT          INVESTMENT            RETAINED BY
FEE RATE                         FEE               ADVISORS               MANAGER
-------------                ------------       ------------------      -------------
0.25%-0.60%                    $5,268                 $3,732                $1,536

      As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the six months ended April 30, 2007 securities lending fees paid to the Manager were $148,333.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

      Administrative Services Agreement

            The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

      Distribution Plans

            The Trust, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

            A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

      Service Plans

            The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

      Investment in Affiliated Funds

            The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the six months ended April 30, 2007, the Manager earned fees from the Affiliated Funds totaling $59,295 on the Fund's direct investment in the Affiliated Funds and $60,414 from securities lending collateral invested in the Affiliated Funds.

      Interfund Lending Program

            Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended April 30, 2007, the Fund did not utilize the credit facility.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

      Expense Reimbursement Plan

            The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the six months ended April 30, 2007, there were no additional waived fees or reimbursed expenses for the Service Class. The activity related to repayment of prior year fee waivers and expense reimbursements during the six months ended April 30, 2007 was as follows:

Expiration       Liability at                                                          Liability at
   Year            10/31/06            Accrued          Expired     Recouped             4/30/07
----------       ------------          -------          -------     --------           ------------
   2007             2,934                $--            $1,116       $1,818               $   --
   2008                 9                 --                --            9                   --
   2009             1,956                 --                --           --                1,956
                   ------                ---            ------       ------               ------
                   $4,899                $--            $1,116       $1,827               $1,956
                   ======                ===            ======       ======               ======


      Other

            At April, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 21% of the Fund.

3. FEDERAL INCOME AND EXCISETAXES

            It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

            Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

            The tax character of distributions paid during the six months ended April 30, 2007 and the year ended October 31, 2006 were as follows (in thousands):

                                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                                        APRIL 30,       OCTOBER 31,
                                                                                          2007             2006
                                                                                   -----------------   -------------
                                                                                      (unaudited)
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
     Institutional Class ............................................                  $ 59,994            $ 42,005
     PlanAhead Class ................................................                    29,594              17,674
     Service Class ..................................................                       146                  78
     AMR Class ......................................................                    23,001              15,693
   LONG-TERM CAPITAL GAIN
     Institutional Class ............................................                    85,520              64,579
     PlanAhead Class ................................................                    44,479              28,986
     Service Class ..................................................                       244                 156
     AMR Class ......................................................                    30,787              22,404
                                                                                       --------            --------
TOTAL DISTRIBUTIONS PAID ............................................                  $273,765            $191,575
                                                                                       ========            ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

            As of April 30, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

Cost basis of investments for federal income tax purposes ......................         $2,803,973
Unrealized appreciation ........................................................            899,608
Unrealized depreciation ........................................................            (34,570)
                                                                                         ----------
Net unrealized appreciation/(depreciation) .....................................            865,038
Undistributed ordinary income ..................................................             49,317
Undistributed long-term gain/(loss) ............................................            151,358
                                                                                         ----------
Distributable earnings .........................................................         $1,065,713
                                                                                         ==========

            Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain/(losses) on certain derivative instruments, the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

            Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

            Accordingly, the following amounts represent current year permanent differences derived from foreign currency gains/(losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of April 30, 2007 (in thousands):

Paid-in-capital ................................................................            $(3,242)
Undistributed net investment income ............................................              5,104
Accumulated net realized loss ..................................................             (1,861)
Unrealized depreciation of investments, futures contracts and foreign
currency .......................................................................                 (1)

4. INVESTMENT TRANSACTIONS

            The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2007 were (in thousands) $622,300 and $633,383, respectively.

            A summary of the Fund's direct transactions in Affiliated Funds for the six months ended April 30, 2007 is set forth below (in thousands):

                                                   OCTOBER 31, 2006                                  APRIL 30, 2007
AFFILIATE                                         SHARES/MARKET VALUE    PURCHASES     SALES      SHARES/MARKET VALUE
---------                                         -------------------    ---------     -----      -------------------
Select Fund                                            $87,487           $532,684     $480,639          $139,532

5. SECURITIES LENDING

            The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

            The Fund, the Agent and the Manager retain 75%, 15% and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 75%, 15% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

            Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

            At April 30, 2007, securities with a market value of approximately $392,240,000 were loaned by the Fund. Cash collateral held by the custodian for the Fund in an investment in the Affiliated Funds totaled $412,038,000.

6. CAPITAL SHARE TRANSACTIONS

            The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six Months ended April 30, 2007

                                       INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS            AMR CLASS
                                       -------------------      ---------------       -------------            ---------
                                       SHARES      AMOUNT       SHARES    AMOUNT     SHARES    AMOUNT      SHARES     AMOUNT
                                       ------      ------       ------    ------     ------    ------      ------     ------
Shares sold ........................   5,084     $ 124,530       6,556  $ 159,493      11      $ 277        2,893   $ 70,919
Reinvestment of dividends...........   5,632       133,085       3,079     72,025      17        390        2,264     53,788
Shares redeemed.....................  (8,442)     (205,216)*    (4,154)  (100,421)*   (28)      (688)*     (1,224)   (30,465)*
                                      -------    ---------      ------  ---------     ---      -----       ------   --------
Net increase (decrease) in shares
   outstanding......................   2,274     $  52,399       5,481  $ 131,097       0      $ (21)       3,933   $ 94,242
                                      ======     =========      ======  =========     ===      =====       ======   ========

Year Ended October 31, 2006

                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS            AMR CLASS
                                     --------------------      ----------------     ----------------      -----------------
                                      SHARES      AMOUNT       SHARES    AMOUNT     SHARES    AMOUNT      SHARES     AMOUNT
                                     -------      ------       ------    ------     ------    ------      ------     ------
Shares sold........................   12,683    $ 284,628       9,650  $ 216,325        69    $1,512       1,997   $ 46,001
Reinvestment of dividends .........    4,440       92,342       2,207     45,506        11       234       1,823     38,096
Shares redeemed ...................  (15,645)    (356,972)*    (7,248)  (162,210)*     (29)     (657)*    (2,379)   (54,346)*
                                     -------    ---------      ------  ---------       ---    ------      ------   --------
Net increase in shares
  outstanding......................    1,478    $  19,998       4,609  $  99,621        51    $1,089       1,441   $ 29,751
                                     =======    =========      ======  =========       ===    ======      ======   ========

---------

*     Net of Redemption Fees

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                               Institutional Class
                                        --------------------------------------------------------------------------
                                         Six Months                            Year Ended October 31
                                        Ended April     -----------------------------------------------------------
                                          30, 2007         2006          2005        2004(A)     2003(B)     2002
                                        -----------     ----------   -----------   ----------   --------   --------
                                        (unaudited)



Net asset value, beginning of
 period ..............................  $     24.68     $    20.98   $     18.47   $    15.46   $  12.10   $  13.77
                                        -----------     ----------   -----------   ----------   --------   --------
Income from investment operations:
     Net investment income(C,D) .......        0.17           0.60          0.44         0.30       0.25       0.21
     Net gains (losses) on
     securities (both realized and
     unrealized)(C) ...................        3.02           4.86          2.31         3.12       3.47      (1.62)
                                        -----------     ----------   -----------   ----------   --------   --------
Total income (loss) from investment
operations ............................        3.19           5.46          2.75         3.42       3.72      (1.41)
                                        -----------     ----------   -----------   ----------   --------   --------
Less distributions:
     Dividends from net investment
     income ..........................        (0.50)         (0.43)        (0.24)       (0.41)     (0.36)     (0.26)
     Distributions from net
     realized gains on securities .....       (1.82)         (1.33)            -            -          -          -
                                        -----------     ----------   -----------   ----------   --------   --------
Total distributions ...................       (2.32)         (1.76)        (0.24)       (0.41)     (0.36)     (0.26)
                                        -----------     ----------   -----------   ----------   --------   --------
Redemption fees added to beneficial
interest(E) ...........................       0 .00           0.00          0.00         0.00       0.00          -
                                        -----------     ----------   -----------   ----------   --------   --------
Net asset value, end of period ........ $     25.55     $    24.68   $     20.98   $    18.47   $  15.46   $  12.10
                                        ===========     ==========   ===========   ==========   ========   ========
Total return ..........................      13 .66%(F)      27.49%        15.04%       22.49%     31.61%    (10.51)%
                                        ===========     ==========   ===========   ==========   ========   ========
Ratios and supplemental data:
     Net assets, end of period (in
     thousands) ....................... $ 1,662,478     $1,549,521   $ 1,286,441   $1,029,272   $722,333   $537,476
     Ratios to average net assets
     (annualized):
       Expenses, net of waivers(C) ....        0.67%          0.71%         0.70%        0.76%      0.79%      0.75%
       Expenses, before waivers(C) ....        0.67%          0.71%         0.70%        0.76%      0.79%      0.75%
       Net investment income, net
       of waivers(C) ..................        1.98%          2.52%         2.17%        1.69%      1.97%      1.56%
       Net investment income
       (loss), before
       waivers(C) .....................        1.98%          2.52%         2.17%        1.69%      1.97%      1.56%
     Portfolio turnover rate(G) .......          21%(F)         40%           37%          36%        44%        43%

-----------

(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(E)   Amounts represent less than $0.01 per share.

(F)   Not annualized.

(G) The International Equity Fund invested all of its investable assets in the Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                    PlanAhead Class
                                        --------------------------------------------------------------------------
                                         Six Months
                                           Ended                           Year Ended October 31
                                         April 30,      -----------------------------------------------------------
                                           2007            2006         2005        2004(A)     2003(B)     2002
                                        -----------     ----------   -----------   ----------   --------   --------
                                        (unaudited)
Net asset value, beginning
of period ............................. $     24.42     $    20.79   $     18.31   $    15.34   $ 11 .95   $  13.58
                                        -----------     ----------   -----------   ----------   --------   --------
Income from investment operations:
 Net investment income(C,D) ...........        0.14           0.50          0.41         0.26      0 .22       0.15
 Net gains (losses) on
 securities (both realized and
 unrealized)(C) .......................        2.99           4.84          2.29         3.08      3 .46      (1.56)
                                        -----------     ----------   -----------   ----------   --------   --------
Total income (loss) from
investment operations .................        3.13           5.34          2.70         3.34      3 .68      (1.41)
                                        -----------     ----------   -----------   ----------   --------   --------
Less distributions:
 Dividends from net investment
 income ...............................       (0.45)         (0.38)        (0.22)       (0.37)     (0.29)     (0.22)
 Distributions from net realized
 gains on securities ..................       (1.82)         (1.33)            -            -          -          -
                                        -----------     ----------   -----------   ----------   --------   --------
Total distributions ...................       (2.27)         (1.71)        (0.22)       (0.37)    (0 .29)     (0.22)
                                        -----------     ----------   -----------   ----------   --------   --------
Redemption fees added to beneficial
interest(E) ...........................        0.00           0.00          0.00         0.00       0.00          -
                                        -----------     ----------   -----------   ----------   --------   --------
Net asset value, end of period ........ $     25.28     $    24.42   $     20.79   $    18.31   $  15.34   $  11.95
                                        ===========     ==========   ===========   ==========   ========   ========
Total return ..........................       13.54%(F)      27.20%        14.73%       22.16%     31.62%    (10.57)%
                                        ===========     ==========   ===========   ==========   ========   ========
Ratios and supplemental data:
 Net assets, end of period
 (in thousands) ....................... $   936,946     $  771,298   $   560,770   $  310,540   $177,425   $ 99,636
 Ratios to average net assets
 (annualized):
  Expenses, net of waivers(C) .........        0.93%          0.96%         0.95%        1.02%      1.10%      1.04%
  Expenses, before waivers(C) .........        0.93%          0.96%         0.95%        1.02%      1.10%      1.04%
  Net investment income, net
  of waivers(C) .......................        1.77%          2.25%         1.96%        1.46%      1.68%      1.35%
  Net investment income (loss), before
  waivers(C) ..........................        1.77%          2.25%         1.96%        1.46%      1.68%      1.35%
 Portfolio turnover rate(G) ...........          21%(F)         40%           37%          36%        44%        43%

------------

(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(E)   Amounts represent less than $0.01 per share.

(F)   Not annualized.

(G) The International Equity Fund invested all of its investable assets in the Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                             Service Class
                                                     ---------------------------------------------------------
                                                         Six
                                                       Months
                                                        Ended            Year Ended October 31      May 1 to
                                                      April 30,       --------------------------   October 31,
                                                         2007          2006     2005     2004(B)     2003(A)
                                                     -----------      ------   -------   -------   -----------
                                                     (unaudited)

Net asset value, beginning of
period ............................................  $     24.24      $20.61   $ 18.24   $ 15.31   $     12.18
                                                     -----------      ------   -------   -------   -----------
Income from investment
operations:
   Net investment income(C,D) .....................         0.15        0.46      0.37      0.30          0.09
   Net gains (losses) on securities (both
   realized and unrealized)(C) ....................         2.94        4.76      2.26      2.99          3.04
                                                     -----------      ------   -------   -------   -----------
Total income (loss) from investment
operations ........................................         3.09        5.22      2.63      3.29          3.13
                                                     -----------      ------   -------   -------   -----------
Less distributions:
   Dividends from net investment
   income ........................................         (0.35)      (0.26)    (0.26)    (0.36)            -
   Distributions from net realized gains on
   securities .....................................        (1.82)      (1.33)        -         -             -
                                                     -----------      ------   -------   -------   -----------
Total distributions ...............................        (2.17)      (1.59)    (0.26)    (0.36)            -
                                                     -----------      ------   -------   -------   -----------
Redemption fees added to beneficial
interest(E) .......................................         0.00        0.00      0.00      0.00          0.00
                                                     -----------      ------   -------   -------   -----------
Net asset value, end of period ....................  $     25.16      $24.24   $ 20.61   $ 18.24   $     15.31
                                                     ===========      ======   =======   =======   ===========
Total return ......................................        13.37%(F)   26.89%    14.45%    21.88%        25.70%
                                                     ===========      ======   =======   =======   ===========

Ratios and supplemental data:
   Net assets, end of period (in
   thousands) .....................................  $     4,915      $4,740   $ 2,987   $   739   $         1
   Ratios to average net assets (annualized):
     Expenses, net of waivers(C) ..................         1.08%       1.16%      1.21%    1.27%         1.50%
     Expenses, before waiversC ....................         1.16%       1.19%      1.21%    6.26%     1,139.08%
     Net investment income, net of waivers(C) .....         1.59%       2.09%      1.70%    0.81%         1.33%
     Net investment income (loss), before(C) ......         1.51%       2.05%      1.70%   (4.18)%   (1,136.25)%
   Portfolio turnover rate(G) .....................           21%(F)      40%       37%       36%           44%(H)

--------------

(A) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(B) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(E)   Amounts represent less than $0.01 per share.

(F)   Not annualized.

(G) The International Equity Fund invested all of its investable assets in the Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

(H) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                           AMR Class
                                                          -----------------------------------------------------------------------
                                                             Six
                                                            Months
                                                            Ended                         Year Ended October 31
                                                          April 30,     ---------------------------------------------------------
                                                            2007          2006        2005       2004(A)     2003(B)       2002
                                                          ---------     ---------   ---------   ---------   ---------   ---------
                                                          (unaudited)
Net asset value, beginning of period....................  $   24.86     $   21.12   $   18.58   $   15.54   $   12.18   $   13.86
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income(C,D)...........................       0.21          0.63        0.50        0.34        0.29        0.24
   Net gains (losses) on securities (both realized and
   unrealized)(C).......................................       3.04          4.92        2.33        3.14        3.46       (1.62)
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Total income (loss) from investment operations..........       3.25          5.55        2.83        3.48        3.75       (1.38)
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income.................      (0.56)        (0.48)      (0.29)     (44.00)      (0.39)      (0.30)
   Distributions from net realized gains on securities..      (1.82)        (1.33)          -           -           -           -
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Total distributions.....................................      (2.38)        (1.81)      (0.29)      (0.44)      (0.39)      (0.30)
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Redemption fees added to beneficial interest(E).........       0.00          0.00        0.00        0.00        0.00           -
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........................  $   25.73     $   24.86   $   21.12   $   18.58   $   15.54   $   12.18
                                                          =========     =========   =========   =========   =========   =========
Total return............................................      13.85%(F)     27.88%      15.32%      22.84%      31.77%     (10.26)%
                                                          =========     =========   =========   =========   =========   =========
Ratios and supplemental data:
   Net assets, end of period (in thousands).............  $ 684,004     $ 563,231   $ 448,096   $ 460,114   $ 322,801   $ 264,579

   Ratios to average net assets (annualized):
     Expenses, net of waivers(C)........................       0.41%         0.45%       0.44%       0.49%       0.52%       0.49%
     Expenses, before waivers(C)........................       0.41%         0.45%       0.44%       0.49%       0.52%       0.49%
     Net investment income, net of waivers(C)...........       2.30%         2.76%       2.49%       1.97%       2.22%       1.81%
     Net investment income (loss), before waivers(C)....       2.30%         2.76%       2.49%       1.97%       2.22%       1.81%
   Portfolio turnover rate(G)...........................         21%(F)        40%         37%         36%         44%         43%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(E)   Amounts represent less than $0.01 per share.

(F)   Not annualized.

(G) The International Equity Fund invested all of its investable assets in the Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the International Equity Fund (the "Fund"), and each Investment Advisory Agreement between the Manager and a sub-advisor at the Board meeting held in the first quarter of each year. At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management and Investment Advisory Agreements on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

      - an explanation, if applicable, of any deterioration in longer-term performance by the Fund or sub-advisor since the last contract renewal and any remedial measures the Manager has taken or intends to take;

      - the Manager's and each sub-advisor's fee rate schedule for the Fund and whether the Manager intends to continue any current fee waivers or reimbursements;

      - an explanation of any significant change in the Fund's expense ratio since the last contract renewal and any actions the Manager has taken or intends to take;

      - a description of any significant changes (actual or anticipated) to personnel and the reasons for such changes;

      - a discussion of any material developments at the Fund's sub-advisors relevant to the Fund;

      - a discussion of any material compliance problems encountered by the Manager or the sub-advisors and remedial actions;

      - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

      - information regarding material changes to the Manager's and sub-advisors' codes of ethics and insider trading policies; and

      - any material changes to the Manager's or sub-advisors' information provided in connection with the last annual contract renewal.

The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

Provided below is an overview of the primary factors the Board considered at its March 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal. As such, the following factors were not considered by the Board and were deferred to the next regular Board meeting to be considered in connection with the annual renewal:

      - the profits realized by the Manager and the sub-advisors and their affiliates from their relationship with the Fund;

      - the extent to which economies of scale may be realized as the Fund grows;

      - whether the level of fees reflects those economies of scale for the benefit of the Fund's investors;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

      - comparisons of services and fees with contracts entered into by the Manager and a sub-advisor or their affiliates with other clients (such as pension funds and other institutional investors); and

      - ancillary benefits to be realized by the Manager and the sub-advisors as a result of the relationship with the Fund.

In determining whether to renew the Management and Investment Advisory Agreements on an interim basis, the Trustees considered the best interests of the Fund. The following considerations and conclusions are applicable to the Fund.

Cost of Services. The Board considered that the fee rate schedules for the Manager and each sub-advisor had not changed since the last contract renewal. The Board considered that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. In determining whether to renew the Investment Advisory Agreements, the Board considered that for purposes of determining the fee charged to the Fund, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pension plans shall be considered where applicable. Thus, the Fund is able to receive additional break point benefits resulting from the sub-advisor's management of a larger pool of assets.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to the Fund at a low cost to investors and provides a comprehensive compliance program for the Fund. Additionally, the Manager allocates the assets of the Fund among the Fund's sub-advisors, and monitors and evaluates the performance of the sub-advisors. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement on an interim basis.

Investment Performance. The Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered information provided by the Manager regarding significant deterioration in the Fund's or sub-advisor's longer-term performance as a result of significant underperformance for the 2006 calendar year.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreements with Lazard Asset Management, LLC ("Lazard") and The Boston Company Asset Management, LLC ("TBCAM"), the Trustees considered that Lazard and TBCAM underperformed each sub-advisor's respective benchmark index for the 2006 calendar year, but that the Fund's overall performance exceeded that of its Lipper Index. The other sub-advisors to the Fund outperformed their respective benchmark indexes for the 2006 calendar year.

Based on these considerations and those noted above, the Trustees determined that the Fund and its shareholders would benefit from the Manager's and the sub-advisors' continued management of the Fund until the next regular Board meeting and approved the renewal of the Agreements on an interim basis until the next regular Board meeting.

                      (This page intentionally left blank)

                       (AMERICAN BEACON FUNDS (SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                 (E-MAIL LOGO)
                                   BY E-MAIL:
                       american_beacon.funds@ambeacon.com

                                 (E-MAIL LOGO)
                                ON THE INTERNET:
                Visit our website at www.americanbeaconfunds.com

                                 (E-MAIL LOGO)
                                 BY TELEPHONE:
                              Institutional Class
                              Call (800) 658-5811
                                 AMR Class(SM)
                              Call (800) 345-2345
                      PlanAhead Class(R) and Service Class
                              Call (800) 388-3344

                                 (E-MAIL LOGO)
                                    BY MAIL:
                             American Beacon Funds
                                P.O. Box 219643
                                Kansas City, MO
                                   64121-9643

                 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.

             G U I D A N C E |  V I S I O N |  E X P E R I E N C E

                       (AMERICAN BEACON FUNDS (SM) LOGO)

      Semi-Annual Report

April 30, 2007

LARGE CAP VALUE FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message...................................            1
Market and Performance Overview.......................            2
Schedule of Investments...............................            7
Additional Information................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                            April 30, 2007

(PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

      I am pleased to present to you the American Beacon Large Cap Value Fund Semi-Annual Report for the six months ended April 30, 2007.

      Despite rising oil prices, a slump in housing and a slowing economy, the U.S. equity markets still finished the last six months with positive returns. This was helped in large part by stronger than expected corporate profits. The S&P 500 and Dow Jones Industrial Average indices reported returns of 8.60% and 9.40%, respectively, for this period.

      The American Beacon Large Cap Value Fund-Institutional Class reported a total return of 10.09% for this six-month period. The Fund's performance continued to exceed that of the Lipper Large Cap Value Funds Index.

      Please review the enclosed market overview, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Large Cap Value Fund.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        -------------------------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

      Following strong earnings growth and solid equity returns last year, equity markets got off to a rocky start in 2007. Investors were suddenly forced to deal with slower earnings growth, the return of volatility and the sub-prime mortgage fallout.

      There was no shortage of concerns for the market in the first quarter, though it is often said that the market climbs a "wall of worry."

- ECONOMIC SLOWDOWN -- After enjoying 4-5% Gross Domestic Product ("GDP") growth for several years, investors had to come to grips with sub-3% economic growth forecasts for 2007.

- SLOWING EARNINGS GROWTH -- After 14 consecutive quarters of double-digit growth, S&P 500 operating earnings were expected to slow markedly. For 2007, earnings growth estimates of 6-7% are back-end loaded with nearly one-half the year's growth expected in the fourth quarter.

- SUB-PRIME MORTGAGE MELTDOWN -- The rapid deterioration in sub-prime delinquencies and a number of notable bankruptcies raised concerns that the woes within housing could spread to other areas of the economy.

- INFLATION CONCERNS OF THE FEDERAL RESERVE BANK ("FED") -- Hopes for near-term Fed rate cuts waned during 2007 as most inflation measures remained above the Fed's comfort level.

- RISING LABOR COSTS -- Hourly earnings grew at nearly their fastest pace in 20 years, while productivity grew at its slowest pace since early 1997. Very high profit margins were at risk.

- HIGHER COMMODITY PRICES - After some early moderation, oil, gasoline, copper and other commodities continued to rise in price.

- THE RETURN OF MARKET VOLATILITY -- Volatility, an indicator of uncertainty, returned to the markets after a long hiatus.

      While many of these issues weighed on market returns during the period, none loomed larger than the rapid deterioration in the sub-prime mortgage market and its spillover effects on the broader housing market and economy in general. Sub-prime mortgages became a dominant theme for the market because of how rapidly they have deteriorated. They have also become the central point of debate between bullish forecasters who argue that the woes of the sub-prime market are contained versus those who fear a contagion throughout the credit markets and the broader economy.

      The volume of sub-prime issuance reached alarming levels in the past few years. There were over $1.8 trillion in sub-prime mortgages originated from 2004
- 2006, more than the previous 10 years combined and equal to approximately a quarter of all mortgage issuance. Mortgage delinquencies rose rapidly in all branches of mortgage lending.

      Adjustable rate loans, low-documentation (or "liar loans") and other non-traditional mortgages were also widespread in the prime segment of the market. Rate resets, reduced investor appetite for these exotic mortgages, and increased regulatory scrutiny are all combining to tighten the very loose lending environment of the past several years. A robust housing market has been the key driver of consumer spending and employment trends for many years. Consumers, which make up 70% of overall spending, have extracted large amounts of equity from their homes due to low mortgage rates. If the 'housing ATM via refinancing' for consumers is coming to an end, there could be a negative growth surprise coming for investors and the economy. Home equity withdrawal has indeed been reduced sharply, and it is likely that we may see reduced consumption.

      While the problems within the sub-prime market will negatively affect certain lenders and consumers, the losses incurred are not likely the greatest threat. The larger concern to equity markets could be a re-pricing of risk and tightening of credit conditions across the spectrum. Even though there is no direct connection between sub-prime mortgages and other markets, if sub-prime woes prompt investors to demand higher risk premiums (wider credit spreads), weakness in both the bond and stock markets could result.

      Looking at the credit markets more broadly, we have not seen substantial evidence of any contagion from sub-prime as credit spreads and lending restrictions remained so near historic lows. The enormous liquidity and leverage injected by

DOMESTIC EQUITY MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

foreign buyers, hedge funds, and private equity funds has made the turning point of this credit cycle difficult to predict, even for the Fed. Also, the complexity of many new financial "innovations," including collateralized debt obligations and credit default swaps, has made it difficult to assess credit risk. The long-standing cycles of the economy and credit, however, are still intact, and a less benign credit environment appears likely to follow the loose and liquid conditions of the past several years.

      Broadly speaking, the equity market continued to be supported by a fair level of valuations and strong earnings growth (largely due to extraordinary profit margins) during the period. The beginnings of a negative credit cycle appear to have taken hold in the residential mortgage market as lending and regulatory standards have begun to tighten. How far the mortgage credit cycle extends to the rest of the economy and the pricing of risk more broadly remains to be seen.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

      The Institutional Class of the Large Cap Value Fund returned 10.09% for the six months ended April 30, 2007, slightly ahead of the S&P 500/Citigroup Value Index ("Index") return of 10.08% and the Lipper Large Cap Value Funds Index return of 9.18%.

                            ANNUALIZED TOTAL RETURNS
                                  PERIODS ENDED
                                    4/30/07

                           6 MONTHS*    1 YEAR    5 YEARS    10 YEARS
                           --------     ------    -------    ---------
Institutional Class(1,4)       10.09%   16.56%     13.02%     10.29%
PlanAhead Class(1,4)            9.94%   16.28%     12.72%      9.99%
Service Class(1,2,4)            9.82%   16.02%     12.62%      9.93%
AMR Class(1,4)                 10.18%   16.88%     13.32%     10.57%
Lipper Large-Cap
Value Funds Index(3)            9.18%   16.14%      9.28%      8.41%
S&P 500
Index(3)                        8.60%   15.24%      8.54%      8.05%
Linked S&P
500/Citigroup Value
Index(3)                       10.08%   17.22%     11.17%      9.31%

*     Not annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/97 up to 6/1/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/97.

3. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to 10/31/05 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average of book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

4. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.62%, 0.87%, 1.11% and 0.36%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

      The Fund outperformed the Index primarily through sector allocation and to a lesser extent, through stock selection. From a stock selection standpoint, the Fund had good stock selection in the Information Technology, Industrials, and Utilities sectors. Companies with the greatest positive contribution in the Information Technology sector were Apple Computer (up 23.1%) and Nokia (up 27.0%). In the Industrials sector, Honeywell International (up 30.0%) and Deere (up 29.6%) were the largest contributors. Entergy (up 33.4%) in the Utilities sector also added meaningful value versus the Index. This excess performance relative to the Index, however, was somewhat offset by poor stock selection in the Health Care and Consumer Discretionary sectors. In the Health Care sector, the largest detractors were Pfizer (up 1.3% for the period the Fund held the security) and Astrazeneca (down 5.5%), while Warner Music Group (down 32.8%) detracted from the Fund's Consumer Discretionary sector returns.

      The Fund's significant underweighting in the Financials sector, one of the poorer performing sectors of the Index, provided positive relative performance.

      The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                           % OF
                                        NET ASSETS
                                        ----------
ConocoPhillips                             3.0%
AT&T, Inc.                                 2.6%
JP Morgan Chase & Co.                      2.1%
Bank of America Corp.                      2.1%
Citigroup, Inc.                            2.0%
Wells Fargo & Co.                          1.8%
International Business Machines Corp.      1.7%
American International Group, Inc.         1.7%
Baxter International, Inc.                 1.5%
The Boeing Co.                             1.5%

SECTOR ALLOCATION

                                         % OF
                                        EQUITIES
                                        ---------
Financials                                26.0%
Industrials                               12.0%
Health Care                               10.8%
Consumer Discretionary                    10.7%
Consumer Staples                          10.1%
Information Technology                     9.2%
Energy                                     7.7%
Utilities                                  5.4%
Telecommunications Services                5.0%
Materials                                  3.1%

FUND EXPENSES
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2006 through April 30, 2007.

ACTUAL EXPENSES

      The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

      You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                       Beginning     Ending
                        Account      Account      Expenses Paid
                         Value        Value       During Period*
                        11/1/06      4/30/07     11/1/06-4/30/07
                       ----------   ----------   ---------------
INSTITUTIONAL CLASS
Actual                 $ 1,000.00   $ 1,100.88        $ 2.97
Hypothetical           $ 1,000.00   $ 1,021.97        $ 2.86
   (5% return before expenses)
PLANAHEAD CLASS
Actual                 $ 1,000.00   $ 1,099.40        $ 4.27
Hypothetical           $ 1,000.00   $ 1,020.73        $ 4.11
   (5% return before expenses)
SERVICE CLASS
Actual                 $ 1,000.00   $ 1,098.19        $ 5.57
Hypothetical           $ 1,000.00   $ 1,019.49        $ 5.36
   (5% return before expenses)
AMR CLASS
Actual                 $ 1,000.00   $ 1,101.83        $ 1.67
Hypothetical           $ 1,000.00   $ 1,023.21        $ 1.61
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.57%, 0.82%, 1.07% and 0.32% for the Institutional, PlanAhead, Service and AMR classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half year period.

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                       SHARES       VALUE
                                                     ---------   -----------
                                                      (DOLLARS IN THOUSANDS)
COMMON STOCKS - 92.96%
CONSUMER DISCRETIONARY - 9.98%
 AUTO COMPONENTS - 0.10%
  Magna International, Inc. .....................       90,500    $   7,163
                                                                  ---------
 HOTELS, RESTAURANTS & LEISURE - 1.21%
  Carnival Corp. ................................    1,019,300       49,833
  McDonald's Corp. ..............................       84,400        4,075
  Wyndham Worldwide Corp. ## ....................      857,160       29,658
  Yum! Brands, Inc. .............................      105,700        6,539
                                                                  ---------
                                                                     90,105
                                                                  ---------
 HOUSEHOLD DURABLES - 1.99%
  Centex Corp.+ .................................      592,300       26,517
  Fortune Brands, Inc. ..........................      414,400       33,193
  Koninklijke (Royal) Philips Electronics NV ....      187,966        7,714
  Lennar Corp. + ................................      338,000       14,436
  Matsushita Electric Industrial Co. Ltd., ADR ..    1,980,000       38,471
  Newell Rubbermaid, Inc. .......................      370,000       11,348
  Pulte Homes, Inc. + ...........................      605,000       16,275
                                                                  ---------
                                                                    147,954
                                                                  ---------
 MEDIA - 2.93%
  CBS Corp. .....................................      705,100       22,401
  Idearc, Inc. + ................................      193,600        6,728
  The Interpublic Group of
   Companies, Inc. ##+ ..........................      835,500       10,594
  R.H. Donnelley Corp. ##+ ......................      186,400       14,556
  Time Warner, Inc. .............................    2,719,000       56,093
  The Walt Disney Company Ltd. ..................    2,054,600       71,870
  Warner Music Group Corp. + ....................    2,050,000       35,260
                                                                  ---------
                                                                    217,502
                                                                  ---------
 MULTILINE RETAIL - 2.08%
  Federated Department Stores, Inc. .............      942,412       41,391
  J.C. Penney Company, Inc. + ...................      810,000       64,063
  Target Corp. ..................................      527,500       31,317
  Wal-Mart Stores, Inc. .........................      360,700       17,285
                                                                  ---------
                                                                    154,056
                                                                  ---------
 SPECIALTY RETAIL - 1.67%
  Gap, Inc. .....................................       13,100          235
  The Home Depot, Inc. ..........................    2,627,000       99,484
  Liz Claiborne, Inc. ...........................      550,800       24,632
                                                                  ---------
                                                                    124,351
                                                                  ---------
 TOTAL CONSUMER DISCRETIONARY ...................                   741,131
                                                                  ---------
  CONSUMER STAPLES - 9.36%
  BEVERAGES - 1.51%
  Constellation Brands, Inc. ## .................      234,000        5,244
 Diageo plc, ADR ................................    1,264,600      106,732
                                                                  ---------
                                                                    111,976
                                                                  ---------
 FOOD & DRUG RETAILING - 0.82%
  Safeway, Inc. .................................      185,400    $   6,730
  Sysco Corp. ...................................    1,657,000       54,250
                                                                  ---------
                                                                     60,980
                                                                  ---------
 FOOD PRODUCTS - 2.44%
  Archer-Daniels-Midland Co. ....................    1,529,000       59,172
  General Mills, Inc. ...........................      354,000       21,205
  Kellogg Co. ...................................      900,000       47,619
  Kraft Foods, Inc. .............................    1,379,985       46,188
  Unilever plc, ADR + ...........................      225,800        7,070
                                                                  ---------
                                                                    181,254
                                                                  ---------
 PERSONAL PRODUCTS - 0.73%
 L'Oreal SA, ADR ................................    2,260,000       54,127
                                                                  ---------
  TOBACCO - 3.86%
  Altria Group, Inc. ............................    1,164,100       80,230
  Gallaher Group plc, ADR .......................      113,100       10,264
  Imperial Tobacco Group plc, ADR ...............    1,140,800       99,717
  UST, Inc. + ...................................    1,696,600       96,163
                                                                  ---------
                                                                    286,374
                                                                  ---------
 TOTAL CONSUMER STAPLES .........................                   694,711
                                                                  ---------
ENERGY - 7.21%
 ENERGY EQUIPMENT & SERVICES - 0.75%
  Weatherford International Ltd. ## .............    1,056,000       55,429
                                                                  ---------
 OIL & GAS - 6.46%
  Chevron Corp. .................................      783,562       60,953
  ConocoPhillips ................................    3,187,396      221,046
  Devon Energy Corp. ............................      900,300       65,605
  Duke Energy Corp. .............................    1,964,200       40,305
  Occidental Petroleum Corp. ....................    1,268,200       64,298
  Petro-Canada ..................................      124,700        5,528
  Royal Dutch Shell plc, ADR + ..................      204,100       14,432
  Sunoco, Inc. ..................................       96,100        7,259
                                                                  ---------
                                                                    479,426
                                                                  ---------
TOTAL ENERGY ....................................                   534,855
                                                                  ---------
FINANCIALS - 24.15%
 BANKS - 6.54%
  Bank of New York, Inc. ........................      202,400        8,193
  Bank of America Corp. .........................    3,093,978      157,483
  Comerica, Inc. ................................      110,100        6,816
  First Horizon National Corp. + ................      359,900       14,112
  KeyCorp .......................................      327,200       11,675
  SunTrust Banks, Inc. + ........................      175,000       14,774
  U.S. Bancorp ..................................    1,055,560       36,259

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                     SHARES        VALUE
                                                   ---------   -----------
                                                    (DOLLARS IN THOUSANDS)
  UnionBanCal Corp. + ...........................     56,100    $   3,449
  Wachovia Corp. ................................    729,500       40,516
  Washington Mutual, Inc. + .....................  1,331,400       55,892
  Wells Fargo & Co. .............................  3,789,800      136,016
                                                                ---------
                                                                  485,185
                                                                ---------
DIVERSIFIED FINANCIALS - 10.22%
  The Bear Stearns Cos., Inc. ...................    182,300       28,384
  Capital One Financial Corp. ...................    410,600       30,491
  The Charles Schwab Corp. ......................  3,236,000       61,873
  Citigroup, Inc. ...............................  2,763,638      148,186
  Federal Home Loan Mortgage Corp. ..............    329,100       21,319
  Federal National Mortgage Association .........    352,800       20,787
  The Goldman Sachs Group, Inc. .................    112,700       24,638
  JP Morgan Chase & Co. .........................  3,051,598      158,988
  Merrill Lynch & Co., Inc. .....................    396,500       35,776
  Mitsubishi UFJ Financial Group, Inc., ADR + ...  4,045,000       42,270
  Morgan Stanley Dean Witter & Co. ..............  1,238,400      104,038
  SLM Corp. .....................................  1,523,500       82,010
                                                                ---------
                                                                  758,760
                                                                ---------
INSURANCE - 7.21%
  ACE Ltd. ......................................    760,100       45,195
  Aflac, Inc. ...................................  1,074,000       55,139
  The Allstate Corp. ............................    883,328       55,049
  American International Group, Inc. ............  1,755,100      122,699
  AON Corp. + ...................................    266,600       10,331
  Assurant, Inc. ................................     59,500        3,423
  Conseco, Inc. ##+ .............................    332,600        5,884
  Genworth Financial, Inc. ......................    599,800       21,887
  The Hartford Financial Services Group, Inc. ...    110,500       11,183
  MetLife, Inc. .................................    710,100       46,654
  MGIC Investment Corp. + .......................    417,400       25,716
  Prudential Financial, Inc. ....................     44,600        4,237
  The Travelers Companies, Inc. .................    863,000       46,688
  UnumProvident Corp. + .........................    639,400       15,908
  XL Capital Ltd. + .............................    838,100       65,355
                                                                ---------
                                                                  535,348
                                                                ---------
REAL ESTATE - 0.18%
  The St. Joe Co. + .............................    237,300       13,438
                                                                ---------
TOTAL FINANCIALS ................................               1,792,731
                                                                ---------
HEALTH CARE - 10.04%
 HEALTH CARE EQUIPMENT & SUPPLIES - 1.99%
 Baxter International, Inc. .....................  2,030,300      114,976
  C.R. Bard, Inc. ...............................    389,000       32,338
                                                                ---------
                                                                  147,314
                                                                ---------
HEALTH CARE PROVIDERS & SERVICES - 2.51%
  Cigna Corp. ...................................    302,500       47,066
  Community Health Systems, Inc. ## .............  1,282,000       47,178
  Omnicare, Inc. ................................     45,200    $   1,499
  Tenet Healthcare Corp. ##+ ....................    959,200        7,117
  UnitedHealth Group, Inc. ......................    407,600       21,627
  WellPoint, Inc. * .............................    786,700       62,126
                                                                ---------
                                                                  186,613
                                                                ---------
PHARMACEUTICALS - 5.54%
  AstraZeneca plc, ADR ..........................    986,000       53,550
  Bristol-Myers Squibb Co. ......................  2,613,200       75,417
  Eli Lilly & Co. ...............................    332,200       19,643
  Hospira, Inc. ##+ .............................    943,000       38,239
  Johnson & Johnson .............................    226,200       14,527
  Merck & Co., Inc. .............................    223,300       11,486
  Pfizer, Inc. ..................................  3,794,600      100,405
  Schering-Plough Corp. .........................    545,300       17,302
  Wyeth Corp. ...................................  1,454,800       80,741
                                                                ---------
                                                                  411,310
                                                                ---------
 TOTAL HEALTH CARE ..............................                 745,237
                                                                ---------
INDUSTRIALS - 11.13%
 AEROSPACE & DEFENSE - 3.39%
  The Boeing Co. ................................  1,195,500      111,181
  Northrop Grumman Corp. ........................    923,000       67,970
  Raytheon Co. ..................................    770,200       41,237
  United Technologies Corp. .....................    466,600       31,323
                                                                ---------
                                                                  251,711
                                                                ---------
 AIR FREIGHT & COURIERS - 0.26%
  FedEx Corp. ...................................    182,900       19,285
                                                                ---------
INDUSTRIAL CONGLOMERATES - 3.57%
  3M Co. ........................................    430,400       35,624
  General Electric Co. ..........................  1,815,600       66,923
  Honeywell International, Inc. .................  1,909,800      103,473
  Textron, Inc. .................................    271,000       27,552
  Tyco International Ltd. .......................    962,600       31,410
                                                                ---------
                                                                  264,982
                                                                ---------
 MACHINERY - 3.12%
  Caterpillar, Inc. .............................    596,900       43,347
  Deere & Co. ...................................    594,000       64,984
  Flowserve Corp. + .............................    245,900       15,002
  Illinois Tool Works, Inc. + ...................  1,260,100       64,656
  ITT Industries, Inc. ..........................    684,400       43,671
                                                                ---------
                                                                  231,660
                                                                ---------
RENTAL AUTO/EQUIPMENT - 0.03%
  Avis Budget Group, Inc. .......................     86,190        2,425
                                                                ---------

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                                                     SHARES         VALUE
                                                                                  ------------   ------------
                                                                                     (DOLLARS IN THOUSANDS)
TRANSPORTATION INFRASTRUCTURE - 0.76%
 Burlington Northern Santa Fe Corp. ............................................       640,600   $     56,078
                                                                                                 ------------
TOTAL INDUSTRIALS ..............................................................                      826,141
                                                                                                 ------------
INFORMATION TECHNOLOGY - 8.58%
 COMMERCIAL SERVICES & SUPPLIES - 0.19%
  First Data Corp. .............................................................       435,800         14,120
                                                                                                 ------------
COMMUNICATIONS EQUIPMENT - 0.60%
 Nokia Corp., ADR ## ...........................................................     1,762,100         44,493
                                                                                                 ------------
COMPUTERS & PERIPHERALS - 3.89%
 Apple Computer, Inc. ## .......................................................       780,000         77,844
 Hewlett-Packard Co. ...........................................................     1,937,400         81,642
 International Business Machines Corp. .........................................     1,264,300        129,224
                                                                                                 ------------
                                                                                                      288,710
                                                                                                 ------------
ELECTRICAL EQUIPMENT - 0.64%
 Molex, Inc. ...................................................................       139,000          4,153
 Molex, Inc., Class A Shares ...................................................     1,628,000         43,614
                                                                                                 ------------
                                                                                                       47,767
                                                                                                 ------------
IT CONSULTING & SERVICES - 0.52%
 Computer Sciences Corp. ##+ ...................................................       184,200         10,230
 Electronic Data Systems Corp. .................................................       973,700         28,471
                                                                                                 ------------
                                                                                                       38,701
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.97%
 Intel Corp. ...................................................................       933,100         20,062
 Texas Instruments, Inc. .......................................................     1,505,000         51,727
                                                                                                 ------------
                                                                                                       71,789
                                                                                                 ------------
SOFTWARE - 1.77%
 BMC Software, Inc. ## .........................................................       197,000          6,377
 CA, Inc. + ....................................................................     1,321,103         36,013
 Microsoft Corp. ...............................................................       977,000         29,252
 Oracle Corp. * ................................................................     3,160,000         59,408
                                                                                                 ------------
                                                                                                      131,050
                                                                                                 ------------
TOTAL INFORMATION TECHNOLOGY                                                                          636,630
                                                                                                 ------------
MATERIALS - 2.86%
 CHEMICALS - 2.42%
  Air Products & Chemicals, Inc. ...............................................       986,800         75,490
  Dow Chemical Co. .............................................................       416,500         18,580
  E. I. du Pont de Nemours & Co. ...............................................       392,600         19,304
  Lyondell Chemical Co. + ......................................................     1,507,000         46,898
  PPG Industries, Inc. .........................................................       266,100         19,580
                                                                                                 ------------
                                                                                                      179,852
                                                                                                 ------------
METALS & MINING - 0.29%
 Alcoa, Inc. ...................................................................       591,668         20,998
                                                                                                 ------------

PAPER & FOREST PRODUCTS - 0.15%
 Sappi Ltd., ADR + .............................................................       145,400   $      2,566
 Weyerhaeuser Co. ..............................................................       109,100          8,643
                                                                                                 ------------
                                                                                                       11,209
                                                                                                 ------------
TOTAL MATERIALS ................................................................                      212,059
                                                                                                 ------------
TELECOMMUNICATION SERVICES - 4.66%
 DIVERSIFIED TELECOMMUNICATION - 4.66%
  AT&T, Inc. ...................................................................     5,059,552        195,906
  Verizon Communications, Inc. .................................................     2,871,346        109,628
  Vodafone Group plc, ADR ......................................................     1,402,949         40,307
                                                                                                 ------------
TOTAL TELECOMMUNICATION SERVICES ...............................................                      345,841
                                                                                                 ------------
UTILITIES - 4.99%
 ELECTRIC UTILITIES - 4.66%
  CenterPoint Energy, Inc. + ...................................................     1,021,600         19,237
  Dominion Resources, Inc. .....................................................     1,125,900        102,682
  DTE Energy Co. ...............................................................       300,000         15,177
  Entergy Corp. ................................................................       692,500         78,349
  Exelon Corp. .................................................................     1,380,900        104,134
  FPL Group, Inc. + ............................................................       220,300         14,181
  Public Service Enterprise Group, Inc. ........................................       138,800         11,999
                                                                                                 ------------
                                                                                                      345,759
                                                                                                 ------------
GAS UTILITIES - 0.33%
 Spectra Energy Corp. ..........................................................       956,300         24,959
                                                                                                 ------------
TOTAL UTILITIES ................................................................                      370,718
                                                                                                 ------------
TOTAL COMMON STOCKS ............................................................                    6,900,054
                                                                                                 ------------

SHORT TERM INVESTMENTS - 6.42%
 American Beacon Money Market Select
  Fund  ++ .....................................................................   450,004,746        450,005

                                                                                      PAR
                                                                                     AMOUNT
                                                                                  ------------
United States Treasury Bill,
 5.01%, Due 6/7/2007 # @       .................................................  $     26,745         26,609
                                                                                                 ------------
TOTAL SHORT TERM INVESTMENTS ...................................................                      476,614
                                                                                                 ------------

                                                                                     SHARES
                                                                                  ------------
SECURITIES LENDING
COLLATERAL - 3.88%
 American Beacon Cash Plus Trust ++ ............................................   169,980,657        169,981
 American Beacon Money Market Select
  Fund ++ ......................................................................   118,213,091        118,213
                                                                                                 ------------
 TOTAL SECURITIES LENDING COLLATERAL ...........................................                      288,194
                                                                                                 ------------
TOTAL INVESTMENTS 103.26% - (COST $6,693,574) ..................................                    7,664,862
LIABILITIES, NET OF OTHER ASSETS - (3.26%) .....................................                     (241,762)
                                                                                                 ------------
TOTAL NET ASSETS - 100.00% .....................................................                 $  7,423,100
                                                                                                 ============

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

          Percentages are stated as a percent of net assets.

##        Non-income producing security.

+         All or a portion of this security is on loan at April 30, 2007.

++        The Fund/Trust is affiliated by having the same investment advisor.

#         Rates represent discount rate.

@ At April 30, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)

                                                                                            UNREALIZED
                                                     NUMBER OF   EXPIRATION       MARKET   APPRECIATION/
                                                     CONTRACTS      DATE          VALUE    (DEPRECIATION)
                                                    -----------  -----------  -----------  ------------
Emini S&P 500 Index...............................      6,358      Jun 2007     $473,162   $     13,995
                                                                                ========   ============

                             See accompanying notes

\
AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited) (in thousands, except share and per share amounts)

ASSETS:
     Investments in unaffiliated securities, at value(A)(C) .........  $  6,926,663
     Investments in affiliated securities, at value(B) ..............       738,199
     Receivable for investments sold ................................         2,366
     Dividends and interest receivable ..............................         8,622
     Receivable for fund shares sold ................................        60,385
     Receivable for tax reclaims ....................................            80
     Prepaid expenses ...............................................           145
                                                                       ------------
            TOTAL ASSETS ............................................     7,736,460
                                                                       ------------

LIABILITIES:
     Payable for investments purchased ..............................         4,201
     Payable upon return of securities loaned .......................       288,194
     Payable for fund shares redeemed ...............................         9,733
     Payable for variation margin on open futures contracts .........         4,321
     Management and investment advisory fees payable (Note 2) .......         4,407
     Administrative service and service fees payable ................         2,145
     Other liabilities ..............................................           359
                                                                       ------------
            TOTAL LIABILITIES .......................................       313,360
                                                                       ------------
NET ASSETS ..........................................................  $  7,423,100
                                                                       ============

ANALYSIS OF NET ASSETS:
     Paid-in-capital ................................................     6,337,135
     Undistributed net investment income ............................        27,647
     Accumulated net realized gain ..................................        73,036
     Unrealized appreciation of investments, futures
       contracts, and foreign currency ..............................       985,282
                                                                       ------------
NET ASSETS ..........................................................  $  7,423,100
                                                                       ============

SHARES OUTSTANDING (NO PAR VALUE):
     Institutional Class ............................................    70,550,002
                                                                       ============
     PlanAhead Class ................................................   188,258,777
                                                                       ============
     Service Class ..................................................     3,438,085
                                                                       ============
     AMR Class ......................................................    41,471,029
                                                                       ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Institutional Class ............................................  $      25.19
                                                                       ============
     PlanAhead Class ................................................  $      24.06
                                                                       ============
     Service Class ..................................................  $      23.97
                                                                       ============
     AMR Class ......................................................  $      24.93
                                                                       ============

----------

A Cost of investments in unaffiliated securities ....................  $  5,955,375

B Cost of investments in affiliated securities ......................  $    738,199

C Market value of securities on loan ................................  $    309,814

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited) (in thousands)

INVESTMENT INCOME:
      Dividend income from unaffiliated securities (net of foreign taxes)* .....  $     58,445
      Dividend income from affiliated securities ...............................         9,934
      Interest income ..........................................................           615
      Income derived from securities lending, net ..............................           497
                                                                                  ------------
         TOTAL INVESTMENT INCOME ...............................................        69,491
                                                                                  ------------
EXPENSES:
      Management and investment advisory fees (Note 2) .........................         8,290
      Administrative service fees (Note 2):
       Institutional Class .....................................................         1,658
       PlanAhead Class .........................................................         4,372
       Service Class ...........................................................            67
      Transfer agent fees:
       Institutional Class .....................................................            59
       PlanAhead Class .........................................................            87
       Service Class ...........................................................             1
       AMR Class ...............................................................            27
      Custody and fund accounting fees .........................................           342
      Professional fees ........................................................            29
      Registration fees and expenses ...........................................            60
      Service fees:
  PlanAhead Class (Note 2) .....................................................         4,372
  Service Class (Note 2) .......................................................            67
Distribution fees - Service Class (Note 2) .....................................            67
Prospectus and shareholder reports .............................................            98
Other expenses .................................................................           217
                                                                                  ------------
         TOTAL EXPENSES ........................................................        19,813
                                                                                  ------------
Net fees recouped by Manager (Note 2) ..........................................             2
                                                                                  ------------
         NET EXPENSES ..........................................................        19,815
                                                                                  ------------
NET INVESTMENT INCOME ..........................................................        49,676
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
  Investments ..................................................................        87,554
  Commission recapture (Note 1) ................................................           328
  Futures contracts ............................................................         5,281
Change in net unrealized appreciation or depreciation of:
  Investments ..................................................................       426,699
  Futures contracts ............................................................         8,376
                                                                                  ------------
         NET GAIN ON INVESTMENTS ...............................................       528,238
                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................  $    577,914
                                                                                  ============
  * Foreign taxes ..............................................................  $        162

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                                              Six Months    Year Ended
                                                                                                Ended       October 31,
                                                                                            April 30, 2007     2006
                                                                                            --------------  -----------
                                                                                              (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................................  $     49,676    $    52,939
   Net realized gain on investments, futures contracts, and foreign currency
        transactions .....................................................................        93,163        121,664
   Change in net unrealized appreciation or depreciation of investments, futures
        contracts, and foreign currency translations .....................................       435,075        339,128
                                                                                            ------------    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................       577,914        513,731
                                                                                            ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional Class .................................................................       (14,678)        (2,811)
     PlanAhead Class .....................................................................       (35,816)        (9,026)
     Service Class .......................................................................          (422)          (183)
     AMR Class ...........................................................................       (13,818)       (12,219)
   Net realized gain on investments:
     Institutional Class .................................................................       (28,455)        (8,282)
     PlanAhead Class .....................................................................       (78,015)       (28,149)
     Service Class .......................................................................        (1,093)          (544)
     AMR Class ...........................................................................       (23,934)       (32,018)
                                                                                            ------------    -----------
        NET DISTRIBUTIONS TO SHAREHOLDERS ................................................      (196,231)       (93,232)
                                                                                            ------------    -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares .........................................................     2,758,566      3,041,055
   Reinvestment of dividends and distributions ...........................................       185,535         88,860
   Cost of shares redeemed ...............................................................      (511,900)      (528,489)
                                                                                            ------------    -----------
        NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......................     2,432,201      2,601,426
                                                                                            ------------    -----------
NET INCREASE IN NET ASSETS ...............................................................     2,813,884      3,021,925
                                                                                            ------------    -----------
NET ASSETS:
   Beginning of period ...................................................................     4,609,216      1,587,291
                                                                                            ------------    -----------
   END OF PERIOD * .......................................................................  $  7,423,100    $ 4,609,216
                                                                                            ============    ===========
*Includes undistributed net investment income of .........................................  $     27,647    $    42,693
                                                                                            ============    ===========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the "Fund"), a series of the Trust.

      American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

      The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:               OFFERED TO:                                                      SERVICE AND DISTRIBUTIONS FEES:
-------------------  ---------------------------------------------------------------  ----------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million             Administrative Service Fee - 0.25%
PLANAHEAD CLASS      General public and investors investing through an intermediary   Administrative Service Fee - 0.25%
                                                                                                     Service Fee - 0.25%
SERVICE CLASS        Investors investing through an intermediary                      Administrative Service Fee - 0.25%
                                                                                                     Service Fee - 0.25%
                                                                                                Distribution Fee - 0.25%
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of AMR
                     Corporation and its affiliates                                                                 N/A

      Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

      Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

      Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

      Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

Security Transactions and Investment Income

      Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

      Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Futures Contracts

      Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Dividends to Shareholders

      Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Commission Recapture

      The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains and Losses

      Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

Use of Estimates

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements has not yet been determined.

      In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Fund's net assets of results of operations.

Other

      Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

      The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the six months ended April 30, 2007 were as follows (dollars in thousands):

                          AMOUNTS PAID TO  NET AMOUNTS
 MANAGEMENT   MANAGEMENT    INVESTMENT     RETAINED BY
 FEE RATE        FEE         ADVISORS       MANAGER
------------  ----------  ---------------  -----------
0.225%-0.70%   $ 8,290        $ 5,362        $ 2,928

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

      As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the six months ended April 30, 2007, securities lending fees paid to the Manager were $77,504.

Administrative Services Agreement

      The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

Distribution Plans

      The Trust, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

      A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

      The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

Investment in Affiliated Funds

      The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the six months ended April 30, 2007, the Manager earned fees from the Affiliated Funds totaling $190,786 on the Fund's direct investment in the Affiliated Funds and $129,870 from securities lending collateral invested in the Affiliated Funds.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

Interfund Lending Program

      Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended April 30, 2007, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

      The Fund has adopted an Expense Reimbursement Plan whereby the manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the six months ended April 30, 2007, the Manager recouped prior fee waivers totaling $1,617. There are no further fee waivers or reimbursed expenses subject to potential recovery.

Other

      At April 30, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 13% of the Fund.

3. FEDERAL INCOME AND EXCISE TAXES

      It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

      Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

      The tax character of distributions paid during the six months ended April 30, 2007 and the fiscal year ended October 31, 2006 were as follows (in thousands):

                                                       SIX MONTHS ENDED   YEAR ENDED
                                                           APRIL 30,      OCTOBER 31,
                                                             2007            2006
                                                       ----------------  -----------
                                                        (unaudited)
DISTRIBUTIONS PAID FROM:
  ORDINARY INCOME*
  Institutional Class ..............................           20,726     $  3,517
  PlanAhead Class ..................................           52,399       11,427
  Service Class ....................................           18,906          229
  AMR Class ........................................              654       14,949
 LONG-TERM CAPITAL GAIN
   Institutional Class .............................           22,406        7,576
   PlanAhead Class .................................           61,432       25,749
   Service Class ..................................            18,847          497
   AMR Class .....................................                861       29,288
                                                        -------------     --------
TOTAL DISTRIBUTIONS PAID ...........................    $     196,231     $ 93,232
                                                        =============     ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

      As of April 30, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ....   $  6,708,015
Unrealized appreciation ......................................        989,914
Unrealized depreciation ......................................        (33,067)
                                                                 ------------
Net unrealized appreciation/(depreciation) ...................        956,847
Undistributed ordinary income ................................         71,952
Undistributed long-term gain/(loss) ..........................         57,077
Distributable earnings .......................................   $  1,085,876

      Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

      Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of April 30, 2007 (in thousands):

Paid-in-capital..............................................  $   6
Undistributed net investment income..........................     12
Accumulated net realized gain (loss).........................    (18)
Unrealized appreciation (depreciation) of investments........
futures contracts and foreign currency.......................     --

4. INVESTMENT TRANSACTIONS

      The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the six months ended April 30, 2007 were (in thousands) $2,541,442 and $475,117, respectively.

      A summary of the Fund's direct and transactions in Affiliated Funds for the six months ended April 30, 2007 is set forth below (in thousands):

              OCTOBER 31, 2006                                    APRIL 30, 2007
 AFFILIATE   SHARES/MARKET VALUE    PURCHASES        SALES     SHARES/MARKET VALUE
-----------  -------------------  -------------  ------------  -------------------
Select Fund      $ 293,666         $ 4,256,592   $ 4,100,253        $ 450,005

5. SECURITIES LENDING

      The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

      The Fund, the Agent and the Manager retain 65%, 25% and 10%, respectively of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

      Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

      At April 30, 2007, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

MARKET VALUE OF
SECURITIES ON LOAN    NON-CASH COLLATERAL   CASH COLLATERAL
------------------   --------------------   -----------------
   $309,814             $ 34,105               $ 288,194

      Cash collateral is invested in a joint investment account, which is comprised of an investment in the Affiliated Funds. The allocated amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

      Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6. CAPITAL SHARE TRANSACTIONS

      The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six months Ended April 30, 2007

                                  INSTITUTIONAL CLASS       PLANAHEAD CLASS         SERVICE CLASS            AMR CLASS
                                 ---------------------   ----------------------    -----------------    -------------------
                                  SHARES     AMOUNT      SHARES        AMOUNT      SHARES     AMOUNT    SHARES     AMOUNT
                                 -------    -------      -------      ---------    -------    ------    -------   ---------
Shares sold ...................   32,424   $ 784,822      80,225    $ 1,844,387     2,092    $ 48,266     3,328   $  81,091
Reinvestment of dividends .....    1,548      36,661       4,843        109,645        65       1,477     1,612      37,752
Shares redeemed ...............   (3,754)    (90,765)    (10,535)      (243,845)     (445)    (10,307)   (6,996)   (166,983)
                                  ------   ---------      ------    -----------     -----    --------    ------   ---------
Net increase (decrease) in
   shares outstanding .........   30,218   $ 730,718      74,533    $ 1,710,187     1,712    $ 39,436    (2,056)  $ (48,140)
                                  ======   =========      ======    ===========     =====    ========    ======   =========

Year Ended October 31, 2006

                                   INSTITUTIONAL CLASS      PLANAHEAD CLASS         SERVICE  CLASS            AMR CLASS
                                 -----------------------  ---------------------   --------------------    -----------------
                                 SHARES        AMOUNT     SHARES       AMOUNT       SHARES      AMOUNT    SHARES    AMOUNT
                                 ------      ---------    -------   -----------   ----------   -------    ------   --------
Shares sold ..................   34,068      $ 746,193     98,689   $ 2,075,973       1,451     $30,595    8,618   $188,294
Reinvestment of dividends ....      439          9,253      1,715        34,642          36         727    2,125     44,238
Shares redeemed ..............   (3,753)       (81,987)   (12,788)     (269,180)       (338)     (7,086)  (8,030)  (170,236)
                                 ------      ---------    -------   -----------       -----     -------   ------   --------
Net increase in shares
   outstanding ...............   30,754      $ 673,459     87,616   $ 1,841,435       1,149     $24,236    2,713   $ 62,296
                                 ======      =========    =======   ===========       =====     =======    =====   ========

                      (This page intentionally left blank)

AMERICAN BEACON LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGH THE PERIOD)


                                                                    Institutional Class

                                         -------------------------------------------------------------------------
                                         Six Months                 Year Ended October 31
                                         Ended April     ---------------------------------------------------------
                                           30, 2007        2006        2005       2004       2003          2002
                                         -----------     --------   ----------  --------   --------     ----------
                                         (unaudited)
Net asset value, beginning of period...  $   23 .77      $ 21 .00   $   18.23   $ 15 .62   $  12.55     $   14.51
                                         ----------      --------   ---------   --------   --------     ---------
Income from investment operations:
  Net investment income(A,B)...........       0 .19         0 .42       0 .28      0 .26      0 .25(C)      0 .27
  Net gains (losses) on securities
  (both realized and
   unrealized)(A) .....................       2 .15         3 .48       2 .74      2 .62      3 .11(C)     (1 .76)
                                         ----------      --------   ---------   --------   --------     ---------
Total income (loss) from investment
operations ............................       2 .34         3 .79       3 .02      2 .88      3 .36        (1 .49)
                                         ----------      --------   ---------   --------   --------     ---------
Less distributions:
  Dividends from net

   investment income ..................      (0 .31)       (0 .26)     (0 .25)    (0 .27)    (0 .29)       (0 .30)
  Distributions from net realized
   gains on securities ................      (0 .61)       (0 .76)         --         --         --        (0 .17)
                                         ----------      --------   ---------   --------   --------     ---------
Total distributions ...................      (0 .92)       (1 .02)     (0 .25)    (0 .27)    (0 .29)       (0 .47)
                                         ----------      --------   ---------   --------   --------     ---------
Net asset value, end of period ........  $   25 .19      $ 23 .77   $  21 .00   $  18.23   $  15.62     $   12.55
                                         ==========      ========   =========   ========   ========     =========
Total return ..........................      10 .09%       18 .69%     16 .64%    18 .59%    27 .30%      (10 .83)%
                                         ==========      ========   =========   ========   ========     =========
Ratios and supplemental data:
  Net assets, end of period
  (in thousands) ......................  $1,777,117      $958,830   $ 201,111   $ 48,451   $ 23,512     $  21,589
  Ratios to average net assets
   (annualized):
        Expenses, net of waivers(A) ...       0 .57%        0 .60%      0 .60%     0 .66%     0 .66%        0 .61%
        Expenses, before waivers(A) ...       0 .57%        0 .60%      0 .60%     0 .66%     0 .66%        0 .61%
        Net investment income, net
        of waiversA ...................       1 .80%        1 .86%      1 .58%     1 .49%     1 .88%        1 .82%
        Net investment income (loss)
        before waivers(A) .............       1 .80%        1 .86%      1 .58%     1 .49%     1 .88%        1 .82%
  Portfolio turnover rateF ............           9%(D)        26%         25%        29%        27%           34%

                                                 PlanAhead Class
                                          ----------------------------
                                           Six Months       Year Ended
                                          Ended April       October 31
                                            30, 2007           2006
                                          ------------      ----------
                                          (unaudited)
Net asset value, beginning of period ..    $     22.74      $   20 .16
                                           -----------      ----------
Income from investment operations:
  Net investment income(A,B)...........          0 .17           0 .28
  Net gains (losses) on securities
  (both realized and
   unrealized)(A) .....................          2 .04           3 .31
                                           -----------      ----------
Total income (loss) from investment
operations ............................          2 .21           3 .59
                                           -----------      ----------
Less distributions:
  Dividends from net

   investment income ..................         (0 .28)         (0 .25)
  Distributions from net realized
   gains on securities ................         (0 .61)         (0 .76)
                                           -----------      ----------
Total distributions ...................         (0 .89)         (1 .01)
                                           -----------      ----------
Net asset value, end of period ........    $     24.06      $    22.74
                                           ===========      ==========
Total return ..........................          9 .94%         18 .44%
                                           ===========      ==========
Ratios and supplemental data:
  Net assets, end of period
  (in thousands) ......................    $ 4,529,671      $2,586,410
  Ratios to average net assets (annualized):

        Expenses, net of waivers(A) ...          0 .82%          0 .85%
        Expenses, before waivers(A) ...          0 .82%          0 .85%
        Net investment income, net
        of waivers(A) .................          1 .56%          1 .61%
        Net investment income (loss)
        before waivers(A) .............          1 .56%          1 .61%
  Portfolio turnover rate(F) ..........              9%(D)          26%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(B) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(C) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and 0.10 and 3.11, respectively for PlanAhead Class.

(D)   Not annualized.

(E)   Annualized

(F) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

                                                              Service Class
                                               --------------------------------------
                                                   Six
                                                  Months         Year        May
                                                  Ended         ended       31 to
---------------------------------------------    April 30,     October     October
  2005        2004       2003         2002         2007        31, 2006   31, 2005
---------   --------   --------     ---------  -----------     --------   ---------
                                               (unaudited)
$  17 .54   $ 15 .05   $ 12 .09     $  14 .00    $ 22 .64      $ 20 .13   $  19 .33
---------   --------   --------     ---------    --------      --------   ---------
    0 .27      0 .23      0 .22(C)      0 .25       0 .14         0 .26       0 .01
    2 .58      2 .49      2 .99(C)     (1 .74)      2 .03         3 .27       0 .79
---------   --------   --------     ---------    --------      --------   ---------
    2 .85      2 .72      3 .21        (1 .49)      2 .17         3 .53       0 .80
---------   --------   --------     ---------    --------      --------   ---------
   (0 .23)    (0 .23)    (0 .25)       (0 .25)    (0 .23)        (0 .26)         --
       --         --         --        (0 .17)    (0 .61)        (0 .76)         --
---------   --------   --------     ---------    --------      --------   ---------
   (0 .23)    (0 .23)    (0 .25)       (0 .42)    (0 .84)        (1 .02)         --
---------   --------   --------     ---------    --------      --------   ---------

$  20 .16   $ 17 .54   $ 15 .05     $  12 .09    $ 23 .97      $ 22 .64   $  20 .13
=========   ========   ========     =========    ========      ========   =========

   16 .33%    18 .26%    26 .99%      (11 .13)%     9 .82%        18.18%      4 .14%(D)
=========   ========   ========     =========    ========      ========   =========

$ 526,357   $ 51,489   $ 21,331     $  15,941    $ 82,394      $ 39,077   $  11,604

    0 .86%     0 .94%     0 .95%        0 .93%      1 .07%        1 .09%      1 .14%(E)
    0 .86%     0 .94%     0 .95%        0 .93%      1 .07%        1 .09%      1 .77%(E)
    1 .30%     1 .21%     1 .57%        1 .53%      1 .27%        1 .39%      1 .72%(E)
    1 .30%     1 .21%     1 .57%        1 .53%      1 .28%        1 .39%      1 .09%(E)
       25%        29%        27%           34%          9%(D)        26%         25%(G)
                          AMR Class
---------------------------------------------------------------------------


 Six Months                        Year Ended  October 31
Ended April      ----------------------------------------------------------
 30, 2007           2006         2005        2004       2003         2002
-----------      ----------    ----------  ----------  ----------  --------
 (unaudited)
 $   23 .55      $   20 .78    $ 18 .02    $ 15 .44    $ 12 .40    $ 14 .34
 ----------      ----------    --------    ----------  --------    --------
      0 .21           0 .35       0 .31       0 .30       0 .29       0 .31)
      2 .13           3 .47       2 .73       2 .58       3 .06      (1 .75)
 ----------      ----------    --------    --------    --------    --------
      2 .34           3 .82       3 .04       2 .88       3 .35      (1 .44)
 ----------      ----------    --------    --------    --------    --------
     (0 .35)         (0 .29)     (0 .28)     (0 .30)     (0 .31)     (0 .33)
    (0 .610)         (0 .76)         --          --          --      (0 .17)
 ----------      ----------    --------    --------    --------    --------
     (0 .96)         (1 .05)     (0 .28)     (0 .30)     (0 .31)     (0 .50)
 ----------      ----------    --------    --------    --------    --------

 $   24 .93      $   23 .55    $ 20 .78    $ 18 .02    $ 15 .44    $ 12 .40
 ==========      ==========    ========    ========    ========    ========

      10.18%          19.08%      16.95%      18.89%      27.64%     (10.62)%
 ==========      ==========    ========    ========    ========    ========

 $1,033,918      $1,024,899    $848,219    $696,206    $598,869    $511,287

      0 .32%          0 .34%      0 .35%      0 .39%      0 .36%      0 .36%
      0 .32%          0 .34%      0 .35%      0 .39%      0 .36%      0 .36%
      2 .12%          2 .18%      1 .87%      1 .79%      2 .13%      2 .06%
      2 .12%          2 .18%      1 .87%      1 .79%      2 .13%      2 .06%
          9%(D)          26%         25%         29%         27%         34%

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

      In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the Large Cap Value Fund (the "Fund"), and each Investment Advisory Agreement between the Manager and a sub-advisor at the Board meeting held in the first quarter of each year. At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management and Investment Advisory Agreements on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

      In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

- an explanation, if applicable, of any deterioration in longer-term performance by the Fund or sub-advisor since the last contract renewal and any remedial measures the Manager has taken or intends to take;

- the Manager's and each sub-advisor's fee rate schedule for the Fund and whether the Manager intends to continue any current fee waivers or reimbursements;

- an explanation of any significant change in the Fund's expense ratio since the last contract renewal and any actions the Manager has taken or intends to take;

- a description of any significant changes (actual or anticipated) to personnel and the reasons for such changes;

- a discussion of any material developments at the Fund's sub-advisors relevant to the Fund;

- a discussion of any material compliance problems encountered by the Manager or the sub-advisors and remedial actions;

- a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

- information regarding material changes to the Manager's and sub-advisors' codes of ethics and insider trading policies; and

- any material changes to the Manager's or sub-advisors' information provided in connection with the last annual contract renewal.

      The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

      Provided below is an overview of the primary factors the Board considered at its March 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal. As such, the following factors were not considered by the Board and were deferred to the next regular Board meeting to be considered in connection with the annual renewal:

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

      - the profits realized by the Manager and the sub-advisors and their affiliates from their relationship with the Fund;

      - the extent to which economies of scale may be realized as the Fund grows;

      - whether the level of fees reflects those economies of scale for the benefit of the Fund's investors;

      - comparisons of services and fees with contracts entered into by the Manager and a sub-advisor or their affiliates with other clients (such as pension funds and other institutional investors); and

      - ancillary benefits to be realized by the Manager and the sub-advisors as a result of the relationship with the Fund.

      In determining whether to renew the Management and Investment Advisory Agreements on an interim basis, the Trustees considered the best interests of the Fund. The following considerations and conclusions are applicable to the Fund.

      Cost of Services. The Board considered that the fee rate schedules for the Manager and most sub-advisors had not changed since the last contract renewal. The Trustees also considered that Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") had eliminated the last break point on its fee rate schedule, but that Barrow's combined fee rate for the Fund under its management was still among the lowest fees charged by a sub-advisor. The Board considered that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. In determining whether to renew the Investment Advisory Agreements, the Board considered that for purposes of determining the fee charged to the Fund, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pension plans shall be considered where applicable. Thus, the Fund is able to receive additional break point benefits resulting from the sub-advisor's management of a larger pool of assets.

      Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to the Fund at a low cost to investors and provides a comprehensive compliance program for the Fund. Additionally, the Manager allocates the assets of the Fund among the Fund's sub-advisors, and monitors and evaluates the performance of the sub-advisors. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement on an interim basis.

      Investment Performance. The Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered information provided by the Manager regarding deterioration in the Fund's or sub-advisor's longer-term performance as a result of underperformance for the 2006 calendar year.

      In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreements with Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered that Hotchkis underperformed the sub-advisor's respective benchmark index for the 2006 calendar year, but that the Fund's performance exceeded that of the respective Lipper Index. The other sub-advisors to the Fund outperformed or only slightly underperformed their respective benchmark index for the 2006 calendar year.

      Based on these considerations and those noted above, the Board determined that the Fund and its shareholders would benefit from the Manager's and the sub-advisors' continued management of the Fund until the next regular Board meeting and approved the renewal of the Agreements on an interim basis until the next regular Board meeting.

                       (AMERICAN BEACON FUNDS (SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                    [KEYBORD]

                                   BY E-MAIL:
                       american_beacon.funds@ambeacon.com

                                    [MOUSE]

                                ON THE INTERNET:
                Visit our website at www.americanbeaconfunds.com

                                  [TELEPHONE]

                                 BY TELEPHONE:
                              Institutional Class
                              Call (800) 658-5811
                                 AMR Class(SM)
                              Call (800) 345-2345
                      PlanAhead Class(R) and Service Class
                              Call (800) 388-3344

                                  [LETTER BOX]

                                    BY MAIL:
                              American Beacon Funds
                                P.O. Box 219643
                           Kansas City, MO 64121-9643

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

----------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Large Cap Value Fund is a service mark of American Beacon Advisors, Inc.

             G U I D A N C E |  V I S I O N |  E X P E R I E N C E

                       (AMERICAN BEACON FUNDS (SM) LOGO)

      Semi-Annual Report

April 30, 2007

SMALL CAP VALUE FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message .................................            1
Market and Performance Overview .....................            2
Schedule of Investments .............................            7
Additional Information ..............................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                             April 30, 2007

(PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the American Beacon Small Cap Value Fund Semi-Annual Report for the six months ended April 30, 2007.

     Despite rising oil prices, a slump in housing and a slowing economy, the U.S. equity markets still finished the last six months with positive returns. This was helped in large part by strong corporate profits. The S&P 500 and Dow Jones Industrial Average indices reported returns of 8.60% and 9.40%, respectively, for this period.

     The American Beacon Small Cap Value Fund-Institutional Class reported a total return of 10.32% for this six-month period. The Fund's performance exceeded the Lipper Small-Cap Value Funds Index. True to its value style, the Fund will continue its focus on companies with above-average earnings growth potential, below-average price-to-earnings ratios and below-average price-to-book-value ratios, which we believe will benefit our shareholders over the long term.

     Please review the enclosed market overview, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Small Cap Value Fund.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        ----------------------------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

      Following strong earnings growth and solid equity returns last year, equity markets got off to a rocky start in 2007. Investors were suddenly forced to deal with slower earnings growth, the return of volatility and the sub-prime mortgage fallout.

      There was no shortage of concerns for the market in the first quarter, though it is often said that the market climbs a "wall of worry."

      - ECONOMIC SLOWDOWN - After enjoying 4-5% Gross Domestic Product ("GDP") growth for several years, investors had to come to grips with sub-3% economic growth forecasts for 2007.

      - SLOWING EARNINGS GROWTH - After 14 consecutive quarters of double-digit growth, S&P 500 operating earnings were expected to slow markedly. For 2007, earnings growth estimates of 6-7% are back-end loaded with nearly one-half the year's growth expected in the fourth quarter.

      - SUB-PRIME MORTGAGE MELTDOWN - The rapid deterioration in sub-prime delinquencies and a number of notable bankruptcies raised concerns that the woes within housing could spread to other areas of the economy.

      - INFLATION CONCERNS OF THE FEDERAL RESERVE BANK ("FED") - Hopes for near-term Fed rate cuts waned during 2007 as most inflation measures remained above the Fed's comfort level.

      - RISING LABOR COSTS - Hourly earnings grew at nearly their fastest pace in 20 years, while productivity grew at its slowest pace since early 1997. Very high profit margins were at risk.

      - HIGHER COMMODITY PRICES - After some early moderation, oil, gasoline, copper and other commodities continued to rise in price.

      - THE RETURN OF MARKET VOLATILITY - Volatility, an indicator of uncertainty, returned to the markets after a long hiatus.

      While many of these issues weighed on market returns during the period, none loomed larger than the rapid deterioration in the sub-prime mortgage market and its spillover effects on the broader housing market and economy in general. Sub-prime mortgages became a dominant theme for the market because of how rapidly they have deteriorated. They have also become the central point of debate between bullish forecasters who argue that the woes of the sub-prime market are contained versus those who fear a contagion throughout the credit markets and the broader economy.

      The volume of sub-prime issuance reached alarming levels in the past few years. There were over $1.8 trillion in sub-prime mortgages originated from 2004
- 2006, more than the previous 10 years combined and equal to approximately a quarter of all mortgage issuance. Mortgage delinquencies rose rapidly in all branches of mortgage lending.

      Adjustable rate loans, low-documentation (or "liar loans") and other non-traditional mortgages were also widespread in the prime segment of the market. Rate resets, reduced investor appetite for these exotic mortgages, and increased regulatory scrutiny are all combining to tighten the very loose lending environment of the past several years. A robust housing market has been the key driver of consumer spending and employment trends for many years. Consumers, which make up 70% of overall spending, have extracted large amounts of equity from their homes due to low mortgage rates. If the 'housing ATM via refinancing' for consumers is coming to an end, there could be a negative growth surprise coming for investors and the economy. Home equity withdrawal has indeed been reduced sharply, and it is likely that we may see reduced consumption.

      While the problems within the sub-prime market will negatively affect certain lenders and consumers, the losses incurred are not likely the greatest threat. The larger concern to equity markets could be a re-pricing of risk and tightening of credit conditions across the spectrum. Even though there is no direct connection between sub-prime mortgages and other markets, if sub-prime woes prompt investors to demand higher risk premiums (wider credit spreads), weakness in both the bond and stock markets could result.

      Looking at the credit markets more broadly, we have not seen substantial evidence of any contagion from sub-prime as credit spreads and lending restrictions remained near historic lows. The enormous liquidity and leverage injected by foreign buyers, hedge funds, and private equity funds has made the turning point of this credit cycle difficult to predict, even for the Fed. Also, the complexity of many new financial "innovations," including collateralized debt obligations and credit default swaps, has made it difficult to assess credit risk. The long-standing cycles

DOMESTIC EQUITY MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

of the economy and credit, however, are still intact, and a less benign credit environment appears likely to follow the loose and liquid conditions of the past several years.

      Broadly speaking, the equity market continued to be supported by a fair level of valuations and strong earnings growth (largely due to extraordinary profit margins) during the period. The beginnings of a negative credit cycle appear to have taken hold in the residential mortgage market as lending and regulatory standards have begun to tighten. How far the mortgage credit cycle extends to the rest of the economy and the pricing of risk more broadly remains to be seen.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

      The Institutional Class of the Small Cap Value Fund returned 10.32% for the six months ended April 30, 2007, outperforming the Russell 2000 Value Index ("Index") return of 6.36% and the Lipper Small-Cap Value Funds Index return of 9.54% for the same period.

                                                              ANNUALIZED TOTAL
                                                                   RETURNS
                                                            PERIODS ENDED 4/30/07
                                              -------------------------------------------------
                                                                                        SINCE
                                              6 MONTHS*    1 YEAR      5 YEARS        INCEPTION
                                              ---------    ------      -------        ---------
Institutional Class (1,5) ................       10.32%     10.27%       14.41%         15.27%
PlanAhead Class (1,2,5) ..................       10.18%     10.03%       14.14%         14.98%
Service Class (1,3,5) ....................       10.02%      9.72%       13.88%         14.82%
AMR Class (1,2,5) ........................       10.50%     10.60%       14.72%         15.58%
Lipper Small-Cap Value Funds Index (4) ...        9.54%     10.32%       13.77%         13.61%
Russell 2000 Value Index (4) .............        6.36%     11.23%       13.06%         13.59%

*     Not annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98. A portion of the fees charged to the Service Class of the Fund was waived through 2004. Performance prior to waiving fees was lowr than the actual returns shown for periods through 2004.

3. Fund performance for the five-year period represents the total returns achieved by the PlanAhead Class from 5/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since 5/1/03. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

4. Russell 2000(R) Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

5. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.85%, 1.09%, 1.37% and 0.58%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

      The Fund outperformed the Index in eight of ten sectors as both stock selection and sector allocation added value to the Fund's relative performance.

      Holdings in the Financials, Industrials, and Information Technology sectors were a significant source of excess performance. Top contributors in Financials included American Financial Group (up 11.2%), 21st Century Insurance (up 33.5%), and Highland Hospitality (up 41.9%). In the Industrials sector, positions in AGCO (up 56.0%) and Navistar International (up 63.6%) were the major contributors. Avnet (up 52.6%) and SABRE Group Holdings (up 29.4%) were responsible for a large portion of the excess performance in the Information Technology sector.

      The Fund's significant underweighting in the Financials sector, the worst performing sector of the Index, generated positive relative performance. An overweight in the Industrials sector also provided positive performance relative to the Index.

      The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund's performance over the longer term.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                                % OF
                                             NET ASSETS
                                             ----------
Valassis Communications, Inc. ...........       0.9%
Con-way, Inc. ...........................       0.9%
Ingram Micro, Inc. ......................       0.9%
The Men's Wearhouse, Inc. ...............       0.8%
Lubrizol Corp. ..........................       0.7%
Flowserve Corp. .........................       0.7%
Great Plains Energy, Inc. ...............       0.7%
Plexus Corp. ............................       0.7%
Brunswick Corp. .........................       0.6%
Vishay Intertechnology, Inc. ............       0.6%

SECTOR ALLOCATION

                                                    % OF
                                                  EQUITIES
                                                  --------
Financials ..............................           24.3%
Industrials .............................           19.5%
Consumer Discretionary ..................           19.4%
Information Technology ..................           12.9%
Materials ...............................            6.7%
Utilities ...............................            5.2%
Energy ..................................            5.2%
Health Care .............................            3.5%
Consumer Staples ........................            2.8%
Telecommunication Services ..............            0.5%

FUND EXPENSES
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2006 through April 30, 2007.

ACTUAL EXPENSES

      The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

      You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                           BEGINNING      ENDING
                                            ACCOUNT       ACCOUNT      EXPENSES PAID
                                             VALUE         VALUE      DURING PERIOD*
                                            11/1/06       4/30/07     11/1/06-4/30/07
                                          ----------    ----------    ---------------
INSTITUTIONAL CLASS
Actual                                    $ 1,000.00    $ 1,103.22         $ 4.22
Hypothetical                              $ 1,000.00    $ 1,020.78         $ 4.06
   (5% return before expenses)
PLANAHEAD CLASS
Actual                                    $ 1,000.00    $ 1,101.82         $ 5.47
Hypothetical                              $ 1,000.00    $ 1,019.59         $ 5.26
   (5% return before expenses)
SERVICE CLASS
Actual                                    $ 1,000.00    $ 1,100.20         $ 6.93
Hypothetical                              $ 1,000.00    $ 1,018.20         $ 6.66
   (5% return before expenses)
AMR CLASS
Actual                                    $ 1,000.00    $ 1,104.97         $ 2.82
Hypothetical                              $ 1,000.00    $ 1,022.12         $ 2.71
(5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.81%, 1.05%, 1.33% and 0.54% for the Institutional, PlanAhead, Service and AMR classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half year period.

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                                 SHARES      VALUE
                                                               ---------   ---------
                                                               (DOLLARS IN THOUSANDS)
COMMON STOCKS - 93.89%
COMMUNICATIONS - 0.16%
     MEDIA - 0.16%
        Entravision Communications Corp. ## + ..............     302,700   $   2,970
        McClatchy Co. + ....................................      97,800       2,826
                                                                           ---------
     TOTAL COMMUNICATIONS ..................................                   5,796
                                                                           ---------
CONSUMER DISCRETIONARY - 18.19%
     AUTO COMPONENTS - 2.61%
        Aftermarket Technology Corp. ## ....................     148,800       4,111
        American Axle & Manufacturing Holdings, Inc. + .....     712,200      19,906
        ArvinMeritor, Inc. + ...............................     499,800      10,321
        Bandag, Inc., A Shares .............................       3,500         176
        BorgWarner, Inc. ...................................      43,100       3,358
        Gentex Corp. + .....................................     392,500       6,987
        Keystone Automotive Industries, Inc. ## + ..........      99,400       3,306
        Lear Corp. ## ......................................     563,300      20,684
        Modine Manufacturing Co. ...........................     254,200       5,880
        Tenneco, Inc. ## + .................................     176,000       5,271
        TRW Automotive Holdings Corp. ## ...................     358,900      13,301
                                                                           ---------
                                                                              93,301
                                                                           ---------
     HOTELS, RESTAURANTS & LEISURE - 1.35%
        CBRL Group, Inc. + .................................     193,497       8,626
        CEC Entertainment, Inc. ## .........................      63,800       2,659
        JAKKS Pacific, Inc. ## + ...........................     196,500       4,722
        Landry's Restaurants, Inc. + .......................     281,700       8,367
        Live Nation, Inc. ## + .............................     159,900       3,244
        Lodgian, Inc. ## ...................................     495,000       6,841
        Morton's Restaurant Group, Inc. ## .................     154,000       2,592
        Red Lion Hotels Corp. ## ...........................      79,800       1,017
        Ruby Tuesday, Inc. + ...............................      28,400         760
        Speedway Motorsports, Inc. .........................     121,500       4,714
        Sunterra Corp. ## + ................................     285,200       4,560
                                                                           ---------
                                                                              48,102
                                                                           ---------
     HOUSEHOLD DURABLES - 2.93%
        Beazer Homes USA, Inc. + ...........................     178,400       5,955
        Blyth, Inc. ........................................      25,600         668
        Champion Enterprises, Inc. ## + ....................   1,117,000      11,483
        Furniture Brands International, Inc. + .............     916,550      14,738
        Helen of Troy Ltd. ## + ............................     369,900       8,397
        M.D.C. Holdings, Inc. + ............................     321,173      16,463
        Meritage Homes Corp. ## + ..........................      46,800       1,629
        Russ Berrie and Company, Inc. ## ...................      76,000       1,142
        The Ryland Group, Inc. + ...........................     131,000       5,803
        Standard Pacific Corp. + ...........................      19,100         398
        Tempur-Pedic International, Inc. + .................     336,200       8,731
        The Toro Co. + .....................................     161,720       8,127
        Tupperware Corp. + .................................     427,700   $  12,027
        WCI Communities, Inc. ## ...........................     418,300       9,136
                                                                           ---------
                                                                             104,697
                                                                           ---------
     INTERNET & CATALOG RETAIL - 0.17%
        School Specialty, Inc. ## + ........................     183,100       6,039
                                                                           ---------
     LEISURE EQUIPMENT & PRODUCTS - 0.86%
        Brunswick Corp. + ..................................     708,600      23,214
        Polaris Industries, Inc. + .........................     129,600       6,549
        Thor Industries, Inc. ..............................      27,800       1,107
                                                                           ---------
                                                                              30,870
                                                                           ---------
     MEDIA - 1.49%
        Belo Corp. + .......................................     373,100       7,190
        Cinemark Holdings, Inc. ## .........................         540          10
        Courier Corp. + ....................................      70,999       2,826
        Cox Radio, Inc. ## + ...............................     270,900       3,825
        Dow Jones & Co., Inc. + ............................      92,660       3,366
        Entercom Communications Corp. + ....................     234,870       6,515
        Getty Images, Inc. ## ..............................      31,380       1,632
        Hearst-Argyle Television, Inc. .....................      75,790       2,018
        Journal Communications, Inc. .......................     336,500       4,539
        Lin TV Corp. ## + ..................................      17,675         282
        Media General, Inc. + ..............................      87,400       3,211
        Meredith Corp. + ...................................      93,210       5,399
        Scholastic Corp. ## ................................     113,400       3,501
        Westwood One, Inc. + ...............................   1,318,100       8,976
                                                                           ---------
                                                                              53,290
                                                                           ---------
     MULTILINE RETAIL - 0.99%
        BJ's Wholesale Club, Inc. ## .......................     668,450      23,081
        Fred's, Inc. + .....................................     564,050       8,145
        Tuesday Morning Corp. + ............................     292,700       4,086
                                                                           ---------
                                                                              35,312
                                                                           ---------
     SPECIALTY RETAIL - 6.53%
        Aeropostale, Inc. ## ...............................     105,700       4,350
        American Greetings Corp. + .........................     393,800      10,022
        Asbury Automotive Group, Inc. ......................     163,800       4,713
        Big 5 Sporting Goods Corp. + .......................     383,100       9,807
        The Buckle, Inc. + .................................     111,600       3,975
        The Cato Corp. .....................................     216,300       4,674
        Charlotte Russe Holding, Inc. ## ...................      41,600       1,137
        Charming Shoppes, Inc. ## + ........................     863,620      10,795
        Circuit City Stores, Inc. + ........................      71,300       1,244
        Conn's, Inc. ## + ..................................      86,500       2,245
        Dress Barn, Inc. ## + ..............................     506,300      10,080
        Ethan Allen Interiors, Inc. + ......................     338,050      11,933
        The Finish Line, Inc., Class A Shares + ............     392,000       5,171
        Foot Locker, Inc. ..................................     118,700       2,824
        Genesco, Inc. ## + .................................     141,800       7,186

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                       SHARES      VALUE
                                                     ---------   ---------
                                                     (DOLLARS IN THOUSANDS)
     Group 1 Automotive, Inc. + ..................     379,900   $  15,576
     HOT Topic, Inc. ## ..........................     211,300       2,386
     Insight Enterprises, Inc. ## + ..............     555,300      11,006
     Jos. A. Bank Clothiers, Inc. ## + ...........     176,170       6,807
     Lithia Motors, Inc. + .......................      67,400       1,816
     MarineMax, Inc. ## + ........................     378,800       7,512
     The Men's Wearhouse, Inc. ...................     670,600      29,017
     OfficeMax, Inc. .............................      67,800       3,337
     Pacific Sunwear of California ## ............     261,100       5,465
     Regis Corp. .................................     243,480       9,308
     Rent-A-Center, Inc. ## + ....................     604,450      16,828
     Sonic Automotive, Inc., A Shares ............     593,500      16,968
     Stage Stores, Inc. ..........................      96,320       2,124
     United Auto Group, Inc. + ...................      22,500         456
     Williams-Sonoma, Inc. + .....................      28,900       1,018
     Zale Corp. ## + .............................     494,750      13,809
                                                                 ---------
                                                                   233,589
                                                                 ---------
   TEXTILES & APPAREL - 1.26%
     Columbia Sportswear Co. + ...................      13,056         817
     Jones Apparel Group, Inc. + .................      72,500       2,421
     Kenneth Cole Productions, Inc. + ............     181,100       4,584
     K-Swiss, Inc. + .............................     179,539       5,185
     New York & Co., Inc. ## .....................     392,400       5,482
     Steven Madden Ltd. ..........................      36,900       1,098
     The Timberland Co. ## + .....................     450,350      11,623
     The Warnaco Group, Inc. ## ..................     488,300      13,809
                                                                 ---------
                                                                    45,019
                                                                 ---------
   TOTAL CONSUMER DISCRETIONARY ..................                 650,219
                                                                 ---------
CONSUMER STAPLES - 2.68%
   FOOD & DRUG RETAILING - 1.05%
     Agrium, Inc. ................................     199,400       7,723
     Casey's General Stores, Inc. ................     244,900       6,159
     Longs Drug Stores Corp. .....................     264,050      14,454
     Pathmark Stores, Inc. ## + ..................     349,400       4,410
     Ruddick Corp. + .............................      63,400       1,904
     Winn-Dixie Stores, Inc. ## ..................     168,200       2,918
                                                                 ---------
                                                                    37,568
                                                                 ---------
   FOOD PRODUCTS - 1.57%
     Del Monte Foods Co. .........................   1,416,900      16,436
     J&J Snack Foods Corp. .......................      20,100         783
     The JM Smucker Co. + ........................      39,410       2,200
     Lance, Inc. + ...............................     134,510       2,977
     Pilgrim's Pride Corp. + .....................      64,660       2,361
     Ralcorp Holdings, Inc. ## + .................     218,510      14,380
     Sanderson Farms, Inc. + .....................     147,200       5,819
     Sensient Technologies Corp. .................     194,150       5,083
     Smithfield Foods, Inc. ## + .................     200,900   $   6,141
                                                                 ---------
                                                                    56,180
                                                                 ---------
   TOBACCO - 0.06%
     Universal Corp. .............................      31,200       1,955
                                                                 ---------
   TOTAL CONSUMER STAPLES ........................                  95,703
                                                                 ---------
ENERGY - 4.89%
   ENERGY EQUIPMENT & SERVICES - 2.08%
     CARBO Ceramics, Inc. + ......................     189,610       8,238
     Dril-Quip, Inc. ## + ........................      73,840       3,729
     FMC Technologies, Inc. ## + .................      19,100       1,354
     Gulfmark Offshore, Inc. ## + ................      20,900       1,001
     Helmerich & Payne, Inc. + ...................     313,500      10,123
     Oil States International, Inc. ## + .........     467,130      15,850
     Superior Well Services, Inc. ## + ...........     100,570       2,544
     Tetra Technologies, Inc. ## + ...............     124,700       3,303
     Tidewater, Inc. + ...........................     223,900      14,153
     Unit Corp. ## ...............................     134,770       7,702
     Universal Compression Holdings, Inc. ## .....      93,900       6,251
                                                                 ---------
                                                                    74,248
                                                                 ---------
   OIL & GAS - 2.81%
     Alon USA Energy, Inc. + .....................      70,766       2,647
     Berry Petroleum Co. + .......................     263,100       8,961
     Bronco Drilling Co., Inc. ## + ..............     348,300       6,297
     Cabot Oil & Gas Corp. .......................      37,120       1,352
     Cimarex Energy Co. + ........................     375,300      14,787
     Encore Acquisition Co. ## + .................     404,949      10,816
     EXCO Resources, Inc. ## + ...................     948,800      15,930
     Frontier Oil Corp. ..........................      45,000       1,590
     The Houston Exploration Co. ## ..............       5,200         288
     Penn Virginia Corp. .........................      58,000       4,643
     Pioneer Drilling Co. ## + ...................     460,600       6,315
     Pogo Producing Co. + ........................     129,600       6,255
     Stone Energy Corp. ## .......................     217,000       6,430
     Tsakos Energy Navigation Ltd. + .............     166,900       9,538
     W&T Offshore, Inc. + ........................     151,800       4,607
                                                                 ---------
                                                                   100,456
                                                                 ---------
   TOTAL ENERGY ..................................                 174,704
                                                                 ---------
FINANCIALS - 22.79%
   BANKS - 6.81%
     Anchor BanCorp Wisconsin, Inc. ..............      49,838       1,342
     Astoria Financial Corp. .....................     368,200       9,779
     BancorpSouth, Inc. ..........................     154,800       3,803
     Bank of Hawaii Corp. ........................     193,600      10,241
     BankAtlantic Bancorp, Inc. + ................     598,430       5,769
     Cathay General Bancorp + ....................      51,800       1,699
     Chemical Financial Corp. + ..................     161,431       4,315

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                            SHARES      VALUE
                                                           --------   ----------
                                                           (DOLLARS IN THOUSANDS)
   Chittenden Corp. + ..................................    208,925   $  6,071
   Citizens Banking Corp. + ............................    544,600     10,897
   City National Corp. + ...............................     50,480      3,696
   Columbia Banking System, Inc. .......................     91,600      2,780
   Community Bank System, Inc. + .......................    211,400      4,334
   Community Banks, Inc. + .............................     84,546      1,998
   Community Trust Bancorp, Inc. ## ....................     30,400      1,011
   Corus Bankshares, Inc. + ............................    224,774      3,779
   Cullen/Frost Bankers, Inc. ..........................    158,824      8,127
   CVB Financial Corp. + ...............................    542,747      6,442
   Dime Community Bancshares, Inc. .....................     45,800        610
   Downey Financial Corp. + ............................    136,100      9,112
   F.N.B. Corp. + ......................................    392,600      6,588
   First Charter Corp. .................................     52,600      1,154
   First Indiana Corp. + ...............................     70,300      1,365
   First Midwest Bancorp, Inc. .........................     24,800        891
   FirstFed Financial Corp. ## + .......................     12,700        781
   FirstMerit Corp. + ..................................    235,500      4,917
   Flagstar Bancorp, Inc. + ............................    355,700      4,197
   Flushing Financial Corp. ............................    114,900      1,787
   Fulton Financial Corp. + ............................    506,978      7,463
   Greater Bay Bancorp .................................     77,100      1,988
   Harleysville National Corp. + .......................     98,509      1,663
   IBERIABANK Corp. ....................................     44,300      2,325
   Independent Bank Corp. ..............................     83,500      1,378
   International Bancshares Corp. ......................    268,728      7,726
   MAF Bancorp, Inc. ...................................    133,770      5,371
   National Penn Bancshares, Inc. + ....................    150,896      2,798
   NBT Bancorp, Inc. + .................................    150,606      3,306
   Old National Bancorp + ..............................     64,700      1,157
   Pacific Capital Bancorp + ...........................    218,700      5,890
   Park National Corp. + ...............................     72,900      6,471
   PFF Bancorp, Inc. + .................................      8,200        231
   Provident Bankshares Corp. + ........................    112,820      3,615
   Provident Financial Services, Inc. + ................     98,300      1,685
   S&T Bancorp, Inc. + .................................      9,164        298
   Sky Financial Group, Inc. ...........................    220,889      6,019
   The South Financial Group, Inc. + ...................    166,700      3,772
   Sterling Bancshares, Inc. ...........................    250,050      2,858
   Susquehanna Bancshares, Inc. + ......................    325,600      7,254
   TierOne Corp. .......................................     71,900      1,747
   TrustCo Bank Corp NY + ..............................    128,000      1,174
   Trustmark Corp. .....................................    332,560      8,849
   United Bankshares, Inc. .............................     75,671      2,535
   Washington Federal, Inc. + ..........................    693,794     16,450
   Webster Financial Corp. .............................    296,600     13,184
   Whitney Holding Corp. + .............................    214,500      6,600
   Wilmington Trust Corp. ..............................     50,380      2,038
                                                                      --------
                                                                       243,330
                                                                      --------
DIVERSIFIED FINANCIALS - 3.68%
   Affiliated Managers Group, Inc. ## + ................     88,000   $ 10,351
   AmeriCredit Corp. ## + ..............................    222,675      5,618
   Apollo Investment Corp. + ...........................    450,900      9,906
   Ares Capital Corp. ..................................    276,700      4,970
   Asset Acceptance Capital Corp. ## + .................    342,922      6,317
   Assured Guaranty Ltd. ...............................    197,900      5,583
   Asta Funding, Inc. + ................................    183,800      8,038
   CBRE Realty Finance, Inc. + .........................    220,560      2,856
   CompuCredit Corp. ## + ..............................    261,300      9,449
   Cowen Group, Inc. ## + ..............................    128,200      2,152
   Financial Federal Corp. + ...........................    238,750      6,274
   IndyMac Bancorp, Inc. + .............................    243,306      7,358
   Investment Technology Group, Inc. ## + ..............    269,000     10,179
   Knight Capital Group, Inc. ## + .....................    804,230     13,028
   MCG Capital Corp. + .................................    590,200     10,399
   Nelnet, Inc. + ......................................    205,200      5,518
   Piper Jaffray Co. ## ................................    137,253      8,758
   Raymond James Financial, Inc. .......................     58,200      1,786
   Texas Capital Bancshares, Inc. ## + .................    144,400      2,933
                                                                      --------
                                                                       131,473
                                                                      --------
INSURANCE - 8.47%
   21st Century Insurance Group + ......................     84,650      1,762
   Alfa Corp. + ........................................     78,803      1,414
   American Equity Investment Life Holding Co. + .......    379,700      5,183
   American Financial Group, Inc. ......................    230,400      8,126
   American National Insurance Co. + ...................     11,600      1,514
   Argonaut Group, Inc. ## .............................    270,457      9,090
   Aspen Insurance Holdings Ltd. .......................    242,340      6,424
   The Commerce Group, Inc. ............................    319,900     10,432
   Conseco, Inc. ## + ..................................    924,999     16,363
   Delphi Financial Group, Inc. ........................    518,750     22,151
   Employers Holdings, Inc. ## .........................    299,500      5,939
   FBL Financial Group, Inc. ...........................    200,748      7,777
   Great American Financial Resources, Inc. ............     78,800      1,930
   The Hanover Insurance Group, Inc. ...................    476,800     21,914
   Harleysville Group, Inc. ............................    167,821      5,125
   HCC Insurance Holdings, Inc. ........................    248,800      7,628
   Horace Mann Educators Corp. .........................    449,000      9,447
   Infinity Property and Casualty Corp. ................    139,998      6,511
   KMG America Corp. ## ................................    329,100      1,576
   LandAmerica Financial Group, Inc. + .................     70,700      5,681
   Mercury General Corp. ...............................    259,800     14,068
   The Midland Co. .....................................     90,265      3,962
   National Western Life Insurance Co. .................      2,400        642
   The Navigators Group, Inc. ## .......................    179,700      9,181
   Odyssey Re Holdings Corp. + .........................    384,500     16,111
   Ohio Casualty Corp. .................................    352,040     11,138

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                               SHARES      VALUE
                                                              ---------   --------
                                                              (DOLLARS IN THOUSANDS)
     The Phoenix Companies, Inc. ...........................    240,600   $  3,585
     PMA Capital Corp. ## + ................................    201,500      1,888
     Presidential Life Corp. ...............................    154,800      2,943
     ProAssurance Corp. ## .................................     58,000      3,123
     Protective Life Corp. .................................    289,980     13,600
     Quanta Capital Holdings Ltd. ## .......................    265,200        565
     Reinsurance Group of America, Inc. + ..................    253,300     15,783
     Safety Insurance Group, Inc. + ........................    113,100      4,531
     Security Capital Assurance Ltd. .......................    112,560      3,613
     StanCorp Financial Group, Inc. + ......................    394,900     18,797
     Stewart Information Services Corp. + ..................     68,676      2,762
     Triad Guaranty, Inc. ## + .............................    196,000      8,665
     United America Indemnity Ltd. ## ......................    265,597      6,635
     United Fire & Casualty, Co. ...........................     35,700      1,312
     Unitrin, Inc. .........................................     82,300      3,880
                                                                          --------
                                                                           302,771
                                                                          --------
   REAL ESTATE - 3.83%
     Alexandria Real Estate Equities, Inc. .................     19,570      2,072
     American Financial Realty Trust + .....................    769,700      8,159
     Annaly Capital Management, Inc. .......................    130,200      2,071
     Anthracite Capital, Inc. ..............................    288,500      3,347
     Anworth Mortgage Asset Corp. + ........................    133,900      1,285
     Bluegreen Corp. ## + ..................................    359,900      3,977
     Brookfield Homes Corp. + ..............................     76,870      2,611
     California Coastal Communities, Inc. + ................     77,700      1,436
     Capital Lease Funding, Inc. + .........................    555,900      6,209
     Corrections Corp of America ## + ......................     49,939      2,837
     Crystal River Capital, Inc. + .........................    112,700      2,961
     DiamondRock Hospitality Co. ...........................    433,500      7,929
     Eagle Hospitality Properties Trust, Inc. ..............    196,000      2,597
     Education Realty Trust, Inc. + ........................    267,300      3,806
     Equity Inns, Inc. + ...................................    521,300      8,914
     Fieldstone Investment Corp. + .........................    293,400      1,094
     First Potomac Realty Trust + ..........................    114,800      2,963
     Health Care Real Estate Investment Trust, Inc. ........     52,520      2,376
     Highland Hospitality Corp. + ..........................    509,000      9,696
     Innkeepers USA Trust ..................................    230,000      4,041
     Jones Lang LaSalle, Inc. ..............................     21,100      2,268
     LaSalle Hotel Properties + ............................    288,100     13,377
     Lexington Realty Trust ................................    441,890      9,231
     MI Developments, Inc. .................................    425,100     16,494
     Mission West Properties, Inc. .........................    183,300      2,680
     Redwood Trust, Inc. ...................................    142,190      7,139
     Strategic Hotel Capital, Inc. + .......................    202,680      4,388
     Thomas Properties Group, Inc. .........................     49,400   $    848
                                                                          --------
                                                                           136,806
                                                                          --------
   TOTAL FINANCIALS ........................................               814,380
                                                                          --------
HEALTH CARE - 3.28%
   BIOTECHNOLOGY - 0.20%
     Charles River Laboratories International, Inc. ## + ...     58,930      2,791
     Invitrogen Corp. ## ...................................     65,110      4,263
                                                                          --------
                                                                             7,054
                                                                          --------
   HEALTH CARE EQUIPMENT & SUPPLIES - 0.09%
     Kinetic Concepts, Inc. ## .............................     15,200        760
     Medical Action Industries, Inc. ## ....................    112,800      2,570
                                                                          --------
                                                                             3,330
                                                                          --------
   HEALTH CARE PROVIDERS & SERVICES - 2.40%
     Air Methods Corp. ## + ................................    107,100      2,946
     Apria Healthcare Group, Inc. ## + .....................    185,700      5,894
     Kindred Healthcare, Inc. ## + .........................    196,800      6,872
     LifePoint Hospitals, Inc. ## + ........................    598,870     21,865
     Magellan Health Services, Inc. ## .....................    150,560      6,459
     MAXIMUS, Inc. .........................................    376,900     13,169
     MDS, Inc. .............................................     61,400      1,166
     Option Care, Inc. + ...................................    460,763      6,294
     Pediatrix Medical Group, Inc. ## + ....................    178,420     10,179
     RehabCare Group, Inc. ## ..............................    234,400      3,839
     Res-Care, Inc. ## .....................................    230,900      4,133
     Universal Health Services, Inc. .......................     45,100      2,739
                                                                          --------
                                                                            85,555
                                                                          --------
   PHARMACEUTICALS - 0.59%
     Aspreva Pharmaceuticals Corp. ## + ....................    350,300      7,920
     Endo Pharmaceuticals Holdings, Inc. ## + ..............     30,800        953
     KV Pharmaceutical Co. ## + ............................    101,300      2,635
     Sciele Pharma, Inc. ## + ..............................    389,000      9,616
                                                                          --------
                                                                            21,124
                                                                          --------
   TOTAL HEALTH CARE .......................................               117,063
                                                                          --------
INDUSTRIALS - 18.27%
   AEROSPACE & DEFENSE - 1.25%
     Alliant Techsystems, Inc. ## + ........................     31,710      2,953
     Armor Holdings, Inc. ## + .............................    180,000     12,870
     BE Aerospace, Inc. ## .................................    267,100      9,789
     Curtiss-Wright Corp. ..................................    106,500      4,589
     Esterline Technologies Corp. ## + .....................    150,400      6,276
     Ladish Co., Inc. ## + .................................     91,000      3,700
     Moog, Inc. ## + .......................................     68,200      2,900
     United Industrial Corp. + .............................     32,500      1,590
                                                                          --------
                                                                            44,667
                                                                          --------

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                  SHARES      VALUE
                                                ---------   ---------
                                                (DOLLARS IN THOUSANDS)
AIR FREIGHT & COURIERS - 0.47%
  Ryder System, Inc. + ......................     319,200   $  16,803
                                                            ---------
BUILDING PRODUCTS - 1.25%
  Builders FirstSource, Inc. ## + ...........     159,300       2,570
  Crane Co. .................................      82,700       3,516
  Drew Industries, Inc. ## + ................      88,500       2,546
  Griffon Corp. ## + ........................     201,100       4,824
  Insituform Technologies, Inc. ## + ........     547,600      11,171
  Lennox International, Inc. ................     283,300       9,578
  NCI Building Systems, Inc. ## + ...........      30,300       1,514
  Simpson Manufacturing Co., Inc. + .........     171,100       5,504
  Universal Forest Products, Inc. + .........      75,392       3,503
                                                            ---------
                                                               44,726
                                                            ---------
CHEMICALS - 0.13%
  Pioneer Companies, Inc. ## + ..............     160,400       4,668
                                                            ---------
COMMERCIAL SERVICES & SUPPLIES - 6.59%
  American Ecology Corp. + ..................     128,100       2,863
  Bowne & Co., Inc. .........................     462,700       7,718
  The Brink's Co. + .........................      99,650       6,328
  Career Education Corp. ## .................     168,800       4,986
  Casella Waste Systems, Inc. ## ............     272,900       2,538
  Central Parking Corp. + ...................     162,090       3,628
  CheckFree Corp. ## + ......................      25,190         848
  Clean Harbors, Inc. ## + ..................     189,910       8,835
  Con-way, Inc. .............................     572,000      31,248
  CSG Systems International, Inc. ## + ......     291,370       7,803
  Deluxe Corp. ..............................     364,100      13,781
  Electro Rent Corp. ## + ...................      22,506         292
  Ennis, Inc. + .............................      89,300       2,183
  Headwaters, Inc. ## + .....................     274,900       5,957
  Hudson Highland Group, Inc. ## ............      30,500         497
  John H. Harland Co. + .....................     160,000       8,416
  Kelly Services, Inc. + ....................     397,300      11,403
  Kforce, Inc. ## + .........................     427,700       5,872
  Labor Ready, Inc. ## ......................     325,700       7,068
  LECG Corp. ## + ...........................     774,300      11,343
  McGrath Rentcorp + ........................     133,338       4,020
  Navigant Consulting, Inc. ## + ............     369,600       7,089
  PeopleSupport, Inc. ## + ..................      92,800       1,167
  PHH Corp. ## ..............................     216,700       6,609
  Pre-Paid Legal Services, Inc. ## + ........     100,400       5,728
  The Providence Service Corp. ## + .........     175,100       4,199
  Spherion Corp. ## .........................     649,300       5,552
  Steelcase, Inc., A Shares + ...............     107,170       2,092
  Tetra Tech, Inc. ## .......................      55,300       1,151
  United Stationers, Inc. ## + ..............     245,050      14,585
  Valassis Communications, Inc. ## + ........   1,707,100   $  32,708
  Waste Connections, Inc. ## + ..............     227,770       7,100
                                                            ---------
                                                              235,607
                                                            ---------
CONSTRUCTION & ENGINEERING - 0.56%
   Comfort Systems USA, Inc. ................      99,822       1,247
   Granite Construction, Inc. ...............      19,910       1,200
   Infrasource Services, Inc. ## ............      96,800       3,231
   KBR, Inc. ## .............................     106,440       2,199
   The Shaw Group, Inc. ## + ................     372,350      12,075
                                                            ---------
                                                               19,952
                                                            ---------
DIVERSIFIED MANUFACTURING - 0.88%
   Barnes Group, Inc. + .....................     629,500      15,297
   Kennametal, Inc. .........................     231,250      16,317
                                                            ---------
                                                               31,614
                                                            ---------
ELECTRICAL EQUIPMENT - 1.04%
   AO Smith Corp. ...........................     135,000       5,144
   Brady Corp. + ............................     203,200       6,677
   II-VI, Inc. ## + .........................     120,300       3,259
   Regal-Beloit Corp. + .....................     445,000      20,523
   Thomas & Betts Corp. ## ..................      26,090       1,421
                                                            ---------
                                                               37,024
                                                            ---------
INDUSTRIAL CONGLOMERATES - 0.09%
   Chemed Corp. .............................      64,500       3,244
                                                            ---------
MACHINERY - 3.13%
   Actuant Corp. + ..........................      27,400       1,452
   AGCO Corp. ## + ..........................     309,110      12,899
   Albany International Corp. ...............      23,500         900
   Blount International, Inc. ## + ..........     169,900       2,316
   Briggs & Stratton Corp. + ................      78,100       2,317
   Flanders Corp. ## + ......................     235,200       1,607
   Flowserve Corp. ..........................     393,100      23,983
   Harsco Corp. + ...........................     299,800      15,290
   Kaydon Corp. + ...........................     388,300      18,456
   Lincoln Electric Holdings, Inc. ## .......      10,700         682
   Miller Industries, Inc. ## ...............      29,100         678
   Mueller Industries, Inc. .................     231,210       7,584
   Reliance Steel & Aluminum Co. + ..........      40,000       2,376
   The Timken Co. + .........................     596,400      19,669
   Wabash National Corp. + ..................     110,100       1,713
                                                            ---------
                                                              111,922
                                                            ---------
MARINE - 0.76%
   Alexander & Baldwin, Inc. + ..............     202,800      10,840
   Hornbeck Offshore Services, Inc. ## + ....      42,700       1,351
   Kirby Corp. ## ...........................     293,400      11,090
   Overseas Shipholding Group, Inc. + .......      54,000       3,823
                                                            ---------
                                                               27,104
                                                            ---------

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                                 SHARES       VALUE
                                                               ----------   ----------
                                                                (DOLLARS IN THOUSANDS)
     RENTAL AUTO/EQUIPMENT - 0.45%
        Avis Budget Group, Inc. ............................      178,150   $    5,011
        United Rentals, Inc. ## + ..........................      324,800       10,881
                                                                            ----------
                                                                                15,892
                                                                            ----------
     ROAD & RAIL - 1.41%
        Arkansas Best Corp. + ..............................      163,800        6,454
        Covenant Transport, Inc. ## + ......................      182,300        1,942
        GATX Corp. .........................................       17,000          833
        Swift Transportation Co., Inc. ## ..................      486,153       15,207
        Werner Enterprises, Inc. + .........................      378,500        7,157
        YRC Worldwide, Inc. ## + ...........................      474,100       18,864
                                                                            ----------
                                                                                50,457
                                                                            ----------
     TRADING COMPANIES & DISTRIBUTORS - 0.07%
        MSC Industrial Direct Co., Inc. ....................       52,970        2,582
                                                                            ----------
     TRANSPORT-SERVICES - 0.19%
        Bristow Group, Inc. ## + ...........................      182,100        6,847
                                                                            ----------
     TOTAL INDUSTRIALS .....................................                   653,109
                                                                            ----------
INFORMATION TECHNOLOGY - 12.10%
     COMMUNICATIONS EQUIPMENT - 1.69%
        Andrew Corp. ## ....................................      196,690        2,148
        Avocent Corp. ## + .................................      245,800        6,885
        CommScope, Inc. ## + ...............................      240,000       11,196
        Comtech Telecommunications Corp. ## + ..............      186,950        7,076
        DSP Group, Inc. ## .................................       73,400        1,355
        Emulex Corp. ## + ..................................      398,470        8,360
        Foundry Networks, Inc. ## + ........................      510,920        7,725
        Plantronics, Inc. + ................................      166,700        4,186
        Powerwave Technologies, Inc. ## + ..................      923,080        5,751
        Symmetricom, Inc. ## + .............................       11,900           97
        Tekelec, Inc. ## + .................................      387,850        5,562
                                                                            ----------
                                                                                60,341
                                                                            ----------
     COMPUTERS & PERIPHERALS - 0.56%
        Avid Technology, Inc. ## + .........................      139,230        4,629
        Electronics for Imaging, Inc. ## + .................      292,730        7,807
        Mercury Computer Systems, Inc. ## + ................      554,300        7,522
                                                                            ----------
                                                                                19,958
                                                                            ----------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.09%
        Anixter International, Inc. ## .....................       63,959        4,579
        Arrow Electronics, Inc. ## .........................      256,900       10,153
        Benchmark Electronics, Inc. ## + ...................      760,100       16,099
        Cree, Inc. ## + ....................................       70,500        1,438
        Diebold, Inc. ......................................      310,000       14,778
        Global Imaging Systems, Inc. ## ....................      226,300        6,538
        IKON Office Solutions, Inc. ........................      685,200       10,250
        Ingram Micro, Inc. ## ..............................    1,566,450       30,734
        Littelfuse, Inc. ## + ..............................      337,200   $   13,525
        Methode Electronics, Inc. + ........................      746,000       11,250
        Mettler-Toledo International, Inc. ## ..............       16,100        1,572
        MTS Systems Corp. ..................................       92,400        3,928
        Multi-Fineline Electronix, Inc. ## + ...............       75,600        1,212
        Park Electrochemical Corp. .........................       60,500        1,667
        PerkinElmer, Inc. ..................................       89,740        2,172
        Plexus Corp. ## + ..................................    1,110,300       23,272
        TTM Technologies, Inc. ## + ........................      598,000        5,489
        Vishay Intertechnology, Inc. ## ....................    1,392,800       23,190
                                                                            ----------
                                                                               181,846
                                                                            ----------
     INTERNET SOFTWARE & SERVICES - 0.50%
        EarthLink, Inc. ## + ...............................      378,600        2,900
        Netgear, Inc. ## + .................................      177,595        5,969
        NIC, Inc. + ........................................      435,700        2,475
        United Online, Inc. ................................      463,080        6,682
                                                                            ----------
                                                                                18,026
                                                                            ----------
     IT CONSULTING & SERVICES - 0.68%
        BearingPoint, Inc. ## + ............................      429,000        3,149
        Lionbridge Technologies ## + .......................      364,500        1,852
        Perot Systems Corp. ## .............................      360,700        6,456
        Phase Forward, Inc. ## .............................      234,500        3,724
        SI International, Inc. ## + ........................       88,800        2,350
        SRA International, Inc. ## + .......................       46,890        1,145
        SYNNEX Corp. ## + ..................................      129,700        2,536
        Unisys Corp. ## + ..................................      384,600        3,015
                                                                            ----------
                                                                                24,227
                                                                            ----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.38%
        Actel Corp. ## .....................................      222,300        3,254
        Advanced Energy Industries, Inc. ## ................      121,916        2,987
        Brooks Automation, Inc. ## + .......................      706,700       12,346
        Cirrus Logic, Inc. ## ..............................      371,100        3,073
        Cymer, Inc. ## .....................................       52,000        2,106
        Fairchild Semiconductor International, Inc. ## .....       94,350        1,661
        FEI Co. ## + .......................................      163,900        6,097
        Integrated Device Technology, Inc. ## ..............      117,850        1,765
        Kulicke and Soffa Industries, Inc. ## ..............      373,700        3,729
        Micrel, Inc. ## ....................................      227,100        2,850
        Microsemi Corp. ## + ...............................      222,490        5,142
        MKS Instruments, Inc. ## + .........................      719,400       19,388
        Omnivision Technologies, Inc. ## + .................      230,485        3,116
        Photronics, Inc. ## + ..............................      121,200        1,824
        Rudolph Technologies, Inc. ## + ....................      176,900        3,055
        Semtech Corp. ## ...................................      296,640        4,278
        Teradyne, Inc. ## ..................................      482,960        8,428
                                                                            ----------
                                                                                85,099
                                                                            ----------
     SOFTWARE - 1.20%
        Agile Software Corp. ## + ..........................      262,700        1,889

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                               SHARES         VALUE
                                                             -----------   -----------
                                                               (DOLLARS IN THOUSANDS)
      Computer Programs and Systems, Inc. + ..............        90,400   $     2,879
      Epicor Software Corp. ## + .........................       257,900         3,740
      EPIQ Systems, Inc. ## + ............................       147,100         3,476
      Fair Isaac Corp. ...................................        25,410           907
      Mentor Graphics Corp. ## + .........................     1,185,500        19,181
      Novell, Inc. ## + ..................................       618,000         4,512
      Sybase, Inc. ## + ..................................       263,620         6,377
                                                                           -----------
                                                                                42,961
                                                                           -----------
   TOTAL INFORMATION TECHNOLOGY ..........................                     432,458
                                                                           -----------
MATERIALS - 6.29%
   CHEMICALS - 2.98%
      Cytec Industries, Inc. .............................       120,300         6,605
      FMC Corp. ..........................................       233,920        17,996
      Georgia Gulf Corp. + ...............................       815,500        13,024
      H.B. Fuller Co. ....................................       213,000         5,446
      International Flavors & Fragrances, Inc. ...........        55,500         2,701
      Lubrizol Corp. + ...................................       411,100        24,641
      Olin Corp. .........................................       570,400         9,777
      PolyOne Corp. ## ...................................     1,879,500        12,330
      RPM International, Inc. ............................        30,200           642
      Tronox, Inc. + .....................................       397,900         5,562
      UAP Holding Corp. ..................................        37,800         1,046
      Westlake Chemical Corp. + ..........................       229,200         6,690
                                                                           -----------
                                                                               106,460
                                                                           -----------
   CONSTRUCTION MATERIALS - 0.24%
      Ameron International Corp. + .......................        62,900         4,349
      Florida Rock Industries, Inc. ......................        19,500         1,348
      U.S. Concrete, Inc. ## + ...........................       348,500         2,966
                                                                           -----------
                                                                                 8,663
                                                                           -----------
   CONTAINERS & PACKAGING - 0.14%
      AptarGroup, Inc. + .................................        36,400         2,666
      Silgan Holdings, Inc. ..............................        37,958         2,178
                                                                           -----------
                                                                                 4,844
                                                                           -----------
   METALS & MINING - 2.51%
      AMCOL International Corp. + ........................        97,700         2,348
      Century Aluminum Co. ## + ..........................       420,200        19,880
      Compass Minerals International, Inc. + .............       103,200         3,544
      Foundation Coal Holdings, Inc. + ...................       212,600         8,374
      Gibraltar Industries, Inc. .........................       530,000        11,819
      GrafTech Int'l, Ltd. ## ............................       716,200         7,148
      Metal Management, Inc. .............................       153,700         7,388
      Quanex Corp. + .....................................        90,150         3,879
      RTI International Metals, Inc. ## ..................        52,200         4,921
      USEC, Inc. ## + ....................................       329,000         6,636
      Worthington Industries, Inc. + .....................       627,800        13,968
                                                                           -----------
                                                                                89,905
                                                                           -----------
   PAPER & FOREST PRODUCTS - 0.42%
     Glatfelter + ........................................       198,700   $     2,970
     Louisiana-Pacific Corp. .............................       286,500         5,647
     Neenah Paper, Inc. + ................................        99,500         3,801
     Wausau Paper Corp. + ................................       189,800         2,555
                                                                           -----------
                                                                                14,973
                                                                           -----------
   TOTAL MATERIALS .......................................                     224,845
                                                                           -----------
TELECOMMUNICATION SERVICES - 0.31%
   DIVERSIFIED TELECOMMUNICATION - 0.31%
     Cincinnati Bell, Inc. ## ............................     1,663,740         8,435
     Iowa Telecommunications Services, Inc. + ............        84,600         1,718
     Premiere Global Services, Inc. ## ...................        79,000           962
                                                                           -----------
   TOTAL TELECOMMUNICATION SERVICES ......................                      11,115
                                                                           -----------
UTILITIES - 4.93%
   ELECTRIC UTILITIES - 2.77%
     Black Hills Corp. + .................................       174,400         6,943
     El Paso Electric Co. ## .............................       164,400         4,340
     Great Plains Energy, Inc. + .........................       713,800        23,298
     Hawaiian Electric Industries, Inc. + ................        71,070         1,871
     Idacorp, Inc. ## ....................................        43,600         1,502
     NSTAR ...............................................       471,300        16,920
     OGE Energy Corp. ....................................       389,200        14,961
     PNM Resources, Inc. + ...............................       232,540         7,569
     Puget Energy, Inc. ..................................       402,800        10,400
     TECO Energy, Inc. ...................................        97,600         1,752
     Westar Energy, Inc. + ...............................       350,000         9,527
                                                                           -----------
                                                                                99,083
                                                                           -----------
   GAS UTILITIES - 2.16%
     AGL Resources, Inc. + ...............................       486,540        21,184
     Atmos Energy Corp. ..................................       335,930        10,656
     Energen Corp. .......................................        70,900         3,974
     Integrys Energy Group, Inc. + .......................       194,200        10,895
     The Laclede Group, Inc. .............................       145,400         4,564
     National Fuel Gas Co. + .............................       158,000         7,428
     New Jersey Resources Corp. ..........................        35,800         1,922
     Southern Union Co. ..................................       160,348         4,884
     UGI Corp. + .........................................        46,330         1,314
     Vectren Corp. + .....................................       111,500         3,241
     WGL Holdings, Inc. + ................................       212,500         7,191
                                                                           -----------
                                                                                77,253
                                                                           -----------
   TOTAL UTILITIES .......................................                     176,336
                                                                           -----------
   TOTAL COMMON STOCKS ...................................                   3,355,728
                                                                           -----------
SHORT TERM INVESTMENTS - 7.52%
     American Beacon Money Market Select Fund ++ .........   254,691,069       254,691

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                                    PAR
                                                                   AMOUNT           VALUE
                                                               -------------    -------------
                                                                    (DOLLARS IN THOUSANDS)
        United States Treasury Bill,
          5.01%, Due 6/7/2007 # @       ....................   $      14,055    $      13,984
                                                                                -------------
     TOTAL SHORT TERM INVESTMENTS ..........................                          268,675
                                                                                -------------

                                                                   SHARES
                                                               -------------

SECURITIES LENDING
COLLATERAL - 24.71%
        American Beacon Cash Plus Trust ++ .................     520,933,885          520,934
        American Beacon Money Market Select Fund ++ ........     362,283,601          362,283
                                                                                -------------
     TOTAL SECURITIES LENDING COLLATERAL ...................                          883,217
                                                                                -------------
TOTAL INVESTMENTS 126.12% - (COST $3,985,211)                                       4,507,620
LIABILITIES, NET OF OTHER ASSETS - (26.12%) ................                         (933,499)
                                                                                -------------
TOTAL NET ASSETS - 100.00% .................................                    $   3,574,121
                                                                                =============

               Percentages are stated as a percent of net assets.

##        Non-income producing security.

+         All or a portion of this security is on loan at April 30, 2007.

++        The Fund/Trust is affiliated by having the same investment advisor.

#         Rates represent discount rate.

@ At April 30, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)

                                                                    UNREALIZED
                            NUMBER OF    EXPIRATION     MARKET    APPRECIATION/
                            CONTRACTS       DATE         VALUE    (DEPRECIATION)
                            ---------    ---------     --------   --------------
Emini Mini Russell ......     3,228      Jun 2007      $264,341       $7,300
                                                       ========       ======

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited) (in thousands, except share and per share amounts)

ASSETS:

   Investments in unaffiliated securities, at value A C ...............  $ 3,369,712
   Investments in affiliated securities, at value B ...................    1,137,908
   Receivable for investments sold ....................................       13,614
   Dividends and interest receivable ..................................        2,847
   Receivable for fund shares sold ....................................        3,100
   Prepaid expenses ...................................................           79
                                                                         -----------
     TOTAL ASSETS .....................................................    4,527,260
                                                                         -----------
LIABILITIES:
   Payable for investments purchased ..................................       13,715
   Payable upon return of securities loaned ...........................      883,217
   Payable for fund shares redeemed ...................................       44,830
   Payable for variation margin on open futures contracts .............        5,133
   Management and investment advisory fees payable (Note 2) ...........        4,805
   Administrative service and service fees payable ....................          922
   Other liabilities ..................................................          517
                                                                         -----------
     TOTAL LIABILITIES ................................................      953,139
                                                                         -----------
NET ASSETS ............................................................  $ 3,574,121
                                                                         ===========

ANALYSIS OF NET ASSETS:
   Paid-in-capital ....................................................    2,873,581
   Undistributed net investment income ................................        7,808
   Accumulated net realized gain ......................................      163,023
   Unrealized appreciation of investments, futures contracts,
     and foreign currency .............................................      529,709
                                                                         -----------
NET ASSETS ............................................................  $ 3,574,121
                                                                         ===========

SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ................................................   65,912,259
                                                                         ===========
   PlanAhead Class ....................................................   64,838,943
                                                                         ===========
   Service Class ......................................................    3,379,737
                                                                         ===========
   AMR Class ..........................................................   22,899,513
                                                                         ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ................................................  $     22.98
                                                                         ===========
   PlanAhead Class ....................................................  $     22.51
                                                                         ===========
   Service Class ......................................................  $     22.37
                                                                         ===========
   AMR Class ..........................................................  $     22.90
                                                                         ===========

---------
A Cost of investments in unaffiliated securities ......................  $ 2,847,303
B Cost of investments in affiliated securities ........................  $ 1,137,908
C Market value of securities on loan ..................................  $   865,499

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (in thousands) (Unaudited)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign taxes)* .....   $  23,233
   Dividend income from affiliated securities ...............................       4,592
   Interest income ..........................................................         592
   Income derived from securities lending, net ..............................         966
                                                                                ---------
        TOTAL INVESTMENT INCOME .............................................      29,383
                                                                                ---------
EXPENSES:
   Management and investment advisory fees (Note 2) .........................       8,437
   Administrative service fees (Note 2):
     Institutional Class ....................................................       1,758
     PlanAhead Class ........................................................       1,728
     Service Class ..........................................................          92
   Transfer agent fees:
     Institutional Class ....................................................         112
     PlanAhead Class ........................................................          82
     Service Class ..........................................................          11
     AMR Class ..............................................................           4
   Custody and fund accounting fees .........................................         228
   Professional fees ........................................................          32
   Registration fees and expenses ...........................................          32
   Service fees:
     PlanAhead Class (Note 2) ...............................................       1,729
     Service Class (Note 2) .................................................          92
   Distribution fees - Service Class (Note 2) ...............................          92
   Prospectus and shareholder reports .......................................         145
   Other expenses ...........................................................         126
                                                                                ---------
        TOTAL EXPENSES ......................................................      14,700
                                                                                ---------
   Net fees recouped by Manager (Note 2) ....................................           2
                                                                                ---------
        NET EXPENSES ........................................................      14,702
                                                                                ---------
NET INVESTMENT INCOME .......................................................      14,681
                                                                                ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
     Investments ............................................................     170,318
     Commission recapture (Note 1) ..........................................         129
     Futures contracts ......................................................       5,476
   Change in net unrealized appreciation or depreciation of:
     Investments ............................................................     133,416
     Futures contracts ......................................................       3,033
                                                                                ---------
        NET GAIN ON INVESTMENTS .............................................     312,372
                                                                                ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   $ 327,053
                                                                                =========
   * Foreign taxes ..........................................................   $      21

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF CHANGES OF NET ASSETS (in thousands)

                                                                           Six Months         Year Ended
                                                                              Ended           October 31,
                                                                         April 30, 2007           2006
                                                                         --------------       -----------
                                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ............................................    $       14,681       $    23,105
   Net realized gain on investments, futures contracts, and foreign
     currency transactions ..........................................           175,923           202,671
   Change in net unrealized appreciation or depreciation of
     investments, futures contracts, and foreign currency
       translations .................................................           136,449           212,133
                                                                         --------------       -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........           327,053           437,909
                                                                         --------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional Class ............................................           (10,903)           (7,101)
     PlanAhead Class ................................................            (8,142)           (6,167)
     Service Class ..................................................              (295)             (139)
     AMR Class ......................................................            (4,490)           (3,772)
   Net realized gain on investments:
     Institutional Class ............................................           (90,742)          (46,081)
     PlanAhead Class ................................................           (94,401)          (59,088)
     Service Class ..................................................            (5,063)           (2,120)
     AMR Class ......................................................           (28,623)          (17,954)
                                                                         --------------       -----------
        NET DISTRIBUTIONS TO SHAREHOLDERS ...........................          (242,659)         (142,422)
                                                                         --------------       -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ....................................           504,929           721,048
   Reinvestment of dividends and distributions ......................           237,930           138,617
   Cost of shares redeemed ..........................................          (389,429)         (886,291)
                                                                         --------------       -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
          TRANSACTIONS ..............................................           353,430           (26,626)
                                                                         --------------       -----------
NET INCREASE IN NET ASSETS ..........................................           437,824           268,861
                                                                         --------------       -----------
NET ASSETS:
   Beginning of period ..............................................         3,136,297         2,867,436
                                                                         --------------       -----------
   END OF PERIOD * ..................................................    $    3,574,121       $ 3,136,297
                                                                         ==============       ===========
*Includes undistributed net investment income of ....................    $        7,808       $    17,578
                                                                         ==============       ===========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

      American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

   Class Disclosure

      The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                    OFFERED TO:                                                             SERVICE AND DISTRIBUTIONS FEES:
------                    -----------                                                           ----------------------------------
INSTITUTIONAL CLASS       Investors making an initial investment of $2 million                  Administrative Service Fee - 0.25%

PLANAHEAD CLASS           General public and investors investing through an intermediary        Administrative Service Fee - 0.25%
                                                                                                               Service Fee - 0.25%

SERVICE CLASS             Investors investing through an intermediary                           Administrative Service Fee - 0.25%
                                                                                                               Service Fee - 0.25%
                                                                                                          Distribution Fee - 0.25%

AMR CLASS                 Investors in the tax-exempt retirement and benefit plans of AMR
                          Corporation and its affiliates                                                                       N/A

      Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

   Security Valuation

      Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

      Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

      Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

   Security Transactions and Investment Income

      Security transactions are recorded on the trade date of the security purchase or sale.

      The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

      Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   Futures Contracts

      Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

   Dividends to Shareholders

      Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

   Commission Recapture

      The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

   Allocation of Income, Expenses, Gains and Losses

      Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

   Use of Estimates

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

   Recently Issued Accounting Pronouncements

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements has not yet been determined.

      In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Fund's net assets or results of operations.

   Other

      Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.    TRANSACTIONS WITH AFFILIATES

   Management Agreement

      The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the six months ended April 30, 2007 were as follows (dollars in thousands):

                                                AMOUNTS PAID TO
MANAGEMENT FEE RATE    MANAGEMENT FEE         INVESTMENT ADVISORS      NET AMOUNTS RETAINED BY MANAGER
-------------------    --------------         -------------------      -------------------------------
0.35%-0.60%                $ 8,437                   $ 6,773                     $ 1,664

      As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the six months ended April 30, 2007, securities lending fees paid to the Manager were $152,718.

   Administrative Services Agreement

      The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

   Distribution Plans

      The Trust, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

      A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

   Service Plans

      The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

      Investment in Affiliated Funds

      The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the six months ended April 30, 2007, the Manager earned fees from the Affiliated Funds totaling $91,922 on the Fund's direct investment in the Affiliated Funds and $415,739 from securities lending collateral invested in the Affiliated Funds.

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

   Interfund Lending Program

      Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended April 30, 2007, the Fund did not utilize the credit facility.

   Expense Reimbursement Plan

      The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

      During the six months ended April 30, 2007 the Manager recouped prior fee waivers totaling $1,801. There are no further fee waivers or reimbursed expenses subject to potential recovery.

   Other

      At April 30, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 16% of the Fund.

3.    FEDERAL INCOME AND EXCISE TAXES

      It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

      Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

      The tax character of distributions paid during the six months ended April 30, 2007 and the fiscal year ended October 31, 2006 were as follows (in thousands):

                                         SIX MONTHS ENDED       YEAR ENDED
                                             APRIL 30,          OCTOBER 31,
                                               2007                2006
                                         ----------------       -----------
                                           (unaudited)
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
        Institutional Class ..........   $         36,984         $  20,806
        PlanAhead Class ..............             35,274            23,742
        Service Class ................              1,750               770
        AMR Class ....................             12,717             9,112
   LONG-TERM CAPITAL GAIN
        Institutional Class ..........             64,662            32,376
        PlanAhead Class ..............             67,268            41,513
        Service Class ................              3,608             1,489
        AMR Class ....................             20,396            12,614
                                         ----------------       -----------
TOTAL DISTRIBUTIONS PAID .............   $        242,659         $ 142,422
                                         ================       ===========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

      As of April 30, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ......................    $3,994,150

Unrealized appreciation ........................................................       600,119
Unrealized depreciation ........................................................       (86,649)
                                                                                    ----------
Net unrealized appreciation/(depreciation) .....................................       513,470

Undistributed ordinary income ..................................................        42,250
Undistributed long-term gain/(loss) ............................................       144,820
                                                                                    ----------
Distributable earnings .........................................................    $  700,540
                                                                                    ==========

      Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

      Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of April 30, 2007 (in thousands):

Paid-in-capital ................................................................        $ (131)
Undistributed net investment income ............................................          (621)
Accumulated net realized gain (loss) ...........................................           752
Unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ...............................................            --

4.    INVESTMENT TRANSACTIONS

      The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2007 were (in thousands) $836,020 and $779,595, respectively.

      A summary of the Fund's direct transactions in Affiliated Funds for the six months ended April 30, 2007 is set forth below (in thousands):

                       OCTOBER 31, 2006                     APRIL 30, 2007
AFFILIATE            SHARES/MARKET VALUE      SALES       SHARES/MARKET VALUE        PURCHASES
---------            -------------------    ---------     -------------------        ---------
Select Fund               $ 114,617         $ 724,636          $ 584,562             $ 254,691

5.    SECURITIES LENDING

      The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

      The Fund, the Agent and the Manager retain 65%, 25% and 10%, respectively of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the

AMERICAN BEACON SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

      Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

      At April 30, 2007, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

  MARKET VALUE OF
SECURITIES ON LOAN        NON-CASH COLLATERAL       CASH COLLATERAL
------------------        -------------------       ---------------
$ 865,499                      $17,988                  $ 883,217

      Cash collateral is invested in a joint investment account, which is comprised of an investment in the Affiliated Funds. The allocated amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

      Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.    CAPITAL SHARE TRANSACTIONS

      The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six Months Ended April 30, 2007

                                         INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS           AMR CLASS
                                         -------------------    ------------------    ----------------    ------------------
                                         SHARES      AMOUNT     SHARES     AMOUNT     SHARES   AMOUNT     SHARES     AMOUNT
                                         ------    ---------    ------   ---------    ------  --------    ------   ---------
Shares sold ..........................    9,350    $ 207,469     6,862   $ 150,942      652   $ 14,242     5,964   $ 132,276
Reinvestment of dividends ............    4,613       98,950     4,782     100,509      256      5,358     1,551      33,113
Shares redeemed ......................   (6,584)    (147,506)   (7,221)   (157,799)    (747)   (16,297)   (2,979)    (67,827)
                                         ------    ---------    ------   ---------     ----   --------    ------   ---------
Net increase in shares outstanding ...    7,379    $ 158,913     4,423   $  93,652      161   $  3,303     4,536   $  97,562
                                         ======    =========    ======   =========     ====   ========    ======   =========

Year Ended October 31, 2006

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS           AMR CLASS
                                        -------------------    -------------------   -----------------    ------------------
                                        SHARES      AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT
                                        -------   ---------    -------  ----------   ------  ---------    ------   ---------
Shares sold ..........................   18,285   $ 389,424     12,755  $  269,509    1,941  $  40,521     1,002   $  21,594
Reinvestment of dividends ............    2,467      50,759      3,162      63,873      112      2,259     1,061      21,726
Shares redeemed ......................  (14,930)   (320,285)   (21,412)   (446,771)  (1,078)   (22,608)   (4,550)    (96,627)
                                        -------   ---------    -------  ----------   ------  ---------    ------   ---------
Net increase (decrease) in shares
   outstanding .......................    5,822   $ 119,898    (5,495)  $ (113,389)     975  $  20,172    (2,487)  $ (53,307)
                                        =======   =========    =======  ==========   ======  =========    ======   =========

                      (This Page intentionally left blank)

AMERICAN BEACON SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                    Institutional Class
                                          ------------------------------------------------------------------
                                          Six Months                        Year Ended October 31
                                          Ended April     --------------------------------------------------
                                           30, 2007           2006      2005(B)    2004(C)  2003(A)   2002
                                          -----------     ----------  ----------  --------  -------  -------
                                          (unaudited)
Net asset value, beginning
  of period ...........................    $    22.53     $    20.43  $    18.85  $  16.21  $11.28   $ 11.69
                                          -----------     ----------  ----------  --------  -------  -------
Income from investment
   operations:
    Net investment income
     (loss)(D) ........................          0.11           0.18        0.11      0.07    (0.01)   (0.01)
    Net gains (losses) on
     securities (both realized
     and unrealized)(D) ...............          2.09           2.95        2.31      3.09     5.24     0.47
                                          -----------     ----------  ----------  --------  -------  -------
Total income (loss) from
  investment operations ...............          2.20           3.13        2.42      3.16     5.23    0.46
                                          -----------     ----------  ----------  --------  -------  -------
Less distributions:
    Dividends from net
     Investment income ................         (0.19)         (0.14)      (0.07)    (0.08)   (0.02)   (0.11)
    Distributions from net
    realized gains on
    securities ........................         (1.56)         (0.89)      (0.77)    (0.44)   (0.28)   (0.76)
                                          -----------     ----------  ----------  --------  -------  -------
Total distributions ...................         (1.75)         (1.03)      (0.84)    (0.52)   (0.30)   (0.87)
                                          -----------     ----------  ----------  --------  -------  -------
Net asset value, end of
  period ..............................   $     22.98     $    22.53  $    20.43  $  18.85  $ 16.21  $ 11.28
                                          ===========     ==========  ==========  ========  =======  =======
Total return ..........................        10 .32%(E)      15.80%      12.90%    19.86%   47.45%    3.29%
                                          ===========     ==========  ==========  ========  =======  =======
Ratios and supplemental
  data:
    Net assets, end
       of period
       (in thousands) .................   $ 1,514,877     $1,319,024  $1,076,909  $429,540  $89,579  $21,936
    Ratios to average net
     assets (annualized):
       Expenses, net of
        waivers(D) ....................          0.81%          0.82%       0.87%     0.89%    0.89%    0.82%
       Expenses before
        waivers(D) ....................          0.81%          0.82%       0.87%     0.89%    0.89%    0.82%
       Net investment income,
         net of waivers(D) ............          0.96%          0.83%       0.66%     0.57%    0.60%    0.81%
       Net investment income
        (loss), before
         waivers(D) ...................          0.96%          0.83%       0.66%     0.57%    0.60%    0.81%
    Portfolio turnover rate(G) ........            25%(E)         48%         47%       35%      75%      81%

                                                          PlanAhead Class
                                           -------------------------------------------
                                           Six Months     Year Ended October 31
                                           Ended April    ----------------------------
                                            30, 2007         2006            2005(B)
                                           -----------    ----------     -------------
                                           (unaudited)
Net asset value, beginning
  of period ...........................    $   22 .08     $    20.04     $     18.54
                                           ----------     ----------     -----------
Income from investment
   operations:
    Net investment income
     (loss)(D) ........................          0.08           0.13            0.09
    Net gains (losses) on
     securities (both realized
     and unrealized)(D) ...............          2.04           2.89            2.24
                                           ----------     ----------     -----------
Total income (loss) from
  investment operations ...............          2.12           3.02            2.33
                                           ----------     ----------     -----------
Less distributions:
    Dividends from net
     Investment income ................         (0.13)         (0.09)          (0.06)
    Distributions from net
    realized gains on
    securities ........................         (1.56)         (0.89)          (0.77)
                                           ----------     ----------     -----------
Total distributions ...................         (1.69)         (0.98)          (0.83)
                                           ----------     ----------     -----------
Net asset value, end of
  period ..............................    $    22.51     $    22.08     $     20.04
                                           ==========     ==========     ===========
Total return ..........................         10.18%(E)      15.56%          12.63%
                                           ==========     ==========     ===========
Ratios and supplemental
  data:
    Net assets, end
       of period
       (in thousands) .................    $1,459,342     $1,333,814     $ 1,320,853
    Ratios to average net
     assets (annualized):
       Expenses, net of
        waivers(D) ....................          1.05%          1.06%           1.10%
       Expenses before ................
        waivers(D) ....................          1.05%          1.06%           1.10%
       Net investment income,
         net of waivers(D) ............          0.72%          0.59%           0.42%
       Net investment income
        (loss), before
         waivers(D) ...................          0.72%          0.59%           0.42%
    Portfolio turnover rate(G) ........            25%(E)         48%             47%

(A) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(B) Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

(C) The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(E) Not annualized.

(F) Annualized

(G) The Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(H) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

                                                                 Service Class
                                       ------------------------------------------------------------------
                                          Six
                                         Months
                                         Ended                  Year Ended October 31          May 1 to
                                        April 30,       ----------------------------------    October 31,
 2004(C)       2003(A)        2002        2007            2006        2005(B)      2004(C)       2003(A)
---------     --------     --------    -----------      --------     --------     --------    ------------
                                       (unaudited)
$   15.95     $  11.22     $  11.64     $  21.94        $  19.94     $  18.49     $  15.92      $  11.88
---------     --------     --------     --------        --------     --------     --------      --------
     0.08         0.05         0.06         0.05            0.07         0.04         0.01            --
     2.98         5.08         0.36         2.03            2.88         2.23         3.00          4.04
---------     --------     --------     --------        --------     --------     --------      --------
     3.06         5.13         0.42         2.08            2.95         2.27         3.01          4.04
---------     --------     --------     --------        --------     --------     --------      --------
    (0.03)       (0.12)       (0.08)       (0.09)          (0.06)       (0.05)          --            --
    (0.44)       (0.28)       (0.76)       (1.56)          (0.89)       (0.77)       (0.44)           --
---------     --------     --------     --------        --------     --------     --------      --------
    (0.47)       (0.40)       (0.84)       (1.65)          (0.95)       (0.82)       (0.44)           --
---------     --------     --------     --------        --------     --------     --------      --------
$   18.54     $  15.95     $  11.22     $  22.37        $  21.94     $  19.94     $  18.49      $  15.92
=========     ========     ========     ========        ========     ========     ========      ========
    19.56%       47.12%        2.99%       10.02%(E)       15.23%       12.32%       19.24%        34.01%(E)
=========     ========     ========     ========        ========     ========     ========      ========
$ 466,364     $ 66,906     $ 16,190     $ 75,606        $ 70,602     $ 44,709     $ 11,828      $      1
     1.15%        1.16%        1.11%        1.33%           1.34%        1.40%        1.38%         1.49%(F)
     1.15%        1.16%        1.11%        1.32%           1.34%        1.40%        1.69%      1089.04%
     0.33%        0.39%        0.52%        0.45%           0.31%        0.12%        0.17%        (0.05)%
     0.33%        0.39%        0.52%        0.45%           0.31%        0.12%       (0.14)%    (1087.60)%
       35%          75%          81%          25%(E)          48%          47%          35%           75%(H)

                                            AMR Class
               ------------------------------------------------------------------
   Six
  Months
  Ended                               Year Ended October 31
 April 30,     ------------------------------------------------------------------
   2007           2006         2005(B)       2004(C)       2003(A)        2002
----------     ---------      ---------     ---------     ---------     ---------
(unaudited)
$   22.48      $   20.38      $   18.78     $   16.13     $   11.30     $   11.71
---------      ---------      ---------     ---------     ---------     ---------
     0.11           0.27           0.21          0.14          0.10          0.15
     2.12           2.91           2.26          3.04          5.15          0.34
---------      ---------      ---------     ---------     ---------     ---------
     2.23           3.18           2.47          3.18          5.25          0.49
---------      ---------      ---------     ---------     ---------     ---------
    (0.25)         (0.19)         (0.10)        (0.09)        (0.14)        (0.14)
    (1.56)         (0.89)         (0.77)        (0.44)        (0.28)        (0.76)
---------      ---------      ---------     ---------     ---------     ---------
    (1.81)         (1.08)         (0.87)        (0.53)        (0.42)        (0.90)
---------      ---------      ---------     ---------     ---------     ---------
$   22.90      $   22.48      $   20.38     $   18.78     $   16.13     $   11.30
=========      =========      =========     =========     =========     =========
    10.50%(E)      16.12%         13.23%        20.12%        47.93%         3.54%
=========      =========      =========     =========     =========     =========
$ 524,296      $ 412,857      $ 424,965     $ 438,353     $ 327,542     $ 181,180
     0.54%          0.55%          0.58%         0.60%         0.61%         0.56%
     0.54%          0.55%          0.58%         0.60%         0.61%         0.56%
     1.22%          1.10%          0.94%         0.84%         0.95%         1.09%
     1.22%          1.10%          0.94%         0.84%         0.95%         1.09%
       25%(E)         48%            47%           35%           75%          81%

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the Small Cap Value Fund (the "Fund"), and each Investment Advisory Agreement between the Manager and a sub-advisor at the Board meeting held in the first quarter of each year. At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management and Investment Advisory Agreements on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

      - an explanation, if applicable, of any deterioration in longer-term performance by the Fund or sub-advisor since the last contract renewal and any remedial measures the Manager has taken or intends to take;

      - the Manager's and each sub-advisor's fee rate schedule for the Fund and whether the Manager intends to continue any current fee waivers or reimbursements;

      - an explanation of any significant change in the Fund's expense ratio since the last contract renewal and any actions the Manager has taken or intends to take;

      - a description of any significant changes (actual or anticipated) to personnel and the reasons for such changes;

      - a discussion of any material developments at the Fund's sub-advisors relevant to the Fund;

      - a discussion of any material compliance problems encountered by the Manager or the sub-advisors and remedial actions;

      - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

      - information regarding material changes to the Manager's and sub-advisors' codes of ethics and insider trading policies; and

      - any material changes to the Manager's or sub-advisors' information provided in connection with the last annual contract renewal.

The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

Provided below is an overview of the primary factors the Board considered at its March 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal. As such, the following factors were not considered by the Board and were deferred to the next regular Board meeting to be considered in connection with the annual renewal:

      - the profits realized by the Manager and the sub-advisors and their affiliates from their relationship with the Fund;

      - the extent to which economies of scale may be realized as the Fund grows;

      - whether the level of fees reflects those economies of scale for the benefit of the Fund's investors;

      - comparisons of services and fees with contracts entered into by the Manager and a sub-advisor or their affiliates with other clients (such as pension funds and other institutional investors); and

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

      - ancillary benefits to be realized by the Manager and the sub-advisors as a result of the relationship with the Fund.

In determining whether to renew the Management and Investment Advisory Agreements on an interim basis, the Trustees considered the best interests of the Fund. The following considerations and conclusions are applicable to the Fund.

Cost of Services. The Board considered that the fee rate schedules for the Manager and most sub-advisors had not changed since the last contract renewal. The Board also considered that Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") had eliminated the last break point on its fee rate schedule, but that Barrow's combined fee rate for the Fund under its management was still among the lowest fees charged by a sub-advisor. The Board considered that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. In determining whether to renew the Investment Advisory Agreements, the Board considered that for purposes of determining the fee charged to the Fund, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pension plans shall be considered where applicable. Thus, the Fund is able to receive additional break point benefits resulting from the sub-advisor's management of a larger pool of assets.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to the Fund at a low cost to investors and provides a comprehensive compliance program for the Fund. Additionally, the Manager allocates the assets of the Fund among the Fund's sub-advisors, and monitors and evaluates the performance of the sub-advisors. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement on an interim basis.

Investment Performance. The Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered information provided by the Manager regarding significant deterioration in the Fund's or sub-advisor's longer-term performance as a result of significant underperformance for the 2006 calendar year.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreements with Barrow, Brandywine Global Investment Management, LLC ("Brandywine"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), Opus Capital Group, LLC ("Opus"), and The Boston Company Asset Management, LLC ("TBCAM"), the Trustees considered that Barrow, Brandywine, Hotchkis, Opus, and TBCAM underperformed their benchmark index for the 2006 calendar year, and the Fund's overall performance trailed that of its Lipper Index. However, the Fund's performance exceeded that of its Lipper Index for the five-year and since inception periods.

Based on these considerations and those noted above, the Trustees determined that the Fund and its shareholders would benefit from the Manager's and the sub-advisors' continued management of the Fund until the next regular Board meeting and approved the renewal of the Agreements on an interim basis until the next regular Board meeting.

                             (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                    (E-MAIL)
                                   BY E-MAIL:
                       american_beacon.funds@ambeacon.com

                                   (INTERNET)
                                ON THE INTERNET:
                              Visit our website at
                          www.americanbeaconfunds.com

                                  (TELEPHONE)
                                 BY TELEPHONE:
                              Institutional Class
                              Call (800) 658-5811
                                  AMR ClassSM
                              Call (800) 345-2345
                      PlanAhead Class(R) and Service Class
                              Call (800) 388-3344

                                     (MAIL)
                                    BY MAIL:
                             American Beacon Funds
                                P.O. Box 219643
                           Kansas City, MO 64121-9643

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Value Fund is a service mark of American Beacon Advisors, Inc.

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

Semi-Annual Report

APRIL 30, 2007

EQUITY FUNDS

BALANCED FUND
LARGE CAP GROWTH FUND
MID-CAP VALUE FUND
SMALL CAP VALUE OPPORTUNITY FUND
EMERGING MARKETS FUND

BOND FUNDS

HIGH YIELD BOND FUND
ENHANCED INCOME FUND
INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message ...............................................            1
American Beacon Funds' Performance ................................            2
Market and Performance Overviews ..................................         3-23

American Beacon Schedules of Investments

   Balanced Fund ..................................................           28
   Large Cap Growth Fund ..........................................           36
   Mid-Cap Value Fund .............................................           41
   Small Cap Value Opportunity Fund ...............................           44
   Emerging Markets Fund ..........................................           48
   High Yield Bond Fund ...........................................           54
   Enhanced Income Fund ...........................................           63
   Intermediate Bond Fund .........................................           69
   Short-Term Bond Fund ...........................................           76

Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                          (PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the American Beacon Semi-Annual Report for the six months ended April 30, 2007.

     Most markets finished the last six months with positive returns. This was helped in large part by strong world economies and, here in the U.S., better than expected corporate profitability. The S&P 500 and Dow Jones Industrial Average indices reported returns of 8.60% and 9.40%, respectively, with the MSCI Emerging Markets Index reporting a return of 20.12% for the six-month period.

     Our domestic equity funds, the Balanced, Large Cap Growth, the Mid-Cap Value and Small Cap Value Opportunity Funds, all Institutional Class, reported returns of 7.75%, 6.00%, 10.39% and 7.64%, respectively. Our foreign equity market fund, the Emerging Markets Fund-Institutional Class, reported a total return of 18.76%. (These returns are for the six-month period ended April 30, 2007.)

     During this fiscal period, the Federal Reserve Bank held interest rates steady at 5.25%. Against that backdrop, the Lehman Brothers Aggregate Index posted a 2.64% return and the JP Morgan Global High-Yield Index reported a return of 7.41%. The American Beacon Enhanced Income Fund - PlanAhead Class and Intermediate Bond and Short-Term Bond Funds - Institutional Class all reported returns above 3% for the period. The American Beacon High Yield Bond Fund - Institutional Class gained 6.32%.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        ----------------------------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

                      (This page intentionally left blank)

DOMESTIC EQUITY MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

     Following strong earnings growth and solid equity returns last year, equity markets got off to a rocky start in 2007. Investors were suddenly forced to deal with slower earnings growth, the return of volatility and the sub-prime mortgage fallout.

     There was no shortage of concerns for the market in the first quarter, though it is often said that the market climbs a "wall of worry."

- ECONOMIC SLOWDOWN - After enjoying 4-5% Gross Domestic Product ("GDP") growth for several years, investors had to come to grips with sub-3% economic growth forecasts for 2007.

- SLOWING EARNINGS GROWTH - After 14 consecutive quarters of double-digit growth, S&P 500 operating earnings were expected to slow markedly. For 2007, earnings growth estimates of 6-7% are back-end loaded with nearly one-half the year's growth expected in the fourth quarter.

- SUB-PRIME MORTGAGE MELTDOWN - The rapid deterioration in sub-prime delinquencies and a number of notable bankruptcies raised concerns that the woes within housing could spread to other areas of the economy.

- INFLATION CONCERNS OF THE FEDERAL RESERVE BANK ("FED") - Hopes for near-term Fed rate cuts waned during 2007 as most inflation measures remained above the Fed's comfort level.

- RISING LABOR COSTS - Hourly earnings grew at nearly their fastest pace in 20 years, while productivity grew at its slowest pace since early 1997. Very high profit margins were at risk.

- HIGHER COMMODITY PRICES - After some early moderation, oil, gasoline, copper and other commodities continued to rise in price.

- THE RETURN OF MARKET VOLATILITY - Volatility, an indicator of uncertainty, returned to the markets after a long hiatus.

     While many of these issues weighed on market returns during the period, none loomed larger than the rapid deterioration in the sub-prime mortgage market and its spillover effects on the broader housing market and economy in general.

     Sub-prime mortgages became a dominant theme for the market because of how rapidly they have deteriorated. They have also become the central point of debate between bullish forecasters who argue that the woes of the sub-prime market are contained versus those who fear a contagion throughout the credit markets and the broader economy.

     The volume of sub-prime issuance reached alarming levels in the past few years. There were over $1.8 trillion in sub-prime mortgages originated from 2004
- 2006, more than the previous 10 years combined and equal to approximately a quarter of all mortgage issuance. Mortgage delinquencies rose rapidly in all branches of mortgage lending.

     Adjustable rate loans, low-documentation (or "liar loans") and other non-traditional mortgages were also widespread in the prime segment of the market. Rate resets, reduced investor appetite for these exotic mortgages, and increased regulatory scrutiny are all combining to tighten the very loose lending environment of the past several years. A robust housing market has been the key driver of consumer spending and employment trends for many years. Consumers, which make up 70% of overall spending, have extracted large amounts of equity from their homes due to low mortgage rates. If the 'housing ATM via refinancing' for consumers is coming to an end, there could be a negative growth surprise coming for investors and the economy. Home equity withdrawal has indeed been reduced sharply, and it is likely that we may see reduced consumption.

     While the problems within the sub-prime market will negatively affect certain lenders and consumers, the losses incurred are not likely the greatest threat. The larger concern to equity markets could be a re-pricing of risk and tightening of credit conditions across the spectrum. Even though there is no direct connection between sub-prime mortgages and other markets, if sub-prime woes prompt investors to demand higher risk premiums (wider credit spreads), weakness in both the bond and stock markets could result.

     Looking at the credit markets more broadly, we have not seen substantial evidence of any contagion from sub-prime as credit spreads and lending restrictions remain so near historic lows. The enormous liquidity and leverage injected by foreign buyers, hedge funds, and private equity funds has made the turning point of this credit cycle difficult to predict, even for the Fed. Also,

DOMESTIC EQUITY MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

the complexity of many new financial "innovations," including collateralized debt obligations and credit default swaps, has made it difficult to assess credit risk. The long-standing cycles of the economy and credit, however, are still intact, and a less benign credit environment appears likely to follow the loose and liquid conditions of the past several years.

     Broadly speaking, the equity market continued to be supported by a fair level of valuations and strong earnings growth (largely due to extraordinary profit margins) during the period. The beginnings of a negative credit cycle appear to have taken hold in the residential mortgage market as lending and regulatory standards have begun to tighten. How far the mortgage credit cycle extends to the rest of the economy and the pricing of risk more broadly remains to be seen.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Balanced Fund's Institutional Class returned 7.75% for the six months ended April 30, 2007, outperforming the 60% S&P 500 Citigroup Value/40% Lehman Brothers Aggregate Index benchmark return of 7.09%, but lagging the Lipper Mixed Asset Target Allocation Growth Funds Index return of 8.18%.

                                                   ANNUALIZED TOTAL RETURNS
                                                    PERIODS ENDED 4/30/07
                                           ---------------------------------------
                                           6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                                           ---------   ------   -------   --------
Institutional Class(1,5) ...............      7.75%    14.17%    10.10%     8.93%
PlanAhead Class(1,5) ...................      7.61%    13.80%     9.81%     8.64%
Service Class(1,2,5) ...................      7.45%    13.57%     9.66%     8.56%
AMR Class(1,5) .........................      7.83%    14.42%    10.41%     9.22%
Lipper Mixed-Asset
   Target Allocation
   Growth Funds Index (3) ..............      8.18%    13.78%     8.70%     8.12%
S&P 500 Index(3) .......................      8.60%    15.24%     8.54%     8.05%
Linked S&P 500/
   Citigroup Value Index (3) ...........     10.08%    17.22%    15.84%    11.17%
Lehman Bros. Aggregate Index(3) ........      2.64%     7.36%     5.06%     6.35%
Balanced Composite Index(4) ............      7.09%    13.24%     8.96%     8.47%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/97 up to 5/31/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/97. A portion of the fees charged to the Service Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than actual returns shown for periods through 2005.

(3.) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Value") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average book-to-price ratio, cash flow-to-price ratio, sales to price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(4.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Linked S&P 500/Citigroup Value Index and the Lehman Brothers Aggregate Index have been combined in a 60%/40% proportion.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.62%, 0.88%, 1.25% and 0.36%, respectively. After expense reimbursements, the net expense ratio disclosed in the most recent prospectus for the Service Class was 1.10%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     During the six-month period, the Fund's assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with the same investment allocation.

     The equity portion of the Fund (excluding equitized cash) returned 11.5%, outperforming the S&P 500/Citigroup Value Index ("S&P Value Index") return of 10.1%. The Fund's excess performance versus the S&P Value Index was entirely due to stock selection, as sector allocation detracted modest relative value. Good stock selection in the Information Technology, Industrials, and Consumer Staples sectors added most to the Fund's performance. In the Information Technology sector, Nokia (up 27.0%) and Mastercard (up 37.3%) generated positive Fund performance. Honeywell International (up 30.0%) and Caterpillar (up 20.7%) provided excess performance in the Industrials sector, while Imperial Tobacco Group (up 25.0%) added value in Consumer Staples.

     Equity sector allocation had a negative impact on the Fund's relative returns during the six-month period, as the Fund was underweight in the Energy sector (one of the better performing sectors of the Index), and overweight in the Consumer Discretionary sector (one of the poorer performing sectors of the Index). This negative performance was somewhat offset by positive performance generated by an underweighting in Financials.

     The fixed-income portion of the Fund returned 2.5% for the six-month period, slightly underperforming the Lehman Brothers Aggregate Index ("Lehman Index") return of 2.6%. The Fund's fixed-income underperformance was due mostly to

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
APRIL 30, 2007 (UNAUDITED)

an overweight in longer dated U.S. Treasuries and Agencies, which underperformed as long rates increased during the period while short rates declined.

     The sub-advisors continue to focus on the disciplined selection of attractive securities with a goal of long term added value.

TOP TEN EQUITY HOLDINGS

                                 % OF EQUITIES
                                 -------------
Bank of America Corporation          1.9%
Exelon Corporation                   1.5%
ConocoPhillips                       1.5%
Citigroup, Incorporated              1.5%
JP Morgan Chase & Co.                1.4%
AT&T, Inc.                           1.3%
Verizon Communications, Inc.         1.0%
Honeywell International, Inc.        1.0%
Pfizer, Incorporated                 1.0%
CA, Incorporated                     0.9%

EQUITY SECTOR ALLOCATION

                                 % OF EQUITIES
                                 -------------
Financials                           29.3%
Industrials                          12.8%
Consumer Discretionary               12.0%
Information Technology                9.1%
Health Care                           8.6%
Energy                                7.7%
Consumer Staples                      6.4%
Utilities                             6.4%
Telecommunication Services            3.9%
Materials                             3.8%

FIXED-INCOME SECTOR ALLOCATION

                                    % OF
                                 FIXED INCOME
                                 ------------
U.S. Treasury                        35.8%
Mortgage-Backed                      24.9%
Corporate Bonds                      20.6%
Agency                               17.1%
Asset-Backed                          1.6%

     Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the Large Cap Growth Fund returned 6.00% for the six months ended April 30, 2007, compared to the Russell 1000 Growth Index ("Index") return of 8.42% and the Lipper Large-Cap Growth Funds Index return of 8.09%.

                                               ANNUALIZED TOTAL RETURNS
                                                PERIODS ENDED 4/30/07
                                     -------------------------------------------
                                                                    SINCE INCEP.
                                     6 MONTHS*   1 YEAR   5 YEARS     (7/31/00)
                                     ---------   ------   -------   ------------
Institutional Class(1,3) .........     6.00%       9.67%    5.90%      -4.26%
AMR Class(1,3) ...................     6.12%      10.08%    6.08%      -4.09%
Lipper Large-Cap Growth Funds
   Index(2)  .....................     8.09%      7.75%     5.01%      -4.69%
Russell 1000 Growth Index(2)......     8.42%      12.25%    6.22%      -4.21%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Fund has been waived since 2004. Performance prior to waiving the fees was lower than the actual returns shown for periods since 2004.

(2.) Russell 1000(R) Growth Index is a service mark of the Frank Russell
     Company. The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values. The Lipper Large Cap Growth Funds index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and AMR Class shares was 1.00% and 0.59%, respectively. After expense reimbursements, the net expense ratio disclosed in the most recent prospectus for the Institutional Class was 0.90%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index entirely due to stock selection, as sector allocation added modest value to the Fund's performance. From a stock selection standpoint, the Fund had poor stock selection in the Consumer Discretionary, Information Technology, Health Care, and Utilities sectors. Positions in Circuit City Stores (down 24.2%) and Ann Taylor Stores (down 25.4%) detracted most from the Consumer Discretionary sector's relative performance. In the Information Technology sector, the largest detractors were Motorola (down 24.5%) and Symantec (down 15.6%), while Amgen (down 15.5%) hurt the Fund's Health Care sector returns. TXU (up 5.4%) detracted value from relative performance in the Fund's Utilities sector. This was slightly offset by good stock selection in the Industrials sector where AGCO (up 56.0%) was the largest contributor.

     The Fund's overweighting in the Materials sector, the best performing sector of the Index, provided positive relative performance.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

TOP TEN HOLDINGS

                                 % OF NET ASSETS
                                 ---------------
Cisco Systems, Incorporated           2.8%
Microsoft Corporation                 2.6%
Hewlett-Packard Co.                   2.3%
The Coca-Cola Co.                     2.0%
Merck & Company, Incorporated         2.0%
Manpower, Inc.                        1.9%
The Boeing Company                    1.8%
Gilead Sciences, Inc.                 1.7%
Pfizer, Inc.                          1.7%
Johnson & Johnson                     1.6%

SECTOR ALLOCATION

                                 % OF EQUITIES
                                 -------------
Information Technology               22.8%
Health Care                          18.2%
Industrials                          17.9%
Consumer Discretionary               15.7%
Financials                            9.3%
Consumer Staples                      7.7%
Materials                             3.5%
Energy                                3.3%
Telecommunication Services            1.3%
Utilities                             0.3%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the Mid-Cap Value Fund returned 10.39% for the six months ended April 30, 2007. The Fund trailed the Russell Midcap Value Index ("Index") return of 12.78% and the Lipper Mid-Cap Value Funds Index return of 13.07%.

                                         ANNUALIZED TOTAL RETURNS
                                           PERIODS ENDED 4/30/07
                                     ---------------------------------
                                                          SINCE INCEP.
                                     6 MONTHS*   1 YEAR     (6/30/04)
                                     ---------   ------   ------------
Institutional Class(1,3,5)........     10.39%    18.15%      16.62%
PlanAhead Class (1,2,5)...........     10.22%    17.74%      16.48%
AMR Class (1,5)...................     10.41%    18.24%      16.70%
Lipper Mid-Cap Value Funds
   Index(4).......................     13.07%    16.33%      15.76%
Russell Midcap(R) Value Index(4)..     12.78%    19.66%      20.36%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead and AMR Classes of the Fund has been waived. Performance of each class prior to waiving fees was lower than the actual returns shown.

(2.) Fund performance represents the total returns achieved by the AMR class from 6/30/04 up to 3/1/06, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 6/30/04.

(3.) Fund performance represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04.

(4.) Russell Midcap Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with below-average price-to-book ratios and below-average forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead and AMR Class shares was 1.22%, 1.64% and 0.95%, respectively. After expense reimbursements, the net expense ratio disclosed in the most recent prospectus for the Institutional and PlanAhead Classes was 0.90% and 1.23%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index through both stock selection and sector allocation. The Fund's investments in the Health Care sector hurt performance most. In the Health Care sector, the largest detractors were Omnicare (down 12.3%) and HealthSouth (down 13.4%). Stock selection in the Utilities, Financials, and Industrials sectors also hurt the Fund's performance. In the Utilities sector, holdings in Pinnacle West Capital (up 3.2%) and Wisconsin Energy (up 7.3%) were responsible for most of the underperformance. American Home Mortgage (down 21.9%) and First Marblehead (down 19.0%) detracted from the Fund's performance in the Financials sector as did Ryder Systems (up 0.7%) in the Industrials sector. The Fund's holdings in the Consumer Discretionary sector added value relative to the Index, but not enough to offset the shortfall of the aforementioned sectors. Whirlpool (up 23.2%) and Stanley Works (up 23.7%) were the top contributors in the Consumer Discretionary sector.

     Sector weightings also detracted from the Fund's performance relative to the Index. Underweightings in Utilities and Materials, two of the better performing sectors in the Index, and a significant overweight in Consumer Discretionary, one of the poorer performing sectors in the Index, detracted relative value. Partially offsetting these was an overweight in the Industrials sector, which was a positive contributor to relative performance.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                        % OF
                                     NET ASSETS
                                     ----------
Whirlpool Corporation                   2.6%
Black & Decker Corp.                    2.0%
Affiliated Computer Services, Inc.      1.8%
XL Capital Limited                      1.8%
Torchmark Corp.                         1.6%
Loews Corp. - Carolina Group            1.6%
Goodrich Corp.                          1.6%
L-3 Communications Holdings, Inc.       1.5%
Wisconsin Energy Corp.                  1.5%
Coventry Health Care, Inc.              1.5%

SECTOR ALLOCATION

                                       % OF
                                      EQUITIES
                                     ----------
Financials                              26.7%
Consumer Discretionary                  24.9%
Industrials                             11.7%
Health Care                             13.3%
Utilities                                8.1%
Information Technology                   7.9%
Consumer Staples                         5.4%
Energy                                   2.0%

     Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the Small Cap Value Opportunity Fund returned 7.64% for the six months ended April 30, 2007. The Fund was ahead of the Russell 2000 Value Index ("Index") return of 6.36% but lagged the Lipper Small-Cap Value Funds Index return of 9.54%.

                                   ANNUALIZED TOTAL RETURNS
                                    PERIODS ENDED 4/30/07
                               ---------------------------------
                                                    SINCE INCEP.
                               6 MONTHS*   1 YEAR     (3/31/06)
                               ---------   ------   ------------
Institutional Class(1,3) ...     7.64%      8.27%       9.61%
PlanAhead Class(1,3) .......     7.44%      8.17%       9.42%
Lipper Small-Cap
   Value Funds Index (2) ...     9.54%      9.91%       9.98%
Russell 2000 Value
   Index (2) ...............     6.36%     11.23%      10.59%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional and PlanAhead Classes of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(2.) Russell 2000(R) Value Index is a registered trademark of Frank Russell
     Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio, gross of fee waivers, set forth in the most recent Fund prospectus for the Institutional and PlanAhead Class shares was 6.14% and 20.07%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus was 1.05% and 1.30%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund exceeded the Index due to good stock selection, as sector allocation detracted modest value relative to the Index. Most of the excess performance came from the Fund's holdings in the Financials sector, where Highland Hospitality (up 41.9%), Felcor Lodging (up 25.6%), and FPIC Insurance Group (up 28.9%) were the largest contributors. Holdings in the Information Technology and Telecommunication Services sectors also were a source of excess performance. Among the Fund's Information Technology sector holdings, ON Semiconductor (up 72.2%), CommScope (up 46.2%), and Paxar (up 49.9%) added the most value. In the Telecommunication Services sector, Golden Telecom (up 59.2%) and Premiere Global Services (up 46.3%) were responsible for a large portion of the excess return. Poor stock selection in the Materials, Health Care, and Industrials sectors detracted value relative to the Index, but not enough to offset the excess performance of the sectors mentioned above. In the Materials sector, Amcol International (down 7.8%) and H.B. Fuller (up 3.7%) detracted the most relative to the Index. Res-Care (down 7.4%) and Centene (down 11.8%) in the Health Care sector hurt performance, as did NCI Building Systems (down 16.5%) and The Greenbrier Companies (down 23.6%) in the Industrials sector.

     An underweight in the Materials sector, the best performing sector of the Index, detracted from the Fund's performance relative to the Index.

     The sub-advisor's disciplined approach of investing in a diversified portfolio of small cap value companies should allow the Fund to generate competitive performance over longer periods of time.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                  % OF
                               NET ASSETS
                               ----------
CommScope, Inc.                   1.2%
Highland Hospitality Corp.        1.2%
Parker Drilling Co.               1.1%
ON Semiconductor Corp.            1.1%
Greif, Inc.                       1.1%
Kennametal, Inc.                  1.1%
FelCor Lodging Trust, Inc.        1.1%
FirstFed Financial Corp.          1.0%
Delphi Financial Group, Inc.      1.0%
Golden Telecom, Inc.              1.0%

SECTOR ALLOCATION

                                 % OF
                                EQUITIES
                               ----------
Financials                        31.9%
Consumer Discretionary            16.0%
Information Technology            13.4%
Industrials                       12.9%
Materials                          6.8%
Health Care                        5.4%
Utilities                          5.0%
Energy                             3.7%
Consumer Staples                   2.8%
Telecommunication Services         2.1%

     Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

EMERGING MARKET OVERVIEW
APRIL 30, 2007  (UNAUDITED)

     Emerging markets weathered a material correction at the beginning of the period after experiencing a remarkable three-year rally, largely due to concerns in the United States about the slowdown in the housing market, currency weaknesses and rising consumer prices. This correction was not an indication of a secular bear market in the making, but instead a healthy contraction in some overpriced countries and sectors. The Chinese market held up relatively well versus the broader MSCI Emerging Markets Index, while India, Taiwan and South Korea fared much worse.

     Concerns surrounding the U.S. economy seemed to have abated, greatly benefiting investment flows to emerging markets. The markets rebounded at the end of 2006, turning in the highest quarterly return of 2006 in the fourth quarter. Abundant liquidity continued to hunt for high beta (measure of market risk compared to a benchmark) assets while the global economic picture remained decidedly upbeat. Many emerging market stock exchanges reached record highs in 2006 including Mexico IPC and India BSE. After eight years of lackluster performance, China surged ahead in the fourth quarter of 2006 to finish the year up 70%. Tighter monetary policy did not diminish economic expansion. China's local A share equity made headlines on February 27th as the market recorded its largest single day drop in history, falling nearly 9%. This event, in conjunction with the deteriorating news with regard to sub-prime mortgage lending in the U.S., sparked a short-lived and relatively shallow sell off in global equity markets. China's A share market is restricted to local investors, the government and a selection of qualified foreign institutional investors
(QFII) subject to a quota. It's essentially a meaningless stock market for global investors outside of China, but illustrates the power that China's prospects could have on the rest of the world. China's economy doesn't appear to be slowing in any significant manner, and local policymakers are projecting another 10%+ growth a year.

     China and India were the main drivers of performance in Asia the past year. Although multiples expanded, value remained most compelling in South Korea, Taiwan, and Thailand. Thailand struggled with political turmoil, high oil prices, and weak consumer demand. However, repeal of the previously announced restriction on foreign equity investment, coupled with a cut in interest rates, led to a rebound in the Thai market. A weak U.S. dollar hit South Korean exporters while unnecessary interest rate hikes sidelined a more robust domestic recovery. The signing of a free trade agreement with the United States was received well by the market. Taiwan also faced political issues while dealing with a credit glut and sluggish performance in the tech sector. Technology stocks posted higher profits that were not reflected in the stock price at the end of the six-month period.

     Turkey could remain volatile in the midst of political uncertainty. However, exports remained robust, and the country could move to popular elections for the office of president. Such an event could be a strong catalyst for the market. South African consumption remained resilient, shored up by low inflation and a strong Rand which alleviated pressure on interest rates. That said, the currency is vulnerable to the high current account deficit and the mining sector could face headwinds if commodity prices drop. Nationalization of oil assets increased Russia's corporate governance risk. Highly dependent on oil prices, the earnings growth profile was less robust than more diversified emerging markets. President Putin seems to realize this, and has recently called on business leaders to take the country's economic development into a new phase, stating that Russia's priority is to maximize profit from commodities and other raw materials and use the proceeds to modernize and diversify the economy.

EMERGING MARKETS OVERVIEW
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the Emerging Markets Fund returned 18.76% for the six months ended April 30, 2007. The Fund underperformed the MSCI Emerging Markets Index ("Index") return of 20.12% and the Lipper Emerging Market Funds Index return of 19.44% for the period.

                                          ANNUALIZED TOTAL RETURNS
                                           PERIODS ENDED 4/30/07
                                  ----------------------------------------
                                                                   SINCE
                                                                   INCEP.
                                  6 MONTHS*   1 YEAR   5 YEARS   (7/31/00)
                                  ---------   ------   -------   ---------
Institutional Class(1,4) ......     18.76%    17.48%    24.38%     15.85%
PlanAhead Class(1,2,4) ........     18.52%    17.10%    24.07%     15.63%
AMR Class(1,4) ................     18.86%    17.78%    24.68%     16.14%
Lipper Emg Mkt Funds
   Index(3) ...................     19.44%    17.66%    25.51%     15.96%
MSCI Emg Mkts
   Index(3) ...................     20.12%    17.85%    25.43%     15.79%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may be lower or higher than the performance data quoted.. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00. A portion of the fees charged to the PlanAhead Class of the Fund has been waived and recouped. Performance prior to fee waivers and fee recoupment is different than the actual returns shown.

(3.) The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Market Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Market Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead and AMR Class shares was 1.57%, 1.92% and 1.31%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report

     Although both country allocation and stock selection added value, the Fund underperformed the Index over the six-month period primarily due to Fund expenses and lower returns than the Index on the Fund's cash balances. Although the average cash balance was a fairly modest 5.5%, it created a drag on Fund performance, given the strength of the emerging markets asset class during the period.

     Country allocation was slightly positive for the six month period. Underweighting Russia and Taiwan (each up over 8%), and overweighting Brazil (up nearly 30%) benefited the Fund, while underweighting Chile and China detracted from performance (each up approximately 30%).

     Stock selection was positive during the six-month period, as strong selections in Russia, China, and Poland more than offset poor selections in India and Taiwan. In Russia, Sberbank and Unified Energy System each gained over 70%. In China, the Fund benefited from investments in China Coal Energy (up 53%) and GOME Electrical Appliances Holdings (up 80.5%). Bank Millennium (up 72.1%), a Polish financial institution, also added value. Positions that lagged their home markets included Hindalco Industries (down 14.5%) and Hindustan Petroleum (down 7.1%) in India, and SinoPac Financial Holdings (down 14.1%), High Tech Computer (down 39.5%), and Benq Corp. (down 22.9%) in Taiwan.

     The Fund's basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
APRIL 30, 2007  (UNAUDITED)

TOP TEN HOLDINGS

                                                 % OF
                                              NET ASSETS
                                              ----------
Petroleo Brasileiro S.A.                         2.3%
Samsung Electronics Company Ltd.                 2.0%
America Movil, S.A.B. de C.V.                    1.8%
RAO Gazprom                                      1.8%
Companhia Vale do Rio Doce                       1.5%
LUKOIL Oil Company                               1.4%
Kookmin Bank                                     1.4%
United Microelectronics Corporation              1.3%
Unibanco - Uniao de Bancos Brasileiros S.A.      1.1%
MTN Group Ltd.                                   1.1%

SECTOR ALLOCATION

                                                 % OF
                                               EQUITIES
                                              ----------
Financials                                       22.7%
Telecommunication Services                       14.9%
Industrials                                      11.4%
Consumer Discretionary                           11.3%
Information Technology                           10.2%
Energy                                            9.8%
Materials                                         8.2%
Utilities                                         5.0%
Consumer Staples                                  4.5%
Health Care                                       2.0%

COUNTRY ALLOCATION

                                  (PIE CHART)

                                                 % OF
                                               EQUITIES
                                              ----------
South Korea                                      15.9%
Brazil                                           12.6%
China                                            11.9%
Other Europe, Middle East, Africa                11.1%
Taiwan                                           10.4%
Russia                                            8.4%
South Africa                                      7.8%
Other Asia                                        7.1%
Mexico                                            7.0%
India                                             6.9%
Other Latin America                               0.9%

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

DOMESTIC BOND MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

     For the six-month period ended April 30, 2007, the investment grade fixed income market, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 2.64% total return. Interest rates were essentially unchanged by period end, as were credit spreads, which left income as the primary attribute of total return during the period.

                        TOTAL RETURNS
                     PERIODS ENDED 4/30/07
                     ---------------------
                       6 MONTH   12 MONTH
                       -------   --------
Lehman Aggregate        2.64%      7.36%
Lehman Gov/Credit       2.47%      7.34%
SECTOR
U.S. Treasury           2.19%      6.86%
U.S. Agency             2.50%      4.93%
Mortgage-Backed         2.95%      7.46%
Commercial MBS          2.40%      7.25%
Asset-Backed            2.44%      6.08%
U.S. Credit             2.79%      8.25%
CREDIT RATING
Aaa                     2.59%      7.10%
Aa                      2.52%      7.78%
A                       2.55%      8.22%
Baa                     5.46%      5.60%
U.S.TREASURY YIELD

                     6 MONTH   12 MONTH
                     -------   --------
2 Year                2.32%     4.97%
3 Year                2.38%     5.49%
5 Year                2.38%     6.20%
10 Year               1.84%     7.70%
30 Year               0.47%     10.43%

     The interest rate markets reflected a period of mixed economic data that was briefly interrupted by a mini equity market correction originating in China. The labor market was in fairly healthy shape during the period, which left the Federal Reserve Bank (the "Fed") to ponder the odds of inflation accelerating from its elevated state. While the overall inflation rate moderated during the period as oil prices leveled off, the core inflation rate, which excludes food and energy prices, remained persistently high. The Fed vowed to remain diligent against further inflation pressures but appeared satisfied that the moderating rate of economic growth would reduce this pressure. As such, the Federal Funds rate remained 5.25% during the period, and the yield curve remained inverted.

                               (PERFORMANCE GRAPH)

     The primary dilemma during the period was whether the housing sector correction would spread throughout the economy indicating a decline in the overall health of the consumer. Unfortunately, making such a determination during this period was complicated by the fact that the winter's heavily seasonally-adjusted and weatheraffected data is inherently difficult to interpret - especially given the unusually warm weather throughout the country in late 2006. Not until Spring 2007 will investors get a clear picture of the health of the underlying economic situation. As such, interest rates remained in a fairly narrow range during the period as they reacted to the mixed economic data as it was reported.

     Further complicating matters, the markets were suddenly interrupted in early 2007 by a brief correction in the Chinese stock market that rippled throughout the world. Several theories exist as to why their market dropped nearly 9% in one day, but no confirming explanation has surfaced. In subsequent days, the Chinese market bottomed at a 10% decline, and the US and Europe suffered a 5% decline. Fortunately, it was only a mini correction, but it was a swift reminder of the interconnectedness of world markets and potential for unexpected volatility in emerging economies. In a classic flight to quality, US interest rates declined, equity markets dropped and credit spreads widened. Much of the volatility, however, moderated by period end as investors regained composure and as markets returned to their pre-correction levels. Investment grade credit spreads ended the period essentially unchanged.

DOMESTIC BOND MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

                               (PERFORMANCE GRAPH)

     Among the major asset classes in the fixed income markets, Mortgages produced the highest total returns during the six-month period ended April 30, 2007, followed by US Credit and US Agencies. Mortgages benefited from a combination of their incremental yield to maturity and their position along the yield curve. The Mortgage sector had very little exposure to the 30-year part of the yield curve and was not significantly affected by the slight rise in longer-term interest rates, unlike Credit, Treasuries, and Agencies. Spreads in the Credit and Mortgage sectors were essentially unchanged by period end, thus these sectors primarily benefited from their incremental yield to maturity.

     In general, the credit market continues to enjoy significant investor demand for yield and has maintained strong credit fundamentals, but the persistence of shareholder friendly initiatives, including leveraged buyouts, share buybacks and increased dividends, has unnerved investment grade investors. Notable investment grade companies taken private recently include TXU, Equity Office Properties, First Data, and Sallie Mae, which resulted in significant credit downgrades for these issuers. Industries, such as finance and utilities, which were not historically attractive to private equity investors, are becoming viable sectors from which they seek opportunity. Therefore, while the broader credit market maintains high quality and low credit spreads, issuer-specific event risk has increased dramatically.

     The remaining sectors performed in line with market events. Agencies outperformed Treasuries as spreads improved during the period, and the Commercial Mortgage-Backed and Asset-Backed sectors benefited from their position in the short end of the yield curve.

     Overall, interest rates have been in a fairly narrow range as participants search for signs of the economy's fate and investor demand for risk. The inverted yield curve has not created any of its own problems, so the Fed can remain comfortably on hold until the evidence is overwhelmingly indicative of a need to adjust interest rates - either up or down.

HIGH YIELD BOND MARKET OVERVIEW
APRIL, 31 2007 (UNAUDITED)

     Beginning the semi-annual period (November 2006), it was clear that the high yield market had performed better than just about anyone had anticipated throughout the year. The Lehman Brothers U.S. Corporate High-Yield Index ("Lehman High Yield Index") and the 2% issuer-capped version of that index (the "Lehman 2% Issuer-Capped Index") were on track to return over 11 1/2% and 10 1/2%, respectively, versus Wall Street's consensus estimate of around 3-5%.

     How did the market do it? First, it shrugged off almost all of the "negatives", including a worsening geopolitical situation, higher energy prices and a weakening dollar. Second, interest rates cooperated as it became apparent that the Federal Reserve Bank (the "Fed") would stop raising the Fed Funds rate and might even ease. At the beginning of December, the 10-year Treasury yield was at 4.43%. It started 2006 at virtually the same level (4.39%) but peaked at 5.25% at mid-year. Likewise, the 5-year Treasury began at 4.35%, topped out at 5.23% and then moved back to 4.39% by December, essentially unchanged.

     The high yield market finished out 2006 strong. The Lehman High Yield Index returned +11.85%. The Lehman 2% Issuer-Capped Index was +10.76%. These results easily beat the returns of the 10-year Treasury (+1.44%), investment grade corporates (Lehman Aggregate Index, +4.33%) and emerging market dollar - denominated bonds (J.P. Morgan Emerging Market Bond Index +9.96%).

     Even more impressive was the depth and resiliency of the market. It digested a near-record $148 billion of new issues, including $29 billion in November alone. In January, NRG Energy's $3.6 billion new issue was one of the largest ever. By the end of the year, three others had come to market that were larger: Freescale Semiconductor ($6 billion), HCA ($5.7 billion) and NXP (Philips) ($3.8 billion).

     While Treasury yields were a neutral factor, strong equity markets created a bullish environment, defaults dropped to a mere 17 companies (out of 1,033) and a rock-bottom .84% default rate. Also, with a boost from a new rating methodology at Moody's, upgrades led downgrades by 1.17 to 1, the best ratio since 1997 and a far cry from 2002, when it was a mere .32 to 1.

     If one were looking for trends in 2006, they could probably be summed up by two acronyms: Leveraged Buy-Out (LBO) and Credit Default Swap (CDS). (A CDS is an agreement whereby two parties exchange credit risk without explicitly buying or selling a debt instrument.) A tremendous amount of money poured into private equity funds, which formed syndicates to acquire ever larger companies. HCA, at $33 billion, set the record. LBOs created 24% of new issuance in 2006, up from 13% in 2005.

     The LBO situation turned credit analysis upside down. While defaults normally account for the greatest risk to principal, in 2006 a greater risk was the re-levering of companies whose bonds had "investment grade" covenants (no pledge by the bond issuer to buy back the bond at face value in the event of a takeover). The name of the game in the investment grade world was "who will be next?" and companies with better balance sheets and depressed stock prices became the best targets for LBOs. In high yield, about 25% of all bonds, mostly former investment grade, had no re-levering protection.

     The second major trend was the further development of the CDS market. This enabled participants to insure or issue insurance on the probability of default without having to deal with individual bonds and their covenants and interest rate-related movements. In the high-grade world, CDS accounted for 70% of all trading. In high yield, it was about 25% last year and could exceed 50% in 2007.

     February was rolling right along as previous months until near month-end when the Chinese market began clamping down on illegal equity investing. That sparked a one-day decline of 8.8% in the Chinese equity market, reverberations in other equity markets and a flight to quality. A "modest breather" began to unfold in March. The Lehman High Yield Index rose .11%, breaking a seven-month string of 1%+ gains. The high yield market returned to its winning ways in April, logging a +1.30% return (Lehman High Yield Index). The more widely followed Lehman 2% Issuer-Capped Index was also +1.30%. Investors who took more risk were again rewarded as the Caa subsegment returned 1.89%. It outperformed

HIGH YIELD BOND MARKET OVERVIEW
APRIL 30, 2007 (UNAUDITED)

the overall Index by over 2 percentage points for the 6-month period ending April 30, 2007.

     All of the four key variables that determine market performance were neutral to positive. Equities hit record highs, seemingly day-after-day. Treasury yields in the 5-10 year range inched lower as signs of economic slowing continued to emerge and market sentiment on the Fed's next move rose to 75% for easing. Defaults continued to be virtually non-existent with only two out of over 800 companies in the Lehman High Yield Index having that dubious distinction so far this year. The trailing 12 months default rate was a mere 0.64% through April (source JP Morgan). Finally, new issue supply stayed very tame at $11.8 billion for April, making March's outsized $20.8 billion look like an aberration ($6 billion of that was Freeport-McMoran Copper & Gold).

     The long-anticipated "credit correction" seems to be getting pushed further into the future. However, the seeds of a return to a more normal 3-4% default rate seem to have been planted. First, an astounding 60% of April's issuance was rated Caa by Moody's, the highest percentage since 1999. This has helped bring the CCC segment of the Lehman High Yield Index to 17.6%, its highest level ever. Since the rating agencies have been fairly predictive in the past, at some point the higher CCC mix can be expected to cause some problems.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the High Yield Bond Fund returned 6.32% for the six months ended April 30, 2007. The Fund underperformed the JP Morgan Global High-Yield Index ("Index") return of 7.41% and the Lipper High Current Yield Funds Index, which gained 6.99% for the period.

                                               ANNUALIZED TOTAL RETURNS
                                                PERIODS ENDED 4/30/07
                                        --------------------------------------
                                                                       SINCE
                                                      1       5       INCEP.
                                        6 MONTHS*    YEAR   YEARS   (12/29/00)
                                        ---------   -----   -----   ----------
Institutional Class(1,4) ............     6.32%     10.11%   9.04%     9.39%
PlanAhead Class(1,2,4) ..............     6.20%      9.87%   8.73%     9.03%
Lipper High Current
   Yield Funds Index (3) ............     6.99%     11.21%   9.64%     7.61%
JP MorganGlobal
   High Yield Index (3) .............     7.41%     12.43%  10.92%    10.19%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

(3.) The JPMorgan Global High-Yield Index ("JPMorgan Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and PlanAhead Class shares was 0.86% and 1.09%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index over the six-month period predominately due to issue selection and fund expenses, as sector allocation was positive. Issue selection in the Manufacturing, Service, and Other Corporate sectors detracted from performance for the six-month period, despite positive contribution from issue selections in the Consumer sector.

     From a sector allocation perspective, the Fund benefited from underweighting the two worst performing sectors in the Index - Utility and Finance, which gained 5.2% and 3.6%, respectively. Overweighting the Cable/Media sector (up 8.6%) also benefited performance for the period. Underweighting the Other Corporate sector and not owning Transportation sector positions hurt the Fund's relative performance, as they were the two top performing sectors for the period with returns of over 9%. It is important to note that any sector over- or underweighting is a residual of the investment process and not an active part of the Fund's strategy.

     The sub-advisors' "bottom-up", research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                                             % OF
                                                          NET ASSETS
                                                          ----------
General Motors Acceptance Corp., 6.875%, Due 9/15/2011       1.1%
Charter Communications Holdings, 10.250%, Due 9/15/2010      1.1%
Turning Stone Resort & Casino, 9.125%, Due 12/15/2010        1.1%
UmbrellaAcquisition, Inc., 9.750%, Due 3/15/2015             1.0%
Chesapeake Energy Corp., 7.625%, Due 7/15/2013               1.0%
HCA, Inc., 9.250%, Due 11/15/2016                            1.0%
PetroQuest Energy, Inc., 10.375%, Due 5/15/2012              0.9%
Insight Communications, Inc., 12.250%, Due 2/15/2011         0.8%
E*Trade Financial Corp., 8.000%, Due 6/15/2011               0.8%
Idearc, Inc., 8.000%, Due 11/15/2016                         0.8%

SECTOR ALLOCATION

                % OF
            FIXED INCOME
            ------------
Corporate      100.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The PlanAhead Class of the Enhanced Income Fund returned 3.28% for the six months ended April 30, 2007. Its benchmark, a blend of 75% Lehman Brothers Aggregate and 25% Merrill Lynch All U.S. Convertibles Index, returned 3.82%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 2.69% for the same period.

                                                 ANNUALIZED TOTAL RETURNS
                                                  PERIODS ENDED 4/30/07
                                         ---------------------------------------
                                                                          SINCE
                                                                         INCEP.
                                         6 MONTHS*   1 YEAR   3 YEARS   (7/1/03)
                                         ---------   ------   -------   --------
PlanAhead Class(1,4) .................     3.28%      6.67%    4.45%      4.15%
Lipper Intermediate
   Investment Grade Index (2) ........     2.69%      7.28%    4.34%      3.53%
Linked Lehman Bros.
   Aggregrate Index (2) ..............     2.59%      6.59%    3.58%      2.82%
Merrill Lynch All U.S.
   Convertibles Index (2) ............     7.40%     11.46%    8.82%     10.40%
Enhanced Income
   Composite Index(3) ................     3.82%      7.85%    4.92%      4.72%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares

(2.) The Linked Lehman Brothers Aggregate Index represents returns of the Lehman
     Bros. Gov./Credit Intermediate Index ("Intermediate Index") up to October 31, 2006 and the Lehman Bros. Aggregate Index ("Aggregate Index") thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Linked Lehman Brothers Aggregate Index and the Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the PlanAhead Class shares was 0.96%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in securities including convertible bonds, convertible preferreds, high yield bonds, and equities in order to try to enhance the return of the overall Fund.

     During the six-month period, the investment grade bond portion of the Fund returned 2.6% before expenses which equaled the 2.6% return for the Lehman Brothers Aggregate Index. This portion of the Fund benefited from an overweight position in Corporate securities. This positive performance was offset by an underweighting in Mortgages, which detracted from relative performance.

     The remaining portion of the Fund, managed by the Fund's sub-advisor, returned 7.3% before expenses. These results slightly trailed the 7.4% return of the Merrill Lynch All U.S. Convertibles Index ("ML Index"). This portion of the Fund was helped by having greater equity sensitivity relative to the ML Index. Convertible issues with higher equity sensitivity performed well, reflecting the positive returns within the equity markets for the period. However, this portion of the Fund also held non-convertible common stocks and corporate bonds, in an effort to manage the risk/reward potential of the Fund. The non-convertible holdings lagged the ML Index return and detracted from relative returns.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                                 % OF
                                              NET ASSETS
                                              ----------
U.S. Treasury Note, 4.875%, Due 8/15/2016        2.7%
Federal National Mortgage Association, Pool
   #745418, 5.500%, Due 4/1/2036                 2.6%
Federal National Mortgage Association, Pool
   #745275, 5.000%, Due 2/1/2036                 2.6%
Federal National Mortgage Association, Pool
   #256022, 5.500%, Due 12/1/2035                2.6%
Federal Home Loan Mortgage Corp., Pool
   G08079, 5.000%, Due 9/1/2035                  2.6%
U.S. Treasury Bond, 7.875%, Due 2/15/2021        2.3%
U.S. Treasury Note, 4.000%, Due 2/15/2014        1.9%
Federal National Mortgage Association, Pool
   #897820, 6.000%, Due 9/1/2036                 1.8%
U.S. Treasury Note, 4.750%, Due 5/15/2014        1.5%
Citigroup, Inc., 5.125%, Due 2/14/2011           1.5%

FIXED-INCOME SECTOR ALLOCATION

                              % OF
                          FIXED INCOME
                          ------------
Corporate Bonds               35.1%
Mortgage-Backed               28.3%
Total Convertible Bonds       16.5%
Treasury                      15.3%
Asset-Backed                   4.8%

EQUITY SECTOR ALLOCATION

                           % OF
                         EQUITIES
                         --------
Information Technology     32.3%
Financials                 29.4%
Industrials                11.7%
Consumer Discretionary      9.9%
Healthcare                  9.0%
Consumer Staples            7.7%

     Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the Intermediate Bond Fund returned 3.05% for the six months ended April 30, 2007, outperforming the Lehman Brothers Aggregate Index ("Index") return of 2.64% and the Lipper Intermediate Investment Grade Index return of 2.69%.

                                      ANNUALIZED TOTAL RETURNS
                                        PERIODS ENDED 4/30/07
                               --------------------------------------
                                                              SINCE
                                                      5       INCEP.
                               6 MONTHS*   1 YEAR   YEARS   (9/15/97)
                               ---------   ------   -----   ---------
Institutional Class(1,3) ...     3.05%      7.75%   4.84%     5.77%
Lipper Intermediate Inv.
   Grade Index (2) .........     2.69%      7.28%   4.98%     5.76%
Lehman Bros. Agg.
   Index (2) ...............     2.64%      7.36%   5.06%     6.15%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Since inception return for the Lehman Brothers Aggregate Index is from 8/31/97. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional Class shares was 0.38%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund's excess performance relative to the Index was primarily due to good security selection in the Corporate sector. The Fund's duration overall was similar to that of the Index over the course of the six months; however, an overweight in intermediate maturities (2 to 4 years) added value as the yield curve steepened during the period. Finally, the Fund was overweight versus the Index in BBB and A quality bonds, which performed better than higher quality bonds.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS

                                               % OF
                                                NET
                                              ASSETS
                                              ------
U.S. Treasury Note, 4.750%, Due 5/15/2014      5.8%
U.S. Treasury Note, 4.625%, Due 2/15/2017      3.0%
U.S. Treasury Note, 4.375%, Due 8/15/2012      2.1%
U.S. Treasury Bond, 4.500%, Due 2/15/2036      1.8%
U.S. Treasury Note, 4.875%, Due 4/30/2011      1.7%
U.S. Treasury Note, 4.625%, Due 2/29/2012      1.5%
Federal National Mortgage Association, Pool
   #735224, 5.500%, Due 2/1/2035               1.3%
Federal Home Loan Mortgage Corp., 5.250%,
   Due 2/24/2011                               1.2%
Chase Mortgage Finance Corp., 6.060%, Due
   9/25/2036                                   1.2%
U.S. Treasury Note, 3.875%, Due 5/15/2010      1.2%

SECTOR ALLOCATION

                   % OF
                   FIXED
                  INCOME
                  ------
Mortgage-Backed    38.2%
Corporates         29.5%
U.S. Treasury      26.0%
U.S. Agency         3.8%
Asset-Backed        2.5%

     Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
APRIL 30, 2007 (UNAUDITED)

     The Institutional Class of the Short-Term Bond Fund returned 3.11% for the six months ended April 30, 2007, which outperformed the Merrill Lynch 1-3 Year Gov/Corp Index (the "Index") return of 2.42% and the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 2.51%.

                                           ANNUALIZED TOTAL RETURNS
                                            PERIODS ENDED 4/30/07
                                   ---------------------------------------
                                   6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                                   ---------   ------   -------   --------
Institutional Class(1,3) .......     3.11%      6.05%    3.58%      4.91%
PlanAhead Class(1,3) ...........     2.73%      5.50%    3.01%      4.39%
Lipper Short Inv. Grade
   Index (2) ...................     2.51%      5.40%    3.13%      4.50%
Merrill Lynch 1-3 Yr.
   Gov./Corp. Index(2) .........     2.42%      5.32%    3.34%      4.98%

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(2.) The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and PlanAhead Class shares was 0.36% and 0.91%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     A majority of the Fund's outperformance during the period was attributable to class action settlement proceeds that the Fund received in December 2006 that were related to investment activity in 2002.

     The Fund's remaining outperformance during the period was due to its overweight positions in the Corporate and Asset-Backed sectors - both of which outperformed Treasuries and Agencies during the period. The Fund's duration was neutral to the Index during the period and did not play a significant role in its relative total returns.

     The Fund benefited from an overweight position in the Corporate sector, which produced the highest returns of the major sectors. Despite a volatile interruption from Asia, credit spreads ended the period essentially unchanged allowing Corporates to outperform Treasuries and Agencies due to their incremental yield to maturity. The Fund did not have exposure to the sub-prime mortgage industry, which also helped relative total returns during the period.

     The Fund also maintained its overweight position in the Asset-Backed sector, including Credit Cards and Autos, which outperformed Treasuries and Agencies due to its incremental yield to maturity.

     The Fund's duration was gradually moved towards neutral after the Federal Reserve Bank (the "Fed") stopped raising interest rates in June 2006. Since then, short-term interest rates have been in a fairly narrow range, the economic data has been mixed and the Fund's duration has been neutral. As the economic situation develops, the Fund's duration will likely be adjusted to take advantage of potential moves by the Fed.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
APRIL 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                           % OF
                                         NET ASSETS
                                         ----------
General Electric Capital Corp.,
   5.875%, Due 2/15/2012                    3.4%
Banc of America Securities Auto Trust,
   4.080%, Due 4/18/2010                    3.3%
HSBC Automotive Trust, 4.350%,
   Due 6/18/2012                            3.3%
DaimlerChrysler Auto Trust, 3.28%,
   Due 12/8/2009                            3.3%
Merrill Lynch & co., Inc., 6.00%,
   Due 2/17/2009                            2.8%
Wachovia Corp., 6.400%, Due 4/1/2008        2.8%
John Deere Capital Corp., 4.125%,
   Due 1/15/2010                            2.7%
Comerica Bank, 6.000%, Due 10/1/2008        2.5%
MBNA Corp., 7.500%, Due 3/15/2012           2.4%
Washington Mutual, Inc., 8.250%,
   Due 4/1/2010                             2.4%

SECTOR ALLOCATION

                      % OF
                  FIXED INCOME
                  ------------
Corporate Bonds       72.2%
Asset-Backed          21.5%
Mortgage-Backed        6.3%

     Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

FUND EXPENSES - ACTUAL
APRIL 30, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2006 through April 30, 2007.

ACTUAL EXPENSES

     The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the "Expenses Paid During Period" for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                                                          SMALL CAP                HIGH
                                                   LARGE CAP   MID-CAP      VALUE      EMERGING    YIELD                  SHORT-TERM
                                         BALANCED    GROWTH     VALUE    OPPORTUNITY   MARKETS      BOND    INTERMEDIATE     BOND
INSTITUTIONAL CLASS                        FUND       FUND       FUND       FUND         FUND       FUND      BOND FUND      FUND
-------------------                     ---------  ---------  ---------  -----------  ---------  ---------  ------------  ----------
Beginning Account Value 11/1/06 ......  $1,000.00  $1,000.00  $1,000.00   $1,000.00   $1,000.00  $1,000.00   $1,000.00    $1,000.00
Ending Account Value 04/30/07 ........  $1,077.51  $1,060.05  $1,103.94   $1,076.41   $1,187.62  $1,063.18   $1,030.50    $1,031.12
Expenses Paid During Period
   11/1/06 - 04/30/07* ...............  $    2.88  $    4.75  $    4.90   $    5.41   $    8.14  $    4.40   $    1.71    $    1.76
Annualized Expense Ratio .............       0.56%      0.90%      0.94%       1.05%       1.50%      0.84%       0.34%        0.35%

                                                               SMALL CAP
                                                    MID-CAP      VALUE      EMERGING     HIGH     ENHANCED
                                         BALANCED    VALUE    OPPORTUNITY   MARKETS     YIELD      INCOME   SHORT-TERM
PLANAHEAD CLASS                            FUND       FUND       FUND **      FUND    BOND FUND     FUND     BOND FUND
---------------                         ---------  ---------  -----------  ---------  ---------  ---------  ----------
Beginning Account Value 11/1/06 ......  $1,000.00  $1,000.00   $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Ending Account Value 04/30/07 ........  $1,076.14  $1,102.19   $1,074.37   $1,185.23  $1,062.03  $1,032.84  $1,027.29
Expenses Paid During Period
   11/1/06 - 04/30/07 * ..............  $    4.27  $    6.31   $    6.63   $   10.02  $   5 .52  $    4.74  $    4.37
Annualized Expense Ratio .............       0.83%      1.21%       1.29%       1.85%     1 .08%      0.94%      0.87%

                                      BALANCED
SERVICE CLASS                           FUND
-------------                        ---------
Beginning Account Value 11/1/06 ..   $1,000.00
Ending Account Value 04/30/07 ....   $1,074.50
Expenses Paid During Period
   11/1/06 - 04/30/07 * ..........   $    5.61
Annualized Expense Ratio .........        1.09%

                                      BALANCED    LARGE CAP      MID-CAP      EMERGING
AMR CLASS                               FUND     GROWTH FUND   VALUE FUND   MARKETS FUND
---------                            ---------   -----------   ----------   ------------
Beginning Account Value 11/1/06 ..   $1,000.00    $1,000.00    $1,000.00     $1,000.00
Ending Account Value 4/30/2007 ...   $1,078.26    $1,061.21    $1,104.11     $1,188.55
Expenses Paid During Period
   11/1/06 - 04/30/07 * ..........   $    1.60    $    3.07    $    4.07     $    6.67
Annualized Expense Ratio .........        0.31%        0.60%        0.78%         1.23%

----------
* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half- year period.

                             See accompanying notes

FUND EXPENSES - HYPOTHETICAL
April 30, 2007 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                                     SMALL CAP                   HIGH                      SHORT-
                                            LARGE CAP    MID-CAP       VALUE       EMERGING     YIELD                       TERM
                                 BALANCED     GROWTH      VALUE     OPPORTUNITY    MARKETS       BOND     INTERMEDIATE      BOND
INSTITUTIONAL CLASS                FUND        FUND        FUND         FUND         FUND        FUND       BOND FUND       FUND
-------------------             ---------   ---------   ---------   -----------   ---------   ---------   ------------   ---------
Beginning Account Value
   11/1/06 ..................   $1,000.00   $1,000.00   $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00     $1,000.00
Ending Account Value
   04/30/07 .................   $1,022.02   $1,020.18   $1,020.13    $1,019.59    $1,017.36   $1,020.53    $1,023.11     $1,023.06
Expenses Paid During Period
   11/1/06-04/30/07 * .......   $    2.81   $    4.66   $    4.71    $    5.26    $    7.50   $    4.31    $    1.71     $    1.76
Annualized Expense Ratio ....        0.56%       0.90%       0.94%        1.05%        1.50%       0.84%        0.34%         0.35%

                                                         SMALL CAP
                                             MID-CAP       VALUE       EMERGING                 ENHANCED
                                 BALANCED     VALUE     OPPORTUNITY    MARKETS    HIGH YIELD     INCOME    SHORT-TERM
PLANAHEAD CLASS                    FUND        FUND       FUND **        FUND      BOND FUND      FUND      BOND FUND
---------------                 ---------   ---------   -----------   ---------   ----------   ---------   ----------
Beginning Account Value
   11/1/06 ..................   $1,000.00   $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00    $1,000.00
Ending Account Value
   04/30/07 .................   $1,020.68   $1,018.79    $1,018.40    $1,015.62   $1,019.44    $1,020.13    $1,020.48
Expenses Paid During Period
   11/1/06-04/30/07 * .......   $    4.16   $    6.06    $    6.46    $    9.25   $    5.41    $    4.71    $    4.36
Annualized Expense Ratio ....        0.83%       1.21%        1.29%        1.85%       1.08%        0.94%        0.87%

                                 BALANCED
SERVICE CLASS                      FUND
-------------                   ---------
Beginning Account Value
   11/1/06 ..................   $1,000.00
Ending Account Value
   04/30/07 .................   $1,019.39
Expenses Paid During Period
   11/1/06-04/30/07 * .......   $    5.46
Annualized Expense Ratio ....        0.83%

                                            LARGE CAP                 EMERGING
                                 BALANCED     GROWTH      MID-CAP     MARKETS
AMR CLASS                          FUND        FUND     VALUE FUND      FUND
---------                       ---------   ---------   ----------   ---------
Beginning Account Value
   11/1/06 ..................   $1,000.00   $1,000.00   $1,000.00    $1,000.00
Ending Account Value
   04/30/07 .................   $1,023.26   $1,021.82   $1,020.93    $1,018.70
Expenses Paid During Period
   11/1/06-04/30/07 * .......   $    1.56   $    3.01   $    3.91    $    6.16
Annualized Expense Ratio ....        0.31%       0.60%       0.78%        1.23%

----------
* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half- year period.

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
COMMON STOCKS - 59.11%
CONSUMER DISCRETIONARY - 7.07%
AUTO COMPONENTS - 0.18%
   Magna International, Inc. ......................         25,900   $     2,050
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 1.14%
   Carnival Corp. .................................        105,600         5,163
   McDonald's Corp. ...............................         24,600         1,188
   Wyndham Worldwide Corp. ## .....................        126,660         4,382
   Yum! Brands, Inc. ..............................         30,200         1,868
                                                                     -----------
                                                                          12,601
                                                                     -----------
HOUSEHOLD DURABLES - 2.11%
   Centex Corp. + .................................        169,200         7,575
   Fortune Brands, Inc. ...........................         50,800         4,069
   Koninklijke (Royal) Philips Electronics NV .....         30,531         1,253
   Lennar Corp. + .................................         96,600         4,126
   Newell Rubbermaid, Inc. ........................         56,500         1,733
   Pulte Homes, Inc. ..............................        172,900         4,651
                                                                     -----------
                                                                          23,407
                                                                     -----------
MEDIA - 1.33%
   CBS Corp. ......................................         80,400         2,554
   Idearc, Inc. + .................................         59,646         2,073
   The Interpublic Group of Companies, Inc. ## + ..        238,700         3,027
   R.H. Donnelley Corp. ## + ......................         53,200         4,154
   The Walt Disney Company Ltd. ...................         83,700         2,928
                                                                     -----------
                                                                          14,736
                                                                     -----------
MULTILINE RETAIL - 1.22%
   Federated Department Stores, Inc. + ............        113,454         4,983
   Target Corp. ...................................         61,300         3,639
   Wal-Mart Stores, Inc. ..........................        103,000         4,936
                                                                     -----------
                                                                          13,558
                                                                     -----------
SPECIALTY RETAIL - 1.09%
   Gap, Inc. ......................................          3,800            68
   The Home Depot, Inc. ...........................        261,500         9,903
   Liz Claiborne, Inc. ............................         48,200         2,156
                                                                     -----------
                                                                          12,127
                                                                     -----------
TOTAL CONSUMER DISCRETIONARY ......................                       78,479
                                                                     -----------
CONSUMER STAPLES - 3.80%
BEVERAGES - 0.52%
   Constellation Brands, Inc. ## + ................         22,700           509
   Diageo plc, ADR ................................         62,700         5,292
                                                                     -----------
                                                                           5,801
                                                                     -----------
FOOD & DRUG RETAILING - 0.17%
   Safeway, Inc. ..................................         53,000         1,924
                                                                     -----------

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
FOOD PRODUCTS - 0.84%
   General Mills, Inc. ............................         36,900   $     2,210
   Kraft Foods, Inc. ..............................        150,493         5,037
   Unilever plc, ADR + ............................         64,480         2,019
                                                                     -----------
                                                                           9,266
                                                                     -----------
TOBACCO - 2.27%
   Altria Group, Inc. .............................        131,200         9,042
   Gallaher Group plc, ADR ........................         20,900         1,897
   Imperial Tobacco Group plc, ADR ................        112,200         9,807
   UST, Inc. + ....................................         78,300         4,438
                                                                     -----------
                                                                          25,184
                                                                     -----------
TOTAL CONSUMER STAPLES ............................                       42,175
                                                                     -----------
ENERGY - 4.57%
OIL & GAS - 4.57%
   Chevron Corp. ..................................         86,228         6,708
   ConocoPhillips .................................        243,676        16,899
   Devon Energy Corp. .............................        104,000         7,578
   Duke Energy Corp. ..............................        206,700         4,241
   Occidental Petroleum Corp. .....................        145,600         7,382
   Petro-Canada ...................................         39,400         1,747
   Royal Dutch Shell plc, ADR + ...................         58,300         4,122
   Sunoco, Inc. ...................................         27,400         2,070
                                                                     -----------
TOTAL ENERGY ......................................                       50,747
                                                                     -----------
FINANCIALS - 17.33%
BANKS - 4.75%
   Bank of New York, Inc. .........................         41,000         1,660
   Bank of America Corp. ..........................        410,596        20,899
   Comerica, Inc. .................................         31,400         1,944
   First Horizon National Corp. + .................         28,300         1,110
   KeyCorp ........................................         64,700         2,308
   SunTrust Banks, Inc. ...........................         11,100           937
   U.S. Bancorp ...................................        118,360         4,066
   UnionBanCal Corp. ..............................         16,000           984
   Wachovia Corp. . ...............................         80,400         4,465
   Washington Mutual, Inc. + ......................        191,400         8,035
   Wells Fargo & Co. ..............................        178,200         6,395
                                                                     -----------
                                                                          52,803
                                                                     -----------
DIVERSIFIED FINANCIALS - 6.21%
   The Bear Stearns Cos., Inc. ....................         22,900         3,565
   Capital One Financial Corp. + ..................         41,700         3,097
   Citigroup, Inc. ................................        304,842        16,346
   Federal Home Loan Mortgage Corp. ...............         94,000         6,089
   Federal National Mortgage Association ..........         49,900         2,940
   The Goldman Sachs Group, Inc. ..................         19,700         4,307
   JP Morgan Chase & Co. ..........................        293,534        15,293
   Merrill Lynch & Co., Inc. ......................         46,300         4,178

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Morgan Stanley Dean Witter & Co. ...............         58,600   $     4,923
   SLM Corp. ......................................        152,000         8,182
                                                                     -----------
                                                                          68,920
                                                                     -----------
INSURANCE - 6.03%
   ACE Ltd. .......................................         81,800         4,864
   The Allstate Corp. .............................         93,700         5,839
   American International Group, Inc. .............        109,800         7,676
   AON Corp. ......................................         32,100         1,244
   Assurant, Inc. .................................         17,000           978
   Conseco, Inc. ## + .............................         95,000         1,681
   Genworth Financial, Inc. .......................        171,400         6,254
   The Hartford Financial Services Group, Inc. ....         21,200         2,145
   MetLife, Inc. ..................................        143,880         9,453
   MGIC Investment Corp. + ........................         53,100         3,272
   Prudential Financial, Inc. .....................         12,800         1,216
   The Travelers Companies, Inc. ..................        180,700         9,776
   UnumProvident Corp. + ..........................        182,700         4,546
   XL Capital Ltd. ................................        102,900         8,024
                                                                     -----------
                                                                          66,968
                                                                     -----------
REAL ESTATE - 0.34%
   The St. Joe Co. + ..............................         67,800         3,839
                                                                     -----------
TOTAL FINANCIALS ..................................                      192,530
                                                                     -----------
HEALTH CARE - 5.06%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.56%
   Baxter International, Inc. .....................        109,800         6,218
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 1.47%
   Cigna Corp. ....................................         32,500         5,057
   Omnicare, Inc. .................................          6,400           212
   Tenet Healthcare Corp. ## + ....................        274,000         2,033
   UnitedHealth Group, Inc. .......................         53,000         2,812
   WellPoint, Inc. ## .............................         79,600         6,286
                                                                     -----------
                                                                          16,400
                                                                     -----------
PHARMACEUTICALS - 3.03%
   Bristol-Myers Squibb Co. .......................        268,300         7,743
   Eli Lilly & Co. ................................         61,900         3,660
   Johnson & Johnson ..............................         26,000         1,670
   Merck & Co., Inc. ..............................         27,000         1,389
   Pfizer, Inc. ...................................        408,500        10,809
   Schering-Plough Corp. ..........................        155,800         4,944
   Wyeth Corp. ....................................         61,700         3,424
                                                                     -----------
                                                                          33,639
                                                                     -----------
TOTAL HEALTH CARE .................................                       56,257
                                                                     -----------

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
INDUSTRIALS - 7.56%
AEROSPACE & DEFENSE - 1.67%
   The Boeing Co. .................................         56,800   $     5,282
   Northrop Grumman Corp. .........................         78,800         5,803
   Raytheon Co. ...................................         73,900         3,957
   United Technologies Corp. ......................         52,500         3,524
                                                                     -----------
                                                                          18,566
                                                                     -----------
AIR FREIGHT & COURIERS - 0.21%
   FedEx Corp. ....................................         22,000         2,320
INDUSTRIAL CONGLOMERATES - 3.24%
   3M Co. .........................................         51,400         4,254
   General Electric Co. ...........................        221,200         8,154
   Honeywell International, Inc. ..................        205,600        11,139
   Textron, Inc. ..................................         33,800         3,437
   Tyco International Ltd. ........................        274,900         8,970
                                                                     -----------
                                                                          35,954
                                                                     -----------
MACHINERY - 1.87%
   Caterpillar, Inc. ..............................         71,100         5,163
   Flowserve Corp. ................................         70,300         4,289
   Illinois Tool Works, Inc. + ....................        132,400         6,793
   ITT Industries, Inc. ...........................         70,800         4,518
                                                                     -----------
                                                                          20,763
                                                                     -----------
RENTAL AUTO/EQUIPMENT - 0.06%
   Avis Budget Group, Inc. ........................         24,630           693
                                                                     -----------
TRANSPORTATION INFRASTRUCTURE - 0.51%
   Burlington Northern Santa Fe Corp. .............         64,600         5,655
                                                                     -----------
TOTAL INDUSTRIALS .................................                       83,951
                                                                     -----------
INFORMATION TECHNOLOGY - 5.35%
COMMERCIAL SERVICES & SUPPLIES - 0.36%
   First Data Corp. ...............................        124,600         4,037
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 0.48%
   Nokia Corp., ADR ## ............................        211,100         5,330
                                                                     -----------
COMPUTERS & PERIPHERALS - 1.55%
   Hewlett-Packard Co. ............................        214,700         9,047
   International Business Machines Corp. ..........         79,600         8,136
                                                                     -----------
                                                                          17,183
                                                                     -----------
IT CONSULTING & SERVICES - 0.89%
   Computer Sciences Corp. ## + ...................         32,000         1,777
   Electronic Data Systems Corp. ..................        278,200         8,135
                                                                     -----------
                                                                           9,912
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.22%
   Intel Corp. ....................................        115,000   $     2,473
                                                                     -----------
SOFTWARE - 1.85%
   BMC Software, Inc. ## ..........................         56,300         1,822
   CA, Inc. .......................................        377,574        10,293
   Microsoft Corp. ................................        279,200         8,359
                                                                     -----------
                                                                          20,474
                                                                     -----------
TOTAL INFORMATION TECHNOLOGY ......................                       59,409
                                                                     -----------
MATERIALS - 2.26%
CHEMICALS - 1.48%
   Air Products & Chemicals, Inc. .................         29,200         2,234
   Dow Chemical Co. ...............................         46,900         2,092
   E. I. du Pont de Nemours & Co. .................         50,200         2,468
   Eastman Chemical Co. + .........................         37,400         2,532
   Lyondell Chemical Co. + ........................        156,900         4,883
   PPG Industries, Inc. ...........................         30,600         2,252
                                                                     -----------
                                                                          16,461
                                                                     -----------
METALS & MINING - 0.54%
   Alcoa, Inc. ....................................        168,996         5,998
                                                                     -----------
PAPER & FOREST PRODUCTS - 0.24%
   Weyerhaeuser Co. ...............................         32,800         2,598
                                                                     -----------
TOTAL MATERIALS ...................................                       25,057
                                                                     -----------
TELECOMMUNICATION SERVICES - 2.31%
DIVERSIFIED TELECOMMUNICATION - 2.31%
   AT&T, Inc. .....................................        371,477        14,384
   Verizon Communications, Inc. ...................        294,428        11,241
                                                                     -----------
TOTAL TELECOMMUNICATION SERVICES ..................                       25,625
                                                                     -----------
UTILITIES - 3.80%
ELECTRIC UTILITIES - 3.57%
   CenterPoint Energy, Inc. + .....................        131,600         2,478
   Dominion Resources, Inc. .......................         52,200         4,760
   DTE Energy Co. .................................         40,000         2,023
   Entergy Corp. ..................................         68,700         7,773
   Exelon Corp. ...................................        226,200        17,058
   FPL Group, Inc. ................................         62,900         4,049
   Public Service Enterprise Group, Inc. ..........         17,200         1,487
                                                                     -----------
                                                                          39,628
                                                                     -----------
GAS UTILITIES - 0.23%
   Spectra Energy Corp. ...........................         98,300         2,566
                                                                     -----------
TOTAL UTILITIES ...................................                       42,194
                                                                     -----------
TOTAL COMMON STOCKS ...............................                      656,424
                                                                     -----------

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 7.03%
BANKS - 1.22%
   Banco Popular North America, Inc.,
      4.25%, Due 4/1/2008 .........................   $        500   $       493
   Bank of America Corp.,
      5.375%, Due 8/15/2011 .......................          1,015         1,027
      7.80%, Due 9/15/2016 ........................          1,000         1,169
   Bank One Corp.,
      5.90%, Due 11/15/2011 .......................            835           858
      4.90%, Due 4/30/2015 ........................            450           434
   Citigroup, Inc.,
      5.125%, Due 2/14/2011 .......................          2,500         2,504
   Credit Suisse First Boston,
      6.50%, Due 5/1/2008 + ++ ....................            750           757
   ING Bank, NV,
      5.125%, Due 5/1/2015 ++ .....................            450           444
   JPMorgan Chase & Co.,
      6.75%, Due 2/1/2011 .........................          1,200         1,262
   National City Bank,
      4.50%, Due 3/15/2010 ........................          1,500         1,472
   Synovus Financial Corp.,
      4.875%, Due 2/15/2013 .......................            450           443
   Wachovia Corp.,
      5.70%, Due 8/1/2013 .........................            585           600
   Washington Mutual Finance Corp.,
      6.875%, Due 5/15/2011 .......................            660           702
   Washington Mutual, Inc.,
      8.25%, Due 4/1/2010 .........................            500           540
      4.625%, Due 4/1/2014 ........................            950           888
                                                                     -----------
                                                                          13,593
                                                                     -----------
BASIC MATERIALS - 0.10%
   Alcoa, Inc.,
      5.90%, Due 2/1/2027 .........................            360           358
   BHP Billiton Finance USA Ltd.,
      4.80%, Due 4/15/2013 ........................            450           439
   Weyerhaeuser Co.,
      5.95%, Due 11/1/2008 ........................            340           343
                                                                     -----------
                                                                           1,140
                                                                     -----------
COMMUNICATIONS - 0.33%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 .......................            950         1,090
   Comcast Corp.,
      5.30%, Due 1/15/2014 ........................            710           704
      5.875%, Due 2/15/2018 .......................            345           348
   Time Warner Cable, Inc.,
      5.85%, Due 5/1/2017 ++ ......................          1,180         1,187

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Time Warner, Inc.,
      6.50%, Due 11/15/2036 .......................   $        370   $       370
                                                                     -----------
                                                                           3,699
                                                                     -----------
CONSUMER DISCRETIONARY - 0.17%
   Costco Wholesale Corp.,
      5.50%, Due 3/15/2017 ........................            680           686
   Wal-Mart Stores, Inc.,
      4.55%, Due 5/1/2013 .........................            635           616
      7.55%, Due 2/15/2030 ........................            450           545
                                                                     -----------
                                                                           1,847
                                                                     -----------
ENERGY - 0.22%
   Apache Corp.,
      5.25%, Due 4/15/2013 ........................            545           546
   Canadian Natural Resources Ltd.,
      5.70%, Due 5/15/2017 ........................            400           401
      6.25%, Due 3/15/2038 ........................            500           497
   EOG Resources, Inc.,
      4.75%, Due 3/15/2014 ++ .....................            425           411
   Pemex Project Funding Master Trust,
      8.50%, Due 2/15/2008 + ......................            610           624
                                                                     -----------
                                                                           2,479
                                                                     -----------
FINANCE - 0.97%
   American General Finance Corp.,
      5.375%, Due 9/1/2009 ........................          1,090         1,095
      4.875%, Due 5/15/2010 .......................            500           499
   Ameriprise Financial, Inc.,
      5.35%, Due 11/15/2010 .......................            975           983
   The Bear Stearns Cos., Inc.,
      2.875%, Due 7/2/2008 ........................            800           778
   Capital One Financial Corp.,
      5.70%, Due 9/15/2011 ........................            750           757
   General Electric Capital Corp.,
      4.375%, Due 3/3/2012 ........................            995           967
   The Goldman Sachs Group, Inc.,
      4.75%, Due 7/15/2013 ........................            400           387
   Hartford Financial Services Group, Inc.,
      5.375%, Due 3/15/2017 .......................            540           537
   HSBC Finance Corp.,
      5.25%, Due 1/14/2011 + ......................          2,000         2,001
   International Lease Finance Corp.,
      6.375%, Due 3/15/2009 .......................          1,025         1,048
   Lehman Brothers Holdings, Inc.,
      4.25%, Due 1/27/2010 + ......................            450           441
   Merrill Lynch & Co., Inc.,
      5.45%, Due 7/15/2014 ........................            400           402
      6.11%, Due 1/29/2037 ........................            500           497
   SLM Corp.,
      5.45%, Due 4/25/2011 ........................            335           323
                                                                     -----------
                                                                          10,715
                                                                     -----------

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
INDUSTRIALS - 1.13%
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 ........................   $        500   $       489
   Con-way, Inc.,
      8.875%, Due 5/1/2010 ........................          1,850         2,013
   CRH America, Inc.,
      6.00%, Due 9/30/2016 ........................            435           445
   CSX Corp.,
      6.75%, Due 3/15/2011 ........................            500           525
   DaimlerChrysler NA Holding Corp.,
      7.75%, Due 1/18/2011 ........................          1,000         1,081
      5.875%, Due 3/15/2011 .......................            450           458
      5.75%, Due 9/8/2011 .........................            550           558
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 .......................          1,250         1,221
      5.40%, Due 10/17/2011 .......................            655           663
   Martin Marietta Materials, Inc.,
      6.90%, Due 8/15/2007 ........................            200           201
   Masco Corp.,
      6.125%, Due 10/3/2016 .......................            430           434
   Nissan Motor Acceptance Corp.,
      5.625%, Due 3/14/2011 ++ ....................            500           504
   Norfolk Southern Corp.,
      8.625%, Due 5/15/2010 .......................            500           547
   Unilever Capital Corp.,
      7.125%, Due 11/1/2010 .......................          2,000         2,123
   Union Pacific Corp.,
      3.875%, Due 2/15/2009 .......................            775           758
      6.50%, Due 4/15/2012 ........................            450           472
                                                                     -----------
                                                                          12,492
                                                                     -----------
INSURANCE - 0.83%
   Aegon Funding Corp.,
      5.75%, Due 12/15/2020 .......................            450           459
   American International Group, Inc.,
      6.25%, Due 5/1/2036 .........................            450           477
   ASIF Global Financing,
      3.90%, Due 10/22/2008 ++ ....................            700           687
   The Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .......................          1,150         1,155
   John Hancock Global Funding II,
      7.90%, Due 7/2/2010 ++ ......................          1,375         1,486
   Liberty Mutual Insurance Co.,
      7.875%, Due 10/15/2026 + ++ .................          1,500         1,702
   Lincoln National Corp.,
      4.75%, Due 2/15/2014 ........................            200           193
   MetLife, Inc.,
      5.375%, Due 12/15/2012 ......................            660           668
      5.00%, Due 6/15/2015 ........................            485           473

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Metropolitan Life Global Funding I,
      4.625%, Due 8/19/2010 ++ ....................   $        700   $       694
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ........................            400           386
      5.10%, Due 9/20/2014 ........................            535           526
   Willis North America, Inc.,
      6.20%, Due 3/28/2017 ........................            360           361
                                                                     -----------
                                                                           9,267
                                                                     -----------
PHARMACEUTICALS - 0.25%
   Abbott Laboratories,
      5.60%, Due 5/15/2011 ........................            510           520
   Amgen, Inc.,
      4.00%, Due 11/18/2009 .......................            540           526
   Hospira, Inc.,
      6.05%, Due 3/30/2017 ........................            360           364
   Schering-Plough Corp.,
      6.75%, Due 12/1/2033 ........................            525           586
   Wyeth Corp.,
      5.50%, Due 2/1/2014 .........................            780           789
                                                                     -----------
                                                                           2,785
                                                                     -----------
REAL ESTATE - 0.35%
   Equity Residential,
      5.125%, Due 3/15/2016 .......................            385           376
   iStar Financial, Inc.,
      5.85%, Due 3/15/2017 ........................            750           748
   ProLogis Trust,
      7.10%, Due 4/15/2008 ........................            470           475
   ProLogis,
      5.50%, Due 4/1/2012 .........................            450           455
      5.625%, Due 11/15/2016 + ....................            450           454
   Simon Property Group LP,
      6.375%, Due 11/15/2007 ......................            400           402
      5.375%, Due 6/1/2011 ........................            450           453
      5.75%, Due 12/1/2015 ........................            560           570
                                                                     -----------
                                                                           3,933
                                                                     -----------
TECHNOLOGY - 0.15%
   Cisco Systems, Inc.,
      5.25%, Due 2/22/2011 ........................            950           957
      5.50%, Due 2/22/2016 ........................            725           729
                                                                     -----------
                                                                           1,686
                                                                     -----------
TELEPHONE - 0.63%
   America Movil, S.A. de C.V.,
      6.375%, Due 3/1/2035 ........................            675           683
   AT&T, Inc.,
      5.10%, Due 9/15/2014 ........................            625           614
      5.625%, Due 6/15/2016 .......................            995         1,002
      6.80%, Due 5/15/2036 + ......................            225           244

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Cingular Wireless Services, Inc.,
       8.75%, Due 3/1/2031 ........................   $        445   $       582
   Deutsche Telekom AG,
      8.00%, Due 6/15/2010 ........................            380           411
   Nextel Communications, Inc.,
      6.875%, Due 10/31/2013 ......................            615           632
   Sprint Capital Corp.,
      8.375%, Due 3/15/2012 .......................            450           501
   Telecom Italia S.p.A.,
      4.00%, Due 11/15/2008 .......................            580           570
   Telefonica Emisiones SAU,
      5.984%, Due 6/20/2011 .......................            380           390
   Verizon Communications, Inc.,
      5.50%, Due 4/1/2017 .........................            500           498
   Vodafone Group plc,
      6.15%, Due 2/27/2037 ........................            840           828
                                                                     -----------
                                                                           6,955
                                                                     -----------
UTILITIES - 0.68%
   Columbus Southern Power Co.,
      5.50%, Due 3/1/2013 .........................            830           836
   Dominion Resources, Inc.,
      Series A, 5.60%, Due 11/15/2016 .............            345           346
   Duke Energy Indiana, Inc.,
      6.05%, Due 6/15/2016 + ......................            520           538
   FPL Group Capital, Inc.,
      5.625%, Due 9/1/2011 ........................          1,025         1,043
   MidAmerican Energy Holdings Co.,
      5.875%, Due 10/1/2012 .......................          1,070         1,105
      6.125%, Due 4/1/2036 ........................            450           457
   Public Service Enterprise Group, Inc.,
      6.95%, Due 6/1/2012 .........................            925           989
   Puget Sound Energy, Inc.,
      6.274%, Due 3/15/2037 .......................            370           380
   Southern Power Co.,
      6.25%, Due 7/15/2012 ........................            690           719
   Xcel Energy, Inc.,
      5.613%, Due 4/1/2017 ++ .....................          1,089         1,087
                                                                     -----------
                                                                           7,500
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS .......................                       78,091
                                                                     -----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.23%

COMMERCIAL MORTGAGE-BACKED SECURITY - 0.75%
   Banc of America Commercial Mortgage, Inc.,
      2005-6, 5.001%, Due 9/10/2047 ...............            829           825
   Bear Stearns Commercial Mortgage Securities,
      Inc.,
      2006-T22 A2, 5.633%, Due 4/12/2038 ..........            590           597
      2006-PW13 A4, 5.54%, Due 9/11/2041 ..........          1,260         1,274

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
      2004-PWR5 A4, 4.831%, Due 7/11/2042 .........   $      1,015   $       993
      2005-T20 A2, 5.127%, Due 10/12/2042 .........            690           689
   Citigroup Commercial Mortgage Trust,
      2004-C2 A3, 4.38%, Due 10/15/2041 ...........            805           781
   General Electric Capital Commercial
      Mortgage Corp.,
      2003-C2 A2, 4.17%, Due 7/10/2037 ............            430           422
   JP Morgan Chase Commercial Mortgage
      Securities Corp.,
      2004-CBX A4, 4.529%, Due 1/12/2037 ..........            555           541
      2005-LDP1 A2, 4.625%, Due 3/15/2046 .........            845           833
   JPMorgan Chase Commercial Mortgage
      Securities Corp.,
      2005-LDP3 A1, 4.655%, Due 8/15/2042 .........            328           325
      2005-LDP4 A1, 4.613%, Due 10/15/2042 ........            260           258
   LB-UBS Commercial Mortgage Trust,
      2004-C1 A4, 5.424%, Due 2/15/2040 ...........            750           752
                                                                     -----------
                                                                           8,290
                                                                     -----------
WHOLE LOAN COLLATERALIZED MORTGAGE
   OBLIGATIONS - 0.48%
   Banc of America Mortgage Securities, Inc.,
      2004-8 3A1, 5.25%, Due 10/25/2019 ...........          1,161         1,155
   Chase Mortgage Finance Corp.,
      2006A1 A1, 6.06%, Due 9/25/2036 # ...........          1,255         1,259
   Chase Mortgage Financial Trust,
      2004-S1 A3, 5.50%, Due 2/25/2019 ............            142           142
   Prime Mortgage Trust,
      2005-2, 5.25%, Due 7/25/2020 ................          1,863         1,862
   Wells Fargo Mortgage Backed Securities Trust,
      2006-11 A8, 6.00%, Due 9/25/2036 ............            963           966
                                                                     -----------
                                                                           5,384
                                                                     -----------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS ......                       13,674
                                                                     -----------
ASSET-BACKED SECURITIES - 0.54%
   American Express Credit Account Master Trust,
      2006-2 A, 5.35%, Due 1/15/2014 ..............          2,000         2,032
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ......          1,500         1,503
   Capital One Multi-Asset Execution Trust,
      2006-A10 A10, 5.15%, Due 6/15/2014 ..........          1,450         1,463
   Volkswagen Auto Loan Enhanced Trust,
      2005-1 A4, 4.86%, Due 4/20/2012 .............          1,000           996
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES .....................                        5,994
                                                                     -----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.29%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.22%
   Pool # E90777, 5.50%, Due 8/1/2017 .............             74            74

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   Pool # G11295, 5.50%, Due 9/1/2017 .............   $        363   $       365
   Pool # E97381, 5.50%, Due 6/1/2018 .............            161           161
   Pool # E01492, 5.50%, Due 10/1/2018 ............          1,344         1,349
   Pool # E01602, 4.50%, Due 3/1/2019 .............            999           970
   Pool # G11879, 5.00%, Due 10/1/2020 ............          1,414         1,395
   Pool # G11994, 5.50%, Due 5/1/2021 .............            853           854
   Pool # G12486, 5.00%, Due 7/1/2021 .............          2,002         1,975
   Pool # G18139, 5.50%, Due 9/1/2021 .............            441           442
   Pool # G12603, 5.50%, Due 4/1/2022 .............            570           570
   Pool # C26472, 6.50%, Due 5/1/2029 .............             70            72
   Pool # C27089, 6.50%, Due 6/1/2029 .............             12            13
   Pool # C00835, 6.50%, Due 7/1/2029 .............            224           232
   Pool # G01457, 6.00%, Due 8/1/2029 .............            117           119
   Pool # C01598, 5.00%, Due 8/1/2033 .............          1,808         1,752
   Pool # C01786, 5.50%, Due 2/1/2034 .............          3,023         2,995
   Pool # C01796, 5.00%, Due 3/1/2034 .............          1,418         1,373
   Pool # C01848, 6.00%, Due 6/1/2034 .............          1,096         1,108
   Pool # G08006, 6.00%, Due 8/1/2034 .............          1,004         1,015
   Pool # A28109, 5.50%, Due 10/1/2034 ............            990           981
   Pool # A30948, 5.50%, Due 1/1/2035 .............            846           839
   Pool # A45500, 5.50%, Due 6/1/2035 .............          3,670         3,634
   Pool # G08072, 5.00%, Due 8/1/2035 .............          1,258         1,217
   Pool # G08079, 5.00%, Due 9/1/2035 .............          1,795         1,736
   Pool # A54039, 6.00%, Due 11/1/2036 ............          2,167         2,185
   Pool # 1G1389, 5.897%, Due 12/1/2036 # .........          2,161         2,179
   Pool # 1B3208, 5.861%, Due 1/1/2037 # ..........          2,720         2,747
   Pool # A56051, 6.00%, Due 1/1/2037 .............            942           950
   Pool # 1B3314, 5.791%, Due 3/1/2037 # ..........          1,548         1,561
   Pool # 1G1916, 5.267%, Due 4/1/2037 # ..........            890           888
                                                                     -----------
                                                                          35,751
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.33%
   Pool # 488099, 5.50%, Due 2/1/2014 .............            236           237
   Pool # 323789, 6.00%, Due 6/1/2014 .............            300           305
   Pool # 535846, 6.00%, Due 4/1/2016 .............            425           433
   Pool # 254545, 5.00%, Due 12/1/2017 ............          1,053         1,041
   Pool # 555549, 5.00%, Due 6/1/2018 .............          2,179         2,153
   Pool # 254865, 4.50%, Due 9/1/2018 .............          1,643         1,595
   Pool # 747844, 5.50%, Due 12/1/2018 ............            102           102
   Pool # 837219, 4.00%, Due 8/1/2020 .............          1,197         1,131
   Pool # 745562, 5.50%, Due 4/1/2021 .............          1,323         1,325
   Pool # 252211, 6.00%, Due 1/1/2029 .............            636           646
   Pool # 555880, 5.50%, Due 11/1/2033 ............          1,369         1,357
   Pool # 725238, 5.00%, Due 3/1/2034 .............          1,875         1,816
   Pool # 725866, 4.50%, Due 9/1/2034 .............          1,056           993
   Pool # 815762, 6.50%, Due 3/1/2035 .............            343           353
   Pool # 828377, 5.50%, Due 6/1/2035 .............          1,803         1,785
   Pool # 838607, 5.50%, Due 9/1/2035 .............            273           270
   Pool # 844809, 5.00%, Due 11/1/2035 ............            915           885
   Pool # 850280, 5.50%, Due 12/1/2035 ............            461           457
   Pool # 849299, 5.50%, Due 1/1/2036 .............          1,663         1,647

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   Pool # 866593, 5.50%, Due 1/1/2036 .............   $      2,662   $     2,635
   Pool # 256101, 5.50%, Due 2/1/2036 .............          1,119         1,108
   Pool # 879518, 5.50%, Due 3/1/2036 .............            395           391
   Pool # 745418, 5.50%, Due 4/1/2036 .............          1,805         1,787
   Pool # 868495, 6.50%, Due 4/1/2036 .............            677           692
   Pool # 872306, 6.50%, Due 5/1/2036 .............            720           735
   Pool # 872317, 6.50%, Due 5/1/2036 .............          1,357         1,386
   Pool # 884032, 6.50%, Due 5/1/2036 .............            733           749
   Pool # 886395, 6.00%, Due 8/1/2036 .............            715           721
   Pool # 745822, 6.00%, Due 9/1/2036 .............          1,294         1,304
   Pool # 893523, 6.00%, Due 9/1/2036 .............            250           252
   Pool # 893688, 6.00%, Due 10/1/2036 ............          1,564         1,576
   Pool # 831806, 6.50%, Due 10/1/2036 ............            235           240
   Pool # 905058, 6.00%, Due 11/1/2036 ............          4,025         4,056
   Pool # 908084, 6.50%, Due 12/1/2036 ............            222           227
   Federal National Mortgage Association,
      5.00%, Due TBA ..............................            650           628
                                                                     -----------
                                                                          37,018
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.74%
   Pool # 780400, 7.00%, Due 12/15/2025 ...........            373           392
   2006-9 A, 4.201%, Due 8/16/2026 ................            846           828
   Pool # 780615, 6.50%, Due 8/15/2027 ............            452           466
   Pool # 780680, 6.50%, Due 11/15/2027 ...........            442           456
   Pool # 780936, 7.50%, Due 12/15/2028 ...........            348           364
   Pool # 781288, 6.50%, Due 5/15/2031 ............            273           282
   Pool # 781589, 5.50%, Due 4/15/2033 ............          1,414         1,408
   Pool # 781636, 5.50%, Due 7/15/2033 ............          1,179         1,174
   Pool # 781690, 6.00%, Due 12/15/2033 ...........          1,271         1,292
   Pool # 003515, 5.50%, Due 2/20/2034 ............          1,563         1,553
                                                                     -----------
                                                                           8,215
                                                                     -----------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS .....                       80,984
                                                                     -----------
U.S. AGENCY OBLIGATIONS - 5.86%
FEDERAL HOME LOAN BANK - 0.33%
   5.00%, Due 10/16/2009 + ........................          2,280         2,276
   5.25%, Due 11/3/2009 ...........................          1,360         1,363
                                                                     -----------
                                                                           3,639
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.38%
   Federal Home Loan Mortgage Corp.,
      5.191%, Due 5/14/2007 ## +++     ............            650           649
   5.25%, Due 2/24/2011 + .........................          2,860         2,867
   5.875%, Due 3/21/2011 ..........................            610           633
   4.50%, Due 1/15/2015 + .........................         34,290        33,376
                                                                     -----------
                                                                          37,525
                                                                     -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.15%
   4.375%, Due 9/7/2007 ...........................          9,260         9,232
   5.125%, Due 1/2/2014 + .........................            820           823

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   6.25%, Due 5/15/2029 + .........................   $     12,200   $    13,816
                                                                     -----------
                                                                          23,871
                                                                     -----------
TOTAL U.S. AGENCY OBLIGATIONS .....................                       65,035
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 11.74%
   9.125%, Due 5/15/2018 + ........................          1,750         2,409
   7.875%, Due 2/15/2021 + ........................            950         1,238
   6.25%, Due 8/15/2023 + .........................          1,050         1,211
   6.875%, Due 8/15/2025 + ........................          1,580         1,957
   5.25%, Due 11/15/2028 + ........................          1,950         2,045
   5.25%, Due 2/15/2029 + .........................         30,585        32,076
   6.25%, Due 5/15/2030 + .........................          1,550         1,844
   4.50%, Due 2/15/2036 + .........................          5,625         5,334
   4.625%, Due 3/31/2008 + ........................         14,825        14,779
   4.875%, Due 8/15/2009 + ........................          8,975         9,033
   3.50%, Due 11/15/2009 + ........................          5,850         5,703
   4.25%, Due 1/15/2011 + .........................          4,500         4,461
   4.875%, Due 4/30/2011 + ........................          4,750         4,812
   4.625%, Due 2/29/2012 + ........................          6,805         6,836
   4.50%, Due 3/31/2012 + .........................          1,320         1,319
   4.375%, Due 8/15/2012 + ........................          6,100         6,068
   4.75%, Due 5/15/2014 + .........................         14,800        14,959
   4.125%, Due 5/15/2015 + ........................          3,000         2,905
   4.875%, Due 8/15/2016 + ........................          3,050         3,106
   4.625%, Due 2/15/2017 + ........................          8,240         8,236
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS ...................                      130,331
                                                                     -----------

                                                         SHARES
                                                      ------------
SHORT TERM INVESTMENTS - 6.94%
   American Beacon Money Market Select Fund @@ ...     71,626,313         71,626

                                                           PAR
                                                         AMOUNT
                                                      ------------
   United States Treasury Bill,
      5.01%, Due 6/7/2007 +++     @ ...............   $      5,490         5,462
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS ......................                       77,088
                                                                     -----------

                                                         SHARES
                                                      ------------
SECURITIES LENDING COLLATERAL - 18.52%
   American Beacon Cash Plus Trust @@ .............    121,319,691       121,320
   American Beacon Money Market Select Fund @@ ....     84,371,810        84,372
                                                                     -----------
TOTAL SECURITIES LENDING COLLATERAL ...............                      205,692
                                                                     -----------
TOTAL INVESTMENTS 118.26% - (COST $1,135,490) .....                    1,313,313
LIABILITIES, NET OF OTHER ASSETS - (18.26%) .......                     (202,739)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $ 1,110,574
                                                                     ===========

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

##      Non-income producing security.

+       All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,462 or 0.94% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

+++     Rates represent discount rate.

@@      The Fund/Trust is affiliated by having the same investment advisor.

@ At April 30, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                      UNREALIZED
                                 NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                                 CONTRACTS      DATE       VALUE    (DEPRECIATION)
                                 ---------   ----------   -------   --------------
Emini S&P 500 Index ..........      968       Jun 2007    $72,039       $2,706

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
COMMON STOCKS - 97.72%
CONSUMER DISCRETIONARY - 15.36%
AUTO COMPONENTS - 0.10%
   ArvinMeritor, Inc. + ...........................          5,200   $       107
                                                                     -----------
AUTOMOBILES - 0.91%
   Harley-Davidson, Inc. + ........................         14,773           936
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 2.27%
   Carnival Corp. .................................            600            29
   Marriott International, Inc. ...................         24,400         1,103
   McDonald's Corp. ...............................         23,344         1,127
   Starwood Hotels & Resorts Worldwide, Inc. ......          1,200            81
                                                                     -----------
                                                                           2,340
                                                                     -----------
HOUSEHOLD DURABLES - 0.02%
   Dolby Laboratories, Inc. ## ....................            700            25
                                                                     -----------
INTERNET & CATALOG RETAIL - 0.11%
   Amazon.com, Inc. ## + ..........................          1,300            80
   eBay, Inc. ## ..................................            900            30
                                                                     -----------
                                                                             110
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS - 0.09%
   Mattel, Inc. ...................................          3,200            91
                                                                     -----------
MEDIA - 4.06%
   CBS Corp. ......................................         26,545           843
   The DIRECTV Group, Inc. ## + ...................         28,996           691
   The McGraw-Hill Companies, Inc. ................            100             7
   Omnicom Group, Inc. ............................          8,354           875
   Time Warner, Inc. ..............................         53,200         1,097
   The Walt Disney Company Ltd. ...................         19,200           672
                                                                     -----------
                                                                           4,185
                                                                     -----------
MULTILINE RETAIL - 3.39%
   IAC/InterActiveCorp ## + .......................         11,300           431
   J.C. Penney Company, Inc. ......................         10,552           834
   Kohl's Corp. ## ................................         11,424           846
   Nordstrom, Inc. ................................         16,291           895
   Wal-Mart Stores, Inc. ..........................         10,300           493
                                                                     -----------
                                                                           3,499
                                                                     -----------
SPECIALTY RETAIL - 3.25%
   American Eagle Outfitters, Inc. + ..............         32,450           956
   American Greetings Corp. + .....................          4,700           120
   AutoNation, Inc. ## ............................          6,501           133
   AutoZone, Inc. ## ..............................            300            40
   Best Buy Company, Inc. .........................         18,065           843
   Dick's Sporting Goods, Inc. ## + ...............            300            17
   Lowe's Companies, Inc. + .......................         28,181           861
   OfficeMax, Inc. ................................            600            29

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   RadioShack Corp. ...............................          5,800   $       169
   The TJX Companies, Inc. ........................          6,600           184
                                                                     -----------
                                                                           3,352
                                                                     -----------
TEXTILES & APPAREL - 1.16%
   Coach, Inc. ## .................................          6,400           312
   Nike, Inc. .....................................         16,460           887
                                                                     -----------
                                                                           1,199
                                                                     -----------
TOTAL CONSUMER DISCRETIONARY ......................                       15,844
                                                                     -----------
CONSUMER STAPLES - 7.48%
BEVERAGES - 2.92%
   The Coca-Cola Co. ..............................         39,851         2,080
   Molson Coors Brewing Co. .......................            500            47
   PepsiCo, Inc. ..................................         13,492           892
                                                                     -----------
                                                                           3,019
                                                                     -----------
FOOD & DRUG RETAILING - 2.50%
   CVS Caremark Corp. + ...........................         29,441         1,067
   The Kroger Co. .................................         10,100           298
   Safeway, Inc. ..................................         10,300           374
   Walgreen Co. ...................................         19,118           839
                                                                     -----------
                                                                           2,578
                                                                     -----------
FOOD PRODUCTS - 0.12%
   Tyson Foods, Inc. ..............................          5,700           120
                                                                     -----------
PERSONAL PRODUCTS - 0.94%
   Alberto-Culver Co. .............................            800            19
   Colgate-Palmolive Co. ..........................         12,880           873
   The Estee Lauder Companies, Inc. + .............          1,500            77
                                                                     -----------
                                                                             969
                                                                     -----------
TOBACCO - 1.00%
   Loews Corp. - Carolina Group ...................            600            46
   UST, Inc. + ....................................         17,400           986
                                                                     -----------
                                                                           1,032
                                                                     -----------
TOTAL CONSUMER STAPLES ............................                        7,718
                                                                     -----------
ENERGY - 3.20%
ENERGY EQUIPMENT & SERVICES - 1.82%
   Cameron International Corp. ## .................         14,040           907
   Dresser-Rand Group, Inc. ## ....................            200             6
   FMC Technologies, Inc. ## ......................            100             7
   GlobalSantaFe Corp. ............................            500            32
   Halliburton Co. ................................         27,483           873
   SEACOR Holdings, Inc. ## .......................            600            57
                                                                     -----------
                                                                           1,882
                                                                     -----------
OIL & GAS - 1.38%
   Devon Energy Corp. .............................          2,100           153
   Exxon Mobil Corp. ..............................         11,600           921

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Holly Corp. ....................................          5,300   $       337
   Tesoro Corp. ...................................            100            12
                                                                     -----------
                                                                           1,423
                                                                     -----------
TOTAL ENERGY ......................................                        3,305
                                                                     -----------
FINANCIALS - 9.12%
BANKS - 0.13%
   East West Bancorp, Inc. ........................            400            16
   Hudson City Bancorp, Inc. + ....................          6,900            92
   Wachovia Corp. .................................            400            22
                                                                     -----------
                                                                             130
                                                                     -----------
DIVERSIFIED FINANCIALS - 4.96%
   AmeriCredit Corp. ## + .........................          5,600           141
   Blackrock, Inc. + ..............................            800           120
   Citigroup, Inc. ................................          1,400            75
   Federated Investors, Inc. + ....................          1,600            61
   Franklin Resources, Inc. .......................          7,955         1,045
   JP Morgan Chase & Co. ..........................         10,500           547
   Merrill Lynch & Co., Inc. ......................          3,400           307
   Moody's Corp. ..................................          6,500           430
   Morgan Stanley Dean Witter & Co. ...............         16,732         1,406
   T Rowe Price Group, Inc. + .....................         18,142           901
   Total System Services, Inc. + ..................          1,400            43
   The Western Union Co. ..........................          1,900            40
                                                                     -----------
                                                                           5,116
                                                                     -----------
INSURANCE - 3.06%
   American International Group, Inc. .............         12,685           887
   Loews Corp. ....................................         15,800           747
   MBIA, Inc. + ...................................          8,095           563
   The PMI Group, Inc. ............................            600            29
   The Progressive Corp. + ........................         40,530           935
                                                                     -----------
                                                                           3,161
                                                                     -----------
REAL ESTATE - 0.97%
   Douglas Emmett, Inc. ...........................            800            21
   Jones Lang LaSalle, Inc. .......................          5,800           623
   ProLogis .......................................            400            26
   Public Storage, Inc. ...........................            200            19
   SL Green Realty Corp. ..........................          2,200           310
                                                                     -----------
                                                                             999
                                                                     -----------
TOTAL FINANCIALS ..................................                        9,406
                                                                     -----------
HEALTH CARE - 17.81%
BIOTECHNOLOGY - 3.02%
   Amgen, Inc. ## .................................         13,100           840
   Biogen Idec, Inc. ## ...........................            900            43
   Celgene Corp. ## + .............................          4,700           287
   Genzyme Corp. ## ...............................          1,100            72

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Gilead Sciences, Inc. ## .......................         21,878   $     1,788
   Millennium Pharmaceuticals, Inc. ## + ..........          7,600            84
                                                                     -----------
                                                                           3,114
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.09%
   Applera Corp - Applied Biosystems Group ........          9,200           287
   Becton, Dickinson and Co. ......................         11,441           900
   C.R. Bard, Inc. ................................            800            67
   Medtronic, Inc. ................................          2,500           132
   Stryker Corp. ..................................            300            20
   Zimmer Holdings, Inc. ## .......................          8,300           751
                                                                     -----------
                                                                           2,157
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 3.39%
   AmerisourceBergen Corp. ........................         19,700           985
   Health Management Associates, Inc. + ...........          4,400            47
   Humana, Inc. ## ................................         10,300           651
   McKesson Corp. .................................         14,720           866
   UnitedHealth Group, Inc. .......................         16,303           865
   WellCare Health Plans, Inc. ## + ...............          1,000            81
                                                                     -----------
                                                                           3,495
                                                                     -----------
PHARMACEUTICALS - 9.31%
   Abbott Laboratories ............................          1,600            91
   Cephalon, Inc. ## ..............................            900            72
   Eli Lilly & Co. ................................         15,680           927
   Forest Laboratories, Inc. ## ...................         16,100           857
   Johnson & Johnson ..............................         25,011         1,606
   Medco Health Solutions, Inc. ## ................          3,100           242
   Merck & Co., Inc. ..............................         39,760         2,045
   Mylan Laboratories, Inc. + .....................         42,062           922
   Pfizer Inc. ....................................         66,984         1,772
   Schering-Plough Corp. ..........................          3,500           111
   Wyeth Corp. ....................................         17,306           961
                                                                     -----------
                                                                           9,606
                                                                     -----------
TOTAL HEALTH CARE .................................                       18,372
                                                                     -----------
INDUSTRIALS - 17.52%
AEROSPACE & DEFENSE - 4.49%
   The Boeing Co. .................................         19,958         1,856
   Lockheed Martin Corp. ..........................         11,838         1,138
   Northrop Grumman Corp. .........................          5,500           405
   Raytheon Co. ...................................          6,100           326
   United Technologies Corp. ......................         13,535           909
                                                                     -----------
                                                                           4,634
                                                                     -----------
AIR FREIGHT & COURIERS - 0.85%
   FedEx Corp. ....................................          8,260           871
                                                                     -----------
BUILDING PRODUCTS - 0.68%
   American Standard Companies, Inc. ..............         12,500           688

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Crane Co. ......................................            400   $        17
                                                                     -----------
                                                                             705
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 2.12%
   Convergys Corp. ## .............................          7,000           177
   ITT Educational Services, Inc. ## ..............            800            78
   Manpower, Inc. .................................         24,011         1,927
                                                                     -----------
                                                                           2,182
                                                                     -----------
CONTAINERS & PACKAGING - 0.00%
   Crown Holdings, Inc. ## ........................            100             2
                                                                     -----------
ELECTRICAL EQUIPMENT - 0.93%
   Emerson Electric Co. ...........................         20,506           964
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.58%
   Energizer Holdings, Inc. ## ....................          5,400           525
   Varian, Inc. ## ................................          1,300            75
                                                                     -----------
                                                                             600
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 3.69%
   3M Co. .........................................         16,583         1,372
   General Electric Co. ...........................         36,050         1,329
   Honeywell International, Inc. ..................         19,064         1,033
   Textron, Inc. ..................................            100            10
   Tyco International Ltd. ........................          1,900            62
                                                                     -----------
                                                                           3,806
                                                                     -----------
MACHINERY - 3.02%
   AGCO Corp. ## + ................................         19,500           814
   Cummins, Inc. ..................................          1,800           166
   Illinois Tool Works, Inc. + ....................         16,920           868
   PACCAR, Inc. ...................................         11,000           924
   SPX Corp. + ....................................          4,800           340
                                                                     -----------
                                                                           3,112
                                                                     -----------
MARINE - 0.47%
   Overseas Shipholding Group, Inc. + .............          6,900           489
                                                                     -----------
ROAD & RAIL - 0.65%
   CSX Corp. ......................................         14,600           630
   Kansas City Southern ## + ......................          1,100            41
                                                                     -----------
                                                                             671
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 0.02%
   W.W. Grainger, Inc. ............................            300            25
                                                                     -----------
TRANSPORT-TRUCK - 0.02%
   Landstar System, Inc. ## .......................            400            19
                                                                     -----------
TOTAL INDUSTRIALS .................................                       18,080
                                                                     -----------

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 22.27%
COMMERCIAL SERVICES & SUPPLIES - 0.04%
   First Data Corp. ...............................          1,400   $        45
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 2.94%
   Cisco Systems, Inc. ## .........................        109,685         2,933
   Motorola, Inc. .................................            200             4
   Polycom, Inc. ## ...............................          2,800            93
                                                                     -----------
                                                                           3,030
                                                                     -----------
COMPUTERS & PERIPHERALS - 6.61%
   Apple Computer, Inc. ## ........................          6,500           649
   EMC Corp. ## ...................................          3,800            58
   Hewlett-Packard Co. ............................         56,129         2,365
   International Business Machines Corp. + ........          9,199           940
   Lexmark International, Inc. ## + ...............         13,200           719
   NVIDIA Corp. ## ................................         30,466         1,002
   Sun Microsystems, Inc. ## ......................         32,800           171
   Western Digital Corp. ## .......................         52,137           922
                                                                     -----------
                                                                           6,826
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.39%
   Arrow Electronics, Inc. ## .....................          1,000            40
   Avnet, Inc. ## .................................          1,900            78
   Waters Corp. ## ................................          4,800           285
                                                                     -----------
                                                                             403
                                                                     -----------
INTERNET SOFTWARE & SERVICES - 0.34%
   Google, Inc. ## ................................            750           354
                                                                     -----------
IT CONSULTING & SERVICES - 0.91%
   Accenture Ltd. .................................         22,200           868
   Automatic Data Processing, Inc. ................          1,500            67
                                                                     -----------
                                                                             935
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.54%
   Analog Devices, Inc. ...........................            400            15
   Applied Materials, Inc. + ......................         47,704           917
   Atmel Corp. ## .................................         42,500           226
   Intel Corp. ....................................         19,700           424
   Lam Research Corp. ## ..........................         18,300           984
   MEMC Electronic Materials, Inc. ## .............         20,950         1,150
   Novellus Systems, Inc. ## + ....................         28,800           932
   Teradyne, Inc. ## ..............................          1,001            18
   Texas Instruments, Inc. ........................         30,500         1,048
                                                                     -----------
                                                                           5,714
                                                                     -----------
SOFTWARE - 5.50%
   BMC Software, Inc. ## ..........................          1,400            45
   Intuit, Inc. ## ................................          7,200           205
   Mentor Graphics Corp. ## .......................          2,300            37
   Microsoft Corp. ................................         90,174         2,700

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Oracle Corp. ## ................................         51,186   $       962
   Symantec Corp. ## ..............................         55,200           972
   Synopsys, Inc. ## ..............................         27,200           752
                                                                     -----------
                                                                           5,673
                                                                     -----------
TOTAL INFORMATION TECHNOLOGY ......................                       22,980
                                                                     -----------
MATERIALS - 3.41%
CHEMICALS - 1.04%
   International Flavors & Fragrances, Inc. .......            400            20
   Monsanto Co. ...................................          2,600           153
   Praxair, Inc. ..................................         13,914           898
                                                                     -----------
                                                                           1,071
                                                                     -----------
CONSTRUCTION MATERIALS - 0.36%
   Vulcan Materials Co. ## ........................          3,000           371
                                                                     -----------
METALS & MINING - 1.93%
   Freeport-McMoRan Copper & Gold, Inc. + .........         14,437           970
   Newmont Mining Corp. ...........................          1,500            63
   Nucor Corp. ....................................         15,088           957
                                                                     -----------
                                                                           1,990
                                                                     -----------
PAPER & FOREST PRODUCTS - 0.08%
   Weyerhaeuser Co. ...............................          1,100            87
                                                                     -----------
TOTAL MATERIALS ....................................                       3,519
                                                                     -----------
TELECOMMUNICATION SERVICES - 1.29%
DIVERSIFIED TELECOMMUNICATION - 1.12%
   AT&T, Inc. .....................................         22,895           887
   Citizens Communications Co. ....................         13,000           202
   Sprint Nextel Corp. ............................          3,500            70
                                                                     -----------
                                                                           1,159
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.17%
   Telephone and Data Systems, Inc. + .............          2,100           119
   US Cellular Corp. ## ...........................            700            51
                                                                     -----------
                                                                             170
                                                                     -----------
TOTAL TELECOMMUNICATION SERVICES                                           1,329
                                                                     -----------
UTILITIES - 0.26% ELECTRIC UTILITIES - 0.26%
   NRG Energy, Inc. ## ............................            200            16
   PG&E Corp. + ...................................            100             5
   TXU Corp. ......................................          3,800           249
                                                                     -----------
TOTAL UTILITIES ...................................                          270
                                                                     -----------
TOTAL COMMON STOCKS ...............................                      100,823
                                                                     -----------
SHORT TERM INVESTMENTS - 6.06%
   American Beacon Money Market Select Fund ++ ....      5,801,783         5,802

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   United States Treasury Bill,
      5.01%, Due 6/7/2007 # @       ...............   $        450   $       447
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS ......................                        6,249
                                                                     -----------

                                                         SHARES
                                                      ------------
SECURITIES LENDING COLLATERAL - 12.98%
   American Beacon Cash Plus Trust ++ .............      7,899,217         7,899
   American Beacon Money Market Select Fund ++ ....      5,493,513         5,494
                                                                     -----------
TOTAL SECURITIES LENDING COLLATERAL ...............                       13,393
                                                                     -----------
TOTAL INVESTMENTS 116.76% - (COST $110,332) .......                      120,465
LIABILITIES, NET OF OTHER ASSETS - (16.76%)........                      (17,288)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $   103,177
                                                                     ===========

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

##      Non-income producing security.

+       All or a portion of this security is on loan at April 30, 2007.

++      The Fund/Trust is affiliated by having the same investment advisor.

#       Rates represent discount rate.

@ At April 30, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                     UNREALIZED
                                 NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                                 CONTRACTS      DATE       VALUE   (DEPRECIATION)
                                 ---------   ----------   ------   --------------
Emini S&P 500 Index ..........      83        Jun 2007    $6,177        $211
                                                          ======        ====

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
COMMON STOCKS - 90.09%
CONSUMER DISCRETIONARY - 22.42%
AUTO COMPONENTS - 4.28%
   Advance Auto Parts, Inc. .......................         53,300   $     2,196
   Lear Corp. ## ..................................         59,200         2,174
   Magna International, Inc. ......................         26,250         2,078
                                                                     -----------
                                                                           6,448
                                                                     -----------
AUTOMOBILES - 0.42%
   Winnebago Industries, Inc. + ...................         19,900           638
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 1.21%
   Royal Caribbean Cruises Ltd. + .................         43,800         1,821
                                                                     -----------
HOUSEHOLD DURABLES - 6.05%
   Black & Decker Corp. ...........................         33,550         3,044
   The Stanley Works + ............................         37,000         2,156
   Whirlpool Corp. + ..............................         37,050         3,928
                                                                     -----------
                                                                           9,128
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS - 1.12%
   Hasbro, Inc. + .................................         53,500         1,691
                                                                     -----------
MEDIA - 1.08%
   Idearc, Inc. + .................................         46,900         1,630
                                                                     -----------
MULTILINE RETAIL - 1.38%
   Family Dollar Stores, Inc. .....................         65,200         2,076
                                                                     -----------
SPECIALTY RETAIL - 5.90%
   AutoZone, Inc. ## ..............................         11,975         1,593
   Hanesbrands, Inc. ## + .........................         47,700         1,268
   Regis Corp. ....................................         33,675         1,288
   Rent-A-Center, Inc. ## + .......................         81,100         2,258
   The Sherwin-Williams Co. .......................         20,100         1,282
   The TJX Companies, Inc. + ......................         43,425         1,211
                                                                     -----------
                                                                           8,900
                                                                     -----------
TEXTILES & APPAREL - 0.98%
   Sealy Corp. + ..................................         86,825         1,480
                                                                     -----------
TOTAL CONSUMER DISCRETIONARY ......................                       33,812
                                                                     -----------
CONSUMER STAPLES - 4.90%
FOOD PRODUCTS - 1.35%
   Del Monte Foods Co. + ..........................        176,100         2,043
                                                                     -----------
TOBACCO - 3.55%
   Loews Corp. - Carolina Group ...................         31,700         2,426
   Reynolds American, Inc. + ......................         32,900         2,114

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   UST, Inc. + ....................................         14,300   $       810
                                                                     -----------
                                                                           5,350
                                                                     -----------
TOTAL CONSUMER STAPLES ............................                        7,393
                                                                     -----------
ENERGY - 1.82%
OIL & GAS - 1.82%
   El Paso Corp. + ................................         46,200           693
   Murphy Oil Corp. ...............................         36,900         2,046
                                                                     -----------
TOTAL ENERGY ......................................                        2,739
                                                                     -----------
FINANCIALS - 24.06%
BANKS - 5.21%
   Comerica, Inc. + ...............................         29,225         1,809
   New York Community Bancorp, Inc. + .............         52,500           917
   People's United Financial, Inc. + ..............        101,954         2,030
   Popular, Inc. + ................................         41,750           702
   The South Financial Group, Inc. + ..............         44,500         1,007
   UnionBanCal Corp. ..............................         22,725         1,397
                                                                     -----------
                                                                           7,862
                                                                     -----------
DIVERSIFIED FINANCIALS - 0.57%
   The First Marblehead Corp. + ...................         23,900           867
                                                                     -----------

INSURANCE - 14.90%
   AON Corp. + ....................................         40,225         1,559
   Axis Capital Holdings Ltd. .....................         44,100         1,636
   Delphi Financial Group, Inc. + .................         18,800           803
   The First American Corp. + .....................         38,325         1,974
   IPC Holdings Ltd. + ............................         41,950         1,258
   Old Republic International Corp. ...............         80,387         1,710
   Protective Life Corp. + ........................         45,975         2,156
   Radian Group, Inc. + ...........................         33,200         1,929
   RenaissanceRe Holdings Ltd. + ..................         39,675         2,148
   Torchmark Corp. + ..............................         35,875         2,450
   Willis Group Holdings Ltd. .....................         53,500         2,195
   XL Capital Ltd. ................................         33,950         2,647
                                                                     -----------
                                                                          22,465
                                                                     -----------
REAL ESTATE - 3.38%
   American Financial Realty Trust + ..............        118,100         1,252
   American Home Mortgage Investment Corp. + ......         38,100           944
   Annaly Capital Management, Inc. + ..............        102,200         1,626
   First Industrial Realty Trust, Inc. + ..........         29,100         1,274
                                                                     -----------
                                                                           5,096
                                                                     -----------
TOTAL FINANCIALS ..................................                       36,290
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
HEALTH CARE - 11.93%
BIOTECHNOLOGY - 1.03%
   Charles River Laboratories International,
      Inc. ## + ...................................         32,775   $     1,552
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.68%
   Hillenbrand Industries, Inc. ...................         36,475         2,230
   IMS Health, Inc. + .............................         61,800         1,813
                                                                     -----------
                                                                           4,043
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 7.53%
   AmerisourceBergen Corp. + ......................         24,600         1,230
   Coventry Health Care, Inc. ## + ................         39,900         2,308
   HealthSouth Corp. ## + .........................         55,579         1,167
   McKesson Corp. .................................         23,425         1,378
   Omnicare, Inc. + ...............................         51,400         1,705
   Quest Diagnostics, Inc. + ......................         27,600         1,349
   Triad Hospitals, Inc. ## + .....................         41,700         2,216
                                                                     -----------
                                                                          11,353
                                                                     -----------
PHARMACEUTICALS - 0.69%
   Valeant Pharmaceuticals International + ........         58,100         1,047
                                                                     -----------
TOTAL HEALTH CARE .................................                       17,995
                                                                     -----------
INDUSTRIALS - 10.54%
AEROSPACE & DEFENSE - 3.13%
   Goodrich Corp. .................................         42,300         2,404
   L-3 Communications Holdings, Inc. + ............         25,800         2,320
                                                                     -----------
                                                                           4,724
                                                                     -----------
AIR FREIGHT & COURIERS - 1.13%
   Ryder System, Inc. + ...........................         32,400         1,706
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 2.72%
   Kelly Services, Inc. + .........................         43,575         1,251
   Mastercard, Inc. + .............................         11,000         1,228
   United Stationers, Inc. ## + ...................         27,250         1,622
                                                                     -----------
                                                                           4,101
                                                                     -----------
DIVERSIFIED MANUFACTURING - 1.09%
   Kennametal, Inc. ...............................         23,175         1,635
                                                                     -----------
MACHINERY - 1.78%
   Briggs & Stratton Corp. + ......................         35,600         1,056
   ITT Industries, Inc. ...........................         25,500         1,627
                                                                     -----------
                                                                           2,683
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 0.69%
   Genuine Parts Co. ..............................         21,000         1,038
                                                                     -----------
TOTAL INDUSTRIALS .................................                       15,887
                                                                     -----------

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 7.12%
COMMUNICATIONS EQUIPMENT - 1.32%
   Alcatel-Lucent, ADR + ..........................        149,898   $     1,986
                                                                     -----------

IT CONSULTING & SERVICES - 4.56%
   Affiliated Computer Services, Inc. ## ..........         44,500         2,666
   Computer Sciences Corp. ## + ...................         28,350         1,575
   Fidelity National Information Services, Inc. +..         28,500         1,440
   Tech Data Corp. ## + ...........................         33,735         1,199
                                                                     -----------
                                                                           6,880
                                                                     -----------
SOFTWARE - 1.24%
   CA, Inc. + .....................................         68,500         1,867
                                                                     -----------
TOTAL INFORMATION TECHNOLOGY ......................                       10,733
                                                                     -----------
UTILITIES - 7.30%
ELECTRIC UTILITIES - 4.83%
   CenterPoint Energy, Inc. + .....................         43,300           815
   Pinnacle West Capital Corp. + ..................         41,500         2,004
   Wisconsin Energy Corp. + .......................         47,325         2,309
   Xcel Energy, Inc. + ............................         89,100         2,147
                                                                     -----------
                                                                           7,275
                                                                     -----------
GAS UTILITIES - 2.47%
   MDU Resources Group, Inc. . ....................         67,850         2,056
   Sempra Energy ..................................         26,375         1,674
                                                                     -----------
                                                                           3,730
                                                                     -----------
TOTAL UTILITIES ...................................                       11,005
                                                                     -----------
TOTAL COMMON STOCKS ...............................                      135,854
                                                                     -----------
SHORT TERM INVESTMENTS - 12.52%
   American Beacon Money Market Select Fund ++ ....     17,657,253        17,657

                                                           PAR
                                                          AMOUNT
                                                      ------------
   United States Treasury Bill,
      5.01%, Due 6/7/2007 # @       ...............   $      1,235         1,229
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS ......................                       18,886
                                                                     -----------

                                                         SHARES
                                                      ------------
SECURITIES LENDING COLLATERAL - 17.96%
   American Beacon Cash Plus Trust ++ .............     15,972,352        15,972
   American Beacon Money Market Select Fund ++ ....     11,107,976        11,108
                                                                     -----------
TOTAL SECURITIES LENDING COLLATERAL ...............                       27,080
                                                                     -----------
TOTAL INVESTMENTS 120.57% - (COST $168,768) .......                      181,820
LIABILITIES, NET OF OTHER ASSETS - (20.57%) .......                      (31,020)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $   150,800
                                                                     ===========


                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

        Percentages are stated as a percent of net assets.

##      Non-income producing security.

+       All or a portion of this security is on loan at April 30, 2007.

++      The Fund/Trust is affiliated by having the same investment advisor.

#       Rates represent discount rate.

@ At April 30, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                    UNREALIZED
                               NUMBER OF   EXPIRATION    MARKET   APPRECIATION/
                               CONTRACTS      DATE        VALUE   (DEPRECIATION)
                               ---------   ----------   -------   --------------
Emini S&P 400 Index ........      212       Jun 2007    $18,618        $422
                                                        =======        ====

                            See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
COMMON STOCKS - 96.10%
CONSUMER DISCRETIONARY - 15.37%
HOTELS, RESTAURANTS & LEISURE - 2.33%
   Domino's Pizza, Inc. + .........................          1,980   $        64
   Jack in the Box, Inc. ## .......................          1,295            86
   Landry's Restaurants, Inc. + ...................            960            29
   Ruby Tuesday, Inc. + ...........................          1,250            33
                                                                     -----------
                                                                             212
                                                                     -----------
HOUSEHOLD DURABLES - 0.83%
   Tupperware Corp. + .............................          2,700            76
                                                                     -----------
SPECIALTY RETAIL - 7.56%
   Asbury Automotive Group, Inc. ..................          1,345            39
   Charming Shoppes, Inc. ## + ....................          4,875            61
   Ethan Allen Interiors, Inc. + ..................            995            35
   Genesco, Inc. ## + .............................          1,525            77
   Group 1 Automotive, Inc. + .....................          1,040            43
   Insight Enterprises, Inc. ## ...................          3,030            60
   The Men's Wearhouse, Inc. + ....................          1,060            46
   Payless Shoesource, Inc. ## ....................          2,650            84
   Regis Corp. + ..................................          1,655            63
   Rent-A-Center, Inc. ## + .......................          2,720            76
   Tween Brands, Inc. ## + ........................          1,090            43
   United Auto Group, Inc. + ......................          3,110            63
                                                                     -----------
                                                                             690
                                                                     -----------
TEXTILES & APPAREL - 4.65%
   Brown Shoe Company, Inc. .......................          2,115            57
   Hartmarx Corp. ## + ............................          4,905            32
   Movado Group, Inc. + ...........................          1,595            53
   Perry Ellis International, Inc. ## .............          2,624            87
   Phillips-Van Heusen Corp. ......................            920            52
   Unifirst Corp. .................................          1,435            60
   The Warnaco Group, Inc. ## .....................          2,950            83
                                                                     -----------
                                                                             424
                                                                     -----------
TOTAL CONSUMER DISCRETIONARY ......................                        1,402
                                                                     -----------
CONSUMER STAPLES - 2.64%
FOOD & DRUG RETAILING - 2.64%
   The Andersons, Inc. + ..........................          1,509            70
   Casey's General Stores, Inc. + .................          1,790            45
   Ruddick Corp. + ................................          1,325            40
   Spartan Stores, Inc. ...........................          3,315            85
                                                                     -----------
TOTAL CONSUMER STAPLES ............................                          240
                                                                     -----------
ENERGY - 3.52%
ENERGY EQUIPMENT & SERVICES - 2.57%
   Oil States International, Inc. ## + ............          1,685            57

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Parker Drilling Co. ## .........................          9,415   $       102
   Trico Marine Services, Inc. ## + ...............          1,950            76
                                                                     -----------
                                                                             235
                                                                     -----------
OIL & GAS - 0.95%
   Comstock Resources, Inc. ## ....................          1,340            38
   Swift Energy Co. ## ............................          1,190            48
                                                                     -----------
                                                                              86
                                                                     -----------
TOTAL ENERGY ......................................                          321
                                                                     -----------
FINANCIALS - 30.68%
BANKS - 8.36%
   BankUnited Financial Corp. + ...................          2,100            45
   Boston Private Financial Holdings, Inc. + ......          2,365            66
   Central Pacific Financial Corp. ................          1,885            65
   Corus Bankshares, Inc. + .......................          2,660            45
   First Community Bancorp, Inc. + ................          1,440            79
   FirstFed Financial Corp. ## + ..................          1,460            90
   Franklin Bank Corp. ## + .......................          2,720            42
   Hanmi Financial Corp. + ........................          2,340            38
   Irwin Financial Corp. + ........................          3,610            58
   Pacific Capital Bancorp + ......................          1,595            43
   Provident Bankshares Corp. + ...................            580            19
   Sterling Bancshares, Inc. + ....................          2,217            25
   Sterling Financial Corp. .......................          2,175            64
   TierOne Corp. + ................................          1,620            39
   Umpqua Holdings Corp. + ........................          1,755            44
                                                                     -----------
                                                                             762
                                                                     -----------
DIVERSIFIED FINANCIALS - 4.41%
   Advanta Corp., Class A Shares ..................            380            16
   Advanta Corp., Class B Shares ..................          1,205            55
   Cash America International, Inc. ...............          1,295            56
   CompuCredit Corp. ## + .........................          1,695            61
   Investment Technology Group, Inc. ## + .........          1,090            41
   MCG Capital Corp. + ............................          2,955            52
   Ocwen Financial Corp. ## + .....................          1,240            18
   SWS Group, Inc. ................................          2,450            64
   World Acceptance Corp. ## + ....................            920            40
                                                                     -----------
                                                                             403
                                                                     -----------
INSURANCE - 6.87%
   Argonaut Group, Inc. ## ........................          2,550            86
   Delphi Financial Group, Inc. + .................          2,100            90
   FPIC Insurance Group, Inc. ## ..................          1,735            80
   Harleysville Group, Inc. .......................          2,025            62
   LandAmerica Financial Group, Inc. + ............            635            51
   The Navigators Group, Inc. ## ..................          1,460            74
   Ohio Casualty Corp. ............................          1,560            49
   The Phoenix Companies, Inc. ....................          1,869            28
   SeaBright Insurance Holdings, Inc. ## ..........          1,620            30

                            See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES          VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Stewart Information Services Corp. + ...........          1,190   $        48
   Triad Guaranty, Inc. ## + ......................            650            29
                                                                     -----------
                                                                             627
                                                                     -----------
REAL ESTATE - 11.04%
   Arbor Realty Trust, Inc. + .....................          1,295            40
   Ashford Hospitality Trust, Inc. ................          5,380            65
   Capital Trust, Inc. ............................            830            39
   DiamondRock Hospitality Co. + ..................          4,015            73
   Entertainment Properties Trust + ...............            485            29
   Equity Inns, Inc. + ............................          4,005            68
   Equity Lifestyle Properties, Inc. + ............            530            29
   FelCor Lodging Trust, Inc. .....................          3,775            96
   Gramercy Capital Corp. + .......................          1,230            40
   Highland Hospitality Corp. .....................          5,555           106
   LaSalle Hotel Properties + .....................          1,440            67
   Nationwide Health Properties, Inc. .............          1,240            40
   NorthStar Realty Finance Corp. + ...............          3,705            55
   PS Business Parks, Inc. ........................            485            33
   RAIT Financial Trust + .........................          1,560            44
   Redwood Trust, Inc. ............................          1,235            62
   Senior Housing Properties Trust ................          1,620            37
   Sunstone Hotel Investors, Inc. + ...............          2,025            58
   Tanger Factory Outlet Centers, Inc. + ..........            635            26
                                                                     -----------
                                                                           1,007
                                                                     -----------
TOTAL FINANCIALS ..................................                        2,799
                                                                     -----------
HEALTH CARE - 5.22%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.44%
   STERIS Corp. ...................................          1,555            40
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 2.93%
   Centene Corp. ## ...............................          1,965            41
   Gentiva Health Services, Inc. ## ...............          3,730            70
   Owens & Minor, Inc. + ..........................          1,525            54
   PSS World Medical, Inc. ## .....................          2,295            46
   Res-Care, Inc. ## ..............................          3,165            56
                                                                     -----------
                                                                             267
                                                                     -----------
PHARMACEUTICALS - 1.85%
   NBTY, Inc. ## ..................................          1,720            85
   Sciele Pharma, Inc. ## + .......................          3,380            84
                                                                     -----------
                                                                             169
                                                                     -----------
TOTAL HEALTH CARE .................................                          476
                                                                     -----------
INDUSTRIALS - 12.40%
BUILDING PRODUCTS - 2.40%
   Griffon Corp. ## + .............................          2,675            64
   Lennox International, Inc. .....................          1,695            57

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   NCI Building Systems, Inc. ## + ................          1,090   $        55
   Universal Forest Products, Inc. ................            920            43
                                                                     -----------
                                                                             219
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 3.03%
   Consolidated Graphics, Inc. ## + ...............            880            66
   eFunds Corp. ## ................................            840            23
   Ennis, Inc. ....................................          3,280            80
   Kelly Services, Inc. + .........................          1,250            36
   Korn/Ferry International ## + ..................          1,165            28
   United Stationers, Inc. ## .....................            725            43
                                                                     -----------
                                                                             276
                                                                     -----------
DIVERSIFIED MANUFACTURING - 2.76%
   Acuity Brands, Inc. + ..........................            425            25
   Applied Industrial Technologies, Inc. + ........          1,880            50
   Barnes Group, Inc. + ...........................          1,875            46
   Kennametal, Inc. ...............................          1,395            98
   Myers Industries, Inc. ## ......................          1,412            32
                                                                     -----------
                                                                             251
                                                                     -----------
ELECTRICAL EQUIPMENT - 1.26%
   AO Smith Corp. .................................          1,170            45
   Belden CDT, Inc. + .............................            885            49
   Regal-Beloit Corp. .............................            460            21
                                                                     -----------
                                                                             115
                                                                     -----------
RENTAL AUTO/EQUIPMENT - 1.29%
   Dollar Thrifty Automotive Group, Inc. ## + .....          1,180            55
   United Rentals, Inc. ## ........................          1,865            63
                                                                     -----------
                                                                             118
                                                                     -----------
ROAD & RAIL - 1.11%
   Celadon Group, Inc. ## + .......................          1,825            30
   Saia, Inc. ## ..................................          2,550            72
                                                                     -----------
                                                                             102
                                                                     -----------
TRANSPORT-SERVICES - 0.55%
   Bristow Group, Inc. ## + .......................          1,340            50
                                                                     -----------
TOTAL INDUSTRIALS .................................                        1,131
                                                                     -----------
INFORMATION TECHNOLOGY - 12.86%
COMMUNICATIONS EQUIPMENT - 1.58%
   Black Box Corp. + ..............................          1,010            37
   CommScope, Inc. ## + ...........................          2,295           107
                                                                     -----------
                                                                             144
                                                                     -----------
COMPUTERS & PERIPHERALS - 0.29%
   Komag, Inc. ## + ...............................            960            26
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.82%
   Anixter International, Inc. ## + ...............          1,240            89
   Benchmark Electronics, Inc. ## .................          1,940            41
   Checkpoint Systems, Inc. ## + ..................          2,195            48

                            See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   CTS Corp. + ....................................          2,175   $        29
   MTS Systems Corp. + ............................          1,060            45
   Park Electrochemical Corp. + ...................          1,560            43
   Technitrol, Inc. ...............................          2,015            54
                                                                     -----------
                                                                             349
                                                                     -----------
IT CONSULTING & SERVICES - 3.51%
   Agilysys, Inc. .................................          2,425            51
   CACI International, Inc. ## + ..................            860            39
   MPS Group, Inc. ## + ...........................          4,815            66
   Ness Technologies, Inc. ## + ...................          4,645            62
   Perot Systems Corp. ## .........................          3,520            63
   SYKES Enterprises, Inc. ## .....................          2,115            39
                                                                     -----------
                                                                             320
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.95%
   Advanced Energy Industries, Inc. ## ............          1,795            44
   ON Semiconductor Corp. ## + ....................          9,245            99
   Photronics, Inc. ## + ..........................          4,700            71
   Standard Microsystems Corp. ## .................          1,730            55
                                                                     -----------
                                                                             269
                                                                     -----------
SOFTWARE - 0.71%
   JDA Software Group, Inc. ## ....................          3,645            65
                                                                     -----------
TOTAL INFORMATION TECHNOLOGY ......................                        1,173
                                                                     -----------
MATERIALS - 6.52%
CHEMICALS - 0.66%
   H.B. Fuller Co. ................................          2,340            60
                                                                     -----------
CHEMICALS-PLASTICS - 0.40%
   Spartech Corp. .................................          1,305            36
                                                                     -----------
CONSTRUCTION MATERIALS - 0.62%
   Texas Industries, Inc. + .......................            745            57
                                                                     -----------
CONTAINERS & PACKAGING - 2.68%
   AptarGroup, Inc. ...............................            820            60
   Greif, Inc. + ..................................          1,780            99
   Jarden Corp. ## + ..............................            800            34
   Silgan Holdings, Inc. + ........................            910            52
                                                                     -----------
                                                                             245
                                                                     -----------
METALS & MINING - 1.70%
   AMCOL International Corp. + ....................          1,315            32
   Carpenter Technology Corp. .....................            195            24
   Commercial Metals Co. + ........................          1,715            57
   NN, Inc. .......................................          3,540            42
                                                                     -----------
                                                                             155
                                                                     -----------

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
PAPER & FOREST PRODUCTS - 0.46%
   Potlatch Corp. .................................            960   $        42
                                                                     -----------
TOTAL MATERIALS ...................................                          595
                                                                     -----------
TELECOMMUNICATION SERVICES - 2.04%
DIVERSIFIED TELECOMMUNICATION - 2.04%
   General Communication, Inc. ## .................          1,875            27
   Golden Telecom, Inc. ...........................          1,525            89
   Premiere Global Services, Inc. ## + ............          5,720            70
                                                                     -----------
TOTAL TELECOMMUNICATION SERVICES ..................                          186
                                                                     -----------
UTILITIES - 4.85%
ELECTRIC UTILITIES - 3.99%
   Black Hills Corp. + ............................            930            37
   Cleco Corp. + ..................................          1,525            43
   CMS Energy Corp. + .............................          1,175            22
   El Paso Electric Co. ## ........................          2,525            66
   The Empire District Electric Co. ...............          2,590            64
   PNM Resources, Inc. + ..........................          2,705            88
   Portland General Electric Co. ..................          1,490            43
                                                                     -----------
                                                                             363
                                                                     -----------
GAS UTILITIES - 0.86%
   Atmos Energy Corp. .............................          1,160            37
   Southwest Gas Corp. ............................          1,105            42
                                                                     -----------
                                                                              79
                                                                     -----------
TOTAL UTILITIES ...................................                          442
                                                                     -----------
TOTAL COMMON STOCKS ...............................                        8,765
                                                                     -----------
SHORT TERM INVESTMENTS - 4.07%
   American Beacon Money Market Select Fund ++ ....         43,109            43
   iShares Russell 2000 Value Index Fund + ........          4,013           328
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS ......................                          371
                                                                     -----------
SECURITIES LENDING COLLATERAL - 24.83%
   American Beacon Cash Plus Trust ++ .............      1,335,753         1,336
   American Beacon Money Market Select Fund ++ ....        928,950           929
                                                                     -----------
TOTAL SECURITIES LENDING COLLATERAL ...............                        2,265
                                                                     -----------
TOTAL INVESTMENTS 125.00% - (COST $10,857) ........                       11,401
LIABILITIES, NET OF OTHER ASSETS - (25.00%) .......                       (2,280)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $     9,121
                                                                     ===========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at April 30, 2007.

++   The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
ARGENTINA - 0.32%
COMMON STOCKS - 0.32%
   Banco Macro S.A., ADR ..........................         10,800   $       391
   Petrobras Energia Participaciones S.A.,
      ADR ## + ....................................         19,400           206
                                                                     -----------
TOTAL ARGENTINA ...................................                          597
                                                                     -----------
AUSTRIA - 0.45%
COMMON STOCKS - 0.45%
   Erste Bank der oesterreichischen
      Sparkassen AG ## ............................          5,388           432
   Raiffeisen International Bank-Holding AG .......          2,986           411
                                                                     -----------
TOTAL AUSTRIA .....................................                          843
                                                                     -----------
BRAZIL - 12.08%
COMMON STOCKS - 8.27%
   Banco Bradesco S.A., ADR + .....................          8,864           188
   Banco Itau Holding Financeira S.A., ADR ........         29,816         1,150
   Banco Nossa Caixa S.A. .........................         13,500           209
   Brasil Telecom Participacoes S.A., ADR + .......          9,230           489
   Braskem S.A., ADR + ............................          3,300            55
   Centrais Eletricas Brasileiras S.A. ## .........      7,948,000           180
   Companhia Brasileira de Distribuicao Group,
      ADR ## + ....................................         23,760           757
   Companhia de Saneamento Basico do Estado de
      Sao Paulo, ADR + ............................          8,100           280
   Companhia Energetica de Minas Gerais, ADR + ....         12,309           639
   Companhia Vale do Rio Doce, ADR ................         80,344         2,747
   CPFL Energia S.A. ..............................         14,800           230
   Cyrela Brazil Realty S.A. ## ...................         28,088           295
   Empresa Brasileira de Aeronautica S.A.
      (Embraer), ADR ..............................         10,310           484
   Gafisa S.A., ADR ## + ..........................          7,500           210
   Gerdau S.A., ADR + .............................         16,725           335
   Grendene S.A. ..................................         38,400           474
   Petroleo Brasileiro S.A., ADR ..................         25,431         2,574
   Petroleo Brasileiro S.A., A Shares, ADR ........         18,550         1,655
   Unibanco - Uniao de Bancos Brasileiros S.A. ....         15,378           149
   Unibanco - Uniao de Bancos Brasileiros
      S.A., ADR ...................................         19,782         1,920
   Usinas Siderurgicas de Minas Gerais S.A. .......          3,494           194
   Votorantim Celulose e Papel S.A., ADR + ........         17,330           346
                                                                     -----------
TOTAL COMMON STOCKS ...............................                       15,560
                                                                     -----------
PREFERRED STOCKS - 3.81%
   All America Latina Logistica S.A. ..............         33,500           391
   Banco Itau Holding Financeira S.A. .............          7,824           301
   Braskem S.A. ...................................         64,400           550
   Centrais Eletricas Brasileiras S.A. ## .........     17,320,400           408

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   Companhia de Tecidos Norte de Minas ............      4,589,900   $       752
   Companhia Energetica de Minas Gerais ...........      8,915,119           315
   Companhia Paranaense de Energia ................     21,973,900           281
   Companhia Vale do Rio Doce, A Shares ...........          3,752           130
   Gerdau S.A. ....................................         11,150           228
   Itausa - Investimentos Itau S.A. ...............         76,062           416
   Klabin S.A. ....................................         70,400           217
   Lojas Americanas S.A. ..........................      7,932,401           504
   Net Servicos de Comunicacao S.A. ## ............         22,338           342
   Petroleo Brasileiro S.A. .......................          7,160           159
   Tele Norte Leste Participacoes S.A., ADR + .....         85,990         1,408
   Telemig Celular Participacoes S.A. .............    197,143,389           436
   Telesp - Telecommunicacoes de Sao Paulo
      S.A. .........................................         8,492           225
   Usinas Siderurgicas de Minas Gerais S.A. .......          2,066            98
                                                                     -----------
TOTAL PREFERRED STOCKS ............................                        7,161
                                                                     -----------
TOTAL BRAZIL ......................................                       22,721
                                                                     -----------
CHILE - 0.27%
COMMON STOCKS - 0.27%
   United Breweries Co, Inc., ADR .................         14,500           505
                                                                     -----------
COLOMBIA - 0.05%
COMMON STOCKS - 0.05%
   Bancolombia S.A., ADR ..........................          3,400            95
                                                                     -----------
CZECH REPUBLIC - 1.29%
COMMON STOCKS - 1.29%
   Central European Media Enterprises Ltd. ## .....         11,184         1,008
   CEZ, A.S. ## ...................................         19,600           958
   Zentiva NV ## ..................................          6,426           463
                                                                     -----------
TOTAL CZECH REPUBLIC ..............................                        2,429
                                                                     -----------
EGYPT - 0.45%
COMMON STOCKS - 0.45%
   El Ezz Steel Rebars Co. ## .....................         15,260           142
   Orascom Telecom Holding S.A.E. ## ..............         10,588           709
                                                                     -----------
TOTAL EGYPT .......................................                          851
                                                                     -----------
HONG KONG/CHINA - 11.44%
COMMON STOCKS - 11.44%
   Bank of China Ltd. ## + ........................        844,000           417
   Brilliance China Automotive Holdings Ltd. + ....        756,000           158
   China Coal Energy Ltd. ## ......................        979,000           957
   China Communications Construction Co. Ltd. ## ..        629,000           814
   China Construction Bank Corp. + ++ .............      1,765,000         1,071
   China Life Insurance Co. Ltd. ..................         50,000           154
   China Mobile Ltd. ..............................        127,000         1,145

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   China Molybdenum Co. Ltd. ## ++ ................          7,000   $        11
   China Netcom Group Corp. (Hong Kong) Ltd. ## ...        223,000           550
   China Ping'an Insurance Co. Ltd. ...............         85,000           451
   China Power International Development Ltd. + ...      1,433,000           743
   China Resources Power Holdings Co. .............        294,000           517
   China Shipping Development Co. Ltd. ## + .......        456,000           855
   China Telecom Corp. Ltd. .......................      2,011,100           949
   CNOOC Ltd. + ...................................      1,880,400         1,617
   COSCO Pacific Ltd. ## ..........................        150,000           362
   Denway Motors Ltd. + ...........................      1,856,700           735
   Dongfeng Motor Group Co. Ltd. ## ...............        750,000           397
   Global Bio-chem Technology Group Co. Ltd. + ....      1,169,800           498
   GOME Electrical Appliances Holdings Ltd. + .....        668,000         1,023
   Harbin Power Equipment Co. Ltd. + ..............        468,000           545
   Huandian Power International Corp. ## + ........      1,069,800           463
   Huaneng Power International, Inc. + ............        511,900           519
   Maanshan Iron & Steel Co. Ltd. .................      1,133,000           776
   Moulin Global Eyecare Holdings Ltd. ## # .......         96,000            --
   PetroChina Co. Ltd. ............................        853,000           958
   PICC Property and Casualty Co. Ltd. ## + .......        898,000           537
   Shanghai Forte Land Co. ## + ...................        112,000            50
   Shanghai Industrial Holdings Ltd. ..............        306,900           804
   Shenzhen Investment Ltd. .......................        701,000           416
   Sinotrans Ltd. .................................      1,298,000           509
   Texwinca Holdings Ltd. + .......................        554,000           393
   TPV Technology Ltd. ............................        968,000           648
   Weiqiao Textile Co. Ltd. .......................        481,600           859
   Yanzhou Coal Mining Co. Ltd. ...................        599,800           619
                                                                     -----------
TOTAL HONG KONG/CHINA .............................                       21,520
                                                                     -----------
HUNGARY - 0.95%
COMMON STOCKS - 0.95%
   Magyar Telekom Telecommunications plc ..........         99,450           577
   OTP Bank ## ....................................         23,832         1,212
                                                                     -----------
TOTAL HUNGARY .....................................                        1,789
                                                                     -----------
INDIA - 6.62%
COMMON STOCKS - 6.62%
   Aban Offshore Ltd. ## ..........................          5,000           315
   ABB Ltd. .......................................          5,100           503
   Andhra Bank ## .................................         54,110           106
   Bharat Heavy Electricals Ltd. ..................         10,900           655
   Bharat Petroleum Corp. Ltd. ....................         94,793           763
   Bharti Airtel Ltd. ## ..........................         48,700           955
   Cipla Ltd. .....................................         37,375           191
   Container Corp. of India Ltd. ## ...............          5,900           295
   Deccan Chronicle Holdings Ltd. ## ..............         55,000           271

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   GAIL India Ltd. ## .............................         33,200   $       240
   GAIL India Ltd., GDR ++ ........................          5,710           243
   Glenmark Pharmaceuticals Ltd. ..................         21,100           339
   HCL Technologies Ltd. ## .......................         45,600           363
   HDFC Bank Ltd. .................................         15,300           378
   Hero Honda Motors Ltd. .........................          4,778            79
   Hindalco Industries Ltd. .......................         61,440           217
   Hindalco Industries Ltd., ADR ++ ...............         19,250            34
   Hindalco Industries Ltd., GDR ++ ...............        162,100           575
   Hindustan Petroleum Corporation Ltd. ## ........        112,160           733
   ICICI Bank Ltd., ADR + .........................         14,300           585
   Infosys Technologies Ltd. ## ...................         21,800         1,081
   Infosys Technologies Ltd., ADR + ...............          5,300           277
   ITC Ltd. .......................................         39,000           150
   Mahanagar Telephone Nigam Ltd. .................        126,680           452
   Mahindra & Mahindra Ltd. .......................          1,700            32
   Maruti Udyog Ltd. ## ...........................         15,000           292
   Oil & Natural Gas Corp. Ltd. ...................         29,801           656
   Reliance Energy Ltd. ## ........................         20,325           249
   State Bank of India Ltd., GDR ++ ...............         15,700         1,075
   UTI Bank Ltd. ..................................         31,000           350
                                                                     -----------
TOTAL INDIA .......................................                       12,454
                                                                     -----------
INDONESIA - 1.93%
COMMON STOCKS - 1.93%
   PT Astra International Tbk .....................        237,900           374
   PT Bank Central Asia Tbk .......................        508,500           294
   PT Bank Mandiri (Persero) Tbk ..................        472,500           158
   PT Bank Rakyat Indonesia Tbk ...................        472,500           271
   PT Gudang Garam Tbk ............................        431,800           511
   PT Indocement Tunggal Prakarsa Tbk .............          1,500             1
   PT Indofood Sukses Makmur Tbk ..................        767,000           137
   PT Indosat Tbk .................................        416,900           309
   PT International Nickel Indonesia Tbk ..........         36,500           243
   PT Telekomunikasi Indonesia Tbk ................        923,000         1,063
   PT United Tractors Tbk .........................        309,000           266
                                                                     -----------
TOTAL INDONESIA ...................................                        3,627
                                                                     -----------
ISRAEL - 1.51%
COMMON STOCKS - 1.51%
   Bank Hapoalim B.M. .............................        143,310           748
   Check Point Software Technologies Ltd. ## ......         15,020           354
   Israel Discount Bank Ltd. ## ...................        114,146           240
   Taro Pharmaceutical Industries Ltd. ## + .......         11,100            64
   Teva Pharmaceutical Industries Ltd., ADR .......         37,250         1,427
                                                                     -----------
TOTAL ISRAEL ......................................                        2,833
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
MALAYSIA - 2.27%
COMMON STOCKS - 2.27%
   AMMB Holdings Bhd ..............................        291,600   $       338
   Gamuda Bhd .....................................        148,000           337
   Kuala Lumpur Kepong Bhd ........................         54,000           205
   Malayan Banking Bhd ............................        371,900         1,293
   PLUS Expressways Bhd ...........................        163,700           144
   Proton Holdings Bhd ............................         65,800           122
   Resorts World Bhd ## ...........................        665,800           631
   Sime Darby Bhd .................................        405,100         1,083
   YTL Corporation Bhd ............................         57,000           121
                                                                     -----------
TOTAL MALAYSIA ....................................                        4,274
                                                                     -----------
MEXICO - 6.69%
COMMON STOCKS - 6.69%
   America Movil, S.A.B. de C.V., ADR .............         64,565         3,392
   Cemex, S.A.B. de C.V. ## + .....................        191,868           623
   Coca-Cola Femsa, S.A. de C.V., ADR + ...........         23,375           909
   Controladora Commercial Mexicana,
      S.A. de C.V. ................................        265,000           684
   Corp GEO, S.A. de C.V. ## + ....................         77,099           423
   Embotelladoras Arca, S.A. + ....................         40,830           145
   Gruma, S.A. de C.V. ............................         85,900           287
   Grupo Continential, S.A. .......................        266,350           588
   Grupo Financiero Banorte, S.A. de C.V. .........        150,900           656
   Grupo Televisa, S.A., ADR ......................         65,419         1,835
   Kimberly-Clark de Mexico, S.A. de C.V. + .......         73,600           329
   Telefonos de Mexico, S.A. de C.V., ADR .........         22,250           760
   Urbi Desarrollos Urbanos, S.A. de C.V ## .......         69,185           289
   Wal-Mart de Mexico, S.A.B. de C.V. .............        338,120         1,327
   Wal-Mart de Mexico, S.A.B. de C.V., ADR ........          8,448           332
                                                                     -----------
TOTAL MEXICO ......................................                       12,579
                                                                     -----------
MOROCCO - 0.46%
COMMON STOCKS - 0.46%
   Banque Marocaine du Commerce Exterieur .........          1,690           520
   Douja Promotion Groupe Addoha S.A. ## ..........          1,000           349
                                                                     -----------
TOTAL MOROCCO .....................................                          869
                                                                     -----------
PERU - 0.19%
COMMON STOCKS - 0.19%
   Credicorp Ltd. .................................          6,646           347
                                                                     -----------
PHILIPPINES - 0.74%
COMMON STOCKS - 0.74%
   ABS-CBN Broadcasting Corp. .....................        281,700           178
   Ayala Corp. ....................................         16,980           213
   Bank of the Philippine Islands .................        287,523           389

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Manila Electric Co. ............................        143,000   $       215
   Philippine Long Distance Telephone Co. ## ......          3,800           201
   SM Prime Holdings, Inc. ........................        318,000            76
   Union Bank of the Philippines ## ...............         93,200           125
                                                                     -----------
TOTAL PHILIPPINES ..................................                       1,397
                                                                     -----------
POLAND - 3.03%
COMMON STOCKS - 3.03%
   Bank Handlowy w Warszawie S.A. .................         16,111           546
   Bank Millennium S.A. ...........................        163,496           633
   Bank Pekao S.A. ................................         11,457         1,069
   Bank Zachodni WBK S.A. .........................          5,108           555
   Budimex S.A. ## ................................          3,887           174
   Multimedia Polska S.A. ## ......................         65,213           308
   PBG S.A. ## ....................................          1,269           195
   Polimex Mostostal S.A. .........................          3,000           283
   Polski Koncern Naftowy Orlen S.A. ..............         16,870           275
   Telekomunikacja Polska S.A. ....................         90,670           725
   TVN S.A. ## ....................................         96,494           936
                                                                     -----------
TOTAL POLAND ......................................                        5,699
                                                                     -----------
RUSSIA - 8.39%
COMMON STOCKS - 8.39%
   Cherepovets MK Severstal, GDR ++ ...............          8,110           108
   CTC Media, Inc. ## + ...........................         31,409           819
   Evraz Group S.A., GDR ..........................         16,996           599
   JSC Surgutneftegaz, ADR + ......................          4,700           305
   LUKOIL Oil Co., ADR ............................         34,058         2,725
   Mechel OAO, ADR ................................          8,241           269
   Mining and Metallurgical Company Norilsk
      Nickel, ADR .................................          5,982         1,166
   NovaTek OAO, GDR + .............................         15,371           789
   RAO Gazprom, ADR ...............................         48,498         1,933
   RAO Gazprom, ADR + .............................         36,049         1,413
   Sberbank RF, GDR ## ............................          4,173         2,201
   TMK OAO, GDR ## + ..............................          5,665           207
   Trubnaya Metallurgicheskaya Kompaniya
      OAO, GDR ## ++ ..............................         17,494           637
   Unified Energy System, GDR + ...................         13,053         1,671
   Wimm-Bill-Dann Foods, ADR + ....................         11,707           944
                                                                     -----------
TOTAL RUSSIA ......................................                       15,786
                                                                     -----------
SINGAPORE - 0.02%
COMMON STOCKS - 0.02%
   Straits Asia Resources Ltd. ## .................         54,000            36
                                                                     -----------
SOUTH AFRICA - 7.50%
COMMON STOCKS - 7.21%
   Alexander Forbes Ltd. ..........................        204,487           478

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Aspen Pharmacare Holdings Ltd. .................        114,400   $       624
   Aveng Ltd. .....................................         40,062           272
   Barloworld Ltd. ................................         15,869           441
   Bidvest Group Ltd. .............................         23,584           491
   Ellerine Holdings Ltd. .........................         26,050           353
   Group Five Ltd. ................................         50,511           373
   Massmart Holdings Ltd. .........................         52,700           730
   Mittal Steel South Africa Ltd. .................         26,300           474
   Mr Price Group Ltd. ............................        117,800           537
   MTN Group Ltd. .................................        140,100         2,044
   Murray & Roberts Holdings Ltd. .................         49,397           425
   Nampak Ltd. ....................................        247,620           800
   Naspers Ltd. ...................................         27,043           683
   Nedbank Group Ltd. .............................         78,110         1,667
   Sanlam Ltd. ....................................        295,970           995
   Sappi Ltd. .....................................         40,190           714
   Sasol Ltd. .....................................         18,240           626
   Steinhoff International Holdings Ltd. ..........        175,359           618
   Woolworths Holdings Ltd. .......................         60,500           204
                                                                     -----------
TOTAL COMMON STOCKS                                                       13,549
                                                                     -----------
PREFERRED STOCKS - 0.29%
   Allied Electronics Corp. Ltd. ## ...............         86,508           552
                                                                     -----------
TOTAL SOUTH AFRICA                                                        14,101
                                                                     -----------
SOUTH KOREA - 15.24%
COMMON STOCKS - 15.04%
   Amorepacific Corp. .............................            583           376
   Cheil Communications, Inc. .....................          1,088           284
   Cheil Industries, Inc. .........................         13,980           527
   Daelim Industrial Co. Ltd. .....................            394            46
   Doosan Infracore Co. Ltd. ......................         12,140           386
   GS Engineering & Construction Corp. ............          6,700           665
   Hana Financial Group, Inc. .....................          4,720           247
   Hanwha Chemical Corp. ..........................         20,340           341
   Honam Petrochemical Corp. ......................          2,230           185
   Hynix Semiconductor, Inc. ## ...................          8,930           306
   Hyundai Department Store Co. Ltd. ..............          5,787           593
   Hyundai Development Co. ........................          2,772           159
   Hyundai Engineering & Construction
      Co. Ltd. ## .................................          5,120           305
   Hyundai Heavy Industries .......................          1,630           413
   Hyundai Mipo Dockyard Co. Ltd. .................          2,969           599
   Hyundai Mobis ..................................         11,527           922
   Hyundai Motor Co. Ltd. .........................         16,116         1,021
   Hyundai Steel Co. ..............................         10,260           424
   Kookmin Bank ...................................         24,821         2,227
   Kookmin Bank, ADR ..............................          5,050           454
   Korea Electric Power Corp. .....................         21,225           859

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Korea Electric Power Corp., ADR ................          7,200   $       149
   KT Corp. .......................................          4,850           218
   KT Corp., ADR ..................................         42,260           958
   Kumho Tire Co., Inc. ...........................         57,770           722
   Kumho Tire Co., Inc., GDR ++ ...................         10,200            61
   LG Chemical, Ltd. ..............................          6,130           357
   LG Corp. .......................................          6,480           237
   LG Electronics, Inc. ...........................         16,361         1,093
   LG Petrochemical Co. Ltd. ......................          6,790           228
   LG Philips LCD Co. Ltd. ## .....................         10,480           426
   Lotte Shopping Co. Ltd. ........................          2,674         1,002
   NHN Corp. ......................................          4,090           639
   Orion Corp. ....................................          1,706           464
   POSCO ..........................................          2,199           924
   Samsung Electronics Co. Ltd. ...................          5,688         3,483
   Samsung Fire & Marine Insurance Co. Ltd. .......          2,794           496
   Samsung SDI Co. Ltd. ...........................          3,559           208
   Samsung Securities Co. Ltd .....................         14,406           842
   Shinhan Financial Group Co. Ltd. ...............         26,790         1,508
   Shinsegae Co. Ltd. .............................            860           584
   SK Telecom Co. Ltd. ............................          2,011           423
   SK Telecom Co. Ltd., ADR .......................         32,020           795
   S-Oil Corp. ....................................          3,714           287
   SSCP Co. Ltd. ## ...............................          4,150           117
   Woongjin Coway Co. Ltd. ........................         21,840           732
                                                                     -----------
TOTAL COMMON STOCKS                                                       28,292
                                                                     -----------
PREFERRED STOCKS - 0.20%
   Samsung Electronics Co. Ltd. ...................            798           375
                                                                     -----------
TOTAL SOUTH KOREA                                                         28,667
                                                                     -----------
TAIWAN - 10.00%
COMMON STOCKS - 10.00%
   AU Optronics Corp. ## ..........................        244,000           387
   Benq Corp. .....................................      1,045,550           398
   Cathay Financial Holding Co. Ltd. ..............        179,910           364
   China Motor Corp. ..............................        507,707           437
   Chinatrust Financial Holding Co. Ltd. ..........      1,033,149           811
   Chunghwa Telecom Co. Ltd., ADR .................         57,340         1,141
   Compal Electronics, Inc. .......................      1,677,065         1,523
   Delta Electronics, Inc. ........................        196,966           615
   Eternal Chemical Co. Ltd. ......................        272,000           455
   Evergreen Marine Corp. .........................        343,000           209
   Everlight Electronics Co. Ltd. .................        104,140           358
   Far Eastern Textile Co. Ltd. ...................        179,140           163
   First Financial Holding Co. Ltd. ...............      1,391,506           957
   Formosa Chemicals & Fibre Corp. ................        116,000           215
   Foxconn Technology Co. Ltd. ....................         42,000           394
   Fubon Financial Holding Co. Ltd. ...............        429,000           372

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   High Tech Computer Corp. .......................         17,200   $       256
   HON HAI Precision Industry Co. Ltd. ............         17,006           112
   InnoLux Display Corp. ## .......................         69,000           196
   MediaTek, Inc. .................................         58,300           725
   Mega Financial Holding Co. Ltd. ................        274,000           174
   Nan Ya Printed Circuit Board Corp. .............         66,000           383
   Nien Hsing Textile Co. Ltd. ....................        317,000           201
   Nien Made Enterprise Co. Ltd. ..................        225,380           214
   Optimax Technology Corp. .......................         39,090            22
   Powerchip Semiconductor Corp. ..................        289,000           175
   Quanta Computer, Inc. ..........................        877,113         1,255
   Radiant Opto-Electronics Corp. .................        129,650           203
   Siliconware Precision Industries Co. Ltd. ## ...        147,000           279
   SinoPac Financial Holdings Co. Ltd. ............      2,303,987           996
   Taiwan Cement Corp. ............................        244,827           217
   Taiwan Semiconductor Manufacturing Co. Ltd. ....         95,000           194
   Tatung Co Ltd. ## ..............................        767,000           323
   Transcend Information, Inc. ....................         85,485           285
   Tripod Technology Corp. ........................         61,820           230
   TXC Corp. ......................................         77,000           139
   United Microelectronics Corp. ..................      4,040,106         2,326
   United Microelectronics Corp., ADR + ...........         23,024            76
   Yaego Corp. ## .................................      1,453,000           572
   Yang Ming Marine Transport Corp. ...............        711,000           463
                                                                     -----------
TOTAL TAIWAN ......................................                       18,815
                                                                     -----------
THAILAND - 1.83%
COMMON STOCKS - 1.83%
   Bangkok Bank PCL ...............................        203,700           657
   Charoen Pokphand Foods PCL # ...................      2,802,600           366
   CP Seven Eleven PCL # ..........................        863,400           184
   Delta Electronics PCL ..........................        300,100           134
   Italian-Thai Development PCL ...................        923,900           137
   Kasikornbank PCL ...............................        350,000           710
   Krung Thai Bank PCL ............................      1,298,200           405
   PTT PCL ........................................         67,200           414
   Siam Commercial Bank PCL .......................        117,100           219
   Siam Makro PCL .................................         61,200           135
   Thai Union Frozen Products PCL .................        136,100            86
                                                                     -----------
TOTAL THAILAND ....................................                        3,447
                                                                     -----------
TURKEY - 2.33%
COMMON STOCKS - 2.33%
   Aksigorta A.S. .................................         56,990           266
   BIM Birlesik Magazalar A.S. ## .................          8,580           541
   Coca-Cola Icecek A.S. ## .......................         51,900           374
   Petrol Ofisi A.S. ..............................         40,630           178
   Turkcell Iletisim Hizmetleri A.S. ..............        116,430           645

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Turkiye Garanti Bankasi A.S. ...................        164,542   $       794
   Turkiye Is Bankasi (Isbank) ....................        225,796         1,067
   Yapi ve Kredi Bankasi A.S. ## ..................        241,914           524
                                                                     -----------
TOTAL TURKEY ......................................                        4,389
                                                                     -----------
UNITED KINGDOM - 0.09%
COMMON STOCKS - 0.09%
   JKX Oil & Gas plc ## ...........................         24,980           158
                                                                     -----------
SHORT TERM INVESTMENTS - 4.06%
   American Beacon Money Market Select
      Fund +++     ................................      7,122,868         7,123

                                                       PAR AMOUNT
                                                      ------------
   United States Treasury Bill,
      5.01%, Due 6/7/2007 @@ @ ....................   $        515           512
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS ......................                        7,635
                                                                     -----------

                                                         SHARES
                                                      ------------
SECURITIES LENDING COLLATERAL - 9.69%
   American Beacon Cash Plus Trust +++     ........     10,750,736        10,751
   American Beacon Money Market Select
      Fund +++     ................................      7,476,602         7,476
                                                                     -----------
TOTAL SECURITIES LENDING COLLATERAL ...............                       18,227
                                                                     -----------
TOTAL INVESTMENTS 109.89% - (COST $157,671) .......                      206,690
LIABILITIES, NET OF OTHER ASSETS - (9.89%) ........                      (18,608)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $   188,082
                                                                     ===========

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

##      Non-income producing security.

+       All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,815 or 2.03% of net assets. The Fund has no right to demand registration of these securities.

# Valued at fair value pursuant to procedures approved by the Board of Trustees.

+++     The Fund/Trust is affiliated by having the same investment advisor.

@@      Rates represent discount rate.

@ At April 30, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                      UNREALIZED
                                 NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                                 CONTRACTS      DATE       VALUE    (DEPRECIATION)
                                 ---------   ----------   -------   --------------
Emini S&P 500 Index ..........      130       Jun 2007    $11,014        $282
                                                          =======        ====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                    SETTLEMENT   MARKET    UNREALIZED
                                       DATE       VALUE   GAIN/(LOSS)
                                    ----------   ------   -----------
CONTRACTS TO DELIVER
   12,698 South African Rand ....    5/16/2007   $1,736      $(64)
TOTAL CONTRACTS TO DELIVER
                                                 ------      ----
   (RECEIVABLE AMOUNT $1,672) ...                $1,736      $(64)
                                                 ------      ----
NET CURRENCY FLUCTUATION ........                            $(64)
                                                             ====

SECTOR DIVERSIFICATION

                                                                      Percent of
                                                                      Net Assets
                                                                      ----------
Communications ....................................................       2.71%
Consumer Discretionary ............................................      10.82%
Consumer Staples ..................................................       4.30%
Energy ............................................................       9.35%
Financials ........................................................      22.08%
Health Care .......................................................       1.92%
Industrials .......................................................      10.97%
Information Technology ............................................       9.75%
Materials .........................................................       7.85%
Telecommunication Services ........................................      11.61%
Utilities .........................................................       4.78%
Short Term Investments ............................................      13.75%
Liabilities, Net of Other Assets ..................................      (9.89)%
                                                                        ------
                                                                        100.00%
                                                                        ======

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                          PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 94.49%
AUTO COMPONENTS - 3.37%
   The Goodyear Tire & Rubber Co.,
      11.25%, Due 3/1/2011 ........................   $      1,000   $     1,093
   Pep Boys, Inc., 7.50%, Due 12/15/2014 ..........          1,135         1,112
   Stanadyne Corp., 10.00%, Due 8/15/2014 .........          1,000         1,070
   Tenneco, Inc.,
      10.25%, Due 7/15/2013 .......................          1,400         1,535
      8.625%, Due 11/15/2014 + ....................            750           797
   TriMas Corp., 9.875%, Due 6/15/2012 ............          1,250         1,297
   TRW Automotive, Inc.,
      7.00%, Due 3/15/2014 ++ .....................          2,000         1,980
      7.25%, Due 3/15/2017 ++ .....................            900           893
   United Components, Inc., 9.375%, Due
      6/15/2013 ...................................          2,250         2,340
                                                                     -----------
                                                                          12,117
                                                                     -----------
AUTO LOAN - 3.21%
   Ford Motor Credit Co. LLC,
      5.625%, Due 10/1/2008 .......................            400           394
      7.375%, Due 10/28/2009 ......................          1,000         1,001
      9.75%, Due 9/15/2010 ........................          1,700         1,799
      9.875%, Due 8/10/2011 .......................          1,900         2,023
      8.105%, Due 1/13/2012 # .....................          1,300         1,282
      8.00%, Due 12/15/2016 .......................          1,000           978
   General Motors Acceptance Corp.,
      6.875%, Due 9/15/2011 .......................          4,050         4,063
                                                                     -----------
                                                                          11,540
                                                                     -----------
AUTOMOBILES - 1.45%
   Ford Motor Co.,
      8.875%, Due 1/15/2022 .......................            200           177
      7.45%, Due 7/16/2031 + ......................            725           574
   General Motors Corp.,
      7.70%, Due 4/15/2016 + ......................          1,200         1,110
      8.25%, Due 7/15/2023 ........................            700           633
      7.40%, Due 9/1/2025 .........................            500           419
   United Auto Group, Inc., 7.75%,
      Due 12/15/2016 ++ ...........................          2,250         2,284
                                                                     -----------
                                                                           5,197
                                                                     -----------
BASIC MATERIALS - 2.16%
   Georgia-Pacific Corp., 7.00%, Due
      1/15/2015 ++ ................................          1,575         1,583
   Huntsman International LLC, 7.875%,
      Due 11/13/2014 ++ ...........................            800           836
   Johnson Diversey, Inc., 9.625%, Due 5/15/2012 ..            500           524
   Lyondell Chemical Co.,
      8.00%, Due 9/15/2014 ........................          1,200         1,257
      8.25%, Due 9/15/2016 + ......................          1,250         1,338
   MacDermid, Inc., 9.50%, Due 4/15/2017 ++ .......            300           311
   PNA Group, Inc., 10.75%, Due 9/1/2016 ++ .......          1,075         1,182

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                          PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Verso Paper Holdings LLC, 9.125%,
      Due 8/1/2014 ++ .............................   $        700   $       737
                                                                     -----------
                                                                           7,768
                                                                     -----------
CASINO/GAMING - 0.06%
   Pinnacle Entertainment, Inc.,
      8.25%, Due 3/15/2012 ........................            100           103
      8.75%, Due 10/1/2013 ........................            100           105
                                                                     -----------
                                                                             208
                                                                     -----------
COMMERCIAL SERVICES - 1.56%
   Aramark Corp.,
      8.50%, Due 2/1/2015  ++ .....................            900           942
      8.86%, Due 2/1/2015  ++ # ...................          1,000         1,027
   Iron Mountain, Inc.,
      6.625%, Due 1/1/2016 ........................            750           727
      8.75%, Due 7/15/2018 + ......................          1,550         1,682
   Valassis Communications, Inc.,
      8.25%, Due 3/1/2015 + ++ ....................          1,250         1,228
                                                                     -----------
                                                                           5,606
                                                                     -----------
COMMUNICATIONS - 11.13%
   Cadmus Communications Corp.,
      8.375%, Due 6/15/2014 .......................          1,700         1,734
   CanWest Media, Inc., 8.00%, Due 9/15/2012 ......            800           830
   Cch I LLC 1100% Due 10/1/2015 ..................            900           956
   Charter Communications Holdings,
      10.25%, Due 9/15/2010 .......................          3,800         4,047
   CSC Holdings, Inc.,
      8.125%, Due 7/15/2009 .......................          1,000         1,040
      7.625%, Due 4/1/2011 ........................            200           206
      7.625%, Due 7/15/2018 .......................            800           816
   Dex Media, Inc.,
      12.125%, Due 11/15/2012 .....................            500           545
      9.875%, Due 8/15/2013 .......................            200           218
      Zero Coupon, Due 11/15/2013 ## # ............          2,750         2,592
   Digicel Group Ltd., 8.875%, Due 1/15/2015 ++ ...            800           785
   Echostar DBS Corp.,
      6.375%, Due 10/1/2011 .......................            100           101
      7.00%, Due 10/1/2013 ........................          2,000         2,077
      6.625%, Due 10/1/2014 .......................          1,500         1,523
      7.125%, Due 2/1/2016 ........................            700           729
   FTD, Inc., 775%, Due 2/15/2014 .................            923           928
   Insight Communications Co., Inc.,
      12.25%, Due 2/15/2011 .......................          2,875         3,004
   Intelsat Intermediate Holding Co. Ltd.,
      Zero Coupon, Due 2/1/2015 ## # ..............            500           420
   Intelsat Subsidiary Holding Co. Ltd.,
      8.25%, Due 1/15/2013 ........................          1,200         1,248
   iPCS, Inc., 7.48%, Due 5/1/2013 ++ # ...........          1,000         1,005
   L-3 Communications Corp., 6.125%,
      Due 7/15/2013 ...............................          1,100         1,086
   Lamar Media Corp., 7.25%, Due 1/1/2013 .........            800           818
   Liberty Media LLC, 5.70%, Due 5/15/2013 ........            900           860
   LIN Television Corp., 6.50%, Due 5/15/2013 .....            800           788
   MasTec, Inc., 7.625%, Due 2/1/2017 ++ ..........          1,000         1,010

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Network Communications, Inc., 10.75%,
      Due 12/1/2013 ...............................   $      1,000   $     1,025
   Quebecor Media, Inc., 7.75%, Due 3/15/2016 .....            100           105
   Qwest Communications International, Inc.,
      7.50%, Due 2/15/2014.........................          1,200         1,239
   Radio One, Inc., 6.375%, Due 2/15/2013 .........            800           779
   The Readers Digest Association, Inc.,
      9.00%, Due 2/15/2017 ++ .....................          1,750         1,715
   Umbrella Acquisition, Inc., 9.75%,
      Due 3/15/2015 ++ ............................          3,700         3,714
   West Corp., 9.50%, Due 10/15/2014 ++ ...........          1,900         2,009
                                                                     -----------
                                                                          39,952
                                                                     -----------
CONSTRUCTION & ENGINEERING - 1.23%
   Beazer Homes USA, Inc.,
      8.375%, Due 4/15/2012 + .....................          1,050         1,042
      8.125%, Due 6/15/2016 .......................            200           198
   KB Home,
      7.75%, Due 2/1/2010 .........................          1,000         1,010
      9.50%, Due 2/15/2011 + ......................          1,200         1,235
      6.25%, Due 6/15/2015 ........................            600           558
      7.25%, Due 6/15/2018 ........................            400           380
                                                                     -----------
                                                                           4,423
                                                                     -----------
CONSUMER DISCRETIONARY - 1.48%
   Commercial Vehicle Group, Inc., 8.00%,
      Due 7/1/2013 ................................            400           408
   Fresenius Medical Care Capital Trust IV, 7.875%,
      Due 6/15/2011 ...............................            700           740
   Levi Strauss & Co., 12.25% Due 12/15/2012 ......          1,500         1,639
   OSI Restaurant Partners LLC, 9.625%,
      Due 5/15/2015 ...............................            300           309
   Simmons Co., 7.875%, Due 1/15/2014 .............          2,000         2,055
   Spectrum Brands, Inc., 7.375%, Due 2/1/2015 ....            200           158
                                                                     -----------
                                                                           5,309
                                                                     -----------
CONSUMER STAPLES - 3.88%
   Alion Science and Technology Corp., 10.25%,
      Due 2/1/2015 ++ .............................            600           631
   Blyth, Inc., 5.50%, Due 11/1/2013 ..............          1,500         1,313
   Jarden Corp., 7.50, Due 5/1/2017 ...............          1,400         1,433
   Payless Shoesource, lnc., 8.25%, Due 8/1/2013 ..          1,500         1,579
   Pilgrims Pride Corp,.,
      9.625%, Due 9/15/2011 .......................          2,348         2,448
      8.375%, Due 5/1/2017 + ......................          1,200         1,215
   Prestige Brands, Inc., 9.25% Due 4/15/2012 .....          2,000         2,070
   Rafaella Apparel Group, Inc., 11.25%,
      Due 6/15/2011 ...............................          1,341         1,368
   Rental Service Corp., 9.50%, Due 12/1/2014 ++ ..            800           850
   Smithfield Foods, Inc., 7.75%, Due 5/15/2013 ...          1,000         1,040
                                                                     -----------
                                                                          13,947
                                                                     -----------
ELECTRIC/GAS - 0.92%
   Aquila, Inc., 9.95%, Due 2/1/2011 ..............            900           986
   Hanover Compressor Co., 7.50%, Due 4/15/2013 ...            800           820
   Midwest Generation LLC, 8.75%, Due 5/1/2034 ....            800           884
   TXU Corp., 5.55%, Due 11/15/2014 ...............            700          6268
                                                                     -----------
                                                                           3,318
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
ENERGY - 9.62%
   AmeriGas Partners, L.P.,
      7.25%, Due 5/20/2015 ........................   $      1,225   $     1,246
      7.125%, Due 5/20/2016 .......................          1,150         1,164
   Aventine Renewable Energy Holdings, Inc.,
      10.00%, Due 4/1/2017 ++ .....................          1,000         1,040
   Chesapeake Energy Corp.,
      7.625%, Due 7/15/2013 .......................          3,400         3,604
      6.625% Due 1/15/2016 ........................            900           914
   Cie Generale de Geophysique-Veritas, 7.75%,
      Due 5/15/2017 ...............................            300           317
   Complete Production Services, Inc., 8.00%,
      Due 12/15/2016 ++ ...........................          1,500         1,551
   Copano Energy LLC, 8.125%, Due 3/1/2016 ........            800           834
   Dynegy Holdings, Inc., 8.375%, Due 5/1/2016 ....            900           948
   Holly Energy Partners, 6.25% Due 3/1/2015 ......          1,900         1,824
   Inergy L.P./Inergy Finance Corp., 6.875%,
      Due 12/15/2014 ..............................          2,224         2,196
   Mariner Energy, Inc., 7.50%, Due 4/15/2013 .....            900           893
   MarkWest Energy Partners LP, 6.875%,
      Due 11/1/2014 ...............................            800           786
   Massey Energy Co., 6.875%, Due 12/15/2013.......          2,500         2,413
   Mirant Americas Generation LLC, 8.30%,
      Due 5/1/2011 ................................          1,700         1,798
   Mirant North America LLC, 7.375%,
      Due 12/31/2013 ..............................            100           106
   NRG Energy, Inc.,
      7.25%, Due 2/1/2014 .........................            300           310
      7.375%, Due 2/1/2016 ........................          1,900         1,974
      7.375%, Due 1/15/2017 .......................          1,750         1,813
   Peabody Energy Corp.,
      6.875%, Due 3/15/2013 .......................            300           304
      7.375%, Due 11/1/2016 .......................            700           739
   PetroHawk Energy Corp., 9.125% Due 7/15/2013 ...          1,125         1,205
   PetroQuest Energy, Inc., 10.375%,
      Due 5/15/2012 ...............................          3,000         3,150
   Swift Energy Co.,
      7.625%, Due 7/15/2011 .......................            900           918
      9.375%, Due 5/1/2012 ........................            750           784
   Tenaska, Inc., 6.528%, Due 12/30/2014 ++ .......          1,260         1,246
   Williams Cos., Inc., 8.75%, Due 3/15/2032 ......            400           466
                                                                     -----------
                                                                          34,543
                                                                     -----------
FINANCE - 4.36%
   American Real Estate Partners, L.P., 7.125%,
      Due 2/15/2013 ++ ............................          2,750         2,709
   CPI International, Inc., 11.151%,
      Due 2/1/2015 # ..............................          1,750         1,807
   E*Trade Financial Corp., 8.00%, Due 6/15/2011...          2,775         2,917
   Hawker Beechcraft Acquisition Co. LLC, 8.50%,
      Due 4/1/2015 ++ .............................            800           844
   KAR Holdings,  Inc., 9.355%, Due 5/1/2014 ++ #..          1,000         1,022
   National Health Investors, Inc., 7.30%,
      Due 7/16/2007 ...............................          1,000         1,001
   Petroplus Finance Ltd., 6.75%, Due 5/1/2014 ++..            300           302
   Pinnacle Foods Finance LLC/Pinnacle Foods
      Finance Corp.,
      9.25%, Due 4/1/2015  ++ .....................          1,400         1,400
      10.625%, Due 4/1/2017 + ++ ..................            850           852

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Rainbow National Services LLC, 10.375%,
      Due 9/1/2014 ++ .............................   $        750   $       845
   Residential Capital Corp., 7.19%,
      Due 4/17/2009 ++ # ..........................          1,000           995
   Thornburg Mortgage, Inc., 8.00%,
      Due 5/15/2013 ...............................            960           955
                                                                     -----------
                                                                          15,649
                                                                     -----------
FOOD & DRUG RETAILING - 0.57%
   Rite Aid Corp., 8.125%, Due 5/1/2010 ...........          2,000         2,065
                                                                     -----------
FOOD/RESTAURANT - 0.49%
   Cott Beverages USA, Inc., 8.00%,
      Due 12/15/2011 ..............................          1,700         1,743
                                                                     -----------
HEALTH CARE - 5.85%
   Centene Corp., 7.25%, Due 4/1/2014 ++ ..........          1,200         1,218
   DaVita, Inc.,
      6.625%, Due 3/15/2013 .......................            625           627
      7.25%, Due 3/15/2015 ........................          2,375         2,428
   HCA, Inc.,
      9.125%, Due 11/15/2014 ++ ...................            500           540
      6.50%, Due 2/15/2016 ........................          1,000           871
      9.25%, Due 11/15/2016 + ++ ..................          3,200         3,488
   Interactive Health, 8.00%, Due 4/1/2011 + ++ ...          1,259         1,032
   Omnicare, Inc.,
      6.75%, Due 12/15/2013 .......................            500           498
      6 875% Due 12/15/2015 .......................          1,550         1,544
   Skilled Healthcare Group, Inc., 11.00%,
      Due 1/15/2014 ++ ............................          1,300         1,453
   Tenet Healthcare Corp.,
      6.375%, Due 12/1/2011 .......................            100            94
      9.875%, Due 7/1/2014 ........................          1,100         1,127
   United Surgical Partners International, Inc.,
      9.25%, Due 5/1/2017 ++ ......................            400           412
   US Oncology Holdings, Inc., 9.797%,
      Due 3/15/2012 ++ # ..........................          2,100         2,126
   US Oncology, Inc.,
      9.00%, Due 8/15/2012 ........................          1,500         1,598
      10.75% Due 8/15/2014 ........................          1,000         1,118
   Vanguard Health Holding Co. II LLC, 9.00%,
      Due 10/1/2014 ...............................            800           829
                                                                     -----------
                                                                          21,003
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 5.21%
   AMF Bowling Worldwide, Inc., 10.00%,
      Due 3/1/2010 ................................          1,950         2,028
   Cinemark, Inc.,  Zero Coupon,
      Due 3/15/2014 ## # ..........................          1,350         1,242
   Host Hotels & Resorts LP., 6.875%,
      Due 11/1/2014 ...............................            800           819
   Host Marriott LP, 7.125%, Due 11/1/2013 ........            400           412
   Majestic Star Casino LLC, 9.50%,
      Due 10/15/2010 ..............................          1,500         1,579
   MGM Mirage,
      6.75%, Due 4/1/2013 .........................          2,250         2,230
      6.625%, Due 7/15/2015 .......................          1,500         1,455
   Royal Caribbean Cruises Ltd., 7.25%,
      Due 3/15/2018 ...............................          1,200         1,243
   San Pasqual Casino Development Group, 8.00%,
      Due 9/15/2013 ++ ............................          1,800         1,854

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                       PAR AMOUNT       VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Station Casinos, Inc.,
      6.875%, Due 3/1/2016 ........................   $        800   $       752
      7.75%, Due 8/15/2016 ........................            200           208
   Travelport LLC, 9.985%. Due 9/1/2014 ++ # ......          1,050         1,084
   Turning Stone Casino Resort, 9.125%,
      Due 12/15/2010 ++ ...........................          3,710         3,784
                                                                     -----------
                                                                          18,690
                                                                     -----------
INDUSTRIALS - 15.45%
   Allied Waste North America, Inc.,
      6.875%, Due 6/1/2017 ........................            800           811
   Alpha Natural Resources, LLC, 10.00%,
      Due 6/1/2012 ................................          2,000         2,160
   Altra Industrial Motion, Inc.,
      9.00%, Due 12/1/2011 ........................          1,100         1,140
      9.00%, Due 12/1/2011 ++ .....................            500           518
   BE Aerospace, Inc., 8.875%, Due 5/1/2011 .......          1,250         1,287
   Berry Plastics Holding Corp.,
      8.875%, Due 9/15/2014 .......................          1,300         1,339
   Case New Holland, Inc.,
      9.25%, Due 8/1/2011 .........................          2,725         2,865
      7.125%, Due 3/1/2014 ........................            600           630
   Clarke American Corp., 1.00%,
      Due 5/15/2015 ++ # ..........................          1,500         1,500
   Clean Harbors, Inc., 11.25%, Due 7/15/2012 .....            650           722
   Coleman Cable, Inc.,
      9.875% Due 10/1/2012 ++ .....................          1,000         1,047
   Communications & Power Industries, Inc.,
      8.00%, Due 2/1/2012 .........................          1,500         1,537
   Crown Americas LLC, 7.75%, Due 11/15/2015 ......            800           846
   DRS Technologies, Inc.,
      6.875%, Due 11/1/2013 .......................            600           606
      7.625%, Due 2/1/2018 ........................            200           209
   Dycom Industries, Inc.,
      8.125%, Due 10/15/2015 ......................          1,500         1,583
   Equistar Chemicals, LP,
      10.625%, Due 5/1/2011 .......................          1,250         1,319
   GenCorp, Inc., 9.50%, Due 8/15/2013 ............          1,500         1,609
   GST Equipment Funding, Inc., 13.25%,
      Due 5/1/2007 ###     @@ .....................          2,500            --
   Impress Holdings BV, 8.481%,
      Due 9/15/2013 ++ # ..........................          1,400         1,431
   Intertape Polymer US, Inc., 8.50%,
      Due 8/1/2014 ................................          1,300         1,168
   Jefferson Smurfit Corp., 8.25%,
      Due 10/1/2012 + .............................          1,300         1,315
   Johnsondiversey Holdings, Inc., Zero Coupon,
      Due 5/15/2013 ## # ..........................            100           104
   NBTY, Inc., 7.125%, Due 10/1/2015 ..............          1,800         1,822
   Nell AF SARL, 8.375%, Due 8/15/2015 ++ .........          1,500         1,560
   Nortek, Inc., 8.50%, Due 9/1/2014 ..............            900           889
   Nova Chemicals Corp., 8.502%,
      Due 11/15/2013 # ............................          2,070         2,106
   Novelis, Inc., 7.25%, Due 2/15/2015 ............            800           843
   Owens-Brockway Glass Containers, Inc.,
      8.75%, Due 11/15/2012 .......................          1,500         1,581
      8.25%, Due 5/15/2013 ........................          1,750         1,846
      6.75%, Due 12/1/2014 ........................          1,000         1,006
   Pipe Acquisition Finance plc, 11.604%,
      Due 12/15/2010 ++ # .........................          1,100         1,132
   Plastipak Holdings, Inc., 8.50%,
      Due 12/15/2015 ++ ...........................          1,475         1,578
   Polypore, Inc., 8.75%, Due 5/15/2012 + .........            725           748

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   RBS Global, Inc., 9.50%, Due 8/1/2014 ..........   $        900   $       963
   Sanmina-SCI Corp., 8.125%  Due 3/1/2016 ........            800           783
   Smurfit Kappa Funding plc, 7.75%, Due
      4/1/2015 ....................................            800           820
   Solectron Corp., 8.00%, Due 3/15/2016 ..........            800           808
   Stewart & Stevenson LLC, 10.00%, Due
      7/15/2014 ++ ................................          1,000         1,053
   Superior Essex Communications, 9.00%, Due
      4/15/2012 ...................................          2,400         2,496
   Terex Corp., 7.375%, Due 1/15/2014 + ...........          1,760         1,839
   Titan International, Inc., 8.00%, Due
      1/15/2012 ++ ................................          1,250         1,294
   TransDigm, Inc., 7.75%, Due 7/15/2014 ++ .......            800           830
   United Rentals North America, Inc.,
      6.50%, Due 2/15/2012 ........................          1,800         1,818
      7.75%, Due 11/15/2013 .......................            800           832
   WCA Waste Corp., 9.25%, Due 6/15/2014 ..........          1,000         1,065
                                                                     -----------
                                                                          55,458
                                                                     -----------
MATERIALS - 3.69%
   Compass Minerals International, Inc., Zero
      Coupon, Due 6/1/2013  ## # ..................          1,825         1,788
   Hercules, Inc., 6.75%, Due 10/15/2029 ..........          1,750         1,750
   Hexion US Finance Corp., 9.75%, Due
      11/15/2014 ++ ...............................          1,000         1,080
   Ineos Group Holdings Plc, 8.50%, Due
      2/15/2016 + ++ ..............................          1,725         1,669
   Nalco Co., 8.875%, Due 11/15/2013 ..............            900           963
   Neenah Paper, Inc., 7.375%, Due 11/15/2014 .....          2,450         2,376
   The Newark Group,  Inc., 9.75%  Due
      3/15/2014 ...................................          2,200         2,280
   Phibro Animal Health Corp., 10.00%, Due
      8/1/2013 ++ .................................          1,250         1,330
                                                                     -----------
                                                                          13,236
                                                                     -----------
MEDIA - 4.45%
   Advanstar Communications, Inc.,
      10.75%, Due 8/15/2010 .......................          1,500         1,631
      12 00%, Due 2/15/2011 .......................          1,375         1,435
   Allbritton Communications Co., 7.75%, Due
      12/15/2012 ..................................          1,608         1,652
   Idearc, Inc., 8.00%, Due 11/15/2016 ++ .........          2,750         2,867
   IESY Repository GmbH, 10.375%, Due
      2/15/2015 ++ ................................          1,500         1,586
   Kabel Deutschland GmbH, 10.625%, Due 7/1/2014 ..          1,156         1,292
   LBI Media, Inc., 10.125%, Due 7/15/2012 ........          1,000         1,053
   R.H. Donnelley Corp., 8.875%, Due 1/15/2016 ....          1,200         1,302
   The Sheridan Group, Inc., 10.25%, Due
      8/15/2011 ...................................          2,125         2,213
   WMG Acquisition Corp., 7.375%, Due 4/15/2014 ...          1,000           960
                                                                     -----------
                                                                          15,991
                                                                     -----------
METALS & MINING - 0.89%
   Freeport-McMoRan Copper & Gold, Inc.,
      8.25%, Due 4/1/2015 .........................          2,250         2,433
      8.375%, Due 4/1/2017 ........................            700           765
                                                                     -----------
                                                                           3,198
                                                                     -----------
OIL & GAS - 1.70%
   Pogo Producing Co.,
      7.875%, Due 5/1/2013 ........................            300           304

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
      6.875% Due 10/1/2017 ........................   $        500   $       490
   Regency Energy Partners LP, 8.375%, Due
      12/15/2013 ++ ...............................          2,750         2,833
   Stone Energy Corp., 8.106%, Due
      7/15/2010 ++ # ..............................          1,912         1,912
   Williams Cos., Inc.,
      7.625%, Due 7/15/2019 .......................            200           218
      7.875%, Due 9/1/2021 ........................            300           332
                                                                     -----------
                                                                           6,089
                                                                     -----------
PHARMACEUTICALS - 1.75%
   Angiotech Pharmaceuticals, Inc., 9.11%, Due
      12/1/2013 ++ # ..............................          1,750         1,793
   Elan Finance PLC/Elan Finance Corp.,
      8.875%, Due 12/1/2013 ++ ....................          1,800         1,854
      9.485%, Due 12/1/2013 ++ # ..................          1,075         1,094
   PTS Acquisition Corp., 9.50%, Due
      4/15/2015 ++ ................................          1,500         1,534
                                                                     -----------
                                                                           6,275
                                                                     -----------
REAL ESTATE - 0.17%
   Forest City Enterprises, Inc., 7.625%, Due
      6/1/2015 ....................................            600           615
                                                                     -----------
RETAIL - 2.12%
   Jostens Holding, 10.25%, Due 12/1/2013 # .......          1,900         1,767
   Jostens IH Corp., 7.625%, Due 10/1/2012 ........            900           921
   Michaels Stores, Inc., 10.00%, Due
      11/1/2014 ++ ................................            800           873
   Phillips-Van Heusen Corp.,
      8.125%, Due 5/1/2013 ........................            735           775
      7.75%, Due 11/15/2023 .......................          1,800         1,908
   Susser Holdings LLC, 10.625%, Due 12/15/2013 ...          1,236         1,357
                                                                     -----------
                                                                           7,601
                                                                     -----------
SERVICES - 0.70%
   Knowledge Learning Corp, Inc., 7.75%, Due
      2/1/2015 ++ .................................          2,500         2,500
                                                                     -----------
TECHNOLOGY - 3.39%
   Amkor Technology, Inc., 7.75%, Due 5/15/2013 ...          2,000         1,980
   Celestica, Inc., 7.875%, Due 7/1/2011 ..........          1,600         1,576
   Freescale Semiconductor, Inc.,
      8.875%, Due 12/15/2014 ++ ...................          1,400         1,402
      9.125%, Due 12/15/2014 ++ ...................          1,400         1,393
      9.23%, Due 12/15/2014 ++ # ..................          1,250         1,250
   NXP b.v., 7.875%, Due 10/15/2014 ++ ............          1,000         1,040
   Sungard Data Systems, Inc.,
      9.125%, Due 8/15/2013 .......................          1,950         2,091
      10.25%, Due 8/15/2015 .......................          1,300         1,430
                                                                     -----------
                                                                          12,162
                                                                     -----------
TELECOMMUNICATION SERVICES - 3.26%
   Block Communications, Inc., 8.25%, Due
      12/15/2015 ++ ...............................          2,000         2,050
   Cablevision Systems Corp., 8.00%, Due
      4/15/2012 ...................................            300           308

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   Dobson Cellular Systems, Inc.,
      8.375%, Due 11/1/2011 .......................   $        500   $       533
      9.875%, Due 11/1/2012 .......................          2,100         2,294
   Inmarsat Finance PLC, Zero Coupon, Due
      11/15/2012  ## # ............................            300           285
   Intelsat Bermuda Ltd., 9.25%,  Due 6/15/2016 ...          1,600         1,760
   Millicom International Cellular SA, 10.00%,
      Due 12/1/2013 ...............................            800           878
   Rural Cellular Corp., 8.25%, Due 3/15/2012 .....          1,750         1,846
   Stratos Global Corp., 9.875%, Due 2/15/2013 ....            750           812
   Wind Acquisition Finance SA, 10.75%, Due
      12/1/2015 ++ ................................            800           924
                                                                     -----------
                                                                          11,690
                                                                     -----------
TOBACCO - 0.37%
   Reynolds American, Inc., 7.625%, Due 6/1/2016 ..          1,200         1,313
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS ....................                      339,206
                                                                     -----------

                                                         SHARES
                                                      ------------
SHORT TERM INVESTMENTS - 5.52%
   American Beacon Money Market Select Fund @ .....     19,794,486        19,795
                                                                     -----------
SECURITIES LENDING COLLATERAL - 5.42%
   AIM Short-Term Investment Company Liquid Asset
      Fund ........................................        553,147           553

                                                           PAR
                                                         AMOUNT
                                                      ------------
   Citigroup Global Markets, Inc. Master Note .....   $     10,000        10,000
   Merrill Lynch Pierce Fenner & Smith, Inc. Tri
      Party Repo +++...............................          2,500         2,500
   Mica Funding LLC ## ............................          6,410         6,410
                                                                     -----------
   TOTAL SECURITIES LENDING COLLATERAL ............                       19,463
                                                                     -----------
TOTAL INVESTMENTS - 105.43% (COST $371,183) .......                  $   378,464
LIABILITIES, NET OF OTHER ASSETS - (5.43%) ........                      (19,485)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                      358,979
                                                                     ===========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $97,446 or 27.15% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

###   In Default

@@ Valued at fair value pursuant to procedures approved by the Board of Trustees.

@    The Fund/Trust is affiliated by having the same investment advisor.

+++ Held at Chase NYC, Collateralized by Corporate Obligations valued at $2,551, 4.85% - 7.858%, 3/15/2011 - 3/1/2033

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
COMMON STOCKS - 5.78%
CONSUMER DISCRETIONARY - 0.84%
SPECIALTY RETAIL - 0.46%
   The Home Depot, Inc. ...........................         11,500   $       436
   IAC/InterActive Corp., Warrant, Warrant ## .....          4,000            28
                                                                     -----------
                                                                             464
                                                                     -----------
TEXTILES & APPAREL - 0.38%
   Coach, Inc. ## .................................          8,030           392
                                                                     -----------
TOTAL CONSUMER DISCRETIONARY ......................                          856
                                                                     -----------
CONSUMER STAPLES - 0.64%
BEVERAGES - 0.64%
   The Coca-Cola Co. + ............................          7,060           369
   Molson Coors Brewing Co. + .....................          2,930           276
                                                                     -----------
TOTAL CONSUMER STAPLES ............................                          645
                                                                     -----------
FINANCIALS - 0.86%
DIVERSIFIED FINANCIALS - 0.86%
   Franklin Resources, Inc. .......................          2,450           322
   The Goldman Sachs Group, Inc. + ................          2,500           546
                                                                     -----------
TOTAL FINANCIALS ..................................                          868
                                                                     -----------
HEALTH CARE - 0.30%
PHARMACEUTICALS - 0.30%
   Pfizer, Inc. ...................................         11,500           305
                                                                     -----------
INDUSTRIALS - 0.47%
COMMERCIAL SERVICES & SUPPLIES - 0.47%
   ITT Educational Services, Inc. ## + ............          4,920           478
                                                                     -----------
INFORMATION TECHNOLOGY - 2.67%
COMMUNICATIONS EQUIPMENT - 0.56%
   Cisco Systems, Inc. ## + .......................         21,180           566
                                                                     -----------
CONSUMER SERVICES - 0.01%
   Expedia, Inc., Warrant ## ......................          4,000            12
                                                                     -----------
IT CONSULTING & SERVICES - 1.27%
   Accenture Ltd. + ...............................          7,470           292
   Cognizant Technology Solutions Corp. ## + ......          4,000           357
   Infosys Technologies Ltd., ADR + ...............         12,200           639
                                                                     -----------
                                                                           1,288
                                                                     -----------
SOFTWARE - 0.83%
   Microsoft Corp. ................................         15,500           464

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
   Oracle Corp. ## + ..............................         20,000   $       376
                                                                     -----------
                                                                             840
                                                                     -----------
TOTAL INFORMATION TECHNOLOGY ......................                        2,706
                                                                     -----------
TOTAL COMMON STOCKS ...............................                        5,858
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS - 2.52%
FINANCIALS - 1.58%
DIVERSIFIED FINANCIALS - 0.90%
   Lazard Ltd. + ..................................         10,250           474
   Lehman Brothers Holdings, Inc. + ...............         15,300           431
                                                                     -----------
                                                                             905
                                                                     -----------
INSURANCE - 0.68%
   MetLife, Inc. ..................................         21,000           691
                                                                     -----------
TOTAL FINANCIALS ..................................                        1,596
                                                                     -----------
HEALTH CARE - 0.44%
PHARMACEUTICALS - 0.44%
   Schering-Plough Corp. + ........................          6,200           447
                                                                     -----------
INDUSTRIALS - 0.50%
   General Motors Corp. ...........................         22,000           506
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCKS ................                        2,549
                                                                     -----------

                                                           PAR
                                                         AMOUNT
                                                      ------------
CORPORATE OBLIGATIONS - 29.69%
BANKS - 6.60%
   Banco Popular North America, Inc.,
      4.25%, Due 4/1/2008 .........................   $        300           296
   Bank of America Corp.,
      7.80%, Due 9/15/2016 ........................            600           701
   Bank One Corp.,
      4.90%, Due 4/30/2015 ........................            350           338
   Citigroup, Inc.,
      5.125%, Due 2/14/2011 .......................          1,500         1,503
   Credit Suisse First Boston,
      6.50%, Due 5/1/2008 ++ ......................            500           504
   ING Bank, NV,
      5.125%, Due 5/1/2015 ++ .....................            300           296
   JPMorgan Chase & Co.,
      6.75%, Due 2/1/2011 .........................            800           841
   National City Bank,
      4.50%, Due 3/15/2010 ........................            900           883
   Synovus Financial Corp.,
      4.875%, Due 2/15/2013 .......................            350           345
   Washington Mutual, Inc.,
      8.25%, Due 4/1/2010 .........................            300           324

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                          PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
      4.625%, Due 4/1/2014 ........................   $        700   $       654
                                                                     -----------
                                                                           6,685
                                                                     -----------
BASIC MATERIALS - 0.34%
   BHP Billiton Finance USA Ltd.,
      4.80%, Due 4/15/2013 ........................            350           342
                                                                     -----------
BEVERAGES - 0.30%
   Constellation Brands, Inc.,
      7.25%, Due 9/1/2016 .........................            300           305
                                                                     -----------
COMMUNICATIONS - 1.40%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 .......................            700           803
   DirecTV Holdings LLC/DirecTV Financing Co.,
      8.375%, Due 3/15/2013 .......................            300           316
   Time Warner Cable, Inc.,
      5.85%, Due 5/1/2017 ++ ......................            300           302
                                                                     -----------
                                                                           1,421
                                                                     -----------
CONSUMER DISCRETIONARY - 0.91%
   Supervalu, Inc.,
      7.50%, Due 11/15/2014 .......................            325           339
   Wal-Mart Stores, Inc.,
      7.55%, Due 2/15/2030 + ......................            350           424
   Wesco Distribution, Inc.,
      7.50%, Due 10/15/2017 .......................            150           154
                                                                     -----------
                                                                             917
                                                                     -----------
CONSUMER SERVICES - 0.31%
   Expedia, Inc.,
      7.456%, Due 8/15/2018 .......................            300           315
                                                                     -----------
CONSUMER STAPLES - 0.28%
   Dole Food Co., Inc.,
      8.875%, Due 3/15/2011 + .....................            142           144
   Hanesbrands, Inc.,
      8.735%, Due 12/15/2014 ++ # .................            140           144
                                                                     -----------
                                                                             288
                                                                     -----------
ENERGY - 0.63%
   Canadian Natural Resources Ltd.,
      6.25%, Due 3/15/2038 ........................            300           298
   EOG Resources, Inc.,
      4.75%, Due 3/15/2014 ++ .....................            350           338
                                                                     -----------
                                                                             636
                                                                     -----------
FINANCE - 4.72%
   American General Finance Corp.,
      4.875%, Due 5/15/2010 .......................            300           299

                                                          PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   The Bear Stearns Cos., Inc.,
      2.875%, Due 7/2/2008 ........................   $        800   $       779
   Capital One Financial Corp.,
      5.70%, Due 9/15/2011 ........................            450           454
   E*Trade Financial Corp.,
      7.875%, Due 12/1/2015 .......................            300           324
   The Goldman Sachs Group, Inc.,
      4.75%, Due 7/15/2013 ........................            350           339
   HSBC Finance Corp.,
      5.25%, Due 1/14/2011 + ......................          1,200         1,201
   International Lease Finance Corp.,
      6.375%, Due 3/15/2009 .......................            725           741
   Lehman Brothers Holdings, Inc.,
      4.25%, Due 1/27/2010 + ......................            350           343
   Merrill Lynch & Co., Inc.,
      6.11%, Due 1/29/2037 ........................            310           308
                                                                     -----------
                                                                           4,788
                                                                     -----------
HEALTH CARE - 0.70%
   AmeriPath, Inc.,
      10.50%, Due 4/1/2013 ........................            400           435
   Tenet Healthcare Corp.,
      9.25%, Due 2/1/2015 + .......................            275           275
                                                                     -----------
                                                                             710
                                                                     -----------
INDUSTRIALS - 4.41%
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 + ......................            300           294
   CSX Corp.,
      6.75%, Due 3/15/2011 ........................            310           325
   DaimlerChrysler NA Holding Corp.,
      5.875%, Due 3/15/2011 .......................            350           356
      5.75%, Due 9/8/2011 .........................            250           254
   Equistar Chemicals, LP,
      10.625%, Due 5/1/2011 .......................            400           422
   Ford Motor Credit Co. LLC,
      8.625%, Due 11/1/2010 + .....................            285           292
   Gardner Denver, Inc.,
      8.00%, Due 5/1/2013 .........................            300           318
   The Goodyear Tire & Rubber Co.,
      7.857%, Due 8/15/2011 .......................            300           314
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 .......................            750           733
   NBTY, Inc.,
      7.125%, Due 10/1/2015 .......................            150           152
   Nissan Motor Acceptance Corp.,
      5.625%, Due 3/14/2011 ++ ....................            300           302
   Norfolk Southern Corp.,
      8.625%, Due 5/15/2010 .......................            310           339

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                          PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Union Pacific Corp.,
      6.50%, Due 4/15/2012 ........................   $        350   $       367
                                                                     -----------
                                                                           4,468
                                                                     -----------
INSURANCE - 3.84%
   Aegon Funding Corp.,
      5.75%, Due 12/15/2020 .......................            350           357
   American International Group, Inc.,
      6.25%, Due 5/1/2036 .........................            350           371
   ASIF Global Financing,
      3.90%, Due 10/22/2008 ++ ....................            500           491
   The Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .......................            700           703
   John Hancock Global Funding II,
      7.90%, Due 7/2/2010 ++ ......................            850           919
   Lincoln National Corp.,
      4.75%, Due 2/15/2014 ........................            200           192
   Metropolitan Life Global Funding I,
      4.625%, Due 8/19/2010 ++ ....................            500           496
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ........................            375           262
                                                                     -----------
                                                                           3,891
                                                                     -----------
MEDIA - 0.29%
   Idearc, Inc.,
      8.00%, Due 11/15/2016 ++ ....................            285           297
                                                                     -----------
REAL ESTATE - 1.89%
   iStar Financial, Inc.,
      5.85%, Due 3/15/2017 ........................            450           449
   ProLogis,
      5.50%, Due 4/1/2012 .........................            350           354
      5.625%, Due 11/15/2016 + ....................            350           353
   Simon Property Group LP,
      6.375%, Due 11/15/2007 ......................            400           402
      5.375%, Due 6/1/2011 ........................            350           352
                                                                     -----------
                                                                           1,910
                                                                     -----------
TECHNOLOGY - 0.86%
   Cisco Systems, Inc.,
      5.25%, Due 2/22/2011 ........................            350           352
   Sungard Data Systems, Inc.,
      9.125%, Due 8/15/2013 .......................            300           322
   Syniverse Technologies, Inc.,
      7.75%, Due 8/15/2013 ........................            200           196
                                                                     -----------
                                                                             870
                                                                     -----------
TELEPHONE - 1.86%
   America Movil, S.A. de C.V.,
      6.375%, Due 3/1/2035 ........................            350           354
   AT&T, Inc.,
      5.625%, Due 6/15/2016 + .....................            350           352

                                                          PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
      6.80%, Due 5/15/2036 + ......................   $        175   $       190
   Sprint Capital Corp.,
      8.375%, Due 3/15/2012 .......................            350           390
   Verizon Communications, Inc.,
      5.50%, Due 4/1/2017 .........................            300           299
   Vodafone Group plc,
      6.15%, Due 2/27/2037 ........................            300           296
                                                                     -----------
                                                                           1,881
                                                                     -----------
UTILITIES - 0.35%
   MidAmerican Energy Holdings Co.,
      6.125%, Due 4/1/2036 ........................            350           356
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS .......................                       30,080
                                                                     -----------
CONVERTIBLE OBLIGATIONS - 13.91%
BANKS - 0.55%
   Bank of America Corp.,
      0.25%, Due 2/15/2012 ........................            270           284
   Wachovia Corp.,
      0.25%, Due 12/15/2010 .......................            280           279
                                                                     -----------
                                                                             563
                                                                     -----------
COMMUNICATIONS - 1.47%
   Juniper Networks, Inc.,
      Zero Coupon, Due 6/15/2008 ## + .............            292           345
   Liberty Media LLC,
      0.75%, Due 3/30/2023 ........................            505           612
   Omnicom Group, Inc.,
      Zero Coupon, Due 7/1/2038 ## + ..............            495           535
                                                                     -----------
                                                                           1,492
                                                                     -----------
CONSUMER DISCRETIONARY - 0.64%
   Carnival Corp.,
      2.00%, Due 4/15/2021 ........................            510           645
                                                                     -----------
ELECTRIC UTILITIES - 0.30%
   CenterPoint Energy, Inc.,
      3.75%, Due 5/15/2023 ........................            185           309
                                                                     -----------
ENERGY - 1.27%
   Cameron International Corp.,
      2.50%, Due 6/15/2026 + ......................            275           317
   Nabors Industries, Inc.,
      Zero Coupon, Due 6/15/2023 ## + ..............           280           298
   Schlumberger Ltd.,
      2.125%, Due 6/1/2023 ........................            210           392
   SESI LLC,
      1.50%, Due 12/15/2026 ++ ....................            270           279
                                                                     -----------
                                                                           1,286
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT        VALUE
                                                      ------------   -----------
                                                         (DOLLARS IN THOUSANDS)
FINANCE - 0.77%
   American Financial Group, Inc.,
      1.486%, Due 6/2/2033 ........................   $        625   $       387
   Elf Special Financing Ltd.,
      5.705%, Due 6/15/2009 ++ # ..................            100           124
   Lehman Brothers Holdings, Inc.,
      0.25%, Due 2/16/2012 ........................            270           270
                                                                     -----------
                                                                             781
                                                                     -----------
HEALTH CARE - 0.29%
   Medtronic, Inc.,
      1.50%, Due 4/15/2011 + ......................            280           296
                                                                     -----------
INDUSTRIALS - 2.70%
   Alliant Techsystems, Inc.,
      2.75%, Due 9/15/2011 ++ .....................            320           359
   Danaher Corp.,
      Zero Coupon, Due 1/22/2021 ## ...............            320           334
   Fisher Scientific International, Inc.,
      3.25%, Due 3/1/2024 + .......................            560           810
   Lockheed Martin Corp.,
      5.11%, Due 8/15/2033 + # ....................            515           703
   The Walt Disney Co.,
      2.125%, Due 4/15/2023 + .....................            435           532
                                                                     -----------
                                                                           2,738
                                                                     -----------
INFORMATION TECHNOLOGY - 0.44%
   Electronic Data Systems Corp.,
      3.875%, Due 7/15/2023 + .....................            425           442
                                                                     -----------
INSURANCE - 0.93%
   Fortis Insurance NV,
      7.75%, Due 1/26/2008 ++ .....................            275           399
   Prudential Financial, Inc.,
      2.60%, Due 11/15/2035 # .....................            510           541
                                                                     -----------
                                                                             940
                                                                     -----------
PHARMACEUTICALS - 1.24%
   Charles River Laboratories International, Inc.,
      2.25%, Due 6/15/2013 + ......................            273           312
   Gilead Sciences, Inc.,
      0.50%, Due 5/1/2011 ++ ......................            550           645
   Mylan Laboratories, Inc.,
      1.25%, Due 3/15/2012 ........................            270           296
                                                                     -----------
                                                                           1,253
                                                                     -----------
REAL ESTATE - 0.24%
   GSC Holdings Corp.,
      8.00%, Due 10/1/2012 ........................            225           240
                                                                     -----------

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
SERVICES - 0.65%
   priceline.com, Inc.,
      0.50%, Due 9/30/2011 + ++ ...................   $        160   $       231
      2.25%, Due 1/15/2025 + ......................            140           218
   Quanta Services, Inc.,
      3.75%, Due 4/30/2026 ++ .....................            150           208
                                                                     -----------
                                                                             657
                                                                     -----------
TECHNOLOGY - 1.88%
   Cadence Design Systems, Inc.,
      1.375%, Due 12/15/2011 ++ ...................            305           357
   DRS Technologies, Inc.,
      2.00%, Due 2/1/2026 ++ ......................            255           263
   EMC Corp.,
      1.75%, Due 12/1/2011 + ......................            380           425
   Intel Corp.,
      2.95%, Due 12/15/2035 .......................            301           274
   Linear Technology Corp.,
      3.00%, Due 5/1/2027 ++ ......................            138           142
   McDATA Corp.,
      2.25%, Due 2/15/2010 + ......................            265           265
   ON Semiconductor Corp.,
      2.625%, Due 12/15/2026 ++ ...................            140           175
                                                                     -----------
                                                                           1,901
                                                                     -----------
TELEPHONE - 0.54%
   NII Holdings, Inc.,
      2.75%, Due 8/15/2025 ++ .....................            335           553
                                                                     -----------
TOTAL CONVERTIBLE OBLIGATIONS .....................                       14,096
                                                                     -----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.54%
COMMERCIAL MORTGAGE-BACKED SECURITY - 1.54%
   Banc of America Commercial Mortgage, Inc.,
      2005-6, 5.001%, Due 9/10/2047 ...............            663           660
   JPMorgan Chase Commercial Mortgage
      Securities Corp.,
      2005-LDP3 A1, 4.655%, Due 8/15/2042 .........            255           253
      2005-LDP4 A1, 4.613%, Due 10/15/2042 ........            202           200
   LB-UBS Commercial Mortgage Trust,
      2004-C1 A4, 5.424%, Due 2/15/2040 ...........            450           451
                                                                     -----------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS ......                        1,564
                                                                     -----------
ASSET-BACKED SECURITIES - 4.07%
   American Express Credit Account Master
      Trust,
      2006-2 A, 5.35%, Due 1/15/2014 ..............          1,200         1,219
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ......            900           902
   Capital One Multi-Asset Execution Trust,
      2006-A10 A10, 5.15%, Due 6/15/2014 ..........          1,000         1,009

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                          AMOUNT        VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Volkswagen Auto Loan Enhanced Trust,
      2005-1 A4, 4.86%, Due 4/20/2012 .............   $      1,000   $       996
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES .....................                        4,126
                                                                     -----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 22.41%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.78%
      Pool # G11911, 5.00%, Due 2/1/2021 ..........          1,484         1,464
      Pool # G12200, 4.50%, Due 4/1/2021 ..........          1,351         1,309
      Pool # G12410, 5.00%, Due 5/1/2021 ..........          1,393         1,374
      Pool # G12454, 5.50%, Due 11/1/2021 .........          1,126         1,127
      Pool # G08079, 5.00%, Due 9/1/2035 ..........          2,692         2,605
                                                                     -----------
                                                                           7,879
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.91%
      Pool # 545759, 6.50%, Due 7/1/2032 ..........            539           556
      Pool # 555531, 5.50%, Due 6/1/2033 ..........          1,139         1,129
      Pool # 255225, 5.50%, Due 6/1/2034 ..........            584           579
      Pool # 256022, 5.50%, Due 12/1/2035 .........          2,678         2,651
      Pool # 745275, 5.00%, Due 2/1/2036 ..........          2,742         2,652
      Pool # 745418, 5.50%, Due 4/1/2036 ..........          2,708         2,681
      Pool # 897820, 6.00%, Due 9/1/2036 ..........          1,812         1,826
                                                                     -----------
                                                                          12,074
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.72%
      2006-9 A, 4.201%, Due 8/16/2026 .............            658           644
      Pool # 781564, 6.00%, Due 2/15/2033 .........          1,142         1,160
      Pool # 781603, 5.00%, Due 5/15/2033 .........            980           954
                                                                     -----------
                                                                           2,758
                                                                     -----------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS .....                       22,711
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 12.91%
      7.875%, Due 2/15/2021 + .....................          1,750         2,281
      6.25%, Due 8/15/2023 + ......................            650           750
      6.875%, Due 8/15/2025 + .....................          1,000         1,238
      5.25%, Due 11/15/2028 + .....................          1,150         1,206
      5.375%, Due 2/15/2031 + .....................            800           857
      4.375%, Due 8/15/2012 + .....................            500           497
      4.00%, Due 2/15/2014 + ......................          2,000         1,934
      4.75%, Due 5/15/2014 + ......................          1,550         1,567
      4.875%, Due 8/15/2016 + .....................          2,700         2,750
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS ...................                       13,080
                                                                     -----------

                                                         SHARES
                                                      ------------
SHORT TERM INVESTMENTS - 6.42%
   American Beacon Money Market Select
      Fund +++    .................................      6,502,850         6,503
                                                                     -----------
SECURITIES LENDING COLLATERAL - 25.39%
   American Beacon Cash Plus Trust +++     .......      15,176,375        15,176

                                                          SHARES        VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   American Beacon Money Market Select
      Fund +++     ................................   $  10,554,41   $    10,555
                                                                     -----------
TOTAL SECURITIES LENDING COLLATERAL ...............                       25,731
                                                                     -----------
TOTAL INVESTMENTS 124.64% - (COST $123,043) .......                      126,298
LIABILITIES, NET OF OTHER ASSETS - (24.64%) .......                      (24,968)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $   101,330
                                                                     ===========

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

##      Non-income producing security.

+       All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,726 or 8.61% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

+++     The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 28.38%
BANKS - 5.58%
   Banco Popular North America, Inc., 4.25%,
      Due 4/1/2008 ................................   $        200   $       197
   Bank of America Corp.,
      5.375%, Due 8/15/2011 .......................            385           389
      7.80%, Due 9/15/2016 ........................            400           468
   Bank One Corp.,
      5.90%, Due 11/15/2011 .......................            440           452
      4.90%, Due 4/30/2015 ........................            200           193
   Citigroup, Inc., 5.125%, Due 2/14/2011 + .......          1,000         1,002
   Credit Suisse First Boston, 6.50%,
      Due 5/1/2008 ++ .............................            350           353
   ING Bank, NV, 5.125%, Due 5/1/2015 ++ ..........            250           246
   JPMorgan Chase & Co., 6.75%, Due 2/1/2011 ......            500           526
   National City Bank, 4.50%, Due 3/15/2010 .......            600           589
   Synovus Financial Corp., 4.875%,
      Due 2/15/2013 ...............................            200           197
   Wachovia Corp., 5.70%, Due 8/1/2013 + ..........            245           251
   Washington Mutual Finance Corp., 6.875%,
      Due 5/15/2011 ...............................            230           245
   Washington Mutual, Inc.,
      8.25%, Due 4/1/2010 .........................            200           216
      4.625%, Due 4/1/2014 + ......................            350           327
                                                                     -----------
                                                                           5,651
                                                                     -----------
BASIC MATERIALS - 0.53%
   Alcoa, Inc., 5.90%, Due 2/1/2027 ...............            130           129
   BHP Billiton Finance USA Ltd., 4.80%,
      Due 4/15/2013 ...............................            200           195
   Weyerhaeuser Co., 5.95%, Due 11/1/2008 .........            210           212
                                                                     -----------
                                                                             536
                                                                     -----------
COMMUNICATIONS - 1.31%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 .......................            350           401
   Comcast Corp.,
      5.30%, Due 1/15/2014 + ......................            220           218
      5.875%, Due 2/15/2018 .......................            135           136
   Time Warner Cable, Inc., 5.85%, Due
     5/1/2017 ++ ..................................            435           438
   Time Warner, Inc., 6.50%, Due 11/15/2036 .......            130           130
                                                                     -----------
                                                                           1,323
                                                                     -----------
CONSUMER DISCRETIONARY - 0.75%
   Costco Wholesale Corp., 5.50%, Due 3/15/2017 ...            245           247
   Wal-Mart Stores, Inc.,
      4.55%, Due 5/1/2013 .........................            280           272
      7.55%, Due 2/15/2030 + ......................            200           242
                                                                     -----------
                                                                             761
                                                                     -----------
ENERGY - 1.02%
   Apache Corp., 5.25%, Due 4/15/2013 .............            190           190
   Canadian Natural Resources Ltd.,
      5.70%, Due 5/15/2017 ........................            140           140

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
      6.25%, Due 3/15/2038 ........................   $        200   $       199
   EOG Resources, Inc., 4.75%, Due 3/15/2014 ++ ...            225           218
   Pemex Project Funding Master Trust, 8.50%,
      Due 2/15/2008 + .............................            275           281
                                                                     -----------
                                                                           1,028
                                                                     -----------
FINANCE - 4.07%
   American General Finance Corp.,
      5.375%, Due 9/1/2009 + ......................            385           387
      4.875%, Due 5/15/2010 .......................            200           199
   Ameriprise Financial, Inc., 5.35%,
      Due 11/15/2010 ..............................            335           338
   The Bear Stearns Cos., Inc., 2.875%,
      Due 7/2/2008 ................................            400           389
   Capital One Financial Corp., 5.70%,
      Due 9/15/2011 ...............................            300           303
   General Electric Capital Corp., 4.375%,
      Due 3/3/2012 ................................            350           340
   The Goldman Sachs Group, Inc., 4.75%,
      Due 7/15/2013 ...............................            250           242
   Hartford Financial Services Group, Inc., 5.375%,
      Due 3/15/2017 ...............................            195           194
   HSBC Finance Corp., 5.25%, Due 1/14/2011 + .....            800           800
   International Lease Finance Corp., 6.375%,
      Due 3/15/2009 + .............................            250           256
   Lehman Brothers Holdings, Inc., 4.25%,
      Due 1/27/2010 + .............................            200           196
   Merrill Lynch & Co., Inc.,
      5.45%, Due 7/15/2014 + ......................            160           161
      6.11%, Due 1/29/2037 ........................            190           189
   SLM Corp., 5.45%, Due 4/25/2011 + ..............            125           120
                                                                     -----------
                                                                           4,114
                                                                     -----------
INDUSTRIALS - 3.01%
   Caterpillar Financial Services Corp., 4.15%,
      Due 1/15/2010 + .............................            200           196
   CRH America, Inc., 6.00%, Due 9/30/2016 ........            135           138
   CSX Corp., 6.75%, Due 3/15/2011 ................            190           199
   DaimlerChrysler NA Holding Corp.,
      5.875%, Due 3/15/2011 + .....................            200           204
      5.75%, Due 9/8/2011 .........................            200           203
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 .......................            500           488
      5.40%, Due 10/17/2011 .......................            235           238
   Martin Marietta Materials, Inc., 6.90%,
      Due 8/15/2007 ...............................            300           301
   Masco Corp., 6.125%, Due 10/3/2016 .............            135           136
   Nissan Motor Acceptance Corp., 5.625%,
      Due 3/14/2011 ++ ............................            200           201
   Norfolk Southern Corp., 8.625%, Due 5/15/2010 ..            190           208
   Union Pacific Corp.,
      3.875%, Due 2/15/2009 .......................            335           328
      6.50%, Due 4/15/2012 ........................            200           210
                                                                     -----------
                                                                           3,050
                                                                     -----------
INSURANCE - 3.02%
   Aegon Funding Corp., 5.75%, Due 12/15/2020 .....            200           204
   American International Group, Inc., 6.25%,
      Due 5/1/2036 ................................            200           212
   ASIF Global Financing, 3.90%,
      Due 10/22/2008 ++ ...........................            300           294
   The Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .......................            450           452

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   John Hancock Global Funding II, 7.90%,
      Due 7/2/2010 ++ .............................   $        500   $       540
   Lincoln National Corp., 4.75%, Due 2/15/2014 ...            100            96
   MetLife, Inc.,
      5.375%, Due 12/15/2012 + ....................            240           243
      5.00%, Due 6/15/2015 ........................            170           166
   Metropolitan Life Global Funding I, 4.625%,
      Due 8/19/2010 ++ ............................            300           298
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ........................            225           217
      5.10%, Due 9/20/2014 + ......................            210           207
   Willis North America, Inc., 6.20%,
      Due 3/28/2017 ...............................            130           130
                                                                     -----------
                                                                           3,059
                                                                     -----------
PHARMACEUTICALS - 1.04%
   Abbott Laboratories, 5.60%, Due 5/15/2011 ......            170           173
   Amgen, Inc., 4.00%, Due 11/18/2009 .............            210           205
   Hospira, Inc., 6.05%, Due 3/30/2017 ............            130           131
   Schering-Plough Corp., 6.75%, Due
      12/1/2033 + .................................            185           207
   Wyeth Corp., 5.50%, Due 2/1/2014 ...............            335           339
                                                                     -----------
                                                                           1,055
                                                                     -----------
REAL ESTATE - 1.66%
   Equity Residential, 5.125%, Due 3/15/2016 ......            185           181
   iStar Financial, Inc., 5.85%, Due 3/15/2017 + ..            300           299
   ProLogis,
      5.50%, Due 4/1/2012 .........................            200           202
      5.625%, Due 11/15/2016 + ....................            200           202
   ProLogis Trust, 7.10%, Due 4/15/2008 ...........            220           222
   Simon Property Group LP,
      6.375%, Due 11/15/2007 ......................            200           201
      5.375%, Due 6/1/2011 ........................            200           202
      5.75%, Due 12/1/2015 ........................            170           173
                                                                     -----------
                                                                           1,682
                                                                     -----------
TECHNOLOGY - 0.69%
   Cisco Systems, Inc.,
      5.25%, Due 2/22/2011 ........................            425           428
      5.50%, Due 2/22/2016 ........................            270           272
                                                                     -----------
                                                                             700
                                                                     -----------
TELEPHONE - 2.79%
   America Movil, S.A. de C.V., 6.375%,
      Due 3/1/2035 ................................            295           298
   AT&T, Inc.,
      5.10%, Due 9/15/2014 ........................            220           216
      5.625%, Due 6/15/2016 + .....................            395           398
      6.80%, Due 5/15/2036 + ......................            100           109
   Cingular Wireless Services, Inc., 8.75%,
      Due 3/1/2031 ................................            170           222
   Deutsche Telekom AG, 8.00%, Due 6/15/2010 ......            150           162
   Nextel Communications, Inc., 6.875%,
      Due 10/31/2013 ..............................            290           298
   Sprint Capital Corp., 8.375%, Due 3/15/2012 ....            200           223

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Telecom Italia S.p.A., 4.00%, Due 11/15/2008 ...   $        220   $       216
   Telefonica Emisiones SAU, 5.984%,
      Due 6/20/2011 + .............................            160           164
   Verizon Communications, Inc., 5.50%,
      Due 4/1/2017 + ..............................            200           199
   Vodafone Group plc, 6.15%, Due 2/27/2037 .......            320           316
                                                                     -----------
                                                                           2,821
                                                                     -----------
UTILITIES - 2.91%
   Columbus Southern Power Co., 5.50%,
      Due 3/1/2013 ................................            320           322
   Dominion Resources, Inc., Series A, 5.60%,
      Due 11/15/2016 ..............................            135           135
   Duke Energy Indiana, Inc., 6.05%,
      Due 6/15/2016 + .............................            205           212
   FPL Group Capital, Inc., 5.625%, Due
      9/1/2011 + ..................................            390           397
   MidAmerican Energy Holdings Co.,
      5.875%, Due 10/1/2012 + .....................            405           418
      6.125%, Due 4/1/2036 ........................            200           203
   Public Service Enterprise Group, Inc., 6.95%,
      Due 6/1/2012 ................................            355           380
   Puget Sound Energy, Inc., 6.274%,
      Due 3/15/2037 ...............................            160           164
   Southern Power Co., 6.25%, Due 7/15/2012 .......            270           282
   Xcel Energy, Inc., 5.613%, Due 4/1/2017 ++ .....            431           431
                                                                     -----------
                                                                           2,944
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS ....................                       28,724
                                                                     -----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.63%
   Banc of America Commercial Mortgage, Inc.,
      2005-6, 5.001%, Due 9/10/2047 ...............            331           330
   Banc of America Mortgage Securities, Inc.,
      2004-8 3A1, 5.25%, Due 10/25/2019 ...........            667           664
   Bear Stearns Commercial Mortgage Securities,
      Inc.,
      2006-T22 A2, 5.633%, Due 4/12/2038 ..........            265           268
      2006-PW13 A4, 5.54%, Due 9/11/2041 ..........             95            96
      2004-PWR5 A4, 4.831%, Due 7/11/2042 .........            535           524
      2005-T20 A2, 5.127%, Due 10/12/2042 .........            430           429
   Chase Mortgage Finance Corp., 2006A1 A1, 6.06%,
      Due 9/25/2036 # .............................          1,199         1,203
   Chase Mortgage Financial Trust, 2004-S1 A3,
      5.50%, Due 2/25/2019 ........................            266           265
   Citigroup Commercial Mortgage Trust, 2004-C2 A3,
      4.38%, Due 10/15/2041 .......................            470           456
   General Electric Capital Commercial Mortgage
      Corp., 2003-C2 A2, 4.17%, Due 7/10/2037 .....            312           307
   JP Morgan Chase Commercial Mortgage Securities
      Corp.,
      2004-CBX A4, 4.529%, Due 1/12/2037 ..........            255           249
      2005-LDP1 A2, 4.625%, Due 3/15/2046 .........            505           498
   JPMorgan Chase Commercial Mortgage Securities
      Corp.,
      2005-LDP3 A1, 4.655%, Due 8/15/2042 .........            146           144
      2005-LDP4 A1, 4.613%, Due 10/15/2042 ........            116           114
   LB-UBS Commercial Mortgage Trust, 2004-C1 A4,
      5.424%, Due 2/15/2040 .......................            300           301
   Prime Mortgage Trust, 2005-2, 5.25%,
      Due 7/25/2020 ...............................            452           451
   Wells Fargo Mortgage Backed Securities Trust,
      2006-11 A8, 6.00%, Due 9/25/2036 ............            413           415
                                                                     -----------
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS ...                        6,714
                                                                     -----------
ASSET-BACKED SECURITIES - 2.44%
   American Express Credit Account Master Trust,
      2006-2 A, 5.35%, Due 1/15/2014 ..............            800           813

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   Capital Auto Receivables Asset Trust, 2006-SN1A
      A4A, 5.32%, Due 3/20/2010 ++ ................   $        600   $       601
   Capital One Multi-Asset Execution Trust,
      2006-A10 A10, 5.15%, Due 6/15/2014 ..........            550           555
   Volkswagen Auto Loan Enhanced Trust, 2005-1 A4,
      4.86%, Due 4/20/2012 ........................            500           498
                                                                     -----------
   TOTAL ASSET-BACKED SECURITIES ..................                        2,467
                                                                     -----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 30.02%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.43%
      Pool # G11295, 5.50%, Due 9/1/2017 ..........            242           243
      Pool # E01602, 4.50%, Due 3/1/2019 ..........            666           646
      Pool # G11879, 5.00%, Due 10/1/2020 .........            665           656
      Pool # G12486, 5.00%, Due 7/1/2021 ..........            578           570
      Pool # G12454, 5.50%, Due 11/1/2021 .........            469           470
      Pool # G12603, 5.50%, Due 4/1/2022 ..........             50            50
      Pool # C00647, 6.50%, Due 9/1/2028 ..........             97           100
      Pool # G01457, 6.00%, Due 8/1/2029 ..........            335           340
      Pool # C01598, 5.00%, Due 8/1/2033 ..........            822           796
      Pool # G08006, 6.00%, Due 8/1/2034 ..........            590           597
      Pool # A30948, 5.50%, Due 1/1/2035 ..........            915           907
      Pool # G01824, 6.50%, Due 4/1/2035 ..........             51            53
      Pool # A45500, 5.50%, Due 6/1/2035 ..........            928           919
      Pool # G08072, 5.00%, Due 8/1/2035 ..........            539           522
      Pool # G08079, 5.00%, Due 9/1/2035 ..........            449           434
      Pool # A54039, 6.00%, Due 11/1/2036 .........            929           937
      Pool # 1G1389, 5.897%, Due 12/1/2036 # ......            632           638
      Pool # 1B3208, 5.861%, Due 1/1/2037 # .......            793           801
      Pool # 1B3314, 5.791%, Due 3/1/2037 # .......            564           569
      Pool # 1G1916, 5.267%, Due 4/1/2037 # .......            310           309
                                                                     -----------
                                                                          10,557
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.35%
      Pool # 488099, 5.50%, Due 2/1/2014 ..........            326           327
      Pool # 545449, 6.50%, Due 2/1/2017 ..........            312           320
      Pool # 545823, 5.50%, Due 8/1/2017 ..........            415           417
      Pool # 254545, 5.00%, Due 12/1/2017 .........          1,053         1,041
      Pool # 254865, 4.50%, Due 9/1/2018 ..........            704           683
      Pool # 747824, 5.50%, Due 11/1/2018 .........            191           192
      Pool # 747844, 5.50%, Due 12/1/2018 .........            176           176
      Pool # 811383, 5.00%, Due 3/1/2020 ..........            235           232
      Pool # 837219, 4.00%, Due 8/1/2020 ..........            513           485
      Pool # 745562, 5.50%, Due 4/1/2021 ..........             21            21
      Pool # 555880, 5.50%, Due 11/1/2033 .........          1,075         1,066
      Pool # 725238, 5.00%, Due 3/1/2034 ..........          1,035         1,002
      Pool # 725866, 4.50%, Due 9/1/2034 ..........            568           535
      Pool # 735224, 5.50%, Due 2/1/2035 ..........          1,308         1,297
      Pool # 844809, 5.00%, Due 11/1/2035 .........            915           885

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
      Pool # 850280, 5.50%, Due 12/1/2035 .........   $        466   $       461
      Pool # 849299, 5.50%, Due 1/1/2036 ..........            853           845
      Pool # 866593, 5.50%, Due 1/1/2036 ..........            851           842
      Pool # 879518, 5.50%, Due 3/1/2036 ..........            711           704
      Pool # 745418, 5.50%, Due 4/1/2036 ..........            903           894
      Pool # 868495, 6.50%, Due 4/1/2036 ..........            316           322
      Pool # 872306, 6.50%, Due 5/1/2036 ..........            321           328
      Pool # 884032, 6.50%, Due 5/1/2036 ..........          1,025         1,047
      Pool # 745822, 6.00%, Due 9/1/2036 ..........            555           559
      Pool # 893688, 6.00%, Due 10/1/2036 .........              9             9
      Pool # 898307, 6.00%, Due 11/1/2036 .........            873           880
      Pool # 905058, 6.00%, Due 11/1/2036 .........            867           874
      Pool # 902784, 6.00%, Due 12/1/2036 .........            866           873
      5.00%, Due TBA ..............................            255           246
                                                                     -----------
                                                                          17,563
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.24%
      2006-9 A, 4.201%, Due 8/16/2026 .............            376           368
      Pool # 780747, 6.50%, Due 3/15/2028 .........            557           576
      Pool # 781273, 6.00%, Due 4/15/2031 .........            646           657
      Pool # 003515, 5.50%, Due 2/20/2034 .........            670           666
                                                                     -----------
                                                                           2,267
                                                                     -----------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ..                       30,387
                                                                     -----------
U.S. AGENCY OBLIGATIONS - 3.67%
FEDERAL HOME LOAN BANK - 1.24%
      5.00%, Due 10/16/2009 + .....................          1,005         1,003
      5.25%, Due 11/3/2009 ........................            250           251
                                                                     -----------
                                                                           1,254
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.89%
   Federal Home Loan Mortgage Corp., 5.191%,
      Due 5/14/2007 + @       .....................            255           254
      5.25%, Due 2/24/2011 + ......................          1,260         1,263
      5.875%, Due 3/21/2011 .......................            380           394
                                                                     -----------
                                                                           1,911
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.54%
      5.125%, Due 1/2/2014 ........................            545           547
                                                                     -----------
   TOTAL U.S. AGENCY OBLIGATIONS ..................                        3,712
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 24.98%
      4.875%, Due 8/15/2009 + .....................            725           730
      3.50%, Due 11/15/2009 + .....................          1,000           975
      3.875%, Due 5/15/2010 + .....................          1,200         1,178
      4.875%, Due 4/30/2011 + .....................          1,700         1,722
      4.625%, Due 2/29/2012 + .....................          1,535         1,542
      4.50%, Due 3/31/2012 + ......................            365           365
      4.375%, Due 8/15/2012 + .....................          2,100         2,089
      4.75%, Due 5/15/2014 + ......................          5,770         5,832

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
   4.125%, Due 5/15/2015 + ........................   $      1,000   $       968
   4.875%, Due 8/15/2016 + ........................          1,000         1,018
   4.625%, Due 2/15/2017 + ........................          3,015         3,014
   9.125%, Due 5/15/2018 + ........................            300           413
   7.875%, Due 2/15/2021 + ........................            750           978
   6.25%, Due 8/15/2023 + .........................            650           749
   6.875%, Due 8/15/2025 + ........................            370           458
   5.25%, Due 11/15/2028 + ........................            550           577
   6.25%, Due 5/15/2030 + .........................            750           893
   4.50%, Due 2/15/2036 + .........................          1,875         1,778
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS ...................                       25,279
                                                                     -----------

                                                         SHARES
                                                      ------------
SHORT TERM INVESTMENTS - 3.22%
   American Beacon Money Market Select Fund @@ ....      3,262,543         3,262
                                                                     -----------
SECURITIES LENDING COLLATERAL - 25.50%
   American Beacon Cash Plus Trust @@ .............     15,220,090        15,220
   American Beacon Money Market Select Fund @@ ....     10,584,815        10,585
                                                                     -----------
   TOTAL SECURITIES LENDING COLLATERAL ............                       25,805
                                                                     -----------
TOTAL INVESTMENTS - 124.84% (COST $126,582) .......                  $   126,350
LIABILITIES, NET OF OTHER ASSETS - (24.84%) .......                      (25,143)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $   101,207
                                                                     ===========

        Percentages are stated as a percent of net assets.

+       All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,620 or 3.58% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

@       Rates represent discount rate.

@@      The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 65.18%
BANKS - 18.74%
   Bank One Corp., 6.00%, Due 8/1/2008 ............   $      2,000   $     2,015
   Citigroup, Inc.,
      4.125%, Due 2/22/2010 .......................          1,000           978
      4.625%, Due 8/3/2010 + ......................          1,000           989
   Comerica Bank, 6.00%, Due 10/1/2008 ............          2,200         2,221
   HSBC Bank USA NA, 3.875%, Due 9/15/2009 ........          2,000         1,946
   National City Bank, 4.50%, Due 3/15/2010 .......          2,000         1,962
   National Westminster Bank plc, 7.375%, Due
      10/1/2009 ...................................          2,000         2,098
   Wachovia Corp., 6.40%, Due 4/1/2008 ............          2,500         2,521
   Washington Mutual, Inc., 8.25%, Due 4/1/2010 ...          2,000         2,159
                                                                     -----------
                                                                          16,889
                                                                     -----------
COMMUNICATIONS - 2.25%
   Comcast Cable Communications, Inc., 6.20%, Due
      11/15/2008 ..................................          2,000         2,029
                                                                     -----------
ELECTRIC/GAS - 2.18%
   MidAmerican Energy Holdings Co., 3.50%, Due
      5/15/2008 ...................................          2,000         1,964
                                                                     -----------
FINANCE - 19.78%
   The Bear Stearns Cos., Inc., 2.875%, Due
      7/2/2008 ....................................          2,000         1,946
   Capital One Financial Corp., 5.70%, Due
      9/15/2011 ...................................          1,500         1,513
   Countrywide Home Loans, Inc., 3.25%, Due
      5/21/2008 ...................................          2,000         1,955
   Credit Suisse USA, Inc., 4.70%, Due
      6/1/2009 + ..................................          2,000         1,990
   General Electric Capital Corp., 5.875%, Due
      2/15/2012 ...................................          3,000         3,095
   Goldman Sachs Group, Inc., 6.65%, Due
      5/15/2009 ..................................           1,000         1,030
   Lehman Brothers Holdings, Inc., 4.25%, Due
      1/27/2010 + .................................          1,600         1,570
   MBNA Corp., 7.50%, Due 3/15/2012 ...............          2,000         2,200
   Merrill Lynch & Co., Inc., 6.00%, Due
      2/17/2009 ...................................          2,500         2,536
                                                                     -----------
                                                                          17,835
                                                                     -----------
INDUSTRIALS - 8.19%
   Bunge Limited Finance Corp., 4.375%, Due
      12/15/2008 ..................................          1,000           985
   Caterpillar Financial Services Corp., 4.15%, Due
      1/15/2010 ...................................          2,000         1,957
   DaimlerChrysler NA Holding Corp., 5.75%, Due
      9/8/2011 ....................................          1,000         1,015
   John Deere Capital Corp., 4.125%, Due
      1/15/2010 ...................................          2,500         2,442
   Nissan Motor Acceptance Corp., 4.625%, Due
      3/8/2010 ++ .................................          1,000           980
                                                                     -----------
                                                                           7,379
                                                                     -----------
INSURANCE - 7.33%
   ASIF Global Financing, 3.90%, Due
      10/22/2008 ++ ...............................          2,000         1,963
   The Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .......................            700           703
   ING Security Life Institutional Funding, 4.25%,
      Due 1/15/2010 ++ ............................          1,500         1,469
   Metropolitan Life Global Funding I, 4.625%, Due
      8/19/2010 ++ ................................          1,500         1,488
   Monumental Global Funding II, 4.625%, Due
      3/15/2010 ++ ................................          1,000           988
                                                                     -----------
                                                                           6,611
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                           PAR
                                                         AMOUNT         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
REAL ESTATE - 3.34%
   iStar Financial, Inc., 5.375%, Due 4/15/2010 ...   $      1,000   $       999
   Simon Property Group LP, 6.375%, Due
      11/15/2007 ..................................          2,000         2,009
                                                                     -----------
                                                                           3,008
                                                                     -----------
TELEPHONE - 3.37%
   AT&T Corp., 6.00%, Due 3/15/2009 ...............          2,000         2,028
   Vodafone Group plc, 5.50%, Due 6/15/2011 + .....          1,000         1,011
                                                                     -----------
                                                                           3,039
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS ....................                       58,754
                                                                     -----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.66%
   Banc of America Commercial Mortgage, Inc.,
      2005-6, 5.001%, Due 9/10/2047 ...............            663           661
   Wachovia Bank Commercial Mortgage Trust,
      2006-C23 A1, 5.203%, Due 1/15/2045 ..........            840           838
                                                                     -----------
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS ...                        1,499
                                                                     -----------
ASSET-BACKED SECURITIES - 19.45%
   Banc of America Securities Auto Trust, 2005-WF1
      A4, 4.08%, Due 4/18/2010 ....................          3,000         2,962
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ......          2,000         2,004
      2006-1 A4, 5.04%, Due 5/17/2010 .............            250           250
   CarMax Auto Owner Trust, 2005-3 A4, 4.91%, Due
      1/18/2011 ...................................          1,200         1,196
   Chase Manhattan Auto Owner Trust, 2006-A A4,
      5.36%, Due 1/15/2013 ........................          2,000         2,014
   DaimlerChrysler Auto Trust, 2004-C A4, 3.28%,
      Due 12/8/2009 ...............................          3,000         2,958
   HSBC Automotive Trust, 2005-1 A4, 4.35%, Due
      6/18/2012 ...................................          3,000         2,961
   Volkswagen Auto Loan Enhanced Trust, 2005-1 A4,
      4.86%, Due 4/20/2012 ........................          1,500         1,495
   Wells Fargo Financial Auto Owner Trust, 2004-A
      A4, 2.67%, Due 8/16/2010 ....................          1,708         1,689
                                                                     -----------
   TOTAL ASSET-BACKED SECURITIES ..................                       17,529
                                                                     -----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.01%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.91%
   Pool # 313522, 7.00%, Due 5/1/2012 .............            272           279
   Pool # 323980, 6.00%, Due 4/1/2014 .............            296           301
   Pool # 545038, 6.00%, Due 9/1/2014 .............            241           245
                                                                     -----------
                                                                             825
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.10%
   2006-18 A, 4.968%, Due 9/15/2008 ...............            958           952
   2006-9 A, 4.201%, Due 8/16/2026 ................          1,879         1,840
                                                                     -----------
                                                                           2,792
                                                                     -----------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS .....                        3,617
                                                                     -----------

                                                         SHARES
                                                      ------------
SHORT TERM INVESTMENTS - 8.63%
   American Beacon Money Market Select Fund # .....      7,778,061         7,778
                                                                     -----------

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2007 (Unaudited)

                                                         SHARES         VALUE
                                                      ------------   -----------
                                                        (DOLLARS IN THOUSANDS)
SECURITIES LENDING COLLATERAL - 3.90%
   American Beacon Cash Plus Trust # ..............   $  2,075,446   $     2,076
   American Beacon Money Market Select Fund # .....      1,443,369         1,443
                                                                     -----------
   TOTAL SECURITIES LENDING COLLATERAL ............                        3,519
                                                                     -----------
TOTAL INVESTMENTS - 102.83% (COST $92,787) ........                  $    92,696
LIABILITIES, NET OF OTHER ASSETS - (2.83%) ........                       (2,550)
                                                                     -----------
TOTAL NET ASSETS - 100.00% ........................                  $    90,146
                                                                     ===========

     Percentages are stated as a percent of net assets.

+    All or a portion of this security is on loan at April 30, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,892 or 9.86% of net assets. The Fund has no right to demand registration of these securities.

#    The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

                      (This page intentionally left blank)

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED) (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                        BALANCED     LARGE CAP      MID-CAP
                                                          FUND      GROWTH FUND   VALUE FUND
                                                      -----------   -----------   ----------
ASSETS:
   Investments in unaffiliated securities, at value
      A D .........................................   $ 1,035,995   $   101,270   $  137,083
   Investments in affiliated securities, at value
      B ...........................................       277,318        19,195       44,737
   Foreign currency, at value C ...................            --            --           --
   Cash ...........................................            --             9           --
   Receivable for investments sold ................           541            --          203
   Dividends and interest receivable ..............         4,936            69          148
   Receivable for fund shares sold ................           971           354          576
   Receivable for tax reclaims ....................            --            --           --
   Receivable for expense reimbursement ...........            --            --            3
   Prepaid Expenses ...............................            37             1           18
                                                      -----------   -----------   ----------
      TOTAL ASSETS ................................     1,319,798       120,898      182,768
                                                      -----------   -----------   ----------
LIABILITIES:
   Payable for investments purchased ..............         1,683            --           --
   Payable upon return of securities loaned .......       205,691        13,393       27,080
   Payable for fund shares redeemed ...............           284         4,101        4,260
   Payable for variation margin on open futures
      contracts ...................................           658            56          274
   Dividends payable ..............................            --            --           --
   Payable under excess expense reimbursement
      plan ........................................             2            --           15
   Management and investment advisory fees payable
      (Note 2) ....................................           694           139          298
   Administrative service and service fees
      payable .....................................            80            --           13
   Net unrealized depreciation on foreign currency
      contracts ...................................            --            --           --
   Other liabilities ..............................           132            32           28
                                                      -----------   -----------   ----------
      TOTAL LIABILITIES ...........................       209,224        17,721       31,968
                                                      -----------   -----------   ----------
NET ASSETS ........................................   $ 1,110,574   $   103,177   $  150,800
                                                      ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
Paid-in-capital ...................................       905,612        94,066      133,979
Undistributed net investment income ...............         8,276           209          699
Accumulated net realized gain (loss) ..............        16,158        (1,442)       2,648
Unrealized appreciation (depreciation) of
      investments, futures contracts, and foreign
      currency ....................................       180,528        10,344       13,474
                                                      -----------   -----------   ----------
NET ASSETS ........................................   $ 1,110,574   $   103,177   $  150,800
                                                      ===========   ===========   ==========
Shares outstanding (no par value):
   Institutional Class ............................     3,379,510        15,860      468,583
                                                      ===========   ===========   ==========
   PlanAhead Class ................................    11,497,747           N/A    2,890,938
                                                      ===========   ===========   ==========
   Service Class ..................................       302,620           N/A          N/A
                                                      ===========   ===========   ==========
   AMR Class ......................................    57,812,282    14,097,190    9,629,984
                                                      ===========   ===========   ==========
Net asset value, offering and redemption price per
   share:
   Institutional Class ............................   $     15.86   $      7.27   $    11.58
                                                      ===========   ===========   ==========
   PlanAhead Class ................................   $     14.89           N/A   $    11.54
                                                      ===========   ===========   ==========
   Service Class ..................................   $     14.76           N/A          N/A
                                                      ===========   ===========   ==========
   AMR Class ......................................   $     15.24   $      7.31   $    11.63
                                                      ===========   ===========   ==========
A Cost of investments in unaffiliated securities ..   $   858,172   $    91,137   $  124,031
B Cost of investments in affiliated securities ....   $   277,318   $    19,195   $   44,737
C Cost of foreign currency ........................   $        --   $        --   $       --
D Market value of securities on loan ..............   $   219,918   $    12,977   $   26,811

                             See accompanying notes

                                                      SMALL CAP
                                                        VALUE      EMERGING                 ENHANCED
                                                     OPPORTUNITY    MARKETS    HIGH YIELD    INCOME    INTERMEDIATE  SHORT-TERM
                                                         FUND        FUND      BOND FUND      FUND       BOND FUND    BOND FUND
                                                     -----------  ----------  -----------  ----------  ------------  ----------
ASSETS:
   Investments in unaffiliated securities, at value
      A D .........................................    $  9,093   $  181,340  $   358,669  $   94,064   $    97,283  $   81,399
   Investments in affiliated securities, at value
      B ...........................................       2,308       25,350       19,795      32,234        29,067      11,297
   Foreign currency, at value C ...................          --        2,115           --          --            --          --
   Cash ...........................................          --           --            7          --            --          --
   Receivable for investments sold ................          --          729        1,011          --            --          --
   Dividends and interest receivable ..............           6          365        7,334         796           966         751
   Receivable for fund shares sold ................          --          289          741         193            92         227
   Receivable for tax reclaims ....................          --            7           --          --            --          --
   Receivable for expense reimbursement ...........           3           --           --          --            --           1
   Prepaid Expenses ...............................           5           65           19          12            10          15
                                                       --------   ----------  -----------  ----------   -----------  ----------
      TOTAL ASSETS ................................      11,415      210,260      387,576     127,299       127,418      93,690
                                                       --------   ----------  -----------  ----------   -----------  ----------
LIABILITIES:
   Payable for investments purchased ..............          --        1,292        2,975          --           245          --
   Payable upon return of securities loaned .......       2,264       18,227       19,517      25,731        25,805       3,519
   Payable for fund shares redeemed ...............           8        2,011        5,089          71           129          --
   Payable for variation margin on open futures
      contracts ...................................          --           88           --          --            --          --
   Dividends payable ..............................          --           --          371          --            --          --
   Payable under excess expense reimbursement
      plan ........................................          --            8            3          --            --          --
   Management and investment advisory fees payable
      (Note 2) ....................................          13          453          503          94            21          19
   Administrative service and service fees
      payable .....................................           2            6           79          39            --           4
   Net unrealized depreciation on foreign currency
      contracts ...................................          --           65           --          --            --          --
   Other liabilities ..............................           7           28           60          34            11           2
                                                       --------   ----------  -----------  ----------   -----------  ----------
      TOTAL LIABILITIES ...........................       2,294       22,178       28,597      25,969        26,211       3,544
                                                       --------   ----------  -----------  ----------   -----------  ----------
NET ASSETS ........................................    $  9,121   $  188,082  $   358,979  $  101,330   $   101,207  $   90,146
                                                       ========   ==========  ===========  ==========   ===========  ==========
ANALYSIS OF NET ASSETS:
Paid-in-capital ...................................       8,529      122,718      353,540      96,605       109,583      99,141
Undistributed net investment income ...............          12          642          530         305           500        (170)
Accumulated net realized gain (loss) ..............          36       15,479       (2,371)      1,164        (8,644)     (8,734)
Unrealized appreciation (depreciation) of
      investments, futures contracts, and foreign
      currency ....................................         544       49,243        7,280       3,256          (232)        (91)
                                                       --------   ----------  -----------  ----------   -----------  ----------
NET ASSETS ........................................    $  9,121   $  188,082  $   358,979  $  101,330   $   101,207  $   90,146
                                                       ========   ==========  ===========  ==========   ===========  ==========
Shares outstanding (no par value):
   Institutional Class ............................     791,870      965,311   26,753,839         N/A    10,038,495   9,591,203
                                                       ========   ==========  ===========  ==========   ===========  ==========
   PlanAhead Class ................................      37,764      418,285    7,613,083   9,786,220           N/A     654,965
                                                       ========   ==========  ===========  ==========   ===========  ==========
   Service Class ..................................         N/A          N/A          N/A         N/A           N/A         N/A
                                                       ========   ==========  ===========  ==========   ===========  ==========
   AMR Class ......................................         N/A    9,061,045          N/A         N/A           N/A         N/A
                                                       ========   ==========  ===========  ==========   ===========  ==========
Net asset value, offering and redemption price per
   share:
   Institutional Class ............................    $  11.00   $    17.92  $     10.44         N/A   $     10.08  $     8.80
                                                       ========   ==========  ===========  ==========   ===========  ==========
   PlanAhead Class ................................    $  10.94   $    17.73  $     10.45  $    10.35           N/A  $     8.81
                                                       ========   ==========  ===========  ==========   ===========  ==========
   Service Class ..................................         N/A          N/A          N/A         N/A           N/A         N/A
                                                       ========   ==========  ===========  ==========   ===========  ==========
   AMR Class ......................................         N/A   $    18.03          N/A         N/A           N/A         N/A
                                                       ========   ==========  ===========  ==========   ===========  ==========
A Cost of investments in unaffiliated securities ..    $  8,549   $  132,321  $   351,388  $   90,809   $    97,515  $   81,490
B Cost of investments in affiliated securities ....    $  2,308   $   25,350  $    19,795  $   32,234   $    29,067  $   11,297
C Cost of foreign currency ........................    $     --   $    2,112  $         0  $       --   $        --  $       --
D Market value of securities on loan ..............    $  2,176   $   17,514  $    18,950  $   25,197   $    25,396  $    3,456

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2007 (IN THOUSANDS) (UNAUDITED)

                                                               LARGE CAP   MID-CAP
                                                    BALANCED     GROWTH     VALUE
                                                      FUND        FUND       FUND
                                                    --------   ---------   -------
INVESTMENT INCOME:
   Dividend income from unaffiliated
      securities (net of foreign taxes) A .......    $ 6,622     $  570    $ 1,009
   Dividend income from affiliated securities ...      1,907        160        389
   Interest income ..............................      9,103         10         30
   Income derived from securities lending, net ..        137          7         12
                                                     -------     ------    -------
         TOTAL INVESTMENT INCOME ................     17,769        747      1,440
                                                     -------     ------    -------
EXPENSES:
   Management and investment advisory fees
      (Note 2) ..................................      1,385        241        440
   Administrative service fees (Note 2):
      Institutional Class .......................         50         --          5
      PlanAhead Class ...........................        167         --         38
      Service Class .............................          4         --         --
   Transfer agent fees:
      Institutional Class .......................          1         --         --
      PlanAhead Class ...........................         14         --          3
      AMR Class .................................         30          4          3
   Custody and fund accounting fees .............         58          5          7
   Professional fees ............................         18         13         14
   Registration fees and expenses ...............         22         --         18
   Service fees:
      PlanAhead Class ...........................        167         --         38
      Service Class .............................          4         --         --
   Distribution fees- Service Class (Note 2) ....          4         --         --
   Prospectus and shareholder reports ...........         26          7          5
   Other expenses ...............................         56          8         10
                                                     -------     ------    -------
         TOTAL EXPENSES .........................      2,006        278        581
                                                     -------     ------    -------
   Net (fees waived and expenses
      reimbursed)/recouped by Manager (Note 2) ..          1         --        (16)
                                                     -------     ------    -------
         NET EXPENSES ...........................      2,007        278        565
                                                     -------     ------    -------
NET INVESTMENT INCOME ...........................     15,762        469        875
                                                     -------     ------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain from: B
      Investments ...............................     19,818      2,200      2,163
      Commission recapture ......................         10         13         22
      Foreign currency transactions .............         --         --         --
      Futures contracts .........................      3,083        206      1,568
   Change in net unrealized appreciation or
      depreciation of: C
      Investments ...............................     39,143      2,752      7,592
      Foreign currency translations .............         --         --         --
      Futures contracts .........................         63        158        (90)
                                                     -------     ------    -------
         NET GAIN ON INVESTMENTS ................     62,117      5,329     11,255
                                                     -------     ------    -------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................    $77,879     $5,798    $12,130
                                                     =======     ======    =======
A Foreign taxes .................................    $     7     $   --    $     3
B Net of foreign withholding taxes on capital
   gains ........................................    $    --     $   --    $    --
C Net of unrealized appreciation of foreign
   withholding taxes on capital gains ...........    $    --     $   --    $    --

                             See accompanying notes

                                                     SMALL CAP                HIGH
                                                       VALUE      EMERGING    YIELD    ENHANCED
                                                    OPPORTUNITY    MARKETS     BOND     INCOME    INTERMEDIATE   SHORT-TERM
                                                        FUND        FUND       FUND      FUND       BOND FUND     BOND FUND
                                                    -----------   --------   -------   --------   ------------   ----------
INVESTMENT INCOME:
   Dividend income from unaffiliated
      securities (net of foreign taxes) A .......      $  58       $ 1,646   $    --    $  121       $   --        $   --
   Dividend income from affiliated securities ...          3           196       499        90           82           133
   Interest income ..............................         --            15    13,682     2,240        2,407         1,825
   Income derived from securities lending, net ..          1            32        32        11           16             1
                                                       -----       -------   -------    ------       ------        ------
         TOTAL INVESTMENT INCOME ................         62         1,889    14,213     2,462        2,505         1,959
                                                       -----       -------   -------    ------       ------        ------
EXPENSES:
   Management and investment advisory fees
      (Note 2) ..................................         20           731       870       192          122           105
   Administrative service fees (Note 2):
      Institutional Class .......................          9            22       318        --           --            --
      PlanAhead Class ...........................         --             9        97       135            1             9
      Service Class .............................         --            --        --        --           --            --
   Transfer agent fees:
      Institutional Class .......................         --             3        36        --            3             2
      PlanAhead Class ...........................         --             4        --         4            1             3
      AMR Class .................................         --             5        --        --           --            --
   Custody and fund accounting fees .............         --           289        25         8            7             6
   Professional fees ............................          8            12        13        12           11            11
   Registration fees and expenses ...............         17            12        22         8           15            13
   Service fees:
      PlanAhead Class ...........................         --             8        97       135            1             9
      Service Class .............................         --            --        --        --           --            --
   Distribution fees- Service Class (Note 2) ....         --            --        --        --           --            --
   Prospectus and shareholder reports ...........          1            11        13         3            4             5
   Other expenses ...............................          4            13        14        11            4             4
                                                       -----       -------   -------    ------       ------        ------
         TOTAL EXPENSES .........................         59         1,119     1,505       508          169           167
                                                       -----       -------   -------    ------       ------        ------
   Net (fees waived and expenses
      reimbursed)/recouped by Manager (Note 2) ..        (20)           --       (23)       --           (1)           (2)
                                                       -----       -------   -------    ------       ------        ------
         NET EXPENSES ...........................         39         1,119     1,482       508          168           165
                                                       -----       -------   -------    ------       ------        ------
NET INVESTMENT INCOME ...........................         23           770    12,731     1,954        2,337         1,794
                                                       -----       -------   -------    ------       ------        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain from: B
      Investments ...............................         35        15,889     1,377     1,718          505           333
      Commission recapture ......................          1            --        --        --           --            --
      Foreign currency transactions .............         --           558        --        --           --            --
      Futures contracts .........................         --           453        --        --           --            --
   Change in net unrealized appreciation or
      depreciation of: C
      Investments ...............................        394        11,016     6,482       (15)         120           394
      Foreign currency translations .............         --         1,784        --        --           --            --
      Futures contracts .........................         --           (81)       --        --           --            --
                                                       -----       -------   -------    ------       ------        ------
         NET GAIN ON INVESTMENTS ................        430        29,619     7,859     1,703          625           727
                                                       -----       -------   -------    ------       ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................      $ 453       $30,389   $20,590    $3,657       $2,962        $2,521
                                                       =====       =======   =======    ======       ======        ======
A Foreign taxes .................................      $  --       $   193   $    --    $   --       $   --        $   --
B Net of foreign withholding taxes on capital
   gains ........................................      $  --       $    57   $    --    $   --       $   --        $   --
C Net of unrealized appreciation of foreign
   withholding taxes on capital gains ...........      $  --       $    77   $    --    $   --       $   --        $   --

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)


                                           Balanced Fund      Large Cap Growth Fund    Mid-Cap Value Fund
                                       ---------------------  ---------------------  ---------------------

                                        Six Months    Year     Six Months    Year     Six Months    Year
                                          Ended       Ended      Ended       Ended      Ended       Ended
                                          April      October   April 30,    October   April 30,    October
                                         30, 2007   31, 2006     2007      31, 2006      2007     31, 2006
                                       -----------  --------  -----------  --------  -----------  --------
                                       (unaudited)            (unaudited)            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ............  $   15,762   $ 26,125   $    469    $    628   $    875    $    647
   Net realized gain (loss) on
      investments, futures contracts,
      and foreign currency
      transactions ..................      22,911     44,566      2,419       3,826      3,753       2,249
   Change in net unrealized
      appreciation or depreciation of
      investments, futures contracts,
      and foreign currency
      translations ..................      39,206     42,383      2,910       3,999      7,502       6,534
                                       ----------   --------   --------    --------   --------    --------
         NET INCREASE IN NET ASSETS
            RESULTING FROM
            OPERATIONS ..............      77,879    113,074      5,798       8,453     12,130       9,430
                                       ----------   --------   --------    --------   --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ...........        (762)      (359)        (1)         (1)       (22)         (9)
      PlanAhead Class ...............      (3,106)    (2,286)        --          --       (206)         --
      Service Class .................         (43)        --         --          --         --          --
      AMR Class .....................     (23,927)   (20,180)      (737)       (376)      (563)       (481)
   Net realized gain on investments:
      Institutional Class ...........      (1,300)      (674)        --          --        (86)       (136)
      PlanAhead Class ...............      (5,825)    (4,591)        --          --       (706)         --
      Service Class .................         (77)        --         --          --         --          --
      AMR Class .....................     (38,430)   (35,228)        --          --     (1,766)     (9,132)
                                       ----------   --------   --------    --------   --------    --------
         NET DISTRIBUTIONS TO
            SHAREHOLDERS ............     (73,470)   (63,318)      (738)       (377)    (3,349)     (9,758)
                                       ----------   --------   --------    --------   --------    --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ....     131,709    118,740     30,158      24,244     55,157      59,595
   Reinvestment of dividends and
      distributions .................      72,959     62,858        738         376      3,346       9,756
   Cost of shares redeemed ..........     (51,822)   (91,106)   (14,931)    (13,832)   (13,486)    (16,516)
   Redemption fees ..................          --         --         --          --         76          77
                                       ----------   --------   --------    --------   --------    --------
         NET INCREASE (DECREASE) IN
            NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS ......     152,846     90,492     15,965      10,788     45,093      52,912
                                       ----------   --------   --------    --------   --------    --------
NET INCREASE (DECREASE) IN
   NET ASSETS .......................     157,255    140,248     21,025      18,864     53,874      52,584
                                       ----------   --------   --------    --------   --------    --------
NET ASSETS:
   Beginning of period ..............     953,319    813,071     82,152      63,288     96,926      44,342
                                       ----------   --------   --------    --------   --------    --------
   END OF PERIOD * ..................  $1,110,574   $953,319   $103,177    $ 82,152   $150,800    $ 96,926
                                       ==========   ========   ========    ========   ========    ========
*Includes undistributed net
   investment income (loss) of ......  $    8,276   $ 19,982   $    209    $    479   $    699    $    479
                                       ==========   ========   ========    ========   ========    ========

                             See accompanying notes

                                          Small Cap Value
                                          Opportunity Fund    Emerging Markets Fund   High Yield Bond Fund    Enhanced Income Fund
                                       ---------------------  ---------------------  ----------------------  ---------------------
                                                      From
                                        Six Months    March    Six Months    Year     Six Months     Year     Six Months    Year
                                          Ended       31 to      Ended       Ended      Ended       Ended       Ended       Ended
                                        April 30,    October   April 30,    October   April 30,    October    April 30,    October
                                           2007     31, 2006      2007     31, 2006      2007      31, 2006      2007     31, 2006
                                       -----------  --------  -----------  --------  -----------  ---------  -----------  --------
                                       (unaudited)            (unaudited)            (unaudited)             (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ............    $   23      $    4    $    770    $  1,361   $ 12,731    $  23,830   $  1,954    $  3,578
   Net realized gain (loss) on
      investments, futures contracts,
      and foreign currency
      transactions ..................        36           8      16,900      22,344      1,377       (3,640)     1,718         335
   Change in net unrealized
      appreciation or depreciation of
      investments, futures contracts,
      and foreign currency
      translations ..................       394         150      12,719      14,943      6,482        6,615        (15)      3,410
                                         ------      ------    --------    --------   --------    ---------   --------    --------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS .....       453         162      30,389      38,648     20,590       26,805      3,657       7,323
                                         ------      ------    --------    --------   --------    ---------   --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Institutional Class ..............       (17)         --        (101)       (163)    (9,792)     (16,799)        --          --
   PlanAhead Class ..................        --          --         (15)        (36)    (2,907)      (7,065)    (2,367)     (3,905)
   Service Class ....................        --          --          --          --         --           --         --          --
   AMR Class ........................        --          --      (1,130)     (1,551)        --           --         --          --
   Net realized gain on investments:
   Institutional Class ..............        (9)         --      (2,407)     (1,683)        --       (2,254)        --          --
   PlanAhead Class ..................        --          --        (922)       (425)        --       (1,092)       (74)        (14)
   Service Class ....................        --          --          --          --         --           --         --          --
   AMR Class ........................        --          --     (19,268)    (14,022)        --           --         --          --
                                         ------      ------    --------    --------   --------    ---------   --------    --------
   NET DISTRIBUTIONS TO
      SHAREHOLDERS ..................       (26)         --     (23,843)    (17,880)   (12,699)     (27,211)    (2,441)     (3,919)
                                         ------      ------    --------    --------   --------    ---------   --------    --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ....     4,598       4,644      18,672      34,209     83,364      161,075      8,287      30,206
   Reinvestment of dividends and
      distributions .................        26          --      23,764      17,795     10,562       23,167      2,441       3,919
   Cost of shares redeemed ..........      (693)        (43)    (18,463)    (22,127)   (54,815)    (208,965)   (36,529)    (23,955)
   Redemption fees ..................        --          --          24          90         --           --         --          --
                                         ------      ------    --------    --------   --------    ---------   --------    --------
   NET INCREASE (DECREASE) IN NET
      ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ..................     3,931       4,601      23,997      29,967     39,111      (24,723)   (25,801)     10,170
                                         ------      ------    --------    --------   --------    ---------   --------    --------
   NET INCREASE (DECREASE) IN
      NET ASSETS ....................     4,358       4,763      30,543      50,735     47,002      (25,128)   (24,585)     13,574
                                         ------      ------    --------    --------   --------    ---------   --------    --------
NET ASSETS:
   Beginning of period ..............     4,763          --     157,539     106,804    311,977      337,105    125,915     112,341
                                         ------      ------    --------    --------   --------    ---------   --------    --------
END OF PERIOD * .....................    $9,121      $4,763    $188,082    $157,539   $358,979    $ 311,977   $101,330    $125,915
                                         ======      ======    ========    ========   ========    =========   ========    ========
* Includes undistributed net
   investment income (loss) of ......    $   12      $    7    $    642    $  1,129   $    530    $     499   $    305    $ (1,012)
                                         ======      ======    ========    ========   ========    =========   ========    ========

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                Intermediate Bond Fund    Short-Term Bond Fund
                                                                ----------------------   ----------------------
                                                                 Six Months     Year      Six Months     Year
                                                                   Ended        Ended       Ended        Ended
                                                                 April 30,     October    April 30,     October
                                                                    2007      31, 2006       2007      31, 2006
                                                                -----------   --------   -----------   --------
                                                                (unaudited)              (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ....................................    $  2,337     $  4,299     $ 1,794     $  2,997
   Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions ..........         505         (987)        333         (294)
   Change in net unrealized appreciation or depreciation
      of investments, futures contracts, and foreign
      currency translations .................................         120        1,283         394          952
                                                                 --------     --------     -------     --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..       2,962        4,595       2,521        3,655
                                                                 --------     --------     -------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ...................................      (2,361)      (4,367)     (1,850)      (3,409)
      PlanAhead Class .......................................         (13)         (41)       (150)        (375)
   Net realized gain on investments:
                                                                 --------     --------     -------     --------
         NET DISTRIBUTIONS TO SHAREHOLDERS ..................      (2,374)      (4,408)     (2,000)      (3,784)
                                                                 --------     --------     -------     --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ............................      12,738       18,558      13,654       13,507
   Reinvestment of dividends and distributions ..............       2,373        4,405       1,996        3,775
   Cost of shares redeemed ..................................     (12,737)     (19,229)     (6,631)     (24,812)
                                                                 --------     --------     -------     --------
         NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS ......................       2,374        3,734       9,019       (7,530)
                                                                 --------     --------     -------     --------
NET INCREASE (DECREASE) IN NET ASSETS .......................       2,962        3,921       9,540       (7,659)
                                                                 --------     --------     -------     --------
NET ASSETS:
   Beginning of period ......................................      98,245       94,324      80,606       88,265
                                                                 --------     --------     -------     --------
   END OF PERIOD * ..........................................    $101,207     $ 98,245     $90,146     $ 80,606
                                                                 ========     ========     =======     ========
*Includes undistributed net investment income (loss) of .....    $    500     $    502     $  (170)    $   (304)
                                                                 ========     ========     =======     ========

                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Small Cap Value Opportunity Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     Each Fund, except the Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:                                            SERVICE AND DISTRIBUTIONS FEES:
------                -----------                                            -------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million   Administrative Service Fee - 0.25%

PLANAHEAD CLASS       General public and investors investing through an      Administrative Service Fee - 0.25%
                      intermediary                                                          Service Fee - 0.25%

SERVICE CLASS         Investors investing through an intermediary            Administrative Service Fee - 0.25%
                                                                                            Service Fee - 0.25%
                                                                                       Distribution Fee - 0.25%

AMR CLASS             Investors in the tax-exempt retirement and benefit                                   N/A
                      plans of AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Effective February 28, 2007, the PlanAhead Class of the Intermediate Bond Fund was closed.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgment of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds' Statement of Operations.

Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. The

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

Redemption Fees

     The Institutional, PlanAhead and AMR Classes of the Emerging Markets Fund impose a 2% redemption fee on certain shares held for less than 90 days, and the AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potenetial impact on the financial statements has not yet been determined.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have material impact on the Funds' net assets or results of operations.

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Opportunity Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.25% of the

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.25% of the average daily net assets of the Short-Term Bond Fund. Management fees paid during the six months ended April 30, 2007 were as follows (dollars in thousands):

                                                                               NET
                                                                             AMOUNTS
                                                             AMOUNTS PAID   RETAINED
                                  MANAGEMENT   MANAGEMENT   TO INVESTMENT      BY
                                   FEE RATE        FEE         ADVISORS      MANAGER
                                 -----------   ----------   -------------   --------
Balanced .....................   0.225%-0.70%    $1,385          $877         $508
Large Cap Growth .............    0.35%-0.55%       241           194           47
Mid-Cap Value ................    0.35%-1.10%       440           376           64
Small Cap Value Opportunity ..    0.45%-0.55%        20            17            3
Emerging Markets .............    0.79%-1.20%       731           644           87
High Yield Bond ..............          0.52%       870           703          167
Enhanced Income ..............    0.25%-0.85%       192           138           54
Intermediate Bond ............          0.25%       122            39           83

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the six months ended April 30, 2007, securities lending fees paid to the Manager were as follows (in thousands):

Balanced .................................................................   $22
Large Cap Growth .........................................................     1
Mid-Cap Value ............................................................     2
Emerging Markets .........................................................     5
High Yield Bond ..........................................................     4
Enhanced Income ..........................................................     2
Intermediate Bond ........................................................     3

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

Brokerage Commissions

     Affiliated entities of a subadvisor to the Large Cap Growth Fund and the Emerging Markets Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $634 and $326, respectively for the six months ended April 30, 2007.

Investment in Affiliated Funds

     The Funds are permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Funds and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the six months ended April 30, 2007, fees earned by the Manager from the Affiliated Funds were as follows:

                                 DIRECT INVESTMENT    SECURITIES LENDING
                                   IN AFFILIATED     COLLATERAL INVESTED
                                       FUNDS         IN AFFILIATED FUNDS     TOTAL
                                 -----------------   -------------------   --------
Balanced .....................        $36,226              $99,721         $135,947
Large Cap Growth .............            948                5,404            6,352
Mid-Cap Value ................          7,392               11,466           18,858
Small Cap Value Opportunity ..             66                  920              986
Emerging Markets .............          3,722                7,050           10,772
High Yield Bond ..............          9,475                   --            9,475
Enhanced Income ..............          1,708               13,296           15,004
Intermediate Bond ............          1,558               12,202           13,760
Short-Term Bond ..............          2,524                1,484            4,008

Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the six months ended April 30, 2007, the following Funds had borrowings:

                                                                            WEIGHTED
                                     DAYS      INTEREST   AVERAGE DEBT      AVERAGE
                                 OUTSTANDING    CHARGES     UTILIZED     INTEREST RATE
                                 -----------   --------   ------------   -------------
Enhanced Income ..............        11        $4,612     $2,844,306        5.38%

Reimbursement of Expenses

     The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceed the Fund's expense cap. For the period ended April 30, 2007, the Manager waived or reimbursed expenses as follows:

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

                                                    Expense Cap
                                                 -----------------
                                                 11/1/06    3/1/07    WAIVED OR
                                                    TO        TO     REIMBURSED
FUND                                 CLASS       2/28/07   4/30/07    EXPENSES
----                             -------------   -------   -------   ----------
Large Cap Growth .............   Institutional    0.90%     0.90%      $    74
Mid-Cap Value ................   Institutional    1.01%     0.90%        2,213
Mid-Cap Value ................   PlanAhead        1.23%     1.23%       13,844
Small Cap Value Opportunity ..   Institutional    1.06%     1.05%       19,854
Small Cap Value Opportunity ..   PlanAhead        1.31%     1.30%          571
Intermediate Bond ............   PlanAhead        0.95%      N/A           783
Short-Term Bond ..............   PlanAhead        0.87%     0.87%        2,081

Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

     The activity related to repayment of prior year fee waivers and expense reimbursements during the six months ended April 30, 2007 was as follows:

Balanced- Service Class

             LIABILITY                                  LIABILITY
EXPIRATION       AT                                         AT
   YEAR       10/31/06   ACCRUED   EXPIRED   RECOUPED    4/30/07
----------   ---------   -------   -------   --------   ---------
   2007        $   --      $--       $--        $--       $   --
   2008         1,650       --        --         77        1,573
   2009            13       --        --         --           13
               ------      ---       ---        ---       ------
               $1,663      $--       $--        $77       $1,586
               ======      ===       ===        ===       ======

Emerging Markets- PlanAhead Class

             LIABILITY                                  LIABILITY
EXPIRATION       AT                                         AT
   YEAR       10/31/06   ACCRUED   EXPIRED   RECOUPED    4/30/07
----------   ---------   -------   -------   --------   ---------
   2007        $  399      $--       $--       $399       $   --
   2008         5,148       --        --        415        4,734
   2009         2,926       --        --         --        2,926
               ------      ---       ---       ----       ------
               $8,473      $--       $--       $814       $7,660
               ======      ===       ===       ====       ======

Mid-Cap Value- AMR Class

             LIABILITY                                  LIABILITY
EXPIRATION       AT                                         AT
   YEAR       10/31/06   ACCRUED   EXPIRED   RECOUPED    4/30/07
----------   ---------   -------   -------   --------   ---------
   2007       $11,997      $--       $--      $6,430     $ 5,567
   2008         7,258       --        --          --       7,258
   2009         2,537       --        --          --       2,537
              -------      ---       ---      ------     -------
              $21,792      $--       $--      $6,430     $15,362
              =======      ===       ===      ======     =======

High Yield Bond-Institutional Class

             LIABILITY                                  LIABILITY
EXPIRATION       AT                                         AT
   YEAR       10/31/06   ACCRUED   EXPIRED   RECOUPED    4/30/07
----------   ---------   -------   -------   --------   ---------
   2007       $34,513      $--     $22,697    $9,354      $2,461
   2008            62       --          --        --          62
   2009                     --          --        --          --
              -------      ---     -------    ------      ------
              $34,575      $--     $22,697    $9,354      $2,524
              =======      ===     =======    ======      ======

     The remaining Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

Other

     At April 30, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned the following percentage of each Fund:

                       % OWNERSHIP
                       -----------
Balanced ...........        79%
Large Cap Growth ...       100%
Mid-Cap Value ......        75%
Emerging Markets ...        87%
High Yield Bond ....        28%
Intermediate Bond ..        98%
Short-Term Bond ....        90%

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the six months ended April 30, 2007 and fiscal year ended October 31, 2006 were as follows (in thousands):

                                               BALANCED                     LARGE CAP GROWTH                   MID-CAP VALUE
                                    ------------------------------   ------------------------------   ------------------------------
                                    SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                        APRIL 30,      OCTOBER 31,       APRIL 30,      OCTOBER 31,       APRIL 30,      OCTOBER 31,
                                          2007             2006            2007             2006            2007             2006
                                    ----------------   -----------   ----------------   -----------   ----------------   -----------
                                       (UNAUDITED)                      (UNAUDITED)                      (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........        $   906         $   405           $  1             $  1           $   84           $  114
   PlanAhead Class ..............          3,751           2,594             --               --              718               --
   Service Class ................             52              --             --               --               --               --
   AMR Class ....................         28,153          22,546            737              376            1,844            7,556
LONG-TERM CAPITAL GAIN
   Institutional Class ..........          1,156             629             --               --               24               31
   PlanAhead Class ..............          5,180           4,282             --               --              194               --
   Service Class ................             68              --             --               --               --               --
   AMR Class ....................         34,174          32,862             --               --              485            2,057
                                         -------         -------           ----             ----           ------           ------
      TOTAL DISTRIBUTIONS PAID ..        $73,470         $63,318           $738             $377           $3,349           $9,758
                                         =======         =======           ====             ====           ======           ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

                                      SMALL CAP VALUE OPPORTUNITY           EMERGING MARKETS                  HIGH YIELD BOND
                                    ------------------------------   ------------------------------   ------------------------------
                                    SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                        APRIL 30,      OCTOBER 31,       APRIL 30,      OCTOBER 31,       APRIL 30,      OCTOBER 31,
                                          2007             2006            2007             2006            2007             2006
                                    ----------------   -----------   ----------------   -----------   ----------------   -----------
                                       (UNAUDITED)                      (UNAUDITED)                      (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........          $25             $--            $   419         $   416          $ 9,792         $16,799
   PlanAhead Class ..............            1              --                137             100            2,907           7,065
   Service Class ................           --              --                 --              --               --               1
   AMR Class ....................           --              --              3,676           3,660               --              --
LONG-TERM CAPITAL GAIN
   Institutional Class ..........           --              --              2,089           1,430               --           2,254
   PlanAhead Class ..............           --              --                800             361               --           1,092
   Service Class ................           --              --                 --              --               --              --
   AMR Class ....................           --              --             16,722          11,913               --              --
                                           ---             ---            -------         -------          -------         -------
      TOTAL DISTRIBUTIONS PAID ..          $26             $--            $23,843         $17,880          $12,699         $27,211
                                           ---             ---            -------         -------          -------         -------

* For tax purposes, short-term capital gains are considered ordinary income distributions.

                                            ENHANCED INCOME                INTERMEDIATE BOND                  SHORT-TERM BOND
                                    ------------------------------   ------------------------------   ------------------------------
                                    SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                        APRIL 30,      OCTOBER 31,       APRIL 30,      OCTOBER 31,       APRIL 30,      OCTOBER 31,
                                          2007             2006            2007             2006            2007             2006
                                    ----------------   -----------   ----------------   -----------   ----------------   -----------
                                       (UNAUDITED)                      (UNAUDITED)                      (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........        $   --           $   --          $   --           $4,367          $   --           $3,409
   PlanAhead Class ..............         2,367            3,905              13               41             150              375
   AMR Class ....................            --               --              --               --              --               --
LONG-TERM CAPITAL GAIN ..........            --                            2,361                            1,850
   Institutional Class ..........            --               --              --               --              --               --
   PlanAhead Class ..............            74               14              --               --              --               --
   AMR Class ....................            --               --              --               --              --               --
                                         ------           ------          ------           ------          ------           ------
      TOTAL DISTRIBUTIONS PAID ..        $2,441           $3,919          $2,374           $4,408          $2,000           $3,784
                                         ------           ------          ------           ------          ------           ------

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of April 30, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                                 SMALL CAP
                                                                         LARGE CAP    MID-CAP      VALUE      EMERGING
                                                             BALANCED      GROWTH      VALUE    OPPORTUNITY    MARKETS
                                                            ----------   ---------   --------   -----------   --------
Cost basis of investments for federal income tax purposes   $1,139,877   $110,488    $169,194     $10,856     $158,967
Unrealized appreciation                                        178,884     10,798      15,087         855       49,807
Unrealized depreciation                                         (5,448)      (821)     (2,461)       (310)      (2,084)
                                                            ----------   --------    --------     -------     --------
Net unrealized appreciation/(depreciation)                     173,436      9,977      12,626         545       47,723
Undistributed ordinary income                                   14,658        208       1,593          32        3,716
Undistributed long-term gain/(loss)                             16,840     (1,075)      2,062          15       13,916
                                                            ----------   --------    --------     -------     --------
Distributable earnings                                      $  204,934   $  9,110    $ 16,821     $   592     $ 65,355
                                                            ==========   ========    ========     =======     ========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

                                                            HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                                                               BOND       INCOME        BOND          BOND
                                                            ----------   --------   ------------   ----------
Cost basis of investments for federal income tax purposes    $371,275    $123,320     $126,586       $93,493
Unrealized appreciation                                         8,356       3,454          453           192
Unrealized depreciation                                        (1,167)       (476)        (689)         (989)
                                                             --------    --------     --------       -------
Net unrealized appreciation/(depreciation)                      7,189       2,978         (236)         (797)
Undistributed ordinary income                                     902       1,172          500           536
Undistributed long-term gain/(loss)                            (2,280)        575       (8,640)       (8,734)
                                                             --------    --------     --------       -------
Distributable earnings                                       $  5,811    $  4,725     $ (8,376)      $(8,995)
                                                             ========    ========     ========       =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies, reclassifications of income from real estate investment securities, and income adjustments associated with contingent payment debt instruments.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of April 30, 2007 (in thousands):

                                             LARGE    MID-     SMALL CAP               HIGH                             SHORT-
                                              CAP     CAP       VALUE      EMERGING   YIELD   ENHANCED   INTERMEDIATE    TERM
                                 BALANCED   GROWTH   VALUE   OPPORTUNITY    MARKETS    BOND    INCOME         BOND       BOND
                                 --------   ------   -----   -----------   --------   -----   --------   ------------   ------
Paid-in-capital ..............     $   1     $(3)    $  (1)      $--         $ --      $ 1    $(1,176)       $  3        $   1
Undistributed net investment
   income ....................       370      (1)      136        (1)         (11)      (1)     1,730          35          340
Accumulated net realized gain
   (loss) ....................      (371)      6      (135)        1           10       --       (555)        (37)        (341)
Unrealized appreciation
   (depreciation) of
   investments, futures
   contracts and foreign
   currency ..................        --      (2)       --        --            1       --          1          (1)          --

     At April 30, 2007 capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                       2007     2008    2009   2010   2011   2012    2013     2014    2015    TOTAL
----                      ------   ------   ----   ----   ----   ----   ------   ------   ----   ------
Large Cap Growth ......   $   --   $   --    $--   $401   $674   $ --   $   --   $   --   $--    $1,075
High Yield Bond .......       --       --     --     --     --     --       --    2,280    --     2,280
Intermediate Bond .....       --    6,897     --    328     --     --      318    1,097    --     8,640
Short-Term Bond .......    1,991    1,218     --    913    161    800    1,256    2,387     8     8,734

     The Large Cap Growth Fund and the High Yield Bond Fund utilized 2,527 and 1,336 respectively, of net capital loss carryovers and the Short-Term Bond Fund had $470 of expired capital loss carryovers for the six months ended April 30, 2007.

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended April 30, 2007 were as follows (in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

                                                                 SMALL
                                             LARGE                CAP                  HIGH                             SHORT
                                              CAP    MID-CAP     VALUE     EMERGING    YIELD   ENHANCED  INTERMEDIATE    TERM
                                  BALANCED   GROWTH   VALUE   OPPORTUNITY   MARKETS    BOND     INCOME      BOND         BOND
                                  --------  -------  -------  -----------  --------  --------  --------  ------------  -------
Purchases (excluding U.S.
   government securities) ......  $162,812  $59,296  $56,458     $5,676     $70,345  $177,151   $48,957     $23,423    $25,969
Sales and maturities (excluding
   U.S. government
   securities) .................   117,602   40,249    1,007        177      65,833   139,217    55,013      23,837     21,143
Purchases of U.S. government
   securities ..................    97,048       --       --         --          --        --    17,563      20,648         --
Sales and maturities of U.S.
   government securities .......    60,798       --       --         --          --        --    32,049      14,579         --

     A summary of the Funds' direct transactions in Affiliated Funds for the six months ended April 30, 2007 is set forth below (in thousands):

                                                  OCTOBER 31, 2006
                                                    SHARES/MARKET                              APRIL 30, 2007
                                     AFFILIATE          VALUE        PURCHASES     SALES    SHARES/MARKET VALUE
                                   ------------   ----------------   ---------   --------   -------------------
Balanced .......................   Select Fund         $64,379        $242,438   $235,191         $71,626
Large Cap Growth ...............   Select Fund           4,783          53,008     51,989           5,802
Mid-Cap Value ..................   Select Fund          15,621          94,070     92,034          17,657
Small Cap Value Opportunity ....   Select Fund              49           3,880      3,886              43
Emerging Markets ...............   Select Fund           8,172          47,064     48,113           7,123
High Yield Bond ................   Select Fund          13,082         118,625    111,912          19,795
Enhanced Income ................   Select Fund          11,924          36,332     41,753           6,503
Intermediate Bond ..............   Select Fund           2,890          21,860     21,488           3,262
Short-Term Bond ................   Select Fund           2,054          18,097     12,373           7,778

5. SECURITIES LENDING

     Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     The Funds, the Agent and the Manager retain 65%, 25% and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At April 30, 2007, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

                                    MARKET VALUE OF     NON-CASH
FUND                              SECURITIES ON LOAN   COLLATERAL   CASH COLLATERAL
----                              ------------------   ----------   ---------------
Balanced ......................         $219,918         $18,907       $205,692
Large Cap Growth ..............           12,977              --         13,393
Mid-Cap Value .................           26,811             707         27,080
Small Cap Value Opportunity ...            2,176              --          2,266
Emerging Markets ..............           17,514             347         18,227
High Yield Bond ...............           18,950              --         19,517
Enhanced Income ...............           25,197              --         25,731
Intermediate Bond .............           25,396              --         25,805
Short-Term Bond ...............            3,456              --          3,519

     Cash collateral for each Fund, other than High Yield Bond, was invested in a joint investment account, which is comprised of an investment in the Affiliated Funds. The allocated amounts have been included as investments in each Fund's Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     Non-cash collateral received by the Funds may not be sold or repledged; therefore, non-cash collateral is not included on the Funds' Schedule of Investments or Statement of Assets and Liabilities.

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

SIX MONTHS ENDED APRIL 30, 2007

                                          INSTITUTIONAL
                                              CLASS          PLANAHEAD CLASS      SERVICE CLASS        AMR CLASS
                                         ----------------   -----------------   ----------------   -----------------
BALANCED FUND                            SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT
-------------                            ------   -------   ------   --------   ------   -------   ------   --------
Shares sold ..........................    2,071   $32,041    4,819   $ 70,048     241     $3,427    1,762   $ 26,193
Reinvestment of dividends ............      133     2,010      596      8,472       8        120    4,292     62,357
Shares redeemed ......................     (252)   (3,880)  (1,416)   (20,584)    (52)      (744)  (1,780)   (26,614)
                                          -----   -------   ------   --------     ---     ------   ------   --------
Net increase in shares outstanding ...    1,952   $30,171    3,999   $ 57,936     197     $2,803    4,274   $ 61,936
                                          =====   =======   ======   ========     ===     ======   ======   ========

                                          INSTITUTIONAL
                                              CLASS             AMR CLASS
                                         ---------------   -----------------
LARGE CAP GROWTH FUND                    SHARES   AMOUNT   SHARES    AMOUNT
---------------------                    ------   ------   ------   --------
Shares sold ..........................     --       $ 1     4,285   $ 30,157
Reinvestment of dividends ............     --         1       106        737
Shares redeemed ......................     --        (2)   (2,104)   (14,929)
                                          ---       ---    ------   --------
Net increase in shares outstanding ...     --       $--     2,287   $ 15,965
                                          ===       ===    ======   ========

                                           INSTITUTIONAL
                                               CLASS          PLANAHEAD CLASS        AMR CLASS
                                         ----------------    ----------------    -----------------
MID-CAP VALUE FUND                       SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
------------------                       ------   -------    ------   -------    ------   --------
Shares sold ..........................     172    $ 1,918      480    $ 5,356     4,285   $ 47,883
Reinvestment of dividends ............      10        106       85        911       215      2,329
Shares redeemed ......................     (27)      (298)*   (196)    (2,158)*    (969)   (10,954)*
                                           ---    -------     ----    -------     -----   --------
Net increase in shares outstanding ...     155    $ 1,726      369    $ 4,109     3,531   $ 39,258
                                           ===    =======     ====    =======     =====   ========

*    Net of Redemption Fees

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

                                   INSTITUTIONAL
                                       CLASS        PLANAHEAD CLASS
SMALL CAP VALUE OPPORTUNITY      ----------------   ---------------
FUND                             SHARES    AMOUNT   SHARES   AMOUNT
---------------------------      ------   -------   ------   ------
Shares sold ..................     384     $4,129     43     $ 469
Reinvestment of dividends ....       3         25     --         1
Shares redeemed ..............    (559)      (559)   (12)     (134)
                                  ----     ------    ---     -----
Net increase (decrease) in
   shares outstanding ........    (172)    $3,595     31     $ 336
                                  ====     ======    ===     =====

                                   INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS        AMR CLASS
                                 ----------------    ----------------    -----------------
EMERGING MARKETS FUND            SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
---------------------            ------   -------    ------   -------    ------   --------
Shares sold ..................     100    $ 1,688      111    $ 1,937      871    $ 15,047
Reinvestment of dividends ....     149      2,456       56        910    1,235      20,398
Shares redeemed ..............    (234)    (3,930)*    (88)    (1,479)*   (757)    (13,030)*
                                  ----    -------     ----    -------    -----    --------
Net increase in shares
   outstanding ...............      15    $   214       79    $ 1,368    1,349    $ 22,415
                                  ====    =======     ====    =======    =====    ========

*    Net of Redemption Fees

                                   INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS
                                 -----------------   -----------------
HIGH YIELD BOND FUND             SHARES    AMOUNT    SHARES    AMOUNT
--------------------             ------   --------   ------   --------
Shares sold ..................    1,462   $ 68,222    6,602   $ 15,142
Reinvestment of dividends ....      277      7,698      744      2,864
Shares redeemed ..............   (1,992)   (34,226)  (3,306)   (20,589)
                                 ------   --------   ------   --------
Net increase (decrease) in
   shares outstanding ........     (253)  $ 41,694    4,040   $ (2,583)
                                 ======   ========   ======   ========

                                  PLANAHEAD CLASS
                                 -----------------
ENHANCED INCOME FUND             SHARES    AMOUNT
--------------------             ------   --------
Shares sold ..................      805   $  8,287
Reinvestment of dividends ....      237      2,441
Shares redeemed ..............   (3,537)   (36,529)
                                 ------   --------
Net (decrease) in shares
   outstanding ...............   (2,495)  $(25,801)
                                 ======   ========

                                    INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS
                                 -----------------   -----------------
INTERMEDIATE BOND FUND           SHARES    AMOUNT    SHARES    AMOUNT
----------------------           ------   --------   ------   --------
Shares sold ..................    1,260   $ 12,670       7    $    68
Reinvestment of dividends ....      235      2,361       1         12
Shares redeemed ..............   (1,168)   (11,722)   (100)    (1,015)
                                 ------   --------    ----    -------
Net increase (decrease) in
   shares outstanding ........      327   $  3,309     (92)   $  (935)
                                 ======   ========    ====    =======

                                    INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS
                                 -----------------   -----------------
SHORT-TERM BOND FUND             SHARES    AMOUNT    SHARES    AMOUNT
--------------------             ------   --------   ------   --------
Shares sold ..................    1,307    $11,478     248    $ 2,176
Reinvestment of dividends ....      210      1,849      17        147
Shares redeemed ..............     (324)    (2,839)   (431)    (3,792)
                                 ------    -------    ----    -------
Net increase (decrease) in
   shares outstanding ........    1,193    $10,488    (166)   $(1,469)
                                 ======    =======    ====    =======

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)

PERIOD ENDED OCTOBER 31, 2006

                                   INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS     SERVICE CLASS        AMR CLASS
                                 -----------------   -----------------   ---------------   -----------------
BALANCED FUND                    SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT
-------------                    ------   --------   ------   --------   ------   ------   ------   --------
Shares sold ..................     557    $ 8,501     3,407   $ 48,140     110    $1,538    4,199   $ 60,561
Reinvestment of dividends ....      68        982       474      6,468      --        --    3,986     55,408
Shares redeemed ..............    (139)    (2,075)   (2,500)   (34,990)     (5)      (72)  (3,776)   (53,969)
                                  ----    -------    ------   --------    ----    ------   ------   --------
Net increase in shares
   outstanding ...............     486    $ 7,408     1,381   $ 19,618     105    $1,466    4,409   $ 62,000
                                  ====    =======    ======   ========    ====    ======   ======   ========

                                   INSTITUTIONAL
                                       CLASS             AMR CLASS
                                 -----------------   -----------------
LARGE CAP GROWTH FUND            SHARES    AMOUNT    SHARES    AMOUNT
---------------------            ------   --------   ------   --------
Shares sold ..................      3       $ 17      3,677   $ 24,227
Reinvestment of dividends ....     --          1         57        375
Shares redeemed ..............     (4)       (25)    (2,103)   (13,807)
                                  ---       ----     ------   --------
Net increase (decrease) in
   shares outstanding ........     (1)      $ (7)     1,631   $ 10,795
                                  ===       ====     ======   ========

                                   INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS        AMR CLASS
                                 -----------------   -----------------   -----------------
MID-CAP VALUE FUND               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
------------------               ------   --------   ------   --------   ------   --------
Shares sold ..................     379     $3,963    2,542    $26,510     2,787   $ 29,122
Reinvestment of dividends ....      15        142       --         --     1,008      9,614
Shares redeemed ..............     (80)      (910)*    (20)      (213)*  (1,477)   (15,316)*
                                  ----     ------    -----    -------    ------   --------
Net increase in shares
   outstanding ...............     314     $3,195    2,522    $26,297     2,318   $ 23,420
                                  ====     ======    =====    =======    ======   ========

*    Net of Redemption Fees

                                   INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS
SMALL CAP VALUE OPPORTUNITY      -----------------   -----------------
FUND                             SHARES    AMOUNT    SHARES    AMOUNT
---------------------------      ------   --------   ------   --------
Shares sold ..................    460      $4,562       8       $ 82
Reinvestment of dividends ....     --          --      --         --
Shares redeemed ..............     (3)        (28)     (2)       (15)
                                  ---      ------     ---       ----
Net increase in shares
   outstanding ...............    457      $4,534       6       $ 67
                                  ===      ======     ===       ====

                                   INSTITUTIONAL
                                       CLASS          PLANAHEAD CLASS        AMR CLASS
                                 -----------------   -----------------   -----------------
EMERGING MARKETS FUND            SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
---------------------            ------   --------   ------   --------   ------   --------
Shares sold ..................     385    $ 6,392      304    $ 4,929     1,407   $ 22,888
Reinvestment of dividends ....     123      1,788       30        434     1,066     15,573
Shares redeemed ..............    (176)    (2,856)*   (168)    (2,645)*  (1,016)   (16,536)*
                                  ----    -------     ----    -------    ------   --------
Net increase in shares
   outstanding ...............     332    $ 5,324      166    $ 2,718     1,457   $ 21,925
                                  ====    =======     ====    =======    ======   ========

*    Net of Redemption Fees

                                 INSTITUTIONAL CLASS    PLANAHEAD CLASS     SERVICE CLASS
                                 -------------------   -----------------   ---------------
HIGH YIELD BOND FUND              SHARES     AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
--------------------             -------   ---------   ------   --------   ------   ------
Shares sold ..................    12,050   $ 121,776    3,864   $ 39,258      4      $ 41
Reinvestment of dividends ....     1,484      15,060      798      8,106     --         1
Shares redeemed ..............   (12,034)   (121,828)  (8,570)   (87,093)    (4)      (44)
                                 -------   ---------   ------   --------    ---      ----
Net increase (decrease) in
   shares outstanding ........     1,500   $  15,008   (3,908)  $(39,729)    --      $ (2)
                                 =======   =========   ======   ========    ===      ====

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
October 31, 2006

                                   PLANAHEAD CLASS
                                 -------------------
ENHANCED INCOME FUND              SHARES     AMOUNT
--------------------             -------   ---------
Shares sold ..................    3,012    $ 30,206
Reinvestment of dividends ....      389       3,919
Shares redeemed ..............   (2,376)    (23,955)
                                 ------    --------
Net increase in shares
   outstanding ...............    1,025    $ 10,170
                                 ======    ========

                                 INSTITUTIONAL CLASS   PLANAHEAD CLASS
                                 -------------------   ---------------
INTERMEDIATE BOND FUND            SHARES     AMOUNT    SHARES   AMOUNT
----------------------           -------   ---------   ------   ------
Shares sold ..................    1,863    $ 18,474       8     $  84
Reinvestment of dividends ....      440       4,367       4        38
Shares redeemed ..............   (1,912)    (18,979)    (25)     (250)
                                 ------    --------     ---     -----
Net increase (decrease) in
   shares outstanding ........      391    $  3,862     (13)    $(128)
                                 ======    ========     ===     =====

                                 INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                 -------------------   -----------------
SHORT-TERM BOND FUND              SHARES     AMOUNT    SHARES    AMOUNT
--------------------             -------   ---------   ------   --------
Shares sold ..................      724    $  6,305       825   $ 7,202
Reinvestment of dividends ....      391       3,407        42       368
Shares redeemed ..............   (1,819)    (15,869)   (1,024)   (8,943)
                                 ------    --------    ------   -------
Net (decrease) in shares
   outstanding ...............     (704)   $ (6,157)     (157)  $(1,373)
                                 ======    ========    ======   =======

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  Institutional Class
                                -------------------------------------------------------
                                 Six Months
                                   Ended               Year Ended October 31
                                 April 30,   ------------------------------------------
                                    2007       2006     2005    2004    2003      2002
                                -----------  -------  -------  ------  ------    ------
                                (unaudited)
Net asset value, beginning of
   period ....................  $ 15.83      $ 15.00  $ 14.31  $12.99  $10.97    $12.07
                                -------      -------  -------  ------  ------    ------
Income from investment
   operations:
   Net investment
      income(A), (B) .........     0.26         0.39     0.36    0.29    0.31(C)   0.11
   Net gains (losses) on
      securities (both
      realized and
      unrealized)(B) .........     0.91         1.54     1.11    1.36    1.84(C)  (0.69)
                                -------      -------  -------  ------  ------    ------
Total income (loss) from
   investment operations .....     1.17         1.93     1.47    1.65    2.15     (0.58)
                                -------      -------  -------  ------  ------    ------
Less distributions:
   Dividends from net
      investment income ......    (0.42)       (0.38)   (0.31)  (0.33)  (0.13)    (0.44)
   Distributions from net
      realized gains on
      securities .............    (0.72)       (0.72)   (0.47)     --      --     (0.08)
                                -------      -------  -------  ------  ------    ------
Total distributions ..........    (1.14)       (1.10)   (0.78)  (0.33)  (0.13)    (0.52)
                                -------      -------  -------  ------  ------    ------
Net asset value,
   end of period .............  $ 15.86      $ 15.83  $ 15.00  $14.31  $12.99    $10.97
                                =======      =======  =======  ======  ======    ======
Total return .................     7.75%(D)    13.60%   10.53%  10.53%  19.77%    (5.14)%
                                =======      =======  =======  ======  ======    ======
Ratios and supplemental data:
   Net assets, end of period
   (in thousands) ............  $53,590      $22,587  $14,122  $8,378  $9,041    $8,994
   Ratios to average net
      assets (annualized):
   Expenses, net of
      waivers(B) .............     0.56%        0.59%    0.56%   0.63%   0.63%     0.62%
   Expenses, before
      waivers(B) .............     0.56%        0.59%    0.56%   0.63%   0.63%     0.62%
   Net investment income, net
      of waivers(B) ..........     2.88%        2.81%    2.45%   2.15%   2.74%     3.12%
   Net investment income
      (loss), before
      waivers(B) .............     2.88%        2.81%    2.45%   2.15%   2.74%     3.12%
   Portfolio turnover
      rate(F) ................       19%(D)       59%      58%     62%     69%       84%

                                                      PlanAhead Class
                                -----------------------------------------------------------
                                Six Months
                                   Ended                 Year Ended October 31
                                 April 30,   ----------------------------------------------
                                    2007       2006      2005     2004     2003      2002
                                -----------  --------  -------  -------  -------    -------
                                (unaudited)
Net asset value, beginning of
   period ....................  $  14.91     $  14.20  $ 13.62  $ 12.40  $ 10.81    $ 11.88
                                --------     --------  -------  -------  -------    -------
Income from investment
   operations:
   Net investment
      income(A), (B) .........      0.22         0.35     0.34     0.27     0.28(C)    0.41
   Net gains (losses) on
      securities (both
      realized and
      unrealized)(B) .........      0.86         1.44     1.01     1.25     1.74(C)   (0.99)
                                --------     --------  -------  -------  -------    -------
Total income (loss) from
   investment operations .....      1.08         1.79     1.35     1.52     2.02      (0.58)
                                --------     --------  -------  -------  -------    -------
Less distributions:
   Dividends from net
      investment income ......     (0.38)       (0.36)   (0.30)   (0.30)   (0.43)     (0.41)
   Distributions from net
      realized gains on
      securities .............     (0.72)       (0.72)   (0.47)      --       --      (0.08)
                                --------     --------  -------  -------  -------    -------
Total distributions ..........     (1.10)       (1.08)   (0.77)   (0.30)   (0.43)     (0.49)
                                --------     --------  -------  -------  -------    -------
Net asset value,
   end of period .............  $  14.89     $  14.91  $ 14.20  $ 13.62  $ 12.40    $ 10.81
                                ========     ========  =======  =======  =======    =======
Total return .................      7.61%(D)    13.31%   10.12%   12.44%   19.36%     (5.18)%
                                ========     ========  =======  =======  =======    =======
Ratios and supplemental data:
   Net assets, end of period
   (in thousands) ............  $171,226     $111,837  $86,875  $21,571  $13,332    $10,561
   Ratios to average net
      assets (annualized):
   Expenses, net of
      waivers(B) .............      0.83%        0.85%    0.86%    0.93%    0.94%      0.90%
   Expenses, before
      waivers(B) .............      0.83%        0.85%    0.86%    0.93%    0.94%      0.90%
   Net investment income, net
      of waivers(B) ..........      2.64%        2.55%    2.14%    1.84%    2.40%      2.83%
   Net investment income
      (loss), before
      waivers(B) .............      2.64%        2.55%    2.14%    1.84%    2.40%      2.83%
   Portfolio turnover
      rate(F) ................        19%(D)       59%      58%      62%      69%        84%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment per share.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(C) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

(D)  Not annualized.

(F) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(E)  Annualized.

(G) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

                                         Service Class                                         AMR Class
                                -------------------------------      -------------------------------------------------------------
                                 Six Months    Year     May 31        Six Months
                                   Ended       Ended      to            Ended                   Year Ended October 31
                                 April 30,    October   October       April 30,   ------------------------------------------------
                                    2007     31, 2006  31, 2005          2007       2006      2005      2004      2003      2002
                                -----------  --------  --------      -----------  --------  --------  --------  --------  --------
                                (unaudited)                          (unaudited)
Net asset value, beginning of
   period ....................   $14.83       $14.16   $  13.96      $  15.27     $  14.49  $  13.87  $  12.60  $  10.98  $  12.06
                                 ------       ------   --------      --------     --------  --------  --------  --------  --------
Income from investment
   operations:
   Net investment
      income(A), (B) .........     0.31         0.38       0.09          0.25         0.45      0.39      0.32      0.34      0.48
   Net gains (losses) on
      securities (both
      realized and
      unrealized)(B) .........     0.74         1.35       0.11          0.89         1.46      1.05      1.31      1.78     (1.01)
                                 ------       ------   --------      --------     --------  --------  --------  --------  --------
Total income (loss) from
   investment operations .....     1.05         1.73       0.20          1.14         1.91      1.44      1.63      2.12     (0.53)
                                 ------       ------   --------      --------     --------  --------  --------  --------  --------
Less distributions:
   Dividends from net
      investment income ......    (0.40)       (0.34)        --          0.45        (0.41)    (0.35)    (0.36)    (0.50)    (0.47)
   Distributions from net
      realized gains on
      securities .............    (0.72)       (0.72)        --         (0.72)       (0.72)    (0.47)       --        --     (0.08)
                                 ------       ------   --------      --------     --------  --------  --------  --------  --------
Total distributions ..........    (1.12)       (1.06)        --         (1.17)       (1.13)    (0.82)    (0.36)    (0.50)    (0.55)
                                 ------       ------   --------      --------     --------  --------  --------  --------  --------
Net asset value,
   end of period .............   $14.76       $14.83   $  14.16      $  15.24     $  15.27  $  14.49  $  13.87  $  12.60  $  10.98
                                 ======       ======   ========      ========     ========  ========  ========  ========  ========
Total return .................     7.45%(D)    13.01%      1.43%(D)      7.83%(D)    13.98%    10.63%    13.13%    20.06%    (4.71)%
                                 ======       ======   ========      ========     ========  ========  ========  ========  ========
Ratios and supplemental data:
   Net assets, end of period
   (in thousands) ............   $4,468       $1,562   $      1      $881,290     $817,333  $712,073  $636,420  $557,612  $487,526
   Ratios to average net
      assets (annualized):
   Expenses, net of
      waivers(B) .............     1.09%        1.22%      1.09%(E)      0.31%        0.33%     0.33%     0.37%     0.38%     0.35%
   Expenses, before
      waivers(B) .............     1.06%        1.22%    360.24%(E)      0.31%        0.33%     0.33%     0.37%     0.38%     0.35%
   Net investment income, net
      of waivers(B) ..........     2.32%        2.18%      1.52%(E)      3.18%        3.08%     2.70%     2.40%     2.98%     3.39%
   Net investment income
      (loss), before
      waivers(B) .............     2.36%        2.17%   (357.63)%(E)     3.18%        3.08%     2.70%     2.40%     2.98%     3.39%
   Portfolio turnover
      rate(F) ................       19%(D)       59%        58%(G)        19%(D)       59%       58%       62%       69%       84%

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                          Institutional Class
                                                     -------------------------------------------------------------
                                                         Six
                                                        Months
                                                        Ended                   Year Ended October 31
                                                      April 30,    -----------------------------------------------
                                                         2007       2006      2005      2004      2003      2002
                                                     -----------   ------   -------   --------   ------   --------
                                                     (unaudited)
Net asset value, beginning of period .............    $ 6.89       $ 6.18   $ 5.82    $  5.47    $ 4.53   $   5.66
                                                      ------       ------   ------    -------    ------   --------
Income from investment operations:
   Net investment income(A) ......................      0.02         0.04     0.04       0.02      0.02       0.03
   Net gains (losses) on securities (both
      realized and unrealized)(A) ................      0.39         0.70     0.37       0.35      0.94      (1.16)
                                                      ------       ------   ------    -------    ------   --------
Total income (loss) from investment operations ...      0.41         0.74     0.41       0.37      0.96      (1.13)
                                                      ------       ------   ------    -------    ------   --------
Less distributions:
   Dividends from net investment income ..........     (0.03)       (0.03)   (0.05)     (0.02)    (0.02)        --
   Distributions from net realized gains on
      securities .................................        --           --       --         --        --         --
                                                      ------       ------   ------    -------    ------   --------
Total distributions ..............................     (0.03)       (0.03)   (0.05)     (0.02)    (0.02)        --
                                                      ------       ------   ------    -------    ------   --------
Net asset value, end of period ...................    $ 7.27       $ 6.89   $ 6.18    $  5.82    $ 5.47   $   4.53
                                                      ======       ======   ======    =======    ======   ========
Total return .....................................      6.00%(B)    12.04%    7.06%      6.71%    21.15%    (19.96)%
                                                      ======       ======   ======    =======    ======   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......    $  116       $  110   $  105    $     1    $    1   $      1
   Ratios to average net assets (annualized):(A)
   Expenses, net of waivers ......................      0.90%        0.90%    0.89%      0.84%     0.87%      0.87%
   Expenses, before waivers ......................      1.03%        0.99%    4.64%     13.22%     0.87%      0.87%
   Net investment income (loss), net of waivers ..      0.74%        0.56%   (0.18)%     0.18%     0.18%      0.06%
   Net investment income (loss), before waivers ..      0.61%        0.48%   (3.93)%   (12.20)%    0.18%      0.06%
   Portfolio turnover rate(C) ....................        46%(B)      181%     164%       131%      138%       135%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2002.

(B)  Not annualized.

(C) The Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

                                                                               AMR Class
                                                     ------------------------------------------------------------
                                                         Six
                                                        Months
                                                        Ended                   Year Ended October 31
                                                      April 30,    ----------------------------------------------
                                                         2007        2006      2005      2004     2003      2002
                                                     -----------   -------   -------   -------   ------   -------
                                                     (unaudited)
Net asset value, beginning of period .............   $   6.95      $  6.21   $  5.84   $  5.48   $ 4.54   $  5.67
                                                     --------      -------   -------   -------   ------   -------
Income from investment operations:
   Net investment income(A) ......................       0.04         0.05      0.06      0.02     0.02      0.02
   Net gains (losses) on securities (both
      realized and unrealized)(A) ................       0.38         0.73      0.36      0.36     0.93     (1.14)
                                                     --------      -------   -------   -------   ------   -------
Total income (loss) from investment operations ...       0.42         0.78      0.42      0.38     0.95     (1.12)
                                                     --------      -------   -------   -------   ------   -------
Less distributions:
   Dividends from net investment income ..........      (0.06)       (0.04)    (0.05)    (0.02)   (0.01)    (0.01)
   Distributions from net realized gains on
      securities .................................         --           --        --        --       --        --
                                                     --------      -------   -------   -------   ------   -------
Total distributions ..............................      (0.06)       (0.04)    (0.05)    (0.02)   (0.01)    (0.01)
                                                     --------      -------   -------   -------   ------   -------
Net asset value, end of period ...................   $   7.31      $  6.95   $  6.21   $  5.84   $ 5.48   $  4.54
                                                     ========      =======   =======   =======   ======   =======
Total return .....................................       6.12%(B)    12.52%     7.22%     6.88%   21.09%   (19.85)%
                                                     ========      =======   =======   =======   ======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......   $103,061      $82,042   $63,183   $55,121   $48,926  $28,017
   Ratios to average net assets (annualized):(A)
   Expenses, net of waivers ......................       0.60%        0.59%     0.64%     0.71%    0.68%     0.67%
   Expenses, before waivers ......................       0.60%        0.59%     0.64%     0.71%    0.68%     0.67%
   Net investment income (loss), net of waivers ..       1.01%        0.88%     0.98%     0.34%    0.40%     0.30%
   Net investment income (loss), before waivers ..       1.01%        0.88%     0.98%     0.34%    0.40%     0.30%
   Portfolio turnover rate(C) ....................         46%(B)      181%      164%      131%     138%      135%

AMERICAN BEACON FUNDS MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                        Institutional Class                     PlanAhead Class
                                                -----------------------------------   -----------------------------------
                                                Six Months Ended    November 30 to    Six Months Ended    February 28 to
                                                 April 30, 2007    October 31, 2006    April 30, 2007    October 31, 2006
                                                ----------------   ----------------   ----------------   ----------------
                                                   (unaudited)                           (unaudited)
Net asset value, beginning of period ........      $10.81             $12.09             $ 10.80            $  9.80
                                                   ------             ------             -------            -------
Income from investment operations:
   Net investment income ....................        0.07               0.21                0.06               0.01
   Net gains on securities (both realized and
      unrealized) ...........................        1.03               1.25                1.02               0.99
                                                   ------             ------             -------            -------
Total income from investment operations .....        1.10               1.46                1.08               1.00
                                                   ------             ------             -------            -------
Less distributions:
   Dividends from net investment income .....       (0.07)             (0.16)              (0.08)                --
   Distributions from net realized gains on
      securities ............................       (0.26)             (2.58)              (0.26)                --
                                                   ------             ------             -------            -------
Total distributions .........................       (0.33)             (2.74)              (0.34)                --
                                                   ------             ------             -------            -------
Redemption fees added to beneficial
   interests ................................          --                 --                  --                 --
Net asset value, end of period ..............      $11.58             $10.81             $ 11.54            $ 10.80
                                                   ======             ======             =======            =======
Total return ................................       10.39%(C)          15.30%              10.22%(C)          10.20%
                                                   ======             ======             =======            =======
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ............................      $5,427             $3,396             $33,361            $27,240
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................        0.94%              1.19%               1.21%              1.49%
   Expenses, before waivers .................        1.04%              1.19%               1.30%              1.61%
   Net investment income, net of waivers ....        1.34%              1.11%               1.09%              0.57%
   Net investment income, before waivers ....        1.24%              1.11%               0.99%              0.44%
   Portfolio turnover rate ..................           9%                42%(E)               9%                42%(E)

(A) On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

(B)  Based on average shares outstanding.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2005 through October 31, 2006.

                                                          AMR Class (formerly Institutional
                                                         Class prior to December 1, 2005)(A)
                                                ----------------------------------------------------
                                                                        Year Ended
                                                                        October 31       June 30 to
                                                Six Months Ended   -------------------    October 31
                                                 April 30, 2007      2006       2005       31, 2004
                                                ----------------   --------   --------   -----------
                                                   (unaudited)
Net asset value, beginning of period ........     $  10.87         $ 11.72    $ 10.27    $ 10.00
                                                  --------         -------    -------    -------
Income from investment operations:
   Net investment income ....................         0.07            0.12       0.13       0.02(B)
   Net gains on securities (both realized and
      unrealized) ...........................         1.03            1.75       1.37       0.25
                                                  --------         -------    -------    -------
Total income from investment operations .....         1.10            1.87       1.50       0.27
                                                  --------         -------    -------    -------
Less distributions:
   Dividends from net investment income .....        (0.08)          (0.14)     (0.05)        --
   Distributions from net realized gains on
      securities ............................        (0.26)          (2.58)        --         --
                                                  --------         -------    -------    -------
Total distributions .........................        (0.34)          (2.72)     (0.05)        --
                                                  --------         -------    -------    -------
Redemption fees added to beneficial
   interests ................................           --              --         --         --
Net asset value, end of period ..............     $  11.63         $ 10.87    $ 11.72    $ 10.27
                                                  ========         =======    =======    =======
Total return ................................        10.41%(C)       19.16%     14.63%      2.70%(C)
                                                  ========         =======    =======    =======
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ............................     $112,012         $66,290    $44,342    $25,546
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................         0.78%           0.97%      1.01%      1.14%(D)
   Expenses, before waivers .................         0.78%           0.92%      1.02%      1.34%(D)
   Net investment income, net of waivers ....         1.49%           1.38%      0.92%      0.73%(D)
   Net investment income, before waivers ....         1.49%           1.42%      0.91%      0.53%(D)
   Portfolio turnover rate ..................            9%             42%       298%         6%(C)

AMERICAN BEACON FUNDS SMALL CAP VALUE OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          Institutional Class
                                                --------------------------------------
                                                Six Months Ended       March 31 to
                                                 April 30, 2007    October 31, 2006(A)
                                                ----------------   -------------------
                                                   (unaudited)
Net asset value, beginning of period ........      $10.26                 $10.00
                                                   ------                 ------
Income from investment operations:
   Net investment income ....................        0.03                   0.01
   Net gains on securities (both realized and
      unrealized) ...........................        0.75                   0.25
                                                   ------                 ------
Total income from investment operations .....        0.78                   0.26
                                                   ------                 ------
Less distributions:
   Dividends from net investment income .....       (0.03)                    --
   Distributions from net realized gains on
      securities ............................       (0.01)                    --
                                                   ------                 ------
Total distributions .........................       (0.04)                    --
                                                   ------                 ------
Net asset value, end of period ..............      $11.00                 $10.26
                                                   ======                 ======
Total return ................................        7.64%(B)               2.60%
                                                   ======                 ======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ........................      $8,708                 $4,693
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................        1.05%                  1.03%
   Expenses, before waivers .................        1.60%                  6.12%
   Net investment income, net of waivers ....        0.61%                  0.30%
   Net investment income (loss), before
      waivers ...............................        0.06%                 (4.80)%
   Portfolio turnover rate ..................          24%(B)                 32%

(A)  March 31, 2006 is the inception date of the Small Cap Value Opportunity
     Fund.

(B)  Not annualized.

                                                            PlanAhead Class
                                                --------------------------------------
                                                Six Months Ended       March 31 to
                                                 April 30, 2007    October 31, 2006(A)
                                                ----------------   -------------------
                                                   (unaudited)
Net asset value, beginning of period ........       $10.26              $ 10.00
Income from investment operations:
   Net investment income ....................         0.06                 0.01
   Net gains on securities (both realized and
      unrealized) ...........................         0.69                 0.25
                                                    ------              -------
Total income from investment operations .....         0.75                 0.26
                                                    ------              -------
Less distributions:
   Dividends from net investment income .....        (0.06)                  --
   Distributions from net realized gains on
      securities ............................        (0.01)                  --
                                                    ------              -------
Total distributions .........................        (0.07)                  --
                                                    ------              -------
Net asset value, end of period ..............       $10.94              $ 10.26
                                                    ======              =======
Total return ................................         7.44%(B)             2.60%
                                                    ======              =======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ........................       $  413              $    70
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................         1.29%                1.28%
   Expenses, before waivers .................         1.81%               20.05%
   Net investment income, net of waivers ....         0.30%                0.21%
   Net investment income (loss), before
      waivers ...............................        (0.22)%             (18.56)%
   Portfolio turnover rate ..................           24%(B)               32%

AMERICAN BEACON FUNDS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         Institutional Class
                                      --------------------------------------------------------
                                          Six
                                         Months
                                         Ended                Year Ended October 31
                                       April 30,   -------------------------------------------
                                          2007       2006    2005      2004      2003    2002
                                      -----------  -------  ------    ------    ------  ------
                                      (unaudited)
Net asset value, beginning of
   period ..........................   $ 17.42     $ 15.10  $12.64    $10.62    $ 7.20  $ 6.64
                                       -------     -------  ------    ------    ------  ------
Income from investment operations:
   Net investment income(A) ........      0.06        0.11    0.15      0.07      0.04    0.09
   Net gains on securities (both
      realized and unrealized)(A) ..      3.03        4.63    3.45      2.01      3.43    0.56
                                       -------     -------  ------    ------    ------  ------
Total income from investment
   operations ......................      3.09        4.74    3.60      2.08      3.47    0.65
                                       -------     -------  ------    ------    ------  ------
Less distributions:
   Dividends from net investment
      income .......................     (0.10)      (0.21)  (0.06)    (0.06)    (0.05)  (0.09)
   Distributions from net realized
      gains on Securities ..........     (2.49)      (2.21)  (1.08)       --        --      --
                                       -------     -------  ------    ------    ------  ------
Total distributions ................     (2.59)      (2.42)  (1.14)    (0.06)    (0.05)  (0.09)
                                       -------     -------  ------    ------    ------  ------
Redemption fees added to beneficial
   Interests .......................        --(B)       --      --(B)     --(B)     --      --
Net asset value, end of period .....   $ 17.92     $ 17.42  $15.10    $12.64    $10.62  $ 7.20
                                       =======     =======  ======    ======    ======  ======
Total return .......................     18.76%(C)   34.49%  30.11%    19.65%    48.45%   9.80%
                                       =======     =======  ======    ======    ======  ======
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ...................   $17,301     $16,552  $9,348    $7,282    $3,557  $1,769
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers(A) .....      1.50%       1.56%   1.52%     1.85%     1.76%   1.51%
   Expenses, before waivers(A) .....      1.50%       1.56%   1.52%     1.85%     1.76%   1.51%
   Net investment income (loss), net
      of waivers(A) ................      0.64%       0.80%   1.22%     0.74%     0.62%   1.11%
   Net investment income (loss),
      before waivers(A) ............      0.64%       0.80%   1.22%     0.74%     0.62%   1.11%
   Portfolio turnover rate(E) ......        40%(C)      67%     63%       76%       80%     94%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B)  Amounts represent less than $0.01 per share.

(C)  Not annualized.

(D)  Annualized.

(E) The Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

                                                            PlanAhead Class
                                      -----------------------------------------------------------
                                          Six
                                         Months                                           October
                                         Ended            Year Ended October 31            01 to
                                       April 30,   ----------------------------------     October
                                          2007      2006    2005      2004      2003     31, 2002
                                      -----------  ------  ------    ------    ------    --------
                                      (unaudited)
Net asset value, beginning of
   period ..........................   $ 17.22     $14.98  $12.53    $10.55    $ 7.19    $ 6.86
                                       -------     ------  ------    ------    ------    ------
Income from investment operations:
   Net investment income(A) ........      0.02       0.09    0.15      0.04      0.09        --
   Net gains on securities (both
      realized and unrealized)(A) ..      3.02       4.55    3.41      1.99      3.34      0.33
                                       -------     ------  ------    ------    ------    ------
Total income from investment
   operations ......................      3.04       4.64    3.56      2.03      3.43      0.33
                                       -------     ------  ------    ------    ------    ------
Less distributions:
   Dividends from net investment
      income .......................     (0.04)     (0.19)  (0.03)    (0.05)    (0.07)       --
   Distributions from net realized
      gains on Securities ..........     (2.49)     (2.21)  (1.08)       --        --        --
                                       -------     ------  ------    ------    ------    ------
Total distributions ................     (2.53)     (2.40)  (1.11)    (0.05)    (0.07)       --
                                       -------     ------  ------    ------    ------    ------
Redemption fees added to beneficial
   Interests .......................        --(B)      --      --(B)     --(B)     --(B)     --
Net asset value, end of period .....   $ 17.73     $17.22  $14.98    $12.53    $10.55    $ 7.19
                                       =======     ======  ======    ======    ======    ======
Total return .......................     18.52%(C)  34.16%  29.95%    19.33%    48.07%     4.81%(C)
                                       =======     ======  ======    ======    ======    ======
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ...................   $ 7,417     $5,841  $2,592    $1,214    $  492    $    1
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers(A) .....      1.85%      2.04%   1.75%     2.14%     2.08%     1.87%(D)
   Expenses, before waivers(A) .....      1.85%      1.91%   2.01%     2.20%     2.08%     1.87%(D)
   Net investment income (loss), net
      of waivers(A) ................      0.32%      0.49%   1.16%     0.37%     0.57%    (0.25)%(D)
   Net investment income (loss),
      before waivers(A) ............      0.32%      0.62%   0.90%     0.31%     0.57%    (0.25)%(D)
   Portfolio turnover rate(E) ......        40%(C)     67%     63%       76%       80%       94%(F)

                                                              AMR Class
                                      ---------------------------------------------------------
                                          Six
                                         Months
                                         Ended                 Year Ended October 31
                                         April     --------------------------------------------
                                        30, 2007     2006      2005     2004     2003     2002
                                      -----------  --------  -------  -------  -------  -------
                                      (unaudited)
Net asset value, beginning of
   period ..........................  $  17.52     $  15.17  $ 12.68  $ 10.66  $  7.22  $  6.65
                                      --------     --------  -------  -------  -------  -------
Income from investment operations:
   Net investment income(A) ........      0.07         0.15     0.24     0.10     0.07     0.09
   Net gains on securities (both
      realized and unrealized)(A) ..      3.08         4.65     3.42     2.00     3.44     0.59
                                      --------     --------  -------  -------  -------  -------
Total income from investment
   operations ......................      3.15         4.80     3.66     2.10     3.51     0.68
                                      --------     --------  -------  -------  -------  -------
Less distributions:
   Dividends from net investment
      income .......................     (0.15)       (0.24)   (0.09)   (0.08)   (0.07)   (0.11)
   Distributions from net realized
      gains on Securities ..........     (2.49)       (2.21)   (1.08)      --       --       --
                                      --------     --------  -------  -------  -------  -------
Total distributions ................     (2.64)       (2.45)   (1.17)   (0.08)   (0.07)   (0.11)
                                      --------     --------  -------  -------  -------  -------
Redemption fees added to beneficial
   Interests .......................        --(B)        --       --       --       --       --
Net asset value, end of period .....  $  18.03     $  17.52  $ 15.17  $ 12.68  $ 10.66  $  7.22
                                      ========     ========  =======  =======  =======  =======
Total return .......................     18.86%(C)    34.87%   30.43%   20.00%   48.84%   10.10%
                                      ========     ========  =======  =======  =======  =======
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ...................  $163,364     $135,146  $94,864  $74,199  $51,498  $32,731
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers(A) .....      1.23%        1.30%    1.25%    1.59%    1.50%    1.26%
   Expenses, before waivers(A) .....      1.23%        1.30%    1.25%    1.59%    1.50%    1.26%
   Net investment income (loss), net
      of waivers(A) ................      0.93%        1.01%    1.60%    1.01%    0.92%    1.35%
   Net investment income (loss),
      before waivers(A) ............      0.93%        1.01%    1.60%    1.01%    0.92%    1.35%
   Portfolio turnover rate(E) ......        40%(C)       67%      63%      76%      80%      94%

AMERICAN BEACON FUNDS HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        Institutional Class
                                                   -------------------------------------------------------------
                                                       Six
                                                     Months
                                                      Ended                   Year Ended October 31
                                                    April 30,   ------------------------------------------------
                                                      2007       2006(A)    2005      2004      2003      2002
                                                   ----------   --------  --------  --------  --------  --------
                                                   (unaudited)
Net asset value, beginning of period ............  $  10.20     $  10.22  $  10.86  $  10.73  $   9.63  $   9.82
                                                   --------     --------  --------  --------  --------  --------
Income from investment operations:
   Net investment income ........................      0.40         0.88      0.76      0.78      0.78      0.80
   Net gains (losses) on securities
      (both realized and unrealized) ............      0.24         0.09     (0.84)     0.27      1.10     (0.19)
                                                   --------     --------  --------  --------  --------  --------
Total income (loss) from investment operations ..      0.64         0.97     (0.08)     1.05      1.88      0.61
                                                   --------     --------  --------  --------  --------  --------
Less distributions:
   Dividends from net investment income .........     (0.40)       (0.88)    (0.76)    (0.78)    (0.78)    (0.80)
   Distributions from net realized gains
      on securities .............................        --        (0.11)     0.20     (0.14)       --        --
                                                   --------     --------  --------  --------  --------  --------
Total distributions .............................     (0.40)       (0.99)    (0.56)    (0.92)    (0.78)    (0.80)
                                                   --------     --------  --------  --------  --------  --------
Net asset value, end of period ..................  $  10.44     $  10.20  $  10.22  $  10.86  $  10.73  $   9.63
                                                   ========     ========  ========  ========  ========  ========
Total return ....................................      6.32%(B)     8.78%     3.03%    10.19%    20.11%     6.28%
                                                   ========     ========  ========  ========  ========  ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .....  $279,428     $231,693  $216,744  $241,777  $161,380  $104,813
   Ratios to average net assets (annualized):
   Expenses, net of waivers .....................      0.84%        0.85%     0.84%     0.88%     0.90%     0.90%
   Expenses, before waivers .....................      0.85%        0.85%     0.84%     0.92%     1.00%     0.98%
   Net investment income, net of waivers ........      7.71%        7.55%     7.24%     7.27%     7.51%     8.02%
   Net investment income, before waivers ........      7.69%        7.55%     7.24%     7.23%     7.41%     7.94%
   Portfolio turnover rate ......................        44%(B)       88%      128%      138%      114%      163%

(A) Franklin Advisers, Inc. was added as an investment advisor to the Heigh Yield Bond Fund on September 12, 2006.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

                                                                           PlanAhead Class
                                                   --------------------------------------------------------------
                                                       Six
                                                     Months                                                March
                                                      Ended            Year Ended October 31               01 to
                                                    April 30,  -------------------------------------      October
                                                      2007      2006A     2005      2004      2003       31, 2002
                                                   ----------  -------  --------  --------  --------     --------
                                                   (unaudited)
Net asset value, beginning of period ............  $ 10.21     $ 10.22  $  10.87  $  10.73  $   9.63     $10.10
                                                   -------     -------  --------  --------  --------     ------
Income from investment operations:
   Net investment income ........................     0.39        0.85      0.74      0.74      0.75       0.50
   Net gains (losses) on securities
      (both realized and unrealized) ............     0.24        0.10     (0.85)     0.28      1.10      (0.47)
                                                   -------     -------  --------  --------  --------     ------
Total income (loss) from investment operations ..     0.63        0.95     (0.11)     1.02      1.85       0.03
                                                   -------     -------  --------  --------  --------     ------
Less distributions:
   Dividends from net investment income .........    (0.39)      (0.85)    (0.74)    (0.74)    (0.75)     (0.50)
   Distributions from net realized gains
      on securities .............................       --       (0.11)     0.20     (0.14)       --         --
                                                   -------     -------  --------  --------  --------     ------
Total distributions .............................    (0.39)      (0.96)    (0.54)    (0.88)    (0.75)     (0.50)
                                                   -------     -------  --------  --------  --------     ------
Net asset value, end of period ..................  $ 10.45     $ 10.21  $  10.22  $  10.87  $  10.73     $ 9.63
                                                   =======     =======  ========  ========  ========     ======
Total return ....................................     6.20%(B)    8.63%     2.69%     9.94%    19.57%(B)  (0.26)%(B)
                                                   =======     =======  ========  ========  ========     ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .....  $79,551     $80,284  $120,360  $148,266  $125,654     $4,029
   Ratios to average net assets (annualized):
   Expenses, net of waivers .....................     1.08%       1.08%     1.08%     1.20%     1.24%      1.27%(C)
   Expenses, before waivers .....................     1.08%       1.08%     1.08%     1.20%     1.24%      1.27%(C)
   Net investment income, net of waivers ........     7.48%       7.33%     7.00%     6.95%     7.11%      7.20%(C)
   Net investment income, before waivers ........     7.48%       7.33%     7.00%     6.95%     7.11%      7.20%(C)
   Portfolio turnover rate ......................       44%(B)      88%      128%      138%      114%       163%(D)

AMERICAN BEACON FUNDS ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             PlanAhead Class
                                                           ---------------------------------------------------
                                                               Six
                                                              Months                                    June
                                                              Ended         Year Ended October 31       30 to
                                                             April 30,  ----------------------------   October
                                                               2007       2006      2005      2004    31, 2003
                                                           -----------  --------  --------  --------  --------
                                                           (unaudited)
Net asset value, beginning of period ....................  $  10.25     $   9.98  $  10.16  $   9.96  $  10.00
                                                           --------     --------  --------  --------  --------
Income from investment operations:
   Net investment income ................................      0.17         0.33      0.29      0.26      0.07(A)
   Net gains (losses) on securities (both realized and
      unrealized) .......................................      0.17         0.29     (0.16)     0.20     (0.04)
                                                           --------     --------  --------  --------  --------
Total income from investment operations .................      0.34         0.62      0.13      0.46      0.03
                                                           --------     --------  --------  --------  --------
Less distributions:
   Dividends from net investment income .................     (0.23)       (0.35)    (0.31)    (0.26)    (0.07)
   Distributions from net realized gains on securities ..     (0.01)          --        --        --        --
                                                           --------     --------  --------  --------  --------
Total distributions .....................................     (0.24)       (0.35)    (0.31)    (0.26)    (0.07)
                                                           --------     --------  --------  --------  --------
Net asset value, end of period ..........................  $  10.35     $  10.25  $   9.98  $  10.16  $   9.96
                                                           ========     ========  ========  ========  ========
Total return ............................................      3.28%(B)     6.36%     1.32%     4.70%     0.32%(B)
                                                           ========     ========  ========  ========  ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............  $101,330     $125,915  $112,341  $103,897  $101,072
   Ratios to average net assets (annualized):
   Expenses .............................................      0.94%        0.93%     0.92%     1.00%     0.93%(C)
   Net investment income ................................      3.63%        3.21%     2.79%     2.54%     2.20%(C)
   Portfolio turnover rate ..............................        63%(B)       65%       41%       72%       57%(B)

(A)  Based on average shares outstanding.

(B)  Not annualized.

(C)  Annualized.

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       Institutional Class (formerly AMR Class prior to 3/1/05)
                                                   ---------------------------------------------------------------
                                                       Six
                                                      Months
                                                      Ended                    Year Ended October 31
                                                    April 30,    -------------------------------------------------
                                                       2007        2006    2005(A)     2004      2003       2002
                                                   -----------   -------   -------   -------   --------   --------
                                                   (unaudited)
Net asset value, beginning of period ...........   $  10.02      $ 10.01   $ 10.33   $ 10.24   $  10.22   $  10.30
                                                   --------      -------   -------   -------   --------   --------
Income from investment operations:
   Net investment income(B) ....................       0.24         0.46      0.42      0.40       0.45       0.53
   Net gains (losses) on securities
      (both realized and unrealized)(B) ........       0.06         0.02     (0.29)     0.14       0.02      (0.08)
                                                   --------      -------   -------   -------   --------   --------
Total income from investment operations ........       0.30         0.48      0.13      0.54       0.47       0.45
                                                   --------      -------   -------   -------   --------   --------
Less distributions:
   Dividends from net investment income ........      (0.24)       (0.47)    (0.45)    (0.45)     (0.45)     (0.53)
   Distributions from net realized gains
      on securities ............................         --                     --        --         --         --
                                                   --------      -------   -------   -------   --------   --------
Total distributions ............................      (0.24)       (0.47)    (0.45)    (0.45)     (0.45)     (0.53)
                                                   --------      -------   -------   -------   --------   --------
Net asset value, end of period .................   $  10.08      $ 10.02   $ 10.01   $ 10.33   $  10.24   $  10.22
                                                   ========      =======   =======   =======   ========   ========
Total return ...................................       3.05%(C)     4.96%     1.26%     5.38%      4.62%      4.57%
                                                   ========      =======   =======   =======   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ....   $101,207      $97,319   $93,270   $96,242   $131,927   $144,098
   Ratios to average net assets (annualized):
   Expenses, net of waivers(B) .................       0.34%        0.35%     0.31%     0.34%      0.32%      0.30%
   Expenses, before waivers(B) .................       0.34%        0.35%     0.31%     0.34%      0.32%      0.30%
   Net investment income, net of waivers(B) ....       4.79%        4.64%     4.12%     3.97%      4.32%      5.23%
   Net investment income, before waivers(B) ....       4.79%        4.64%     4.12%     3.97%      4.32%      5.23%
   Portfolio turnover rate(D) ..................         40%(C)      122%      119%      106%       187%       185%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002

(C)  Not annualized.

(D) The Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       Institutional Class (formerly AMR Class prior to 3/1/05)
                                                   ---------------------------------------------------------------
                                                       Six
                                                      Months
                                                      Ended                    Year Ended October 31
                                                     April 30,   -------------------------------------------------
                                                       2007        2006      2005(A)     2004      2003      2002
                                                   -----------   -------     -------   -------   -------   -------
                                                   (unaudited)
Net asset value, beginning of period ...........   $  8.74       $  8.75     $  9.07   $  9.31   $  9.44   $  9.60
                                                   -------       -------     -------   -------   -------   -------
Income from investment operations:
   Net investment income (loss)(B) .............      0.19(E)       0.32(E)     0.29      0.27      0.42      0.44
   Net gains (losses) on securities
      (both realized and unrealized)(B) ........      0.08          0.07       (0.20)    (0.05)    (0.07)    (0.11)
                                                   -------       -------     -------   -------   -------   -------
Total income from investment operations ........      0.27          0.39        0.09      0.22      0.35      0.33
                                                   -------       -------     -------   -------   -------   -------
Less distributions:
   Dividends from net investment income ........     (0.21)        (0.40)      (0.41)    (0.46)    (0.48)    (0.49)
   Distributions from net realized gains
      on securities ............................        --            --          --        --        --        --
                                                   -------       -------     -------   -------   -------   -------
Total distributions ............................     (0.21)        (0.40)      (0.41)    (0.46)    (0.48)    (0.49)
                                                   -------       -------     -------   -------   -------   -------
Net asset value, end of period .................   $  8.80       $  8.74     $  8.75   $  9.07   $  9.31   $  9.44
                                                   =======       =======     =======   =======   =======   =======
Total return ...................................      3.11%(C)      4.56%       1.00%     2.39%     3.82%     3.60%
                                                   =======       =======     =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ....   $84,375       $73,417     $79,683   $80,504   $91,911   $89,932
   Ratios to average net assets (annualized):
   Expenses, net of waivers(B) .................      0.35%         0.35%       0.33%     0.33%     0.33%     0.30%
   Expenses, before waivers(B) .................      0.35%         0.35%       0.33%     0.33%     0.33%     0.30%
   Net investment income, net of waivers(B) ....      4.33%         3.64%       3.15%     3.00%     4.54%     4.63%
   Net investment income, before waivers(B) ....      4.33%         3.64%       3.15%     3.00%     4.54%     4.63%
   Portfolio turnover rate(D) ..................        27%(C)        48%         38%       41%       81%       63%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C)  Not annualized.

(D) The Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(E)  Based upon average shares outstanding.

                                                                        PlanAhead Class
                                                   --------------------------------------------------------
                                                       Six
                                                      Months
                                                      Ended                 Year Ended October 31
                                                    April 30,    ------------------------------------------
                                                       2007        2006    2005     2004     2003     2002
                                                   -----------   ------   ------   ------   ------   ------
                                                   (unaudited)
Net asset value, beginning of period ...........    $ 8.76       $ 8.77   $ 9.09   $ 9.33   $ 9.45   $ 9.62
                                                    ------       ------   ------   ------   ------   ------
Income from investment operations:
   Net investment income (loss)(B) .............      0.17         0.27     0.28     0.25     0.39     0.43
   Net gains (losses) on securities
      (both realized and unrealized)(B) ........      0.07         0.07    (0.24)   (0.07)   (0.08)   (0.14)
                                                    ------       ------   ------   ------   ------   ------
Total income from investment operations ........      0.24         0.34     0.04     0.18     0.31     0.29)
                                                    ------       ------   ------   ------   ------   ------
Less distributions:
   Dividends from net investment income ........     (0.19)       (0.35)   (0.36)   (0.42)   (0.43)   (0.46)
   Distributions from net realized gains
      on securities ............................        --           --       --       --       --       --
                                                    ------       ------   ------   ------   ------   ------
Total distributions ............................     (0.19)       (0.35)   (0.36)   (0.42)   (0.43)   (0.46)
                                                    ------       ------   ------   ------   ------   ------
Net asset value, end of period .................    $ 8.81       $ 8.76   $ 8.77   $ 9.09   $ 9.33   $ 9.45
                                                    ======       ======   ======   ======   ======   ======
Total return ...................................      2.73%(C)     4.01%    0.46%    1.84%    3.38%    3.16%
                                                    ======       ======   ======   ======   ======   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ....    $5,771       $7,189   $8,582   $7,781   $5,783   $3,520
   Ratios to average net assets (annualized):
   Expenses, net of waivers(B) .................      0.87%        0.88%    0.87%    0.87%    0.86%    0.73%
   Expenses, before waivers(B) .................      0.93%        0.90%    0.94%    0.87%    0.86%    0.77%
   Net investment income, net of waivers(B) ....      3.79%        3.10%    2.59%    2.44%    4.00%    4.16%
   Net investment income, before waivers(B) ....      3.73%        3.08%    2.52%    2.44%    4.00%    4.12%
   Portfolio turnover rate(D) ..................        27%(C)       48%      38%      41%      81%      63%

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS
(UNAUDITED)

In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds (each, a "Fund" and collectively, the "Funds"), and each Investment Advisory Agreement between the Manager and a sub-advisor at the Board meeting held in the first quarter of each year. At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management and Investment Advisory Agreements on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

     - an explanation, if applicable, of any deterioration in longer-term performance by a Fund or sub-advisor since the last contract renewal and any remedial measures the Manager has taken or intends to take;

     - the Manager's and each sub-advisor's fee rate schedule for a Fund and whether the Manager intends to continue any current fee waivers or reimbursements;

     - an explanation of any significant change in a Fund's expense ratio since the last contract renewal and any actions the Manager has taken or intends to take;

     - a description of any significant changes (actual or anticipated) to personnel and the reasons for such changes;

     - a discussion of any material developments at the Funds' sub-advisors relevant to the Funds;

     - a discussion of any material compliance problems encountered by the Manager or the sub-advisors and remedial actions;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - information regarding material changes to the Manager's and sub-advisors' codes of ethics and insider trading policies; and

     - any material changes to the Manager's or sub-advisors' information provided in connection with the last annual contract renewal.

The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

Provided below is an overview of the primary factors the Board considered at its March 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal. As such, the following factors were not considered by the Board and were deferred to the next regular Board meeting to be considered in connection with the annual renewal:

     - the profits realized by the Manager and the sub-advisors and their affiliates from their relationship with a Fund;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS
(UNAUDITED)

     - the extent to which economies of scale may be realized as a Fund grows;

     - whether the level of fees reflects those economies of scale for the benefit of a Fund's investors;

     - comparisons of services and fees with contracts entered into by the Manager and a sub-advisor or their affiliates with other clients (such as pension funds and other institutional investors); and

     - ancillary benefits to be realized by the Manager and the sub-advisors as a result of the relationship with the Funds.

Considerations and Conclusions with Respect to All Funds

In determining whether to renew the Management and Investment Advisory Agreements on an interim basis, the Trustees considered the best interests of each Fund separately. The following considerations and conclusions are applicable to all Funds.

Cost of Services. With respect to the Management Agreement, the Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2006 fiscal year as well as implement additional waivers and/or reimbursements. The Board considered that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. In determining whether to renew the Investment Advisory Agreements, the Board considered that for purposes of determining the fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pension plans shall be considered where applicable. Thus, the Funds are able to receive additional break point benefits resulting from the sub-advisor's management of a larger pool of assets. For the Funds listed below under Additional Considerations and Conclusions with Respect to Certain Funds, the Board also considered information regarding changes in the Fund's fees and expenses since the last contract renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to each Fund at a low cost to investors and provides a comprehensive compliance program for each Fund. Additionally, the Manager manages a portion of the assets of certain Funds and allocates the assets of certain Funds among itself and the Funds' sub-advisors, if applicable, and monitors and evaluates the performance of the sub-advisors. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement on an interim basis.

Investment Performance. The Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. For the Funds listed below under Additional Considerations and Conclusions with Respect to Certain Funds, the Board also considered information provided by the Manager regarding significant deterioration in a Fund's or sub-advisor's longer-term performance as a result of significant underperformance for the 2006 calendar year.

Additional Considerations and Conclusions with Respect to Certain Funds

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC ("Hotchkis") on behalf of the Balanced Fund, the Trustees considered that Hotchkis underperformed its benchmark index for the 2006 calendar year, but that the Fund's performance exceeded that of its Lipper Index.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Goldman Sachs Asset Management, L.P. ("GSAM") on behalf of the Large Cap Growth Fund, the Trustees considered that GSAM underperformed its benchmark index for the 2006 calendar year, but that the Fund's overall performance exceeded that of its Lipper Index.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS
(UNAUDITED)

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") and Pzena Investment Management, Inc. ("Pzena") on behalf of the Mid-Cap Value Fund, the Trustees considered that Barrow and Pzena underperformed their benchmark index for the 2006 calendar year, but that the Fund's overall performance exceeded that of its Lipper Index.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with PanAgora Asset Management, Inc. ("PanAgora") on behalf of the Small Cap Value Opportunity Fund, the Trustees considered that PanAgora underperformed its benchmark index for the 2006 calendar year, but that the Fund's overall performance exceeded that of its Lipper Index.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with The Boston Company Asset Management, LLC ("TBCAM") on behalf of the Emerging Markets Fund, the Trustees considered that TBCAM underperformed its benchmark index for the 2006 calendar year, but that the Fund's overall performance exceeded that of its Lipper Index.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreements with Post Advisory Group, LLC ("Post") and Franklin Advisers, Inc. ("Franklin") on behalf of the High Yield Bond Fund, the Trustees considered that Post and Franklin underperformed their benchmark index for the 2006 calendar year, and the Fund's overall performance trailed that of its Lipper Index. The Fund's performance trailed for the three-year period and exceeded for the five-year period that of its Lipper Index.

In considering the renewal of the Investment Advisory Agreement with Barrow, sub-advisor to the Balanced, Mid-Cap Value, and Intermediate Bond Funds, the Trustees considered that Barrow had eliminated the last break point on its fee rate schedule, but that Barrow's combined fee rate for each Fund under its management was still among the lowest fees charged by a sub-advisor.

In considering the renewal of the Investment Advisory Agreement with Pzena, sub-advisor to the Mid-Cap Value Fund, the Trustees considered that Pzena's combined fee rate had increased as a result of expiration of a reduced fee rate schedule, but that increased assets in the Mid-Cap Value Fund had resulted in a lower overall expense ratio for the Mid-Cap Value Fund.

In considering the renewal of the Management Agreement with the Manager for the remaining Funds and the Investment Advisory Agreements with the sub-advisors to those Funds, the Trustees considered that 1) the Funds and sub-advisors outperformed or only slightly underperformed the respective benchmark index for the 2006 calendar year, and 2) the fee rate schedules for the Manager and each sub-advisor had not changed since the last contract renewal.

Based on these considerations and those noted above with respect to all Funds, the Trustees determined that the Funds and their shareholders would benefit from the Manager's and, where applicable, the sub-advisors' continued management of the Funds until the next regular Board meeting and approved the renewal of the Agreements with respect to each of the Funds on an interim basis until the next regular Board meeting.

                      (This page intentionally left blank)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                                 (GRAPHIC)
              BY E-MAIL:                            ON THE INTERNET:
  american_beacon.funds@ambeacon.com              Visit our website at
                                               www.americanbeaconfunds.com

              (GRAPHIC)                                 (GRAPHIC)
            BY TELEPHONE:                               BY MAIL:
          Institutional Class                     American Beacon Funds
          Call (800) 658-5811                        P.O. Box 219643
             AMR Class(SM)                     Kansas City, MO 64121-9643
          Call (800) 345-2345
 PlanAhead Class(R) and Service Class
          Call (800) 388-3344

      AVAILABILITY OF QUARTERLY               AVAILABILITY OF PROXY VOTING
         PORTFOLIO SCHEDULES                       POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN        TRANSFER AGENT     INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET     BOSTON FINANCIAL   PUBLIC ACCOUNTING FIRM   FORESIDE FUND
BANK AND TRUST   DATA SERVICES      ERNST & YOUNG LLP        SERVICES
Boston,          Kansas City,       Dallas, Texas            Portland, Maine
Massachusetts    Missouri

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

                                                                       SAR 04/07
                                                                          539889

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Not applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: July 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: July 3, 2007


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: July 3, 2007